UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)

Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/04

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE

PRODUCTS TRUST ANNUAL REPORT

*Not part of the annual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 1

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

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SUPPLEMENT DATED FEBRUARY 9, 2005

TO THE PROSPECTUSES DATED MAY 1, 2004, OF:

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

FRANKLIN GROWTH AND INCOME SECURITIES FUND

FRANKLIN HIGH INCOME FUND

FRANKLIN INCOME SECURITIES FUND

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

FRANKLIN MONEY MARKET FUND

FRANKLIN REAL ESTATE FUND

FRANKLIN RISING DIVIDENDS SECURITIES FUND

FRANKLIN SMALL CAP FUND

FRANKLIN SMALL CAP VALUE SECURITIES FUND

FRANKLIN STRATEGIC INCOME SECURITIES FUND

FRANKLIN U.S. GOVERNMENT FUND

FRANKLIN ZERO COUPON FUND 2005

FRANKLIN ZERO COUPON FUND 2010

MUTUAL DISCOVERY SECURITIES FUND

MUTUAL SHARES SECURITIES FUND

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

TEMPLETON FOREIGN SECURITIES FUND

TEMPLETON GLOBAL ASSET ALLOCATION FUND

TEMPLETON GLOBAL INCOME SECURITIES FUND

TEMPLETON GROWTH SECURITIES FUND

(FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

The prospectuses for shares of Class 1, Class 2 and Class 3 are amended by replacing the “Regulatory Update” section under “Additional Information, All Funds” (or under “Additional Information”) with the following:

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the Company) claiming violations of the Massachusetts Uniform Securities Act (Massachusetts Act) with respect to an alleged arrangement to permit market timing (the Massachusetts Proceeding). On September 20, 2004, Franklin Resources, Inc. announced that an agreement had been reached by two of its subsidiaries, Franklin Advisers, Inc. (Advisers) and Franklin Templeton Alternative Strategies, Inc. (FTAS), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to the Massachusetts Proceeding. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS have consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission described below.

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On November 19, 2004, the Company reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004. The second complaint alleged that the Company’s Form 8-K filing describing the original settlement failed to state the company had admitted the Statements of Fact portion of the settlement order when it stated, “Franklin did not admit or deny engaging in any wrongdoing.”

As a result of the November 19, 2004 settlement with the State of Massachusetts, the Company filed a new Form 8-K. The terms of the original settlement did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, the Company announced that Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) reached an agreement with the California Attorney General’s Office (CAGO), resolving the issues resulting from the CAGO’s investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors has agreed to pay $2 million as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds’ trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) had reached a settlement with the U.S. Securities and Exchange Commission (SEC) that resolved an SEC investigation of market timing activity in the Franklin Templeton Investments funds. As part of the settlement, on August 2, 2004, the SEC issued an “Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the August Order). The SEC’s August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Proceeding described above.

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Under the terms of the SEC’s August Order, Advisers, while neither admitting nor denying any of the findings therein, has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. Because the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or which particular groups of fund shareholders will receive distributions or in what proportion and amounts. In the August Order, the SEC notes that the Company has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The August Order also requires Advisers to, among other things:

•	Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;

•	Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and

•	Retain an Independent Distribution Consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

On December 13, 2004, the Company announced that it reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. The settlement agreement relates to an order (December Order) the SEC issued instituting administrative and cease-and-desist proceedings, making findings, and imposing remedial sanctions against Distributors and Advisers. In connection with this settlement, Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of Fund shares, and to make additional disclosures in the Funds’ Prospectuses and Statements of Additional Information.

Under the terms of the SEC’s December Order, Advisers and Distributors, while neither admitting nor denying any of the findings therein, agreed to pay $20 million as a civil penalty, and $1 as restitution to be distributed to Franklin Templeton funds in accordance with a plan to be developed by an Independent Distribution Consultant. Because the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or will receive distributions or in what proportion and amounts.

These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on the Company’s website at franklintempleton.com under “Statement on Current Industry Issues.”

Please keep this supplement for future reference.

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FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

We are pleased to bring you Franklin Global Communications Securities Fund’s annual report for the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	10-Year
Average Annual Total Return	+14.66%	-12.58%	+3.50%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/95–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Composite Index (S&P 500). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Global Communications Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goals and Main Investments: Franklin Global Communications Securities Fund seeks capital appreciation and current income. The Fund invests predominantly in investments of U.S. and foreign communications companies, which are companies that are primarily engaged in providing the distribution, content and equipment related to the creation, transmission or processing of information.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the S&P 500, which returned 10.87% for the period under review.1 Given that the Fund invests in only a few sectors found within the S&P 500, the Fund’s results versus the S&P 500 are not directly comparable.

Economic and Market Overview

During the year ended December 31, 2004, the domestic economy expanded solidly and broadly across most industries, sectors and regions as gross domestic product (GDP) rose an estimated 4.4%.2 However, surging energy and other commodity prices had a dampening effect. Although consumer confidence remained below pre-recession levels, consumer spending supported strong auto sales, increased durable goods consumption and a healthy housing market. Similarly, business spending rose substantially even as business confidence wavered. With improving balance sheets and stronger profit margins, many companies entered an upgrade cycle and invested in new technologies, driving equipment spending up 9.5% in the second half of 2004.2 The labor market firmed as employers hired 2.2 million workers in 2004, and unemployment dropped from 5.7% to 5.4% during the year.3 More than one-half of the jobs lost during the recession have been recovered; however, most new jobs were part-time or temporary. Given concerns over rising benefits costs and lingering uncertainties about economic recovery, many companies turned to temporary employment or opted for continued hiring freezes. At year-end, elevated household debt levels and the deepening federal budget and trade deficits were three top concerns for the economy as it headed into 2005.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. By concentrating in the industries of the utilities sector and by investing predominantly in communications companies, the Fund carries much greater risk of adverse developments affecting that sector, and among those companies, than a fund that invests more broadly. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

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The U.S. dollar weakened throughout 2004 and hit an all-time low against the euro and a multi-year low versus the yen. The widening trade and current account deficits and possibility for higher import prices contributed to inflationary pressures. The core inflation rate rose 2.2% in 2004, or 3.3% including volatile food and energy costs. Aiming to keep inflation tame, the Federal Reserve Board (Fed) raised the federal funds target rate five times between June and December, from 1.00% to 2.25%, the highest level in more than three years. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability, noting in December that it perceived “the upside and downside risks to the attainment of both sustainable growth and price stability for the next few quarters to be roughly equal.”4

Despite a generally robust economy and improving corporate fundamentals, investors had to digest a wide range of information in 2004, including rising inflation, the dollar’s value, a contentious presidential election and ongoing concerns about terrorism, war and reconstruction in Iraq. Domestic equity markets rallied in early 2004 and then fluctuated; however, they were essentially flat through early November. Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong and investor sentiment improved late in the period despite the mixed signals. After the elections concluded, the markets enjoyed another strong rally through year-end. The blue chip stocks of the Dow Jones Industrial Average gained 5.31% for the year under review, while the broader S&P 500 rose 10.87% and the technology-heavy NASDAQ Composite Index increased 9.15%.5

Investment Strategy

We are research driven, fundamental investors pursuing a disciplined blend of growth and value strategies. Relying on a team of analysts to provide in-depth industry expertise, we look for companies that will position the Fund to benefit from potential future technological advances and increasing worldwide demand in the communications industries. As bottom-up investors focusing primarily on individual securities, we will focus on the market price of a company’s securities

4. Source: Federal Reserve. Press Release, 12/14/04.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

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relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among the factors we also consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

During the year under review, many of the Fund’s holdings of domestic and global wireless telecommunications companies benefited from strong global trends in cellular and wireless data devices. The wireless sector experienced strong growth globally, driven by many positive factors that we seek in our investments.

Notable performers during the period included Research in Motion, Yahoo!, America Movil and Western Wireless. Research in Motion provides wireless email equipment and service under the Blackberry brand and is the dominant provider in a rapidly growing domestic and international market. Consistent with our strategy, we purchased the stock due to the company’s leading market position and prospects for future growth we felt were strong.

Yahoo! is a global Internet media company offering an online guide to the Web, aggregated information content, communication services and commerce. We purchased shares based on the company’s strong secular growth and leading position as an Internet gatekeeper. Online advertising has become more mainstream in the past year and gained credibility with large, national advertisers, a secular growth trend we believe may continue.

America Movil is Mexico’s leading wireless service provider and has operations in Brazil, Argentina, Ecuador, Venezuela and the U.S. Following our strategy, we believe it is well positioned to take advantage of the rapid growth in cellular phone subscribers throughout Latin America.

Western Wireless has a balanced business franchise in two fast-growing areas: rural domestic wireless and international wireless. Its rural operations have tended to attract less competition than urban markets and experienced stable growth. The firm’s international operations recently underwent dramatic expansion in several markets including Austria and Ireland. Based on our strategy, we selected the company for what we consider strong management, excellent potential growth opportunities and reasonable valuation.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go

Top 10 Holdings

Franklin Global Communications Securities Fund 12/31/04

Company Sector/Industry, Country	% of Total Net Assets

America Movil SA de CV, L, ADR	5.6%
Wireless Communications, Mexico

Nokia Corp., ADR	4.3%
Telecommunications Equipment, Finland

Grupo Televisa SA, ADR	3.9%
Broadcasting, Mexico

Sprint Corp.	3.8%
Major Telecommunications, U.S.

Vodafone Group PLC, ADR	3.5%
Wireless Communications, U.K.

Research in Motion Ltd.	2.8%
Telecommunications Equipment, Canada

Western Wireless Corp., A	2.6%
Wireless Communications, U.S.

Nextel Communications Inc., A	2.5%
Wireless Communications, U.S.

VeriSign Inc.	2.4%
Internet Software & Services, U.S.

NII Holdings Inc., B	2.4%
Wireless Communications, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, the Fund’s portfolio was invested significantly in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.

Some consumer services companies in the broadcasting industry detracted from Fund performance, suffering from a slower than expected advertising recovery. Radio broadcasting companies Clear Channel Communications and Entercom Communications hurt the Fund’s performance, and we sold the stocks by period-end. Despite positive economic signs, the radio advertising market had not yet benefited from the recovery to the extent that many expected.

In the computer communications industry, Cisco Systems detracted from Fund performance. The company is the leading supplier of data networking equipment and provides equipment for Voice over Internet Protocol (VoIP) telephony services. We sold our holding largely due to analysts’ concerns over rising inventories and weak sales growth momentum.

Thank you for your participation in Franklin Global Communications Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Global Communications Securities Fund – Class 1

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In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,130.90	$3.48
Hypothetical (5% return before expenses)	$1,000	$1,021.87	$3.30

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.65%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.32	$4.53	$6.87	$12.88	$24.86

Income from investment operations:
Net investment income[a]	.05	.06	.04	.04	.11
Net realized and unrealized gains (losses)	.87	1.78	(2.33)	(3.55)	(6.77)

Total from investment operations	.92	1.84	(2.29)	(3.51)	(6.66)

Less distributions from:
Net investment income	(.07)	(.05)	(.05)	(.01)	(.50)
Net realized gains	—	—	—	(2.49)	(4.82)

Total distributions	(.07)	(.05)	(.05)	(2.50)	(5.32)

Net asset value, end of year	$7.17	$6.32	$4.53	$6.87	$12.88

Total return[b]	14.66%	40.46%	(33.28)%	(29.24)%	(32.85)%
Ratios/supplemental data
Net assets, end of year (000’s)	$142,898	$149,480	$130,255	$265,055	$523,288
Ratios to average net assets:
Expenses	.64%	.64%	.60%	.55%	.52%
Net investment income	.85%	1.08%	.83%	.46%	.54%
Portfolio turnover rate	178.52%	96.60%	97.75%	105.36%	117.99%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.28	$4.51	$6.84	$12.86	$24.78

Income from investment operations:
Net investment income[a]	.04	.05	.03	.02	.05
Net realized and unrealized gains (losses)	.84	1.77	(2.32)	(3.54)	(6.72)

Total from investment operations	.88	1.82	(2.29)	(3.52)	(6.67)

Less distributions from:
Net investment income	(.06)	(.05)	(.04)	(.01)	(.43)
Net realized gains	—	—	—	(2.49)	(4.82)

Total distributions	(.06)	(.05)	(.04)	(2.50)	(5.25)

Net asset value, end of year	$7.10	$6.28	$4.51	$6.84	$12.86

Total return[b]	14.18%	40.44%	(33.52)%	(29.40)%	(32.97)%
Ratios/supplemental data
Net assets, end of year (000’s)	$23,704	$10,719	$1,490	$312	$499
Ratios to average net assets:
Expenses	.89%	.89%	.85%	.80%	.77%
Net investment income	.60%	.83%	.58%	.21%	.29%
Portfolio turnover rate	178.52%	96.60%	97.75%	105.36%	117.99%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, December 31, 2004

	COUNTRY	SHARES	VALUE
Common Stocks 96.0%
Aerospace & Defense .6%
[a]Essex Corp.	United States	47,500	$961,875

Broadcasting 10.4%
[a]Cumulus Media Inc., A	United States	116,300	1,753,804
[a]Entravision Communications Corp.	United States	102,600	856,710
Grupo Televisa SA, ADR	Mexico	106,200	6,425,100
[a]Radio One Inc., D	United States	156,100	2,516,332
[a]Univision Communications Inc., A	United States	75,500	2,209,885
[a]Westwood One Inc.	United States	79,100	2,130,163
[a]XM Satellite Radio Holdings Inc., A	United States	39,300	1,478,466

			17,370,460

Computer Communications 3.1%
[a]Avaya Inc.	United States	73,700	1,267,640
[a]F5 Networks Inc.	United States	46,000	2,241,120
[a]Finisar Corp.	United States	343,300	782,724
[a]Juniper Networks Inc.	United States	30,400	826,576

			5,118,060

Computer Peripherals 2.3%
[a]Advanced Digital Information Corp.	United States	165,800	1,661,316
[a]EMC Corp.	United States	56,600	841,642
[a]Synaptics Inc.	United States	40,300	1,232,374

			3,735,332

Electronic Components .5%
[a]OmniVision Technologies Inc.	United States	47,200	866,120

Electronic Equipment/Instruments 1.6%
[a]JDS Uniphase Corp.	United States	258,100	818,177
Tektronix Inc.	United States	63,200	1,909,272

			2,727,449

Internet Software/Services 10.9%
[a]Ask Jeeves Inc.	United States	141,100	3,774,425
[a]Google Inc., A	United States	5,600	1,081,360
[a]InfoSpace Inc.	United States	16,900	803,595
[a]JAMDAT Mobile Inc.	United States	68,400	1,412,460
[a]OpenTV Corp., A	United States	207,900	798,336
[a]RealNetworks Inc.	United States	187,100	1,238,602
[a]SINA Corp.	China	25,700	823,942
[a]VeriSign Inc.	United States	121,100	4,059,272
[a]Websense Inc.	United States	19,100	968,752
[a]Yahoo! Inc.	United States	86,200	3,248,016

			18,208,760

Major Telecommunications 11.6%
Alltel Corp.	United States	26,200	1,539,512
PT Telekomunikasi Indonesia TBK, B	Indonesia	4,051,000	2,105,691
Portugal Telecom SGPS SA, ADR	Portugal	110,404	1,359,073
Sprint Corp.	United States	252,000	6,262,200
Telecom Corp. of New Zealand Ltd.	New Zealand	665,447	2,938,620
Telefonica SA, ADR	Spain	49,156	2,777,314
Telus Corp.	Canada	20,000	593,077
Verizon Communications Inc.	United States	40,800	1,652,808

			19,228,295

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

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Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Media Conglomerates 6.2%
[a]News Corp. Ltd., A	United States	46,800	$873,288
[a]Time Warner Inc.	United States	128,300	2,494,152
Viacom Inc., B	United States	93,900	3,417,021
The Walt Disney Co.	United States	128,400	3,569,520

			10,353,981

Movies/Entertainment .1%
[a]Dreamworks Animation Inc., A	United States	3,300	123,783

Packaged Software .5%
[a]Symantec Corp.	United States	32,000	824,320

Publishing: Newspapers .7%
Gannett Co. Inc.	United States	15,100	1,233,670

Semiconductors
[a]Freescale Semiconductor Inc., B	United States	39	716

Specialty Telecommunications 3.9%
[a]American Tower Corp., A	United States	176,000	3,238,400
Citizens Communications Co.	United States	114,000	1,572,060
[a]Crown Castle International Corp.	United States	96,390	1,603,929

			6,414,389

Telecommunications Equipment 16.4%
[a]Alcatel SA, ADR	France	161,500	2,524,245
[a]Comverse Technology Inc.	United States	76,800	1,877,760
[a]Maroc Telecom	Morocco	124,800	1,424,263
Motorola Inc.	United States	215,000	3,698,000
Nokia Corp., ADR	Finland	457,900	7,175,293
[a]Nortel Networks Corp.	Canada	458,600	1,600,514
QUALCOMM Inc.	United States	38,800	1,645,120
[a]Research in Motion Ltd.	Canada	57,400	4,730,908
[a]Trimble Navigation Ltd.	United States	51,500	1,701,560
[a]ViaSat Inc.	United States	41,100	997,497

			27,375,160

Wireless Communications 27.2%
[a]Alamosa Holdings Inc.	United States	111,000	1,384,170
America Movil SA de CV, L, ADR	Mexico	179,000	9,370,650
[a]Europolitan Holdings AB	Sweden	273,500	1,934,841
[a]InPhonic Inc.	United States	52,300	1,437,204
Mobile Telesystems Ojsc, ADR	Russia	12,200	1,689,822
[a]Nextel Communications Inc., A	United States	137,000	4,110,000
[a]Nextel Partners Inc., A	United States	88,300	1,725,382
[a]NII Holdings Inc., B	United States	84,000	3,985,800
SK Telecom Co. Ltd., ADR	South Korea	113,900	2,534,275
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	193,281	3,498,386
[a]UbiquiTel Inc.	United States	269,100	1,915,992
[a]U.S. Unwired Inc., A	United States	339,900	1,631,520
Vodafone Group PLC, ADR	United Kingdom	210,400	5,760,752
a Western Wireless Corp., A	United States	148,600	4,353,980

			45,332,774

Total Common Stocks (Cost $123,402,306)			159,875,144

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Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES	VALUE
Preferred Stocks 1.2%
Major Telecommunications .6%
Telecomunicacoes De Sao Paulo SA, ADR, pfd.	Brazil	48,500	$942,355
Specialty Telecommunications .6%
Tele Norte Leste Participacoes SA, ADR, pfd.	Brazil	59,200	998,704

Total Preferred Stocks (Cost $1,647,337)			1,941,059

Total Long Term Investments (Cost $125,049,643)			161,816,203

		PRINCIPAL AMOUNT
Short Term Investment (Cost $4,707,141) 2.8%
Repurchase Agreement
[b]Joint Repurchase Agreement, 1.915%, 1/03/05 (Maturity Value $4,707,892)	United States	$4,707,141	4,707,141

ABN AMRO Bank, N.V., New York Branch (Maturity Value $464,810)

Banc of America Securities LLC (Maturity Value $174,286)

Barclays Capital Inc. (Maturity Value $214,962)

Bear, Stearns & Co. Inc. (Maturity Value $366,039)

BNP Paribas Securities Corp. (Maturity Value $464,810)

Deutsche Bank Securities Inc. (Maturity Value $232,429)

Goldman, Sachs & Co. (Maturity Value $464,810)

Greenwich Capital Markets Inc. (Maturity Value $464,810)

Lehman Brothers Inc. (Maturity Value $466,506)

Merrill Lynch Government Securities Inc. (Maturity Value $464,810)

Morgan Stanley & Co. Inc. (Maturity Value $464,810)

UBS Securities LLC (Maturity Value $464,810)

Collateralized by U.S. Government Agency Securities, 0.00 - 7.125%, 1/05/05 - 9/15/09; [c]U.S. Treasury Bills, 3/24/05 - 3/31/05; U.S. Treasury Bonds, 9.375 - 12.00%, 5/15/05 - 2/15/06; and U.S. Treasury Notes, 1.50 - 7.00%, 2/28/05 - 6/15/09

Total Investments (Cost $129,756,784) 100.0%			166,523,344
Other Assets, less Liabilities			78,505

Net Assets 100.0%			$166,601,849

Portfolio Abbreviation:

ADR - American Depository Receipt

[a]	Non-income producing.
[b]	See Note 1(c) regarding joint repurchase agreement.
[c]	Securitiy is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

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Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$125,049,643
Cost - Repurchase agreements	4,707,141

Total cost of investments	$129,756,784

Value - Unaffiliated issuers	$161,816,203
Value - Repurchase agreements	4,707,141

Total value of investments	166,523,344

Receivables:
Capital shares sold	1,827
Dividends	215,681

Total assets	166,740,852

Liabilities:
Payables:
Capital shares redeemed	6,646
Affiliates	84,981
Reports to shareholders	22,951
Professional fees	21,230
Other liabilities	3,195

Total liabilities	139,003

Net assets, at value	$166,601,849

Net assets consist of:
Undistributed net investment income	$2,164,024
Net unrealized appreciation (depreciation)	36,766,581
Accumulated net realized gain (loss)	(263,037,284)
Capital shares	390,708,528

Net assets, at value	$166,601,849

Class 1:
Net assets, at value	$142,897,624

Shares outstanding	19,938,891

Net asset value and offering price per share	$7.17

Class 2:
Net assets, at value	$23,704,225

Shares outstanding	3,338,231

Net asset value and offering price per share	$7.10

See notes to financial statements.

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Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment income:
Dividends (net of foreign taxes of $119,424)	$ 2,263,932
Interest	58,213

Total investment income	2,322,145

Expenses:
Management fees (Note 3)	902,686
Distribution fees - Class 2 (Note 3)	38,702
Transfer agent fees	1,654
Custodian fees (Note 4)	6,431
Reports to shareholders	54,774
Professional fees	22,843
Trustees’ fees and expenses	995
Other	7,391

Total expenses	1,035,476
Expense reductions (Note 4)	(132)

Net expenses	1,035,344

Net investment income	1,286,801

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,543,980
Foreign currency transactions	61,915

Net realized gain (loss)	3,605,895

Net change in unrealized appreciation (depreciation) on:
Investments	16,204,418
Translation of assets and liabilities denominated in foreign currencies	(5,625)

Net change in unrealized appreciation (depreciation)	16,198,793

Net realized and unrealized gain (loss)	19,804,688

Net increase (decrease) in net assets resulting from operations	$21,091,489

See notes to financial statements.

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Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$1,286,801	$1,488,977
Net realized gain (loss) from investments and foreign currency transactions	3,605,895	766,036
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	16,198,793	45,613,944

Net increase (decrease) in net assets resulting from operations	21,091,489	47,868,957
Distributions to shareholders from:
Net investment income:
Class 1	(1,418,784)	(1,238,199)
Class 2	(135,885)	(30,287)

Total distributions to shareholders	(1,554,669)	(1,268,486)
Capital share transactions: (Note 2)
Class 1	(23,869,093)	(25,751,370)
Class 2	10,735,851	7,603,913

Total capital share transactions	(13,133,242)	(18,147,457)
Net increase (decrease) in net assets	6,403,578	28,453,014
Net assets:
Beginning of year	160,198,271	131,745,257

End of year	$166,601,849	$160,198,271

Undistributed net investment income included in net assets:
End of year	$2,164,024	$1,434,605

See notes to financial statements.

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Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Franklin Global Communications Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004, 99% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

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Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2004, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	36,176	$234,808	135,529	$698,512
Shares issued in reinvestment of distributions	231,827	1,418,784	230,149	1,238,199
Shares redeemed	(3,966,244)	(25,522,685)	(5,451,344)	(27,688,081)

Net increase (decrease)	(3,698,241)	$(23,869,093)	(5,085,666)	$(25,751,370)

Class 2 Shares:
Shares sold	2,205,007	$14,315,821	1,509,954	$8,281,081
Shares issued in reinvestment of distributions	22,350	135,885	5,671	30,287
Shares redeemed	(596,789)	(3,715,855)	(138,375)	(707,455)

Net increase (decrease)	1,630,568	$10,735,851	1,377,250	$7,603,913

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

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Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

a. Management Fees (cont.)

Fees are further reduced on net assets over $10 billion.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets of the Fund, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net asset of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$153,666,768
2010	108,979,162

$262,645,930

At December 31, 2004, the Fund had deferred currency losses occurring subsequent to October 31, 2004 of $2,223. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from ordinary income	$1,554,669	$1,268,486

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

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Notes to Financial Statements (continued)

5. INCOME TAXES (cont.)

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$131,872,781

Unrealized appreciation	$36,233,002
Unrealized depreciation	(1,582,439)

Net unrealized appreciation (depreciation)	$34,650,563

Distributable earnings – undistributed ordinary income	$3,890,891

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $269,393,710 and $273,103,964, respectively.

7. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

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Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

Settlements (cont.)

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market

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Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

Other Legal Proceedings (cont.)

timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

FGC-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Communications Securities Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FGC-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 74.13% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.

FGC-24

FRANKLIN GROWTH AND INCOME SECURITIES FUND

This annual report for Franklin Growth and Income Securities Fund covers the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	10-Year
Average Annual Total Return	+10.91%	+6.43%	+11.23%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/95–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Russell 1000® Value Index and the Lipper VIP Equity Income Funds Objective Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Growth and Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FGI-1

Fund Goals and Main Investments: Franklin Growth and Income Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks with current dividend yields above the average of the Standard & Poor’s 500 Composite Index (S&P 500).1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 16.49%, and its peers, as measured by the Lipper VIP Equity Income Funds Objective Average, which returned 13.64% for the year under review.2 However, the Fund performed generally in line with the broad stock market, as measured by the Standard & Poor’s Composite Index (S&P 500), which returned 10.87%.3

Economic and Market Overview

During the year ended December 31, 2004, the domestic economy expanded solidly and broadly across most industries, sectors and regions as gross domestic product (GDP) rose an estimated 4.4%.4 However, surging energy and other commodity prices had a dampening effect. Although consumer confidence remained below pre-recession levels, consumer spending supported strong auto sales, increased durable goods consumption and a healthy housing market. Similarly, business spending rose substantially even as business confidence wavered. With improving balance sheets and stronger profit margins, many companies entered an upgrade cycle and invested in new technologies, driving equipment spending up 9.5% in the second half of 2004.4 The labor market firmed as employers hired 2.2 million workers in 2004, and unemployment dropped from 5.7% to 5.4% during the year.5 More than one-half of the jobs lost during the recession have been recovered; however, most new jobs were part-time or temporary. Given concerns over rising benefits costs and lingering uncertainties about economic recovery, many companies turned to temporary employment or opted for continued hiring freezes. At year-end, elevated household debt levels and the deepening federal budget and trade deficits were three top concerns for the economy as it headed into 2005.

1. Please see Index Descriptions following the Fund Summaries.

2. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

4. Source: Bureau of Economic Analysis.

5. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. The Fund’s prospectus also includes a description of the main investment risks.

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The U.S. dollar weakened throughout 2004 and hit an all-time low against the euro and a multi-year low versus the yen. The widening trade and current account deficits and possibility for higher import prices contributed to inflationary pressures. The core inflation rate rose to 2.2% in 2004, or 3.3% including volatile food and energy costs. Aiming to keep inflation tame, the Federal Reserve Board (Fed) raised the federal funds target rate five times between June and December, from 1.00% to 2.25%, the highest level in more than three years. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability, noting in December that it perceived “the upside and downside risks to the attainment of both sustainable growth and price stability for the next few quarters to be roughly equal.”6

Despite a generally robust economy and improving corporate fundamentals, investors had to digest a wide range of information in 2004, including rising inflation, the dollar’s value, a contentious presidential election and ongoing concerns about terrorism, war and reconstruction in Iraq. Domestic equity markets rallied in early 2004 and then fluctuated; however, they were essentially flat through early November. Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong and investor sentiment improved late in the period despite the mixed signals. After the elections concluded, the markets enjoyed another strong rally through year-end. The blue chip stocks of the Dow Jones Industrial Average gained 5.31% for the year under review, while the broader S&P 500 rose 10.87% and the technology-heavy NASDAQ Composite Index increased 9.15%.7

Investment Strategy

We are research driven, fundamental investors, pursuing a disciplined value-oriented strategy. As bottom-up investors focusing primarily on individual securities, we look at the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow, with a special emphasis on current dividend yield. We believe that high relative dividend yield is frequently a good indicator of value.

6. Source: Federal Reserve. Press Release, 12/14/04.

7. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

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Manager’s Discussion

During the year ended December 31, 2004, the Fund’s performance relative to the Russell 1000 Value Index was affected by stock selection and investment weightings in various sectors. Performance of certain holdings during fourth quarter 2004 drove much of the year’s relative results.

The Fund’s underweighted position relative to the index and strong stock selection in consumer services produced the greatest positive overall effect on relative returns. Fund holding Mandalay Resort Group, a hotel and casino operator, boosted our returns in this sector. These shares appreciated 54% as MGM Mirage agreed to acquire the company during the reporting period. We subsequently took profits in Mandalay as the stock reached our price target.

Despite an underweighted position, our retail trade sector return surpassed that of the index’s due to strong stock selection. Fund holding J.C. Penney, a retailer that sold its troubled drugstore chain, Eckerd, during the period, appreciated 38%. We sold this holding when the shares met our price target. Our position in Toys R Us convertible preferred stock also rose more than 40% as the company benefited from an announced restructuring of its assets.

Favorable allocation and stock selection among our electronic technology stocks also contributed positively to relative and absolute returns. Our investments in Rockwell Automation (up 40% during the period) and Raytheon (up 32%) outperformed the index’s sector performance. We took profits in Motorola (up 30%) and General Dynamics (up 9%), and redeployed the proceeds into shares of Lockheed Martin, a company we believe has promising prospects and that was trading at what we considered an attractive valuation.

The finance sector was the main hindrance to relative returns during the year. Our underweighted exposure to this underperforming sector helped relative returns, but our stock picking restrained them. The Fund underperformed partly because we did not own shares of Countrywide Financial, a stock whose value was up over 47% during the period, but whose dividend yield was well below our typical threshold. However, our finance sector returns were particularly hurt by our Marsh & McLennan holding. Marsh & McLennan’s shares fell 46% during fourth quarter 2004 when New York State Attorney General Eliot Spitzer announced that he would investigate the company as well as various business practices within the insurance brokerage industry. The company subsequently reported disappointing earnings and

FGI-4

delayed a decision on the payment of its dividend. Shares of another insurance broker holding, Arthur J. Gallagher, also fell after the announcement. We sold both holdings during the reporting period.

The Fund’s overweighted health technology position, primarily in major pharmaceutical companies, also impaired returns. However, our stock selection resulted in performance better than that of the overall sector. Pharmaceutical holdings Merck (down 27%) and Pfizer (down 22%) were the group’s worst performers. The companies’ shares fell after each disclosed cardiovascular safety findings regarding a particular class of profitable painkillers. Merck went so far as to recall their arthritis drug, Vioxx, sending their shares down sharply after the announcement. Poor performance from Merck and Pfizer overshadowed positive contributions from three other Fund positions, GlaxoSmithKline, Johnson & Johnson, and new holding Hillenbrand Industries. These companies’ shares appreciated 20%, 23%, and 12%, respectively during the year. Despite near-term pricing and patent protection issues, we believed the industry’s long-term growth prospects remained attractive. Also, many industry leaders were selling at their lowest relative valuations and highest dividend yields in over 10 years. Thus, we continued to maintain an overweighted investment position in the sector versus the index.

Despite a favorable ruling during the period for regional telephone companies regarding access charges for their lines, our communications sector investments experienced weak relative returns while the communications sector itself only slightly outperformed the overall index. The benefit of our sector overweighting was overshadowed by performance of three companies, one we held and the other two we did not. AT&T, a stock we held and sold earlier in the year, performed poorly (down 25% for the period we owned it in 2004) as earnings estimates fell on declining revenue trends. Two stocks we did not own due to our dividend requirements, AT&T Wireless and Sprint, were up 87% and 56% for the year. Although recent earnings were disappointing for many major telephone companies, their near-term prospects appeared to us to be improving. Many of these companies typically generate attractive cash earnings and, thus, can offer dividend yields in the 4% to 5% range. Therefore, consistent with our strategy, we continued to maintain an overweighted allocation in this sector.

During the year under review, we sold selected investments in the finance, retail trade and consumer durable sectors. Conversely, we added to our holdings in health technology and energy minerals. We also

FGI-5

initiated several new positions. For example, Union Pacific is a transportation company that we believe may benefit from a stronger economy and improved internal operations. Along this same theme, we initiated positions in two producer manufacturers, PACCAR and 3M, and a specialty chemicals operator, Lyondell Chemical. We also purchased shares of Europe-based Unilever and GlaxoSmithKline on share price weakness. Based on our analysis, both companies’ stocks offered above-average dividend yields and lower valuations than comparable domestic companies. We sold some of our Sara Lee holdings and redeployed the proceeds into another consumer staple operator, General Mills, seeking to take advantage of what we considered depressed valuation. We added iStar Financial, a real estate investment trust, when the shares declined on interest rate fears. Also, within energy minerals, we redeployed profits from the sale of PetroChina into Kerr-McGee, an integrated oil and gas company that offered a 3.6% dividend yield at the time of purchase. Other recent acquisitions included yellow pages advertiser Dex Media and media conglomerate Viacom.

During the period, we remained underweighted in finance and utilities stocks due to an uncertain interest rate environment. Our overweighted position in producer manufacturing, electronic technology and technology services reflected our belief that global economic growth was positive for investment spending. We also believed that global economic growth could drive demand for energy minerals and oil-related (industrial services) stocks. Therefore, consistent with our strategy, we maintained a sizable investment in these energy-related stocks.

Top 10 Holdings

Franklin Growth and Income Securities Fund

12/31/04

Company Sector/Industry	% of Total Net Assets

General Electric Co.	4.3%
Producer Manufacturing

Bank of America Corp.	4.1%
Finance

Citigroup Inc.	4.0%
Finance

ChevronTexaco Corp.	3.0%
Energy Minerals

BP PLC, ADR (U.K.)	2.8%
Energy Minerals

Altria Group Inc.	2.5%
Consumer Non-Durables

Shell Transport & Trading Co. PLC, ADR (U.K.)	2.2%
Energy Minerals

FNMA	2.1%
Finance

SBC Communications Inc.	2.1%
Communications

R.R. Donnelley & Sons Co.	2.0%
Commercial Services

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGI-6

Companies have again begun to focus on dividends as evidenced by impressive average annual dividend gains of more than 11% in 2004. Some of the Fund’s holdings, such as Microsoft and Lockheed Martin, increased their dividends by more than 50% during the year. As the Fund’s investment strategy focuses primarily on dividend-paying securities, we attempted to position the Fund to benefit from this corporate trend.

Thank you for your participation in Franklin Growth and Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FGI-7

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Growth and Income Securities Fund – Class 1

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In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,072.20	$2.76
Hypothetical (5% return before expenses)	$1,000	$1,022.47	$2.69

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.53%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.44	$11.82	$15.27	$17.16	$17.78

Income from investment operations:
Net investment income[a]	.40	.36	.39	.37 [c]	.45
Net realized and unrealized gains (losses)	1.14	2.66	(2.58)	(.70)[c]	2.26

Total from investment operations	1.54	3.02	(2.19)	(.33)	2.71

Less distributions from:
Net investment income	(.38)	(.40)	(.42)	(.05)	(1.17)
Net realized gains	—	—	(.84)	(1.51)	(2.16)

Total distributions	(.38)	(.40)	(1.26)	(1.56)	(3.33)

Net asset value, end of year	$15.60	$14.44	$11.82	$15.27	$17.16

Total return[b]	10.91%	26.06%	(15.53)%	(2.02)%	17.99%
Ratios/supplemental data
Net assets, end of year (000’s)	$471,596	$505,393	$455,680	$646,851	$810,837
Ratios to average net assets:
Expenses	.52%	.53%	.53%	.51%	.50%
Net investment income	2.77%	2.92%	2.85%	2.31% [c]	2.75%
Portfolio turnover rate	40.15%	43.18%	96.61%	119.78%	66.82%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.026)
Net realized and unrealized gains (losses) per share	.026
Ratio of net investment income to average net assets	(.17)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.31	$11.74	$15.20	$17.13	$17.73

Income from investment operations:
Net investment income[a]	.37	.33	.34	.33 [c]	.40
Net realized and unrealized gains (losses)	1.12	2.63	(2.54)	(.70)[c]	2.27

Total from investment operations	1.49	2.96	(2.20)	(.37)	2.67

Less distributions from:
Net investment income	(.37)	(.39)	(.42)	(.05)	(1.11)
Net realized gains	—	—	(.84)	(1.51)	(2.16)

Total distributions	(.37)	(.39)	(1.26)	(1.56)	(3.27)

Net asset value, end of year	$15.43	$14.31	$11.74	$15.20	$17.13

Total return[b]	10.61%	25.70%	(15.72)%	(2.28)%	17.79%
Ratios/supplemental data
Net assets, end of year (000’s)	$263,146	$136,824	$38,379	$11,789	$2,311
Ratios to average net assets:
Expenses	.77%	.78%	.78%	.76%	.75%
Net investment income	2.52%	2.67%	2.60%	2.13% [c]	2.46%
Portfolio turnover rate	40.15%	43.18%	96.61%	119.78%	66.82%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.026)
Net realized and unrealized gains (losses) per share	.026
Ratio of net investment income to average net assets	(.17)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, December 31, 2004

	SHARES	VALUE
Common Stocks 90.6%
Commercial Services 3.1%
Dex Media Inc.	299,900	$7,485,504
R.R. Donnelley & Sons Co.	425,600	15,019,424

		22,504,928

Communications 6.9%
Alltel Corp.	131,100	7,703,436
BellSouth Corp.	385,800	10,721,382
SBC Communications Inc.	584,572	15,064,420
Telus Corp. (Canada)	85,100	2,524,765
Verizon Communications Inc.	370,722	15,017,948

		51,031,951

Consumer Non-Durables 7.6%
Altria Group Inc.	306,200	18,708,820
British American Tobacco PLC (United Kingdom)	421,000	7,252,630
Coca-Cola Co.	208,300	8,671,529
General Mills Inc.	83,900	4,170,669
Kimberly-Clark Corp.	80,400	5,291,124
Sara Lee Corp.	148,100	3,575,134
Unilever NV, N.Y. shs (Netherlands)	128,000	8,538,880

		56,208,786

Consumer Services 2.4%
Dow Jones & Co. Inc.	168,800	7,268,528
Viacom Inc., B	191,100	6,954,129
The Walt Disney Co.	131,800	3,664,040

		17,886,697

Electronic Technology 6.2%
Diebold Inc.	34,400	1,917,112
Hewlett-Packard Co.	317,100	6,649,587
Lockheed Martin Corp.	94,200	5,232,810
Nokia Corp., ADR (Finland)	487,800	7,643,826
Raytheon Co.	322,500	12,522,675
Rockwell Automation Inc.	231,700	11,480,735

		45,446,745

Energy Minerals 11.0%
BP PLC, ADR (United Kingdom)	354,400	20,696,960
ChevronTexaco Corp.	421,116	22,112,801
ExxonMobil Corp.	282,744	14,493,457
Kerr-McGee Corp.	118,800	6,865,452
Shell Transport & Trading Co. PLC, ADR (United Kingdom)	319,500	16,422,300

		80,590,970

Finance 23.7%
Bank of America Corp.	637,012	29,933,194
Citigroup Inc.	610,900	29,433,162
Fannie Mae	72,200	5,141,362
Fifth Third Bancorp	173,100	8,184,168
JPMorgan Chase & Co.	330,170	12,879,932
KeyCorp	106,400	3,606,960
Montpelier Re Holdings Ltd. (Bermuda)	96,300	3,702,735

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Finance (cont.)
Morgan Stanley	227,200	$12,614,144
Old Republic International Corp.	191,600	4,847,480
Prudential Financial Inc.	116,060	6,378,657
St. Paul Travelers Cos. Inc.	300,100	11,124,707
U.S. Bancorp	407,500	12,762,900
Wachovia Corp.	202,700	10,662,020
Washington Mutual Inc.	262,800	11,111,184
Wells Fargo & Co.	193,500	12,026,025

		174,408,630

Health Technology 6.9%
Abbott Laboratories	41,600	1,940,640
Bristol-Myers Squibb Co.	204,000	5,226,480
GlaxoSmithKline PLC, ADR (United Kingdom)	197,400	9,354,786
Hillenbrand Industries Inc.	69,500	3,860,030
Johnson & Johnson	29,200	1,851,864
Merck & Co. Inc.	282,600	9,082,764
Pall Corp.	183,500	5,312,325
Pfizer Inc.	292,300	7,859,947
Wyeth	142,700	6,077,593

		50,566,429

Industrial Services .8%
Waste Management Inc.	191,000	5,718,540

Non-Energy Minerals 1.1%
Alcoa Inc.	266,300	8,367,146

Process Industries 3.7%
Cabot Corp.	99,800	3,860,264
Dow Chemical Co.	237,800	11,773,478
E.I. du Pont de Nemours & Co.	155,700	7,637,085
Lyondell Chemical Co.	134,100	3,878,172

		27,148,999

Producer Manufacturing 9.1%
3M Co.	69,200	5,679,244
Avery Dennison Corp.	69,200	4,149,924
General Electric Co.	866,000	31,609,000
Honeywell International Inc.	281,900	9,982,079
PACCAR Inc.	73,900	5,947,472
Pitney Bowes Inc.	204,400	9,459,632

		66,827,351

Real Estate Investment Trusts 1.0%
iStar Financial Inc.	159,600	7,223,495

Technology Services 2.7%
Automatic Data Processing Inc.	123,200	5,463,920
Microsoft Corp.	397,200	10,609,212
Paychex Inc.	110,400	3,762,432

		19,835,564

FGI-13

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FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Transportation .8%
Union Pacific Corp.	83,900	$5,642,275

Utilities 3.6%
Dominion Resources Inc.	81,800	5,541,132
NiSource Inc.	484,600	11,039,188
PPL Corp.	80,200	4,273,056
Scottish Power PLC (United Kingdom)	729,500	5,646,491

		26,499,867

Total Common Stocks (Cost $525,994,472)		665,908,373

Convertible Preferred Stocks 4.4%
Consumer Durables .9%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.	129,100	6,815,189

Finance 1.9%
Capital One Financial Corp., 6.25%, cvt. pfd.	64,400	3,630,550
FNMA, 5.375%, cvt. pfd.	95	10,056,938

		13,687,488

Health Technology .5%
Schering-Plough Corp., 6.00%, cvt. pfd.	68,100	3,820,410

Retail Trade 1.1%
Toys R Us Inc., 6.25%, cvt. pfd.	147,600	7,822,800

Total Convertible Preferred Stocks (Cost $28,645,816)		32,145,887

Total Long Term Investments (Cost $554,640,288)		698,054,260

	PRINCIPAL AMOUNT
Short Term Investments (Cost $25,667,745) 3.5%
Repurchase Agreement
[a]Joint Repurchase Agreement, 1.915%, 1/03/05 (Maturity Value $25,671,841)	$25,667,745	25,667,745

ABN AMRO Bank, N.V., New York Branch (Maturity Value $2,534,581)

Banc of America Securities LLC (Maturity Value $950,370)

Barclays Capital Inc. (Maturity Value $1,172,176)

Bear, Stearns & Co. Inc. (Maturity Value $1,995,986)

BNP Paribas Securities Corp. (Maturity Value $2,534,581)

Deutsche Bank Securities Inc. (Maturity Value $1,267,419)

Goldman, Sachs & Co. (Maturity Value $2,534,581)

Greenwich Capital Markets Inc. (Maturity Value $2,534,581)

Lehman Brothers Inc. (Maturity Value $2,543,823)

Merrill Lynch Government Securities Inc. (Maturity Value $2,534,581)

Morgan Stanley & Co. Inc. (Maturity Value $2,534,581)

UBS Securities LLC (Maturity Value $2,534,581)

Collateralized by U.S. Government Agency Securities, 0.00% - 7.125%, 1/01/05 - 9/15/09; [b]U.S. Treasury Bills, 3/24/05 - 3/31/05, U.S. Treasury Bonds, 9.375% - 12.00%, 5/15/05 - 2/15/06 and U.S. Treasury Notes, 1.50% - 7.00%, 2/28/05 - 6/15/09

Total Investments (Cost $580,308,033) 98.5%		723,722,005
Other Assets, less Liabilities 1.5%		11,019,206

Net Assets 100.0%		$734,741,211

Portfolio Abbreviation:

ADR - American Depository Receipt

[a]	See Note 1(c) regarding joint repurchase agreement.
[b]	Security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

FGI-14

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FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$554,640,288
Cost - Repurchase agreement	25,667,745

Total cost of investments	580,308,033

Value - Unaffiliated issuers	698,054,260
Value - Repurchase agreement	25,667,745

Total value of investments	723,722,005

Receivables:
Investment securities sold	9,844,307
Capital shares sold	291,847
Dividends	1,566,773

Total assets	735,424,932

Liabilities:
Payables:
Capital shares redeemed	272,700
Affiliates	350,517
Other liabilities	60,504

Total liabilities	683,721

Net assets, at value	$734,741,211

Net assets consist of:
Undistributed net investment income	$17,939,158
Net unrealized appreciation (depreciation)	143,414,082
Accumulated net realized gain (loss)	1,804,759
Capital shares	571,583,212

Net assets, at value	$734,741,211

Class 1:
Net assets, at value	$471,595,615

Shares outstanding	30,236,216

Net asset value and offering price per share	$15.60

Class 2:
Net assets, at value	$263,145,596

Shares outstanding	17,048,851

Net asset value and offering price per share	$15.43

See notes to financial statements.

FGI-15

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Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment income:
Dividends	$21,773,903
Interest	394,757

Total investment income	22,168,660

Expenses:
Management fees (Note 3)	3,279,684
Distribution fees - Class 2 (Note 3)	487,650
Transfer agent fees	7,000
Custodian fees (Note 4)	16,249
Reports to shareholders	156,461
Professional fees	32,512
Trustees’ fees and expenses	4,173
Other	28,096

Total expenses	4,011,825
Expense reductions (Note 4)	(2)

Net expenses	4,011,823

Net investment income	18,156,837

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	35,598,905
Foreign currency transactions	(30,270)

Net realized gain (loss)	35,568,635
Net change in unrealized appreciation (depreciation) on:
Investments	16,806,929
Translation of assets and liabilities denominated in foreign currencies	110

Net change in unrealized appreciation (depreciation)	16,807,039

Net realized and unrealized gain (loss)	52,375,674

Net increase (decrease) in net assets resulting from operations	$70,532,511

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

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Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$18,156,837	$15,446,674
Net realized gain (loss) from investments and foreign currency transactions	35,568,635	(8,118,887)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	16,807,039	121,978,025

Net increase (decrease) in net assets resulting from operations	70,532,511	129,305,812
Distributions to shareholders from net investment income:
Class 1	(12,401,222)	(14,899,120)
Class 2	(4,840,001)	(2,173,929)

Total distributions to shareholders	(17,241,223)	(17,073,049)
Capital share transactions: (Note 2)
Class 1	(70,034,212)	(42,683,749)
Class 2	109,267,049	78,608,309

Total capital share transactions	39,232,837	35,924,560
Net increase (decrease) in net assets	92,524,125	148,157,323
Net assets:
Beginning of year	642,217,086	494,059,763

End of year	$734,741,211	$642,217,086

Undistributed net investment income included in net assets:
End of year	$17,939,158	$15,635,006

See notes to financial statements.

FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin Growth and Income Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004, over 82% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is capital appreciation.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FGI-18

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FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2004, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FGI-19

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FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003

Class 1 Shares:	Shares	Amount	Shares	Amount

Shares sold	65,089	$960,180	2,360,924	$28,273,066
Shares issued in reinvestment of distributions	860,001	12,401,222	1,175,936	14,899,120
Shares redeemed	(5,688,684)	(83,395,614)	(7,072,721)	(85,855,935)

Net increase (decrease)	(4,763,594)	$(70,034,212)	(3,535,861)	$(42,683,749)

Class 2 Shares:
Shares sold	7,972,875	$116,185,316	6,534,882	$81,389,712
Shares issued in reinvestment of distributions	338,698	4,840,001	172,808	2,173,929
Shares redeemed	(820,856)	(11,758,268)	(417,670)	(4,955,332)

Net increase (decrease)	7,490,717	$109,267,049	6,290,020	$78,608,309

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

FGI-20

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FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets of the Fund, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net asset of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from ordinary income	$17,241,223	$17,073,049

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$583,959,734

Unrealized appreciation	$146,038,792
Unrealized depreciation	(6,276,521)

Net unrealized appreciation (depreciation)	$139,762,271

Undistributed ordinary income	$18,218,617
Undistributed long term capital gains	5,257,316

Distributable earnings	$23,475,933

FGI-21

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FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $281,061,870 and $258,989,700, respectively.

7. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny

FGI-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

Settlements (cont.)

engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

FGI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

Other Legal Proceedings (cont.)

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

FGI-24

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Growth and Income Securities Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FGI-25

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FRANKLIN GROWTH AND INCOME SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $5,257,316 as a capital gain dividend for the fiscal year ended December 31, 2004.

FGI-26

FRANKLIN HIGH INCOME FUND

This annual report for Franklin High Income Fund covers the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	10-Year
Average Annual Total Return	+10.04%	+3.49%	+6.18%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/95–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income and distributions. The Fund’s performance is compared to the performance of the Credit Suisse First Boston (CSFB) High Yield Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Credit Suisse First Boston. Please see Index Descriptions following the Fund Summaries.

Franklin High Income Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goals and Main Investments: Franklin High Income Fund seeks a high level of current income, with capital appreciation as a secondary goal. The Fund invests mainly in debt securities, including lower-rated “junk bonds,” offering high yield and expected total return. The Fund may also invest in foreign securities, including emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the CSFB High Yield Index, which returned 11.95% for the year under review.1 However, it outperformed its peers, as measured by the 9.84% return of the Lipper VIP High Current Yield Funds Objective Average.1

Economic and Market Overview

During the year under review, there was much focus on the employment picture and its resulting effects on the consumer. Although nonfarm payroll statistics were mixed, stronger employment growth fundamentals were reflected in several sources. One was the National Federation of Independent Businesses (NFIB) survey, which was notable because small businesses historically have created about two-thirds of all new jobs.2 During the period under review, more jobs combined with income tax reductions helped increase consumers’ disposable income and allowed them to continue spending, in turn boosting economic growth.

Increases in business spending also contributed to economic growth. After steadily declining in 2001 and 2002, business spending posted strong results during 2004. For example, nonresidential investment spending rose 10.3% for the year.3 Historically low interest rates during the reporting period allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance, and corporate profits reflected this data. Many corporate debt investments also benefited from this improvement. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

1. Sources: Standard & Poor’s Micropal: Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Dennis, William J., Jr., NFIB Research Foundation, “The Public Reviews Small Business,” 8/04.

3. Source: Bureau of Economic Analysis.

Fund Risks: Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks. The Fund’s prospectus also includes a description of the main investment risks.

Energy prices rose substantially during the year, and then declined toward the end, as oil ended the year at approximately $43 a barrel. In an effort to keep inflation in check, the Federal Reserve Board raised the federal funds target rate to 2.25% from 1.00% during the reporting period. However, the core Consumer Price Index, a measure of inflation excluding food and energy costs, rose a relatively modest 2.2% for the 12 months ended December 31, 2004, and helped contribute to the continued low interest rate level during the period.4 Many analysts had expected the 10-year U.S. Treasury yield to increase significantly; however, it ended the year relatively flat. This yield began the year at 4.27%, rose to a high of 4.89% and declined to 4.24% on December 31, 2004.

After posting double-digit gains in 2003, the high yield bond market began to weaken in the second quarter of 2004 as investors reacted to growing interest rate concerns. However, the strengthening U.S. economy and improving corporate earnings provided a positive backdrop for corporate credit fundamentals. In addition, investor cash flows into the high yield asset class increased significantly during the second half of the year. These combined factors appeared to outweigh interest rate speculation, and the high yield market eventually moved back into positive territory for 2004.

Investment Strategy

The primary criteria we use for selecting securities are yield and expected return. We search for securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the corporate debt securities being considered for the Fund’s portfolio, rather than relying principally on the ratings assigned by rating agencies. In our analysis, we consider a variety of factors: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects; the experience and strength of a company’s management; the company’s sensitivity to changes in interest rates and business conditions; the company’s debt maturity schedules and borrowing requirements; and the company’s changing financial condition and market recognition of the change.

Manager’s Discussion

For much of the year, the Fund maintained a slightly higher-risk positioning versus the CSFB High Yield Index (as gauged by beta coefficient, a common measure of relative volatility). Given the high yield

4. Source: Bureau of Labor Statistics.

bond market’s positive returns, this strategy was beneficial, although certain industry positions and specific portfolio holdings still caused Fund returns to slightly underperform the index.

Our security selection process relies mainly on bottom-up analysis, but we also use our fundamental research process to garner a macroeconomic view. With that in mind, in 2004 we over- and underweighted certain industries relative to the benchmark in an effort to enhance returns. For instance, we overweighted the Fund’s exposure to the chemical and industrial sectors. Both areas outperformed the CSFB High Yield Index during the year, aiding the Fund’s absolute and relative performance. Conversely, we kept the retail sector underweighted throughout the year. Retail underperformed the benchmark, so the Fund’s positioning had a positive impact on relative returns.

Despite these examples of positive portfolio positioning, certain holdings and industry weightings had a negative impact. For example, the Fund’s weightings versus the index’s in textiles and utilities were a drag on returns. Although textiles was less than 1% of the index, it turned in one of the year’s best performances within the high yield bond market. The Fund’s lack of textile industry exposure in 2004 had a negative effect on our relative performance. Utilities also generated one of the top sector returns within the index. Although the Fund did have some exposure to utilities, it was typically underweighted versus the index, thereby hindering relative performance.

Finally, certain individual security holdings also had a negative impact. For instance, our investment in Dobson Communications, a wireless service provider, substantially underperformed the index as the company’s liquidity tightened and its operating results disappointed investors during the year. Since we held a higher weighting in Dobson than the index, it therefore negatively influenced Fund returns more so than the index’s.

Thank you for your participation in Franklin High Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Sectors/Industries

Franklin High Income Fund Based on Total Net Assets 12/31/04

Consumer Services	16.2%

Process Industries	12.6%

Communications	10.5%

Utilities	9.4%

Producer Manufacturing	6.7%

Electronic Technology	5.9%

Industrial Services	5.7%

Health Services	5.4%

Energy Minerals	4.3%

Consumer Durables	3.4%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin High Income Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,092.20	$3.31
Hypothetical (5% return before expenses)	$1,000	$1,021.97	$3.20

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.63%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001		2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.81	$5.67	$7.44	$8.54		$9.86

Income from investment operations:
Net investment income[a]	.49	.51	.63	.87	[c]	1.08
Net realized and unrealized gains (losses)	.15	1.21	(1.30)	(.50)[c]		(2.36)

Total from investment operations	.64	1.72	(.67)	.37		(1.28)

Less distributions from net investment income	(.46)	(.58)	(1.10)	(1.47)		(.04)

Net asset value, end of year	$6.99	$6.81	$5.67	$7.44		$8.54

Total return[b]	10.04%	31.50%	(9.55)%	4.26%		(13.00)%
Ratios/supplemental data
Net assets, end of year (000’s)	$109,569	$136,218	$111,746	$151,924		$189,986
Ratios to average net assets:
Expenses	.62%	.62%	.63%	.62%		.57%
Net investment income	7.17%	8.19%	9.92%	10.63%	[c]	11.43%
Portfolio turnover rate	59.87%	52.01%	56.01%	30.03%		20.37%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.004)
New realized and unrealized gains (losses) per share	.004
Ratio of net investment income to average net assets	(.05)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001		2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.73	$5.62	$7.41	$8.50		$9.83

Income from investment operations:
Net investment income[a]	.46	.48	.56	.84	[c]	1.04
Net realized and unrealized gains (losses)	.16	1.21	(1.25)	(.48)[c]		(2.33)

Total from investment operations	.62	1.69	(.69)	.36		(1.29)

Less distributions from net investment income	(.45)	(.58)	(1.10)	(1.45)		(.04)

Net asset value, end of year	$6.90	$6.73	$5.62	$7.41		$8.50

Total return[b]	9.87%	31.18%	(9.96)%	4.18%		(13.15)%
Ratios/supplemental data
Net assets, end of year (000’s)	$122,579	$58,681	$7,326	$832		$432
Ratios to average net assets:
Expenses	.87%	.87%	.88%	.87%		.82%
Net investment income	6.92%	7.94%	9.67%	10.39%	[c]	11.16%
Portfolio turnover rate	59.87%	52.01%	56.01%	30.03%		20.37%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.004)
New realized and unrealized gains (losses) per share	.004
Ratio of net investment income to average net assets	(.05)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Statement of Investments, December 31, 2004

	COUNTRY	PRINCIPAL AMOUNT[h]	VALUE

Bonds 90.2%
Commercial Services 2.8%
Corrections Corp. of America, senior note, 9.875%, 5/01/09	United States	$1,000,000	$1,115,000
Corrections Corp. of America, senior note, 7.50%, 5/01/11	United States	500,000	536,875
JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07, 10.67% thereafter, 5/15/13	United States	3,000,000	2,610,000
[a]Key3Media Group Inc., senior sub. note, 11.25%, 6/15/11	United States	2,000,000	2,500
Lamar Media Corp., senior sub. note, 7.25%, 1/01/13	United States	2,000,000	2,170,000

			6,434,375

Communications 9.9%
Crown Castle International Corp., senior note, 9.375%, 8/01/11	United States	1,000,000	1,125,000
Dobson Cellular Systems Inc., secured note, 144A, 9.875%, 11/01/12	United States	2,000,000	1,980,000
Inmarsat Finance PLC, senior note, 7.625%, 6/30/12	United Kingdom	2,000,000	2,090,000
MCI Inc., senior note, 7.688%, 5/01/09	United States	2,500,000	2,593,750
Nextel Communications Inc., senior note, 7.375%, 8/01/15	United States	2,000,000	2,210,000
Nextel Partners Inc., senior note, 8.125%, 7/01/11	United States	1,000,000	1,115,000
PanAmSat Corp., senior note, 144A, 9.00%, 8/15/14	United States	1,400,000	1,569,750
Qwest Communications International Inc., senior note, 144A, 7.50%, 2/15/14	United States	1,500,000	1,522,500
Qwest Corp., 6.875%, 9/15/33	United States	1,000,000	925,000
Rogers Wireless Communications Inc., senior secured note, 144A, 7.25%, 12/15/12	Canada	2,200,000	2,343,000
Rural Cellular Corp., senior secured note, 8.25%, 3/15/12	United States	1,000,000	1,062,500
Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14	United States	1,600,000	1,640,000
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11	United States	900,000	888,750
Triton PCS Inc., senior note, 8.50%, 6/01/13	United States	2,000,000	1,940,000

			23,005,250

Consumer Durables 3.4%
D.R. Horton Inc., senior note, 8.50%, 4/15/12	United States	2,000,000	2,240,000
General Motors Corp., senior deb., 8.25%, 7/15/23	United States	2,000,000	2,088,352
Sealy Mattress Co., senior sub. note, 8.25%, 6/15/14	United States	2,000,000	2,130,000
William Lyon Homes Inc., senior note, 144A, 7.625%, 12/15/12	United States	1,400,000	1,373,750

			7,832,102

Consumer Non-Durables 3.3%
Church & Dwight Co. Inc., senior sub note, 144A, 6.00%, 12/15/12	United States	2,000,000	2,045,000
Del Monte Corp., senior sub. note, 8.625%, 12/15/12	United States	2,500,000	2,812,500
Smithfield Foods Inc., senior note, 7.00%, 8/01/11	United States	300,000	321,750
Smithfield Foods Inc., senior note, 7.75%, 5/15/13	United States	1,700,000	1,899,750
Smithfield Foods Inc., senior note, 144A, 7.00%, 8/01/11	United States	500,000	536,250

			7,615,250

Consumer Services 16.2%
[a]Adelphia Communications Corp., senior note, 10.25%, 6/15/11	United States	1,700,000	1,729,750
Aztar Corp., senior sub. note, 7.875%, 6/15/14	United States	1,900,000	2,104,250
Boyd Gaming Corp., senior sub. note, 7.75%, 12/15/12	United States	300,000	328,875
Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14	United States	1,700,000	1,789,250
Cablevision Systems Corp., senior note, 144A, 8.00%, 4/15/12	United States	2,500,000	2,681,250
[a]Callahan NordRhein-Westfalen, senior note, 14.00%, 7/15/10	Germany	2,750,000	184,800
CanWest Media Inc., senior note, B, 7.625%, 4/15/13	Canada	2,000,000	2,187,500
Charter Communications Holdings II, senior note, 10.25%, 9/15/10	United States	2,500,000	2,662,500
Dex Media Inc., B, 8.00%, 11/15/13	United States	500,000	543,750
Dex Media West LLC, senior sub. note, 9.875%, 8/15/13	United States	1,500,000	1,736,250

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[h]	VALUE

Bonds (cont.)
Consumer Services (cont.)
DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13	United States	$2,000,000	$2,252,500
Emmis Operating Co., senior sub. note, 6.875%, 5/15/12	United States	2,000,000	2,102,500
LIN Television Corp., senior sub. note, 6.50%, 5/15/13	United States	2,015,000	2,083,006
Marquee Inc., senior note, 144A, 8.625%, 8/15/12	United States	1,300,000	1,443,000
Nexstar Finance Inc., senior sub. note, 7.00%, 1/15/14	United States	2,000,000	1,990,000
Park Place Entertainment Corp., senior sub. note, 7.875%, 3/15/10	United States	2,000,000	2,262,500
Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13	United States	1,100,000	1,196,250
Pinnacle Entertainment Inc., senior sub. note, B, 9.25%, 2/15/07	United States	399,000	407,978
Rainbow National Services LLC, senior sub. deb., 144A, 10.375%, 9/01/14	United States	2,000,000	2,265,000
Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10	United States	800,000	908,000
Royal Caribbean Cruises Ltd., senior note, 6.875%, 12/01/13	United States	1,200,000	1,302,000
Station Casinos Inc., senior note, 6.00%, 4/01/12	United States	300,000	307,125
Station Casinos Inc., senior sub. note, 6.50%, 2/01/14	United States	300,000	309,750
Station Casinos Inc., senior sub. note, 6.875%, 3/01/16	United States	1,400,000	1,464,750
Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, 13.50% thereafter, 8/01/11	United Kingdom	1,282,000	1,265,975

			37,508,509

Electronic Technology 5.9%
Argo-Tech Corp., senior note, 9.25%, 6/01/11	United States	1,700,000	1,874,250
Communications & Power Industries, senior sub. note, 8.00%, 2/01/12	United States	1,800,000	1,917,000
Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13	Singapore	1,500,000	1,545,000
L-3 Communications Corp., senior sub. note, 144A, 5.875%, 1/15/15	United States	2,000,000	2,005,000
Nortel Networks Corp., 6.875%, 9/01/23	Canada	1,500,000	1,417,500
Solectron Corp., senior note, 9.625%, 2/15/09	United States	2,000,000	2,210,000
Xerox Corp., senior note, 7.125%, 6/15/10	United States	2,500,000	2,712,500

			13,681,250

Energy Minerals 4.3%
Chesapeake Energy Corp., senior note, 144A, 6.375%, 6/15/15	United States	2,500,000	2,581,250
Markwest Energy Partners LP, senior note, 144A, 6.875%, 11/01/14	United States	2,000,000	2,040,000
Peabody Energy Corp., senior note, B, 6.875%, 3/15/13	United States	2,500,000	2,718,750
Plains Exploration & Production Co., senior note, 7.125%, 6/15/14	United States	2,500,000	2,737,500

			10,077,500

Finance .4%
Western Financial Bank-FSB, sub. deb., 9.625%, 5/15/12	United States	800,000	916,000

Health Services 4.2%
HCA Inc., senior note, 8.75%, 9/01/10	United States	2,500,000	2,860,952
Tenet Healthcare Corp., senior note, 7.375%, 2/01/13	United States	2,500,000	2,437,500
United Surgical Partners International Inc., senior sub. note, 10.00%, 12/15/11	United States	2,000,000	2,290,000
Vanguard Health Holding Co. II LLC, senior sub. note, 144A, 9.00%, 10/01/14	United States	2,000,000	2,150,000

			9,738,452

Industrial Services 5.4%
Allied Waste North America Inc., senior secured note, 6.50%, 11/15/10	United States	2,400,000	2,364,000
El Paso Corp., 7.875%, 6/15/12	United States	2,000,000	2,102,500
Grant Prideco Escrow, senior note, 9.00%, 12/15/09	United States	2,000,000	2,225,000
Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11	United States	2,000,000	2,180,000
SESI LLC, senior note, 8.875%, 5/15/11	United States	1,500,000	1,650,000
Universal Compression Inc., senior note, 7.25%, 5/15/10	United States	2,000,000	2,145,000

			12,666,500

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[h]	VALUE

Bonds (cont.)
Non-Energy Minerals .7%
Ispat Inland ULC, senior secured note, 9.75%, 4/01/14	United States	$1,276,000	$1,581,602

Process Industries 12.2%
BCP Caylux Holding, senior sub. note, 144A, 9.625%, 6/15/14	United States	2,500,000	2,831,250
Boise Cascade LLC, senior sub. note, 144A, 7.125%, 10/15/14	United States	1,300,000	1,381,250
Crown European Holdings SA, senior secured note, 10.875%, 3/01/13	United States	2,500,000	2,968,750
Georgia-Pacific Corp., 8.125%, 5/15/11	United States	2,000,000	2,310,000
HMP Equity Holdings Corp., senior disc. note, zero cpn., 5/15/08	United States	2,200,000	1,465,750
Huntsman ICI Holdings LLC, senior disc. note, zero cpn., 12/31/09	United States	2,000,000	1,130,000
Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13	United States	2,000,000	2,145,000
Lyondell Chemical Co., senior secured note, 10.50%, 6/01/13	United States	2,000,000	2,390,000
MDP Acquisitions PLC, senior note, 9.625%, 10/01/12	Irish Republic	2,000,000	2,240,000
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	2,000,000	2,205,000
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	2,000,000	2,090,000
Pliant Corp., senior sub. note, 13.00%, 6/01/10	United States	2,000,000	1,950,000
[a,b]Polysindo International Finance Co. BV, secured note, 9.375%, 7/30/07	Indonesia	4,250,000	403,750
Rhodia SA, senior note, 10.25%, 6/01/10	France	2,000,000	2,260,000
[a,b,c,d]Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04	Indonesia	2,000,000	603,480

			28,374,230

Producer Manufacturing 6.7%
Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11	United States	2,500,000	2,793,750
Fimep SA, senior note, 10.50%, 2/15/13	France	2,000,000	2,380,000
[a]Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	—
Invensys PLC, senior note, 144A, 9.875%, 3/15/11	United Kingdom	2,500,000	2,700,000
Norcraft Cos. LP, senior sub. note, 9.00%, 11/01/11	United States	2,000,000	2,170,000
THL Buildco Inc., senior sub. note, 144A, 8.50%, 9/01/14	United States	1,100,000	1,155,000
TRW Automotive Inc., senior note, 9.375%, 2/15/13	United States	1,959,000	2,282,235
Westinghouse Air Brake Technologies Corp., senior note, 6.875%, 7/31/13	United States	2,000,000	2,110,000

			15,590,985

Real Estate Development .8%
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	1,700,000	1,810,500

Real Estate Investment Trusts 1.4%
Host Marriott LP, senior note, 144A, 7.00%, 8/15/12	United States	2,000,000	2,125,000
Meristar Hospitality Corp., senior note, 10.50%, 6/15/09	United States	1,000,000	1,095,000

			3,220,000

Retail Trade .8%
Rite Aid Corp., senior note, 144A, 6.125%, 12/15/08	United States	2,000,000	1,890,000

Transportation 2.4%
CP Ships Ltd., senior note, 10.375%, 7/15/12	Canada	1,500,000	1,738,125
Great Lakes Dredge & Dock Corp., senior sub. note, 7.75%, 12/15/13	United States	2,000,000	1,830,000
Laidlaw International Inc., senior note, 10.75%, 6/15/11	United States	1,700,000	1,993,250

			5,561,375

Utilities 9.4%
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12	United States	2,500,000	2,806,250
Aquila Inc., senior note, 14.875%, 7/01/12	United States	2,000,000	2,812,500
Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10	United States	1,700,000	1,466,250
Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13	United States	800,000	664,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[h]	VALUE
Bonds (cont.)
Utilities (cont.)
Centerpoint Energy Inc., senior note, B, 7.25%, 9/01/10	United States	$2,300,000	$2,568,295
CMS Energy Corp., senior note, 7.50%, 1/15/09	United States	2,000,000	2,140,000
Dynegy Holdings Inc., senior secured note, 144A, 10.125%, 7/15/13	United States	2,500,000	2,875,000
El Paso Natural Gas Co., senior note, 7.625%, 8/01/10	United States	2,500,000	2,750,000
Midwest Generation LLC, senior secured note, 8.75%, 5/01/34	United States	2,300,000	2,622,000
Texas Genco LLC, senior note, 144A, 6.875%, 12/15/14	United States	1,000,000	1,038,750

			21,743,045

Total Bonds (Cost $206,610,145)			209,246,925

		Shares/ Warrants
Common Stocks and Warrants 1.3%
Communications .6%
[e]Call-Net Enterprises Inc., B	Canada	47,553	115,554
[e]Dobson Communications Corp.	United States	70,446	121,167
[e]ICO Global Communications Holdings Ltd.	United States	300,767	153,391
[e]International Wireless Communications Holdings Inc.	United States	377,088	45,251
[b,e]Poland Telecom Finance, wts., 144A, 12/01/07	Poland	8,000	—
[e]USA Mobility Inc.	United States	26,589	938,842

			1,374,205

Consumer Services
[e]Jack In The Box Inc.	United States	210	7,743

Electronic Technology
[e]Loral Space & Communications Ltd., wts., 1/15/07	United States	1,500	—

Industrial Services .3%
[e]Transocean Inc., wts., 144A, 5/01/09	United States	1,500	693,000

Process Industries .4%
[e]HMP Equity Holdings Corp., wts., 144A, 5/15/11	United States	2,200	1,035,100

Producer Manufacturing
[e]Goss Holdings Inc., B	United States	44,604	—

Total Common Stocks and Warrants (Cost $6,741,008)			3,110,048

Preferred Stocks 1.2%
Health Services 1.2%
Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08, pfd.	Germany	2,500	2,718,750

Process Industries
[a,b,c,d]Asia Pulp & Paper Co. Ltd., 12.00%, pfd., Perpetual	Indonesia	4,500,000	49,095

Total Preferred Stocks (Cost $7,028,301)			2,767,845

Convertible Preferred Stock (Cost $246,000)
Communications
Dobson Communications Corp., 6.00%, cvt. pfd.	United States	1,500	98,250

Total Long Term Investments (Cost $220,625,454)			215,223,068

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[h]	VALUE
Short Term Investments (Cost $14,004,131) 6.0%
Repurchase Agreement
[f]Joint Repurchase Agreement, 1.915%, 1/03/05 (Maturity Value $14,006,366)	United States	$14,004,131	$14,004,131

ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,382,849)

Banc of America Securities LLC (Maturity Value $518,512)

Barclays Capital Inc. (Maturity Value $639,531)

Bear, Stearns & Co. Inc. (Maturity Value $1,088,995)

BNP Paribas Securities Corp. (Maturity Value $1,382,849)

Deutsche Bank Securities Inc. (Maturity Value $691,494)

Goldman, Sachs & Co. (Maturity Value $1,382,849)

Greenwich Capital Markets Inc. (Maturity Value $1,382,849)

Lehman Brothers Inc. (Maturity Value $1,387,891)

Merrill Lynch Government Securities Inc. (Maturity Value $1,382,849)

Morgan Stanley & Co. Inc. (Maturity Value $1,382,849)

UBS Securities LLC (Maturity Value $1,382,849)

Collateralized by U.S. Government Agency Securities, 0.00 - 7.125%, 1/05/05 - 9/15/09; [g]U.S. Treasury Bills, 3/24/05 - 3/31/05; U.S. Treasury Bonds, 9.375 - 12.00%, 5/15/05 - 2/15/06; and U.S. Treasury Notes, 1.50 - 7.00%, 2/28/05 - 6/15/09

Total Investments (Cost $234,629,585) 98.7%			229,227,199
Other Assets, less Liabilities 1.3%			2,920,290

Net Assets 100.0%			$232,147,489

[a]	Defaulted securities. See Note 7.
[b]	See Note 8 regarding restricted securities.
[c]	Subject to certain terms and conditions, the Fund has agreed to sell its holdings in Asia Pulp & Paper Co. Ltd. and its subsidiaries in November 2006.
[d]	See Note 9 regarding other considerations.
[e]	Non-income producing.
[f]	See Note 1(c) regarding joint repurchase agreement.
[g]	Security is traded on a discount basis with no stated coupon rate.
[h]	The principal amount is stated in U.S. dollars unless otherwise indicated.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$220,625,454
Cost - Repurchase agreement	14,004,131

Total cost of investments	234,629,585

Value - Unaffiliated issuers	215,223,068
Value - Repurchase agreement	14,004,131

Total value of investments	229,227,199

Receivables:
Capital shares sold	891,921
Interest	3,704,885

Total assets	233,824,005

Liabilities:
Payables:
Investment securities purchased	1,383,038
Capital shares redeemed	124,466
Affiliates	130,318
Other liabilities	38,694

Total liabilities	1,676,516

Net assets, at value	$232,147,489

Net assets consist of:
Undistributed net investment income	$11,254,148
Net unrealized appreciation (depreciation)	(5,402,386)
Accumulated net realized gain (loss)	(123,717,638)
Capital shares	350,013,365

Net assets, at value	$232,147,489

Class 1:
Net assets, at value	$109,568,703

Shares outstanding	15,666,711

Net asset value and offering price per share	$6.99

Class 2:
Net assets, at value	$122,578,786

Shares outstanding	17,765,604

Net asset value and offering price per share	$6.90

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment income:
Dividends	$368,526
Interest	14,589,332

Total investment income	14,957,858

Expenses:
Management fees (Note 3)	1,085,462
Distribution fees - Class 2 (Note 3)	193,552
Transfer agent fees	1,910
Custodian fees (Note 4)	8,269
Reports to shareholders	55,141
Professional fees	17,357
Trustees’ fees and expenses	1,157
Other	16,767

Total expenses	1,379,615
Expense reductions (Note 4)	(402)

Net expenses	1,379,213

Net investment income	13,578,645

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(9,175,443)
Net change in unrealized appreciation (depreciation) on investments	14,134,775

Net realized and unrealized gain (loss)	4,959,332

Net increase (decrease) in net assets resulting from operations	$18,537,977

See notes to financial statements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$13,578,645	$12,064,982
Net realized gain (loss) from investments	(9,175,443)	(13,030,110)
Net change in unrealized appreciation (depreciation) on investments	14,134,775	41,254,872

Net increase (decrease) in net assets resulting from operations	18,537,977	40,289,744
Distributions to shareholders from:
Net investment income:
Class 1	(7,299,767)	(11,192,157)
Class 2	(4,002,774)	(2,049,901)

Total distributions to shareholders	(11,302,541)	(13,242,058)
Capital share transactions: (Note 2)
Class 1	(30,236,750)	2,030,563
Class 2	60,249,257	46,749,559

Total capital share transactions	30,012,507	48,780,122
Net increase (decrease) in net assets	37,247,943	75,827,808
Net assets:
Beginning of year	194,899,546	119,071,738

End of year	$232,147,489	$194,899,546

Undistributed net investment income included in net assets:
End of year	$11,254,148	$8,905,397

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin High Income Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004, over 96% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

b. Foreign Currency Translation (cont.)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2004, all repurchase agreements held by the Fund had been entered into on that date.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Guarantees and Indemnifications (cont.)

with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	5,050,244	$34,436,752	11,487,433	$71,330,100
Shares issued in reinvestment of distributions	1,149,570	7,299,767	1,828,784	11,192,157
Shares redeemed	(10,531,991)	(71,973,269)	(13,033,894)	(80,491,694)

Net increase (decrease)	(4,332,177)	$(30,236,750)	282,323	$2,030,563

Class 2 Shares:
Shares sold	17,073,978	$113,972,411	9,104,383	$56,921,673
Shares issued in reinvestment of distributions	637,384	4,002,774	338,268	2,049,901
Shares redeemed	(8,658,975)	(57,725,928)	(2,032,596)	(12,222,015)

Net increase (decrease)	9,052,387	$60,249,257	7,410,055	$46,749,559

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets of the Fund, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2007	$2,294,320
2008	26,944,467
2009	14,152,532
2010	46,366,314
2011	24,711,916
2012	9,009,590

$123,479,139

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from ordinary income	$11,302,541	$13,242,058

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities and bond discounts and premiums.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (continued)

5. INCOME TAXES (cont.)

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$235,376,723

Unrealized appreciation	$16,149,120
Unrealized depreciation	(22,298,644)

Net unrealized appreciation (depreciation)	$(6,149,524)

Distributable earnings-undistributed ordinary income	$12,350,459

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $135,657,813 and $108,656,530, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 90.7% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2004, the value of these securities was $2,973,375, representing 1.3% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

8. RESTRICTED SECURITIES

At December 31, 2004, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

Principal/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
4,500,000	Asia Pulp & Paper Co. Ltd., 12.00%, pfd., Perpetual	2/21/97	$4,500,000	$49,095
8,000	Poland Telecom Finance, wts., 144A, 12/01/07	11/24/97	48,000	—
$4,250,000	Polysindo International Finance Co. BV secured note, 9.375%, 7/30/07	7/23/97	4,250,000	403,750
$2,000,000	Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04	7/29/97	1,994,593	603,480

	Total Restricted Securities (.5% of Net Assets)			$1,056,325

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (continued)

9. OTHER CONSIDERATIONS

Advisers, as the Fund’s Manager, may serve as a member of various bondholders’ steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. At December 31, 2004, the Manager serves in one or more of these capacities for Asia Pulp & Paper Co. Ltd. and Tjiwi Kimia Finance Mauritius. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund’s Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

10. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (continued)

10. REGULATORY MATTERS (cont.)

Settlements (cont.)

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Notes to Financial Statements (continued)

10. REGULATORY MATTERS (cont.)

Other Legal Proceedings (cont.)

accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN HIGH INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FRANKLIN INCOME SECURITIES FUND

We are pleased to bring you Franklin Income Securities Fund’s annual report for the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	10-Year
Average Annual Total Return	+14.13%	+12.68%	+11.20%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/95–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Composite Index (S&P 500), the Lehman Brothers (LB) U.S. Aggregate Index and the Lipper VIP Income Funds Objective Average. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

* Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goals and Main Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in debt and equity securities, including lower-rated “junk bonds.”

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund outperformed the S&P 500, the LB U.S. Aggregate Index and the Lipper VIP Income Funds Objective Average, which had total returns of 10.87%, 4.34% and 8.47%, respectively.1

Economic and Market Overview

During the year ended December 31, 2004, the domestic economy expanded solidly and broadly across most industries, sectors and regions as gross domestic product (GDP) rose an estimated 4.4%.2 However, surging energy and other commodity prices had a dampening effect. Although consumer confidence remained below pre-recession levels, consumer spending supported strong auto sales, increased durable goods consumption and a healthy housing market. Similarly, business spending rose substantially even as business confidence wavered. With improving balance sheets and stronger profit margins, many companies entered an upgrade cycle and invested in new technologies, driving equipment spending up 9.5% in the second half of 2004.2 The labor market firmed as employers hired 2.2 million workers in 2004, and unemployment dropped from 5.7% to 5.4% during the year.3 More than one-half of the jobs lost during the recession have been recovered; however, most new jobs were part-time or temporary. Given concerns over rising benefits costs and lingering uncertainties about economic recovery, many companies turned to temporary employment or opted for continued hiring freezes. At year-end, elevated household debt levels and the deepening federal budget and trade deficits were three top concerns for the economy as it headed into 2005.

The U.S. dollar weakened throughout 2004 and hit an all-time low against the euro and a multi-year low versus the yen. The widening trade and current account deficits and possibility for higher import

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics.

Fund Risks: Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks. The Fund’s prospectus also includes a description of the main investment risks.

prices contributed to inflationary pressures. The core inflation rate rose 2.2% in 2004, or 3.3% including volatile food and energy costs. Aiming to keep inflation tame, the Federal Reserve Board (Fed) raised the federal funds target rate five times between June and December, from 1.00% to 2.25%, the highest level in more than three years. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability, noting in December that it perceived “the upside and downside risks to the attainment of both sustainable growth and price stability for the next few quarters to be roughly equal.”4

Despite a generally robust economy and improving corporate fundamentals, investors had to digest a wide range of information in 2004, including rising inflation, the dollar’s value, a contentious presidential election and ongoing concerns about terrorism, war and reconstruction in Iraq. Domestic equity markets rallied in early 2004 and then fluctuated; however, they were essentially flat through early November. Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong and investor sentiment improved late in the period despite the mixed signals. After the elections concluded, the markets enjoyed another strong rally through year-end. The blue chip stocks of the Dow Jones Industrial Average gained 5.31% for the year under review, while the broader S&P 500 rose 10.87% and the technology-heavy NASDAQ Composite Index increased 9.15%.5

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

4. Source: Federal Reserve. Press Release, 12/14/04.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Manager’s Discussion

Overall interest rate levels remained low during the year under review, and we continued to emphasize opportunities in high-dividend paying common stocks, convertible securities and corporate bonds. Government and government agency securities played a lesser role in the portfolio, as our concerns over increasing inflationary pressures and the potential for subsequently higher interest rates led us to emphasize corporate securities, which are affected by sector- and company-specific fundamental conditions.

Investment grade and non-investment grade corporate bonds performed well as improving fundamentals, stable financial markets and the overall decline in interest rates contributed to the sector’s strong results. Consequently, the yield difference between U.S. Treasury securities and non-investment grade corporate bonds tightened over the course of the year. In line with the Fund’s investment strategy, we took profits in securities that appreciated and that we believed no longer offered the combination of attractive current yield and the potential for longer-term appreciation. During the Fund’s fiscal year, we took profits from several corporate bond holdings including Amkor Technology, Echostar Communications, IMC Global, Tyco International and Venetian Casino. Despite strong sector performance, we continued to look for opportunities to add to holdings that we believed still offered the combination of yield with the potential for long-term capital appreciation. Based on our strategy, we added to holdings in Tenet Healthcare, Qwest Communications and Dynegy Holdings.

Utilities continued to represent the Fund’s largest stock sector weighting at period-end, due to our assessment that the sector’s combination of dividend yield and generally stable earnings growth profile from regulated utility operations is attractive. This overweighting emphasized companies with regulated utility businesses we regarded as attractive, and our positions in FirstEnergy, Exelon and Ameren aided Fund performance. In addition, employing our multi-asset class approach with in-depth fundamental analysis, we identified opportunities in the utilities sector and held positions in convertible securities of Aquila, as well as corporate bond investments in El Paso, TXU and Pacific Gas & Electric. With more companies in the utilities industry pursuing a “back-to-basics” approach focusing on core regulated businesses, many companies including Exelon and Dominion significantly increased their dividends, which helped drive the Fund’s strong relative performance.

Top Five Stock Holdings

Franklin Income Securities Fund 12/31/04

Company Sector/Industry	% of Total Net Assets

Merck & Co. Inc.	3.0%
Health Technology

Pfizer Inc.	2.1%
Health Technology

Ameren Corp.	1.6%
Electric Utilities

Ford Motor Co. Capital Trust II	1.6%
Consumer Durables

Dominion Resources Inc.	1.3%
Electric Utilities

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FirstEnergy also announced an increase in dividends that will pay out in 2005.

For most of the past year global oil prices rose, fueled by economic growth in the U.S. and abroad as well as geopolitical turmoil in several major oil-producing regions. At period-end we held positions in international integrated oil companies including BP, ChevronTexaco and Royal Dutch Petroleum. These positions aided Fund performance given the rise in share prices resulting from market expectations of increased earnings and cash flow from higher commodity prices.

Health technology investments, particularly stocks of major pharmaceu-tical companies, underperformed the overall market and negatively impacted Fund performance. The health technology industry faced challenges to existing products from generic manufacturers and overall pressure to keep costs down in the face of possible drug importation legislation. However, we found the long-term value of our health technology holdings, including Pfizer, Merck, Wyeth, Bristol-Myers Squibb, Schering-Plough and Johnson & Johnson, compelling and their dividend yields attractive in the near term.

Thank you for your participation in Franklin Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top Five Bond Holdings

Franklin Income Securities Fund 12/31/04

Issuer Sector/Industry	% of Total Net Assets

Charter Communications Holdings LLC	2.3%
Consumer Services

FHLMC	2.2%
U.S. Government Agencies & Mortgages

Calpine Corp.	1.8%
Alternative Power Generation

El Paso Energy	1.8%
Industrial Services

Dynegy Holdings Inc.	1.6%
Alternative Power Generation

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Income Securities Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading

“Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,119.80	$2.66
Hypothetical (5% return before expenses)	$1,000	$1,022.62	$2.54

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.50%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.40	$11.48	$12.96	$14.70	$14.69

Income from investment operations:
Net investment income[a]	.83	.81	.90	1.09 [d]	1.17
Net realized and unrealized gains (losses)	1.14	2.79	(.89)	(.92)[d]	1.40

Total from investment operations	1.97	3.60	.01	.17	2.57

Less distributions from:
Net investment income	(.48)	(.68)	(1.23)	(1.03)	(1.85)
Net realized gains	—	—	(.26)	(.88)	(.71)

Total distributions	(.48)	(.68)	(1.49)	(1.91)	(2.56)

Net asset value, end of year	$15.89	$14.40	$11.48	$12.96	$14.70

Total return[b]	14.13%	32.10%	(.37)%	.98%	19.77%
Ratios/supplemental data
Net assets, end of year (000’s)	$530,742	$537,950	$427,036	$527,047	$647,370
Ratios to average net assets:
Expenses	.49%	.51%	.53%	.53%	.50%
Net investment income	5.71%	6.33%	7.40%	7.90% [d]	8.21%
Portfolio turnover rate	44.02%	47.03%	62.00%	32.52%	23.92%
Portfolio turnover rate excluding mortgage dollar rolls[c]	43.76%	45.50%	62.00%	32.52%	23.92%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	See Note 1(e) regarding mortgage dollar rolls.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$.008
Net realized and unrealized gains/losses per share	(.008)
Ratio of net investment income to average net assets	.06%

Per share data and ratios for prior periods have not been restated to reflect this change in the accounting policy.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.23	$11.38	$12.88	$14.66	$14.65

Income from investment operations:
Net investment income[a]	.80	.76	.84	1.03 [d]	1.14
Net realized and unrealized gains (losses)	1.11	2.77	(.86)	(.90)[d]	1.39

Total from investment operations	1.91	3.53	(.02)	.13	2.53

Less distributions from:
Net investment income	(.47)	(.68)	(1.22)	(1.03)	(1.81)
Net realized gains	—	—	(.26)	(.88)	(.71)

Total distributions	(.47)	(.68)	(1.48)	(1.91)	(2.52)

Net asset value, end of year	$15.67	$14.23	$11.38	$12.88	$14.66

Total return[b]	13.85%	31.72%	(.61)%	.76%	19.43%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,631,184	$621,001	$70,130	$9,067	$2,534
Ratios to average net assets:
Expenses	.74%	.76%	.78%	.78%	.75%
Net investment income	5.46%	6.08%	7.15%	7.68% [d]	7.99%
Portfolio turnover rate	44.02%	47.03%	62.00%	32.52%	23.92%
Portfolio turnover rate excluding mortgage dollar rolls[c]	43.76%	45.50%	62.00%	32.52%	23.92%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	See Note 1(e) regarding mortgage dollar rolls.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$.008
Net realized and unrealized gains/losses per share	(.008)
Ratio of net investment income to average net assets	.06%

Per share data and ratios for prior periods have not been restated to reflect this change in the accounting policy.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2004

	COUNTRY	SHARES	VALUE
Common Stocks 36.8%
Commercial Services .7%
Dex Media Inc.	United States	600,000	$14,976,000

Communications 1.8%
AT&T Corp.	United States	200,000	3,812,000
[a]MCI Inc.	United States	46,203	931,452
SBC Communications Inc.	United States	600,000	15,462,000
Telus Corp.	Canada	97,200	2,809,080
Telus Corp. (CAD)	Canada	140,900	4,255,137
Verizon Communications Inc.	United States	308,400	12,493,284

			39,762,953

Consumer Durables .7%
General Motors Corp.	United States	370,000	14,822,200

Consumer Non-Durables 1.8%
Altria Group Inc.	United States	200,000	12,220,000
General Mills Inc.	United States	400,000	19,884,000
Loews Corp. - Carolina Group	United States	227,900	6,597,705

			38,701,705

Electric Utilities 12.2%
Alliant Energy Corp.	United States	400,000	11,440,000
Ameren Corp.	United States	700,000	35,098,000
American Electric Power Co. Inc.	United States	600,000	20,604,000
CenterPoint Energy Inc.	United States	200,000	2,260,000
Cinergy Corp.	United States	500,000	20,815,000
Dominion Resources Inc.	United States	400,000	27,096,000
DTE Energy Co.	United States	260,000	11,213,800
Energy East Corp.	United States	300,000	8,004,000
Exelon Corp.	United States	331,200	14,595,984
FirstEnergy Corp.	United States	500,000	19,755,016
Hawaiian Electric Industries Inc.	United States	120,000	3,498,000
Pepco Holdings Inc.	United States	300,000	6,396,000
Pinnacle West Capital Corp.	United States	100,000	4,441,000
PPL Corp.	United States	150,000	7,992,000
Progress Energy Inc.	United States	300,000	13,572,000
Public Service Enterprise Group Inc.	United States	443,200	22,944,464
Puget Energy Inc.	United States	350,000	8,645,000
Southern Co.	United States	500,000	16,760,000
TECO Energy Inc.	United States	200,000	3,068,000
Xcel Energy Inc.	United States	260,000	4,732,000

			262,930,264

Energy Minerals 3.4%
BP PLC, ADR	United Kingdom	225,000	13,140,000
Canadian Oil Sands Trust	Canada	350,000	19,730,271
ChevronTexaco Corp.	United States	400,000	21,004,000
[a]Mission Resources Corp.	United States	158,300	924,472
Royal Dutch Petroleum Co., N.Y. shs.	Netherlands	313,800	18,005,844
[a]Yukos Corp., ADR	Russia	58,000	165,300

			72,969,887

Finance 3.2%
Bank of America Corp.	United States	333,180	15,656,128

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Finance (cont.)
Comerica Inc.	United States	120,000	$7,322,400
Fifth Third Bancorp	United States	500,000	23,640,000
JPMorgan Chase & Co.	United States	350,000	13,653,500
Marsh & McLennan Cos. Inc.	United States	200,000	6,580,000
MBNA Corp.	United States	100,000	2,819,000

			69,671,028

Gas Utilities 3.2%
Atmos Energy Corp.	United States	610,000	16,683,500
KeySpan Corp.	United States	250,000	9,862,500
NiSource Inc.	United States	700,000	15,946,000
ONEOK Inc.	United States	650,000	18,473,000
Sempra Energy	United States	200,000	7,336,000

			68,301,000

Health Technology 6.9%
Bristol-Myers Squibb Co.	United States	800,000	20,496,000
Johnson & Johnson	United States	150,000	9,513,000
Merck & Co. Inc.	United States	2,000,000	64,280,000
Pfizer Inc.	United States	1,700,000	45,713,000
Wyeth	United States	200,000	8,518,000

			148,520,000

Non-Energy Minerals .5%
AngloGold Ashanti Ltd., ADR	South Africa	171,300	6,226,755
Barrick Gold Corp.	Canada	200,000	4,844,000

			11,070,755

Process Industries .4%
Dow Chemical Co.	United States	175,000	8,664,250

Producer Manufacturing .4%
General Electric Co.	United States	250,000	9,125,000

Real Estate Investment Trusts 1.6%
Developers Diversified Realty Corp.	United States	325,000	14,420,250
Glenborough Realty Trust Inc.	United States	750,000	15,960,000
iStar Financial Inc.	United States	118,500	5,363,310

			35,743,560

Total Common Stocks (Cost $660,785,471)			795,258,602

Preferred Stock (Cost $7,620,963)
Process Industries
[b,c,d,e]Asia Pulp & Paper Co. Ltd., 12.00%, pfd. Perpetual	Indonesia	10,073,000	109,897

Convertible Preferred Stocks 9.2%
Communications .5%
ALLTEL Corp., 7.75%, cvt. pfd.	United States	200,000	10,578,000

Consumer Durables 1.6%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.	United States	650,000	34,313,500

Electric Utilities .5%
Aquila Inc., 6.75%, cvt. pfd.	United States	312,500	10,828,125

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES	VALUE
Convertible Preferred Stocks (cont.)
Electronic Technology 1.2%
Goldman Sachs Group into Applied Materials Inc., 7.35%, cvt. pfd.	United States	500,000	$8,409,500
Lehman Brothers Holdings into Solectron Corp., 7.00%, cvt. pfd.	United States	300,000	6,369,000
Morgan Stanley Into Intel Corp., 6.50%, cvt. pfd.	United States	500,000	10,855,000

			25,633,500

Energy Minerals .3%
Chesapeake Energy Corp., 4.125%, cvt. pfd., 144A	United States	5,000	5,818,750
Unocal Corp., 6.25%, cvt. pfd.	United States	25,001	1,290,676

			7,109,426

Finance 2.2%
FNMA, 5.375%, cvt. pfd.	United States	200	21,172,500
Genworth Financial Inc., 6.00%, cvt. pfd., A	United States	250,000	8,086,500
Travelers Property Casualty Corp., junior sub. note, 4.50%, cvt. pfd.	United States	225,000	5,181,750
Unumprovident Corp., 8.25%, cvt. pfd.	United States	450,000	13,654,350

			48,095,100

Health Technology 1.0%
Citigroup Global Markets into Wye Elks, 6.00%, cvt. pfd.	United States	100,000	4,137,500
Schering-Plough Corp., 6.00%, cvt. pfd.	United States	300,000	16,830,000

			20,967,500

Industrial Services .4%
Allied Waste Industries Inc., 6.25%, cvt. pfd.	United States	77,500	4,085,025
Lehman Brothers Holdings Inc. into Weatherford International, 6.00%, cvt. pfd.	United States	100,000	4,959,000

			9,044,025

Real Estate Investment Trusts 1.5%
Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	300,000	7,608,000
Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A	United States	141,048	3,582,619
Host Marriott Corp., 6.75%, cvt. pfd.	United States	175,500	9,946,112
Lexington Corp Properties Trust, cvt. pfd.	United States	200,000	10,170,000

			31,306,731

Total Convertible Preferred Stocks (Cost $177,352,465)			197,875,907

		PRINCIPAL AMOUNT[f]
Bonds 28.7%
Alternative Power Generation 4.4%
Calpine Canada Energy Finance, senior note, 8.50%, 5/01/08	Canada	$25,000,000	20,625,000
Calpine Corp., senior note, 8.625%, 8/15/10	United States	12,700,000	9,779,000
Calpine Corp., senior note, 8.50%, 2/15/11	United States	16,900,000	12,970,750
Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13	United States	20,000,000	16,600,000
Dynegy Holdings Inc., senior note, 6.875%, 4/01/11	United States	15,000,000	14,512,500
Dynegy Holdings Inc., senior note, 8.75%, 2/15/12	United States	11,085,000	11,666,962
Dynegy Holdings Inc., senior secured note, 144A, 10.125%, 7/15/13	United States	8,000,000	9,200,000

			95,354,212

Communications 2.5%
Qwest Capital Funding, 7.00%, 8/03/09	United States	10,000,000	9,925,000
Qwest Capital Funding, 7.25%, 2/15/11	United States	20,000,000	19,700,000
Qwest Communications International Inc., senior note, 144A, 7.50%, 2/15/14	United States	6,000,000	6,090,000
Qwest Corp., 6.875%, 9/15/33	United States	5,400,000	4,995,000
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11	United States	2,900,000	2,863,750
Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14	United States	11,000,000	11,275,000

			54,848,750

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]	VALUE
Bonds (cont.)
Consumer Durables 1.0%
Ford Motor Co., 7.45%, 7/16/31	United States	$10,000,000	$10,086,450
General Motors Corp., senior deb., 8.375%, 7/15/33	United States	10,000,000	10,389,520

			20,475,970

Consumer Services 2.3%
Cablevision Systems Corp., senior note, 144A, 8.00%, 4/15/12	United States	19,400,000	20,806,500
Charter Communications Holdings LLC, senior note, 8.625%, 4/01/09	United States	5,000,000	4,362,500
Charter Communications Holdings LLC, senior note, 10.75%, 10/01/09	United States	20,000,000	18,300,000
Charter Communications Holdings LLC, senior disc. note, 9.92%, 4/01/11	United States	5,000,000	4,287,500
Young Broadcasting Inc., senior sub. note, 10.00%, 3/01/11	United States	1,427,000	1,530,457

			49,286,957

Electric Utilities 4.1%
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12	United States	10,000,000	11,225,000
Aquila Inc., senior note, 14.875%, 7/01/12	United States	16,000,000	22,500,000
Edison Mission Energy, senior note, 7.73%, 6/15/09	United States	10,000,000	10,800,000
FirstEnergy Corp., 6.45%, 11/15/11	United States	4,000,000	4,351,940
Midwest Generation LLC, senior secured note, 8.75%, 5/01/34	United States	3,700,000	4,218,000
Pacific Gas & Electric Co., 6.05%, 3/01/34	United States	14,400,000	15,008,184
TXU Corp., 144A, 5.55%, 11/15/14	United States	10,000,000	9,952,760
TXU Corp., 144A, 6.55%, 11/15/34	United States	10,000,000	9,935,370

			87,991,254

Electronic Technology 1.1%
Lucent Technologies, 6.45%, 3/15/29	United States	10,400,000	9,464,000
PanAmSat Corp., 6.875%, 1/15/28	United States	2,500,000	2,365,625
Xerox Corp., senior note, 6.875%, 8/15/11	United States	11,200,000	11,984,000

			23,813,625

Energy Minerals .7%
Chesapeake Energy Corp., senior note, 144A, 6.375%, 6/15/15	United States	6,900,000	7,124,250
Mission Resources Corp., senior note, 9.875%, 4/01/11	United States	8,000,000	8,580,000

			15,704,250

Finance 1.6%
E*TRADE Financial Corp., senior note, 144A, 8.00%, 6/15/11	United States	15,000,000	16,200,000
Ford Motor Credit Co., 7.00%, 10/01/13	United States	8,000,000	8,494,960
General Motors Acceptance Corp., 6.75%, 12/01/14	United States	10,000,000	10,031,570

			34,726,530

Health Services 2.0%
HCA Inc., 6.375%, 1/15/15	United States	5,000,000	5,029,460
HealthSouth Corp., senior note, 7.625%, 6/01/12	United States	3,900,000	3,939,000
Tenet Healthcare Corp., senior note, 6.375%, 12/01/11	United States	25,000,000	23,312,500
Tenet Healthcare Corp., senior note, 7.375%, 2/01/13	United States	10,000,000	9,750,000

			42,030,960

Industrial Services 3.3%
Allied Waste North America Inc., senior secured note, 6.125%, 2/15/14	United States	10,000,000	9,450,000
Allied Waste North America Inc., senior note, B, 7.375%, 4/15/14	United States	13,000,000	12,512,500
El Paso Energy senior note, 6.75%, 5/15/09	United States	15,000,000	15,300,000
El Paso Energy senior note, 7.375%, 12/15/12	United States	4,000,000	4,070,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]	VALUE
Bonds (cont.)
Industrial Services (cont.)
El Paso Energy senior note, MTN, 7.80%, 8/01/31	United States	$20,000,000	$19,300,000
El Paso Production Holdings, 7.75%, 6/01/13	United States	10,000,000	10,525,000

			71,157,500

Non-Energy Minerals .5%
Ispat Inland ULC, senior secured note, 9.75%, 4/01/14	United States	9,433,000	11,692,204

Process Industries 2.1%
Equistar Chemicals LP, senior note, 10.125%, 9/01/08	United States	3,600,000	4,167,000
Lyondell Chemical Co., senior secured note, 10.50%, 6/01/13	United States	11,500,000	13,742,500
Rhodia SA, senior note, 10.25%, 6/01/10	France	25,000,000	28,250,000

			46,159,500

Producer Manufacturing 1.1%
Case New Holland Inc., senior note, 144A, 6.00%, 6/01/09	United States	15,000,000	14,700,000
Invensys PLC, senior note, 144A, 9.875%, 3/15/11	United Kingdom	9,000,000	9,720,000

			24,420,000

Real Estate Investment Trusts .8%
HMH Properties Inc., senior secured note, 7.875%, 8/01/08	United States	896,000	925,120
Host Marriott LP, senior note, 7.125%, 11/01/13	United States	5,000,000	5,368,750
Meristar Hospitality Corp., 9.125%, 1/15/11	United States	10,000,000	10,850,000

			17,143,870

Technology Services .5%
Electronic Data Systems Corp., B, 6.50%, 8/01/13	United States	10,000,000	10,576,290

Transportation .7%
American Airlines, 9.71%, 1/02/07	United States	6,184,173	5,828,119
Delta Air Lines, 7.70%, 12/15/05	United States	11,000,000	10,230,000

			16,058,119

Total Bonds (Cost $568,762,524)			621,439,991

Convertible Bonds 3.6%
Communications .4%
Nextel Communications Inc., cvt., 5.25%, 1/15/10	United States	9,000,000	9,258,750

Consumer Services 1.2%
Six Flags Inc., cvt., 4.50%, 5/15/15	United States	22,000,000	24,860,000

Electronic Technology .5%
Conexant Systems Inc., cvt., 4.00%, 2/01/07	United States	7,000,000	6,335,000
SCI Systems Inc., cvt., sub. note, 3.00%, 3/15/07	United States	5,100,000	4,947,000

			11,282,000

Health Technology .2%
Enzon Pharmaceuticals Inc., cvt., 4.50%, 7/01/08	United States	5,000,000	4,725,000

Industrial Services .5%
Hanover Compressor Co., cvt., 4.75%, 3/15/08	United States	10,000,000	9,750,000

Real Estate Investment Trusts .8%
Host Marriott LP, cvt., 144A, 3.25%, 3/15/24	United States	10,000,000	11,520,400

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]	VALUE
Convertible Bonds (cont.)
Real Estate Investment Trusts (cont.)
Meristar Hospitality Corp., cvt., 9.50%, 4/01/10	United States	$4,500,000	$5,953,500

			17,473,900

Total Convertible Bonds (Cost $69,561,078)			77,349,650

Zero Coupon/Step-Up Bonds 5.1%
Commercial Services .3%
JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07, 10.67% thereafter, 5/15/13	United States	8,800,000	7,656,000

Consumer Services 2.8%
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 1/15/05, 11.75% thereafter, 1/15/10	United States	2,000,000	1,875,000
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 1/15/06, 13.50% thereafter, 1/15/11	United States	25,500,000	21,547,500
Dex Media Inc., senior disc. note, zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13	United States	12,500,000	9,859,375
Dex Media Inc., zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13	United States	10,000,000	7,887,500
Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11	Canada	3,300,000	3,283,500
Telenet Group Holding NV, senior note, 144A, zero cpn. to 12/15/08, 11.50% thereafter, 6/15/14	Belgium	20,000,000	15,300,000

			59,752,875

Finance 1.0%
Nalco Finance Holdings, senior note, zero cpn. to 8/01/09, 9.00% thereafter, 2/01/14	United States	28,473,000	21,212,385

Industrial Services .2%
Hanover Compressor Co., sub. note, zero cpn., 3/31/07	United States	5,000,000	4,375,000

Process Industries .8%
Huntsman ICI Holdings LLC, senior disc. note, zero cpn., 12/31/09	United States	30,000,000	16,950,000

Total Zero Coupon/Step-Up Bonds (Cost $99,181,359)			109,946,260

Agency Bonds 3.5%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 2.2%
FHLMC Gold 30 Year, 5.00%, 7/01/33 - 11/01/33	United States	45,273,277	45,067,543
FHLMC Gold 30 Year, 6.00%, 3/01/33 - 11/01/33	United States	2,566,197	2,655,033

			47,722,576

Federal National Mortgage Association (FNMA) Fixed Rate .4%
FNMA 30 Year, 6.50%, 5/01/31 - 8/01/32	United States	8,806,469	9,351,455

Government National Mortgage Association (GNMA) Fixed Rate .9%
GNMA I SF 30 Year, 5.00%, 3/15/34	United States	14,086,168	14,086,168
GNMA I SF 25 Year, 6.00%, 1/15/29	United States	172,895	179,747
GNMA I SF 27 Year, 6.00%, 12/15/31	United States	90,544	94,027
GNMA I SF 28 Year, 6.00%, 5/15/32 - 11/15/32	United States	4,354,085	4,519,325

			18,879,267

Total Agency Bonds (Cost $74,994,384)			75,953,298

Municipal Bonds .4%
California State GO, 5.125%, 4/01/25	United States	5,000,000	5,233,750
California State GO, 5.00%, 2/01/33	United States	4,400,000	4,476,912

Total Municipal Bonds (Cost $9,270,198)			9,710,662

Total Investments before Repurchase Agreement (Cost $1,667,528,442)			1,887,644,267

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	PRINCIPAL AMOUNT[f]	VALUE
Repurchase Agreement (Cost $243,826,397) 11.3%
[g]Joint Repurchase Agreement, 1.915%, 1/03/05 (Maturity Value $243,865,308)	$243,826,397	$243,826,397

ABN AMRO Bank, N.V., New York Branch (Maturity Value $24,076,822)

Banc of America Securities LLC (Maturity Value $9,027,893)

Barclays Capital Inc. (Maturity Value $11,134,890)

Bear, Stearns & Co. Inc. (Maturity Value $18,960,528)

BNP Paribas Securities Corp. (Maturity Value $24,076,822)

Deutsche Bank Securities Inc. (Maturity Value $12,039,630)

Goldman, Sachs & Co. (Maturity Value $24,076,822)

Greenwich Capital Markets Inc. (Maturity Value $24,076,822)

Lehman Brothers Inc. (Maturity Value $24,164,613)

Merrill Lynch Government Securities Inc. (Maturity Value $24,076,822)

Morgan Stanley & Co. Inc. (Maturity Value $24,076,822)

UBS Securities LLC (Maturity Value $24,076,822)

Collateralized by U.S. Government Agency Securities, 0.00 - 7.125%, 1/05/05 - 9/15/09;
[h]U.S. Treasury Bills, 3/25/05 - 3/31/05; U.S. Treasury Bonds, 9.375 - 12.00%, 5/15/05 - 2/15/06; and U.S. Treasury Notes, 1.50 - 7.00%, 2/28/05 - 6/15/09

Total Investments (Cost $1,911,354,839) 98.6%		2,131,470,664
Other Assets, less Liabilities 1.4%		30,455,079

Net Assets 100.0%		$2,161,925,743

Portfolio Abbreviations:

ADR - American Depository Receipt

MTN - Medium Term Notes

[a]	Non-income producing.
[b]	Defaulted securities. See Note 7.
[c]	See Note 8 regarding restricted securities.
[d]	See Note 9 regarding other considerations.
[e]	Subject to certain terms and conditions, the Fund has agreed to sell its holdings in Asia Pulp & Paper and its subsidiaries in November 2006.
[f]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[g]	See Note 1(c) regarding joint repurchase agreement.
[h]	Security is traded on a discount basis with a zero coupon.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,667,528,442
Cost - Repurchase agreements	243,826,397

Total cost of investments	1,911,354,839

Value - Unaffiliated issuers	1,887,644,267
Value - Repurchase agreements	243,826,397

Total value of investments	2,131,470,664

Cash	24,122
Receivables:
Investment securities sold	20,726,573
Capital shares sold	4,796,466
Dividends and Interest	17,652,995

Total assets	2,174,670,820

Liabilities:
Payables:
Investment securities purchased	5,397,415
Funds advanced by custodian	5,041,840
Capital shares redeemed	1,056,276
Affiliates	1,144,819
Other liabilities	104,727

Total liabilities	12,745,077

Net assets, at value	$2,161,925,743

Net assets consist of:
Undistributed net investment income	$87,092,537
Net unrealized appreciation (depreciation)	220,116,038
Accumulated net realized gain (loss)	(3,555,695)
Capital shares	1,858,272,863

Net assets, at value	$2,161,925,743

Class 1:
Net assets, at value	$530,742,214

Shares outstanding	33,408,097

Net asset value and offering price per share	$15.89

Class 2:
Net assets, at value	$1,631,183,529

Shares outstanding	104,071,595

Net asset value and offering price per share	$15.67

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment income:
Dividends	$30,644,214
Interest	66,631,992

Total investment income	97,276,206

Expenses:
Management fees (Note 3)	7,292,644
Distribution fees - Class 2 (Note 3)	2,618,946
Transfer agent fees	12,991
Custodian fees (Note 4)	32,780
Reports to shareholders	222,942
Professional fees	72,581
Trustees’ fees and expenses	8,890
Other	75,863

Total expenses	10,337,637
Expense reductions (Note 4)	(825)

Net expenses	10,336,812

Net investment income	86,939,394

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	40,715,718
Foreign currency transactions	57,115

Net realized gain (loss)	40,772,833

Net change in unrealized appreciation (depreciation) on:
Investments	104,785,863
Translation of assets and liabilities denominated in foreign currencies	213

Net change in unrealized appreciation (depreciation)	104,786,076

Net realized and unrealized gain (loss)	145,558,909

Net increase (decrease) in net assets resulting from operations	$232,498,303

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$86,939,394	$48,057,468
Net realized gain (loss) from investments and foreign currency transactions	40,772,833	(19,627,154)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	104,786,076	195,311,896

Net increase (decrease) in net assets resulting from operations	232,498,303	223,742,210
Distributions to shareholders from:
Net investment income:
Class 1	(16,732,026)	(25,944,365)
Class 2	(31,567,787)	(12,475,273)

Total distributions to shareholders	(48,299,813)	(38,419,638)
Capital share transactions: (Note 2)
Class 1	(58,818,294)	(330,826)
Class 2	877,594,642	476,792,986

Total capital share transactions	818,776,348	476,462,160
Net increase (decrease) in net assets	1,002,974,838	661,784,732
Net assets:
Beginning of year	1,158,950,905	497,166,173

End of year	$2,161,925,743	$1,158,950,905

Undistributed net investment income included in net assets:
End of year	$87,092,537	$41,582,064

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin Income Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004, over 60% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale, are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

Corporate debt securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

b. Foreign Currency Translation (cont.)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2004, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparties to fulfill their obligations.

f. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

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Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	303,699	$4,435,674	4,419,445	$52,203,669
Shares issued in reinvestment of distributions	1,195,145	16,732,026	2,030,076	25,944,365
Shares redeemed	(5,457,232)	(79,985,994)	(6,284,305)	(78,478,860)

Net increase (decrease)	(3,958,388)	$(58,818,294)	165,216	$(330,826)

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Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

	Year Ended December 31,
	2004		2003
	Shares	Amount	Shares	Amount
Class 2 Shares:
Shares sold	59,725,308	$868,489,933	37,243,295	$474,085,976
Shares issued in reinvestment of distributions	2,282,559	31,567,787	985,408	12,475,273
Shares redeemed	(1,563,918)	(22,463,078)	(763,349)	(9,768,263)

Net increase (decrease)	60,443,949	$877,594,642	37,465,354	$476,792,986

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets of the Fund, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net asset of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

5. INCOME TAXES

At December 31, 2004, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $10,729,680. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from ordinary Income	$48,299,813	$38,419,638

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, bond discounts and premiums and payment in-kind bonds.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,912,637,777

Unrealized appreciation	$242,638,218
Unrealized depreciation	(23,805,331)

Net unrealized appreciation (depreciation)	$218,832,887

Distributable earnings - undistributed ordinary income	$96,178,302

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $1,318,032,219 and $627,358,796 respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 36.1% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2004, the value of these securities was $109,897, representing .01% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

8. RESTRICTED SECURITIES

At December 31, 2004, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At

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FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

8. RESTRICTED SECURITIES (cont.)

December 31, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
10,073,000	Asia Pulp & Paper Co. Ltd., 12.00%, Perpetual, pfd. (.01% of Net Assets)	2/14/97	$7,620,963	$109,897

9. OTHER CONSIDERATIONS

Advisers, as the Fund’s Manager, may serve as a member of various bondholders’ steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. At December 31, 2004, the Manager serves in one or more of these capacities for Asia Pulp & Paper Co. Ltd. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund’s Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

10. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

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FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

10. REGULATORY MATTERS (cont.)

Settlements (cont.)

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market

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Notes to Financial Statements (continued)

10. REGULATORY MATTERS (cont.)

Other Legal Proceedings (cont.)

timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

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FRANKLIN INCOME SECURITIES FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Income Securities Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of each of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Tax Designation (unaudited)

Under Section 852(b)(2) of the Internal Revenue Code, the Fund hereby designates 43.81% of the ordinary income dividends received deduction for the fiscal year ended December 31, 2004.

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

This annual report for Franklin Large Cap Growth Securities Fund covers the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	Since Inception (5/1/96)
Average Annual Total Return	+8.23%	-0.10%	+9.04%

Total Return Index Comparison for Hypothetical $10,000 Investment (5/1/96–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Composite Index (S&P 500) and the Russell 1000® Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Growth Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund invests predominantly in investments of large-cap companies with market capitalization values within those of the top 50% of companies in the Russell 1000 Index at the time of purchase.1 The Fund may hold significant positions in the technology sector (including health technology, electronic technology and technology services), and in communications and financial services companies. The Fund may also invest in foreign securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund’s return was mixed compared with its benchmarks, as it underperformed the S&P 500’s 10.87% total return and outperformed the Russell 1000 Growth Index’s 6.30% total return for the year under review.2

Economic and Market Overview

During the year ended December 31, 2004, the domestic economy expanded solidly and broadly across most industries, sectors and regions as gross domestic product (GDP) rose an estimated 4.4%.3 However, surging energy and other commodity prices had a dampening effect. Although consumer confidence remained below pre-recession levels, consumer spending supported strong auto sales, increased durable goods consumption and a healthy housing market. Similarly, business spending rose substantially even as business confidence wavered. With improving balance sheets and stronger profit margins, many companies entered an upgrade cycle and invested in new technologies, driving equipment spending up 9.5% in the second half of 2004.3 The labor market firmed as employers hired 2.2 million workers in 2004, and unemployment dropped from 5.7% to 5.4% during the year.4 More than one-half of the jobs lost during the recession have been recovered; however, most were part-time or temporary. Given concerns over rising benefits costs and lingering uncertainties about economic recovery, many companies turned to temporary employment or opted for continued hiring freezes. At year-end, elevated household debt levels and the deepening federal budget and trade deficits were three top concerns for the economy as it headed into 2005.

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Economic Analysis.

4. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Large-capitalization stocks tend to go through cycles of doing better — or worse — than the stock market in general, and, in the past, these periods have lasted for several years. By focusing on particular sectors from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

The U.S. dollar weakened throughout 2004 and hit an all-time low against the euro and a multi-year low versus the yen. The widening trade and current account deficits and possibility for higher import prices contributed to inflationary pressures. The core inflation rate rose to 2.2% in 2004, or 3.3% including volatile food and energy costs. Aiming to keep inflation tame, the Federal Reserve Board (Fed) raised the federal funds target rate five times between June and December, from 1.00% to 2.25%, the highest level in more than three years. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability, noting in December that it perceived “the upside and downside risks to the attainment of both sustainable growth and price stability for the next few quarters to be roughly equal.”5

Despite a generally robust economy and improving corporate fundamentals, investors had to digest a wide range of information in 2004, including rising inflation, the dollar’s value, a contentious presidential election and ongoing concerns about terrorism, war and reconstruction in Iraq. Domestic equity markets rallied in early 2004 and then fluctuated; however, they were essentially flat through early November. Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong and investor sentiment improved late in the period despite the mixed signals. After the elections concluded, the markets enjoyed another strong rally through year-end. The blue chip stocks of the Dow Jones Industrial Average gained 5.31% for the year under review, while the broader S&P 500 rose 10.87% and the technology-heavy NASDAQ Composite Index increased 9.15%.6

Investment Strategy

We are research driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that we believe are positioned for growth in revenues, earnings or assets. In choosing investments, we focus on large-cap companies that have exhibited above average growth, strong financial records, or compelling valuations. In addition, we also consider management expertise, industry leadership, growth in market share and sustainable competitive advantage.

5. Source: Federal Reserve. Press Release, 12/14/04.

6. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s calendar year 2004 returns, we would like to remind our shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. We do recognize, however, that our investors may have an interest in a top-down sector discussion of key performance drivers.

On a sector basis, the top positive contributor to Fund performance in 2004 was our position in health technology, where we also experienced favorable returns due to stock selection. The Fund’s holdings in biotechnology firm Biogen Idec, medical instruments maker Guidant, and pharmaceuticals companies King Pharmaceuticals and Forest Laboratories benefited Fund performance, and were all overweighted compared with the S&P 500. These positions more than made up for the negative impacts of our overweighted investments in Pfizer, Merck and Boston Scientific, each of which underperformed the index.

The Fund also benefited from exposure to distribution services stocks. For example, we purchased shares of medical products distributor Cardinal Health and food distributor SYSCO in the second half of the year following sharp, temporary pullbacks in each stock’s share price. Other significant positive contributors to the Fund’s performance relative to the S&P 500 included overweighted positions in transportation logistics company Expeditors International of Washington, aerospace and defense contractor Lockheed-Martin, truck manufacturer PACCAR, and finance-related companies Countrywide Financial and Lehman Brothers.

Despite the Fund’s good results, some of our investments hindered total returns during the year under review. One of the Fund’s most significant detractors to overall performance stemmed from our stock selection in the consumer services sector. An overweighted position compared with the S&P 500 in media-related company Univision Communications had a negative impact, as did a lack of holdings in Internet service and commerce providers such as Yahoo! and eBay. Performance was also held back by our overweighted positions in finance, specifically Marsh & McLennan and Fifth Third Bancorp, as well as our decision not to hold energy-related companies ChevronTexaco and ConocoPhillips.

Some of the most notable changes in Fund positioning during 2004 included a significant increase in portfolio exposure to the distribution services sector, both in absolute terms and relative to the S&P 500. This was driven, in part, by our decision to purchase shares of medical

Top 10 Holdings

Franklin Large Cap Growth Securities Fund 12/31/04

Company Sector/Industry	% of Total Net Assets

Microsoft Corp.	2.2%
Technology Services

ExxonMobil Corp.	1.9%
Energy Minerals

Wal-Mart Stores Inc.	1.9%
Retail Trade

Pfizer Inc.	1.8%
Health Technology

General Electric Co.	1.7%
Producer Manufacturing

Boston Scientific Corp.	1.7%
Health Technology

Amgen Inc.	1.7%
Health Technology

Forest Laboratories Inc.	1.5%
Health Technology

Citigroup Inc.	1.5%
Finance

Intel Corp.	1.5%
Electronic Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

products distributors AmerisourceBergen, McKesson and Cardinal Health, as well as food distributor SYSCO. We also modestly increased the Fund’s finance sector weighting with purchases of investment banker Lehman Brothers, asset manager Federated Investors, credit card company American Express and insurance products provider AFLAC.

Meanwhile, we reduced the Fund’s retail sector exposure with sales of Walgreen’s, Kohl’s, Dillard’s and Rent-A-Center. Whereas we began 2004 with an overweighted stake in retail, these stock sales resulted in a reduced exposure relative to the S&P 500 by year-end.

At period-end, health technology comprised roughly 16% of the Fund’s total net assets versus approximately 10% in the S&P 500. This was primarily composed of overweighted positions in various large capitalization and specialty pharmaceutical companies, including Pfizer, Merck, Wyeth, Johnson & Johnson, Eli Lilly and Forest Labs, as well as medical device makers Medtronic, Boston Scientific and Pall. Although we recognize significant ongoing challenges facing the pharmaceuticals industry, in line with our investment strategy we believed these factors were abundantly reflected in the valuations we believe remain attractive within many of the industry’s underlying stocks.

Thank you for your participation in Franklin Large Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Large Cap Growth Securities Fund Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,044.30	$4.06
Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.01

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.79%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.01	$11.10	$14.52	$21.03	$21.07

Income from investment operations:
Net investment income[a]	.13	.10	.09	.10	.09
Net realized and unrealized gains (losses)	1.02	2.90	(3.41)	(2.13)	1.14

Total from investment operations	1.15	3.00	(3.32)	(2.03)	1.23

Less distributions from:
Net investment income	(.08)	(.09)	(.10)	(.11)	(.11)
Net realized gains	—	—	—	(4.37)	(1.16)

Total distributions	(.08)	(.09)	(.10)	(4.48)	(1.27)

Net asset value, end of year	$15.08	$14.01	$11.10	$14.52	$21.03

Total return[b]	8.23%	27.14%	(22.94)%	(11.26)%	5.75%
Ratios/supplemental data
Net assets, end of year (000’s)	$169,107	$191,028	$175,917	$300,135	$431,384
Ratios to average net assets:
Expenses	.79%	.79%	.80%	.78%	.78%
Net investment income	.99%	.86%	.73%	.56%	.43%
Portfolio turnover rate	38.48%	35.28%	59.65%	75.67%	70.16%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.87	$11.00	$14.43	$20.93	$21.01

Income from investment operations:
Net investment income[a]	.11	.08	.07	.05	.03
Net realized and unrealized gains (losses)	.99	2.87	(3.40)	(2.12)	1.13

Total from investment operations	1.10	2.95	(3.33)	(2.07)	1.16

Less distributions from:
Net investment income	(.07)	(.08)	(.10)	(.06)	(.08)
Net realized gains	—	—	—	(4.37)	(1.16)

Total distributions	(0.07)	(.08)	(.10)	(4.43)	(1.24)

Net asset value, end of year	$14.90	$13.87	$11.00	$14.43	$20.93

Total return[b]	7.93%	26.95%	(23.19)%	(11.43)%	5.46%
Ratios/supplemental data
Net assets, end of year (000’s)	$340,465	$128,029	$30,289	$5,290	$1,081
Ratios to average net assets:
Expenses	1.04%	1.04%	1.05%	1.03%	1.03%
Net investment income	.74%	.61%	.48%	.30%	.17%
Portfolio turnover rate	38.48%	35.28%	59.65%	75.67%	70.16%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2004

	SHARES	VALUE
Common Stocks 90.5%
Communications 2.3%
BellSouth Corp.	80,900	$2,248,211
[a]Nextel Communications Inc., A	70,000	2,100,000
Sprint Corp.	165,000	4,100,250
Verizon Communications Inc.	80,000	3,240,800

		11,689,261

Consumer Durables .6%
[a]Electronic Arts Inc.	48,900	3,016,152

Consumer Non-Durables 7.6%
Altria Group Inc.	98,500	6,018,350
Anheuser-Busch Cos. Inc.	118,900	6,031,797
Coca-Cola Co.	155,500	6,473,465
Colgate-Palmolive Co.	103,800	5,310,408
[a]Dean Foods Inc.	60,000	1,977,000
Loews Corp. - Carolina Group	77,100	2,232,045
PepsiCo Inc.	86,600	4,520,520
Procter & Gamble Co.	54,000	2,974,320
Unilever PLC, ADR (United Kingdom)	77,000	3,043,040

		38,580,945

Consumer Services 3.9%
[a]Apollo Group Inc., A	35,000	2,824,850
Clear Channel Communications Inc.	71,800	2,404,582
Dow Jones & Co. Inc.	31,200	1,343,472
[a]eBay Inc.	12,700	1,476,756
[a]Univision Communications Inc., A	230,783	6,755,019
Viacom Inc., B	139,300	5,069,127

		19,873,806

Distribution Services 3.2%
AmerisourceBergen Corp.	48,500	2,845,980
Cardinal Health Inc.	55,700	3,238,955
McKesson Corp.	127,800	4,020,588
SYSCO Corp.	167,600	6,397,292

		16,502,815

Electronic Technology 9.1%
[a]Applied Materials Inc.	85,000	1,453,500
[a]Cisco Systems Inc.	220,000	4,246,000
[a]Dell Inc.	85,000	3,581,900
Diebold Inc.	58,200	3,243,486
Hewlett-Packard Co.	124,000	2,600,280
Intel Corp.	320,400	7,494,156
Intersil Corp., A	248,100	4,153,194
Linear Technology Corp.	65,000	2,519,400
Lockheed Martin Corp.	78,000	4,332,900
Nokia Corp., ADR (Finland)	410,800	6,437,236
QUALCOMM Inc.	68,000	2,883,200
[a]Seagate Technology	200,000	3,454,000

		46,399,252

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Energy Minerals 4.4%
Anadarko Petroleum Corp.	55,000	$3,564,550
Devon Energy Corp.	112,000	4,359,040
ExxonMobil Corp.	190,000	9,739,400
Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)	84,000	4,819,920

		22,482,910

Finance 18.4%
AFLAC Inc.	153,000	6,095,520
American Express Co.	35,000	1,972,950
American International Group Inc.	75,000	4,925,250
Bank of America Corp.	106,400	4,999,736
Bank of New York Co. Inc.	166,400	5,561,088
[a]Berkshire Hathaway Inc., B	974	2,859,664
[a]CapitalSource Inc.	60,000	1,540,200
CIT Group Holdings Inc.	55,000	2,520,100
Citigroup Inc.	161,000	7,756,980
Countrywide Financial Corp.	135,998	5,033,286
Fannie Mae	38,000	2,705,980
Federated Investors Inc., B	119,100	3,620,640
Fifth Third Bancorp	141,100	6,671,208
Freddie Mac	69,700	5,136,890
Goldman Sachs Group Inc.	35,500	3,693,420
JPMorgan Chase & Co.	55,440	2,162,714
Lehman Brothers Holdings Inc.	46,500	4,067,820
Marsh & McLennan Cos. Inc.	225,800	7,428,820
MBNA Corp.	125,000	3,523,750
Old Republic International Corp.	150,000	3,795,000
Washington Mutual Inc.	76,000	3,213,280
Wells Fargo & Co.	75,000	4,661,250

		93,945,546

Health Services 2.8%
HCA Inc.	69,900	2,793,204
[a]Health Net Inc., A	208,000	6,004,960
[a]Tenet Healthcare Corp.	161,600	1,774,368
[a]Wellpoint Inc.	30,000	3,450,000

		14,022,532

Health Technology 15.7%
Abbott Laboratories	50,000	2,332,500
[a]Adolor Corp.	63,600	630,912
[a]Amgen Inc.	132,100	8,474,215
[a]Biogen Idec Inc.	25,000	1,665,250
[a]Boston Scientific Corp.	238,700	8,485,785
Eli Lilly & Co.	107,700	6,111,975
[a]Forest Laboratories Inc.	174,200	7,814,612
Guidant Corp.	63,600	4,585,560
Johnson & Johnson Inc.	111,400	7,064,988
Medtronic Inc.	103,300	5,130,911
Merck & Co. Inc.	172,200	5,534,508
Pall Corp.	134,300	3,887,985
Pfizer Inc.	343,000	9,223,270

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Health Technology (cont.)
Shire Pharmaceuticals Group PLC, ADR (United Kingdom)	59,600	$1,904,220
[a]Taro Pharmaceutical Industries Ltd. (Isreal)	9,400	319,882
Wyeth	154,600	6,584,414

		79,750,987

Industrial Services .7%
Schlumberger Ltd.	50,000	3,347,500

Process Industries .4%
Dow Chemical Co.	40,200	1,990,302

Producer Manufacturing 3.9%
3M Co.	34,200	2,806,794
General Electric Co.	240,000	8,760,000
PACCAR Inc.	47,000	3,782,560
United Technologies Corp.	46,800	4,836,780

		20,186,134

Retail Trade 6.3%
[a]AutoZone Inc.	27,800	2,538,418
[a]Dollar Tree Stores Inc.	219,100	6,283,788
Family Dollar Stores Inc.	158,700	4,956,201
Lowe’s Cos. Inc.	65,000	3,743,350
Ross Stores Inc.	88,200	2,546,334
[a]Tuesday Morning Corp.	89,200	2,732,196
Wal-Mart Stores Inc.	181,000	9,560,420

		32,360,707

Technology Services 8.9%
[a]Accenture Ltd., A (Bermuda)	244,900	6,612,300
[a]Affiliated Computer Services Inc., A	81,000	4,875,390
Automatic Data Processing Inc.	100,000	4,435,000
Computer Associates International Inc.	76,400	2,372,984
[a]Computer Sciences Corp.	35,000	1,972,950
First Data Corp.	82,200	3,496,788
International Business Machines Corp.	51,000	5,027,580
Microsoft Corp.	420,000	11,218,200
Paychex Inc.	159,400	5,432,352

		45,443,544

Transportation 1.6%
Expeditors International of Washington Inc.	90,000	5,029,200
Southwest Airlines Co.	192,900	3,140,412

		8,169,612

Utilities .7%
NiSource Inc.	160,000	3,644,800

Total Long Term Investments (Cost $398,102,588)		461,406,805

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	PRINCIPAL AMOUNT	VALUE
Short term Investment (Cost $52,742,138) 10.4%
[b]Repurchase Agreement
Joint Repurchase Agreement, 1.915%, 1/03/05 (Maturity Value $52,750,555)	$52,742,138	$52,742,138

ABN AMRO Bank, N.V., New York Branch (Maturity Value $5,208,062)

Banc of America Securities LLC (Maturity Value $1,952,825)

Barclays Capital Inc. (Maturity Value $2,408,590)

Bear, Stearns & Co. Inc. (Maturity Value $4,101,358)

BNP Paribas Securities Corp. (Maturity Value $5,208,062)

Deutsche Bank Securities Inc. (Maturity Value $2,604,295)

Goldman, Sachs & Co. (Maturity Value $5,208,062)

Greenwich Capital Markets Inc. (Maturity Value $5,208,062)

Lehman Brothers Inc. (Maturity Value $5,227,053)

Merrill Lynch Government Securities Inc. (Maturity Value $5,208,062)

Morgan Stanley & Co. Inc. (Maturity Value $5,208,062)

UBS Securities LLC (Maturity Value $5,208,062)

Collateralized by U.S. Government Agency Securities, 0.00 - 7.125%, 1/05/05 - 9/15/09; [c]U.S. Treasury Bills, 3/24/05 - 3/31/05; U.S. Treasury Bonds, 9.375 - 12.00%, 5/15/05 - 2/15/06; and U.S. Treasury Notes,
1.50 - 7.00%, 2/28/05 - 6/15/09

Total Investments (Cost $450,844,726) 100.9%		514,148,943
Other Assets, less Liabilities (.9)%		(4,577,254)

Net Assets 100.0%		$509,571,689

Portfolio Abbreviation:

ADR - American Depository Receipt

[a]	Non-income producing.
[b]	See Note 1(b) regarding joint repurchase agreement.
[c]	Security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$398,102,588
Cost - Repurchase agreement	52,742,138

Total cost of investments	450,844,726

Value - Unaffiliated issuers	461,406,805
Value - Repurchase agreement	52,742,138

Total value of investments	514,148,943
Cash	1,718
Receivables:
Investment securities sold	1,150,046
Capital shares sold	1,190,018
Dividends	438,660

Total assets	516,929,385

Liabilities:
Payables:
Investment securities purchased	6,871,118
Capital shares redeemed	58,104
Affiliates	381,251
Other liabilities	47,223

Total liabilities	7,357,696

Net assets, at value	$509,571,689

Net assets consist of:
Undistributed net investment income	$3,350,478
Net unrealized appreciation (depreciation)	63,304,217
Accumulated net realized gain (loss)	(36,699,149)
Capital shares	479,616,143

Net assets, at value	$509,571,689

Class 1:
Net assets, at value	$169,106,908

Shares outstanding	11,212,160

Net asset value and offering price per share	$15.08

Class 2:
Net assets, at value	$340,464,781

Shares outstanding	22,847,333

Net asset value and offering price per share	$14.90

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment income:
Dividends	$6,575,412
Interest	412,975

Total investment income	6,988,387

Expenses:
Management fees (Note 3)	2,946,875
Distribution fees - Class 2 (Note 3)	543,076
Transfer agent fees	5,453
Custodian fees (Note 4)	8,478
Reports to shareholders	90,640
Professional fees	23,699
Trustees’ fees and expenses	2,324
Other	16,380

Total expenses	3,636,925
Expense reductions (Note 4)	(5)

Net expenses	3,636,920

Net investment income	3,351,467

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	14,563,139
Net change in unrealized appreciation (depreciation) on investments	16,039,304

Net realized and unrealized gain (loss)	30,602,443

Net increase (decrease) in net assets resulting from operations	$33,953,910

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$3,351,467	$1,927,708
Net realized gain (loss) from investments	14,563,139	1,479,180
Net change in unrealized appreciation (depreciation) on investments	16,039,304	56,887,471

Net increase (decrease) in net assets resulting from operations	33,953,910	60,294,359
Distributions to shareholders from net investment income:
Class 1	(963,792)	(1,331,195)
Class 2	(964,498)	(427,106)

Total distributions to shareholders	(1,928,290)	(1,758,301)
Capital share transactions: (Note 2)
Class 1	(34,434,485)	(26,198,818)
Class 2	192,923,391	80,514,244

Total capital share transactions	158,488,906	54,315,426
Net increase (decrease) in net assets	190,514,526	112,851,484
Net assets:
Beginning of year	319,057,163	206,205,679

End of year	$509,571,689	$319,057,163

Undistributed net investment income included in net assets:
End of year	$3,350,478	$1,927,301

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin Large Cap Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004, over 67% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2004, all repurchase agreements held by the Fund had been entered into on that date.

c. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003

Class 1 Shares:	Shares	Amount	Shares	Amount

Shares sold	241,760	$3,462,584	688,775	$8,672,422
Shares issued in reinvestment of distributions	67,210	963,792	105,567	1,331,195
Shares redeemed	(2,728,506)	(38,860,861)	(3,017,447)	(36,202,435)

Net increase (decrease)	(2,419,536)	$(34,434,485)	(2,223,105)	$(26,198,818)

Class 2 Shares:
Shares sold	15,438,375	$218,356,580	6,995,198	$86,731,493
Shares issued in reinvestment of distributions	67,970	964,498	34,168	427,106
Shares redeemed	(1,890,421)	(26,397,687)	(550,967)	(6,644,355)

Net increase (decrease)	13,615,924	$192,923,391	6,478,399	$80,514,244

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.750%	First $500 million
.625%	Over $500 million, up to and including $1 billion
.500%	Over $1 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets of the Fund, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net asset of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$31,717,867
2011	1,580,921

$33,298,788

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

5. INCOME TAXES (cont.)

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003

Distributions paid from ordinary income	$1,928,290	$1,758,301

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$454,245,085

Unrealized appreciation	$71,623,854
Unrealized depreciation	(11,719,996)

Net unrealized appreciation (depreciation)	$59,903,858

Distributable earnings – undistributed ordinary income	$3,350,478

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $269,105,184 and $141,924,078, respectively.

7. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

Settlements (cont.)

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Growth Securities Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.

FRANKLIN MONEY MARKET FUND

Fund Goals and Main Investments: Franklin Money Market Fund seeks high current income, consistent with liquidity and capital preservation. The Fund also seeks to maintain a stable share price of $1.00. The Fund invests in U.S. dollar-denominated money market debt instruments.

This annual report for Franklin Money Market Fund covers the fiscal year ended December 31, 2004.

Economic and Market Overview

During the year under review, there was much focus on the employment picture and its resulting effects on the consumer. Although nonfarm payroll statistics were mixed, stronger employment growth fundamentals were reflected in several sources. One was the National Federation of Independent Businesses (NFIB) survey, which was notable because small businesses historically have created about two-thirds of all new jobs.1 During the period under review, more jobs combined with income tax reductions helped increase consumers’ disposable income and allowed them to continue spending, in turn boosting economic growth.

Increases in business spending also contributed to economic growth. After steadily declining in 2001 and 2002, business spending posted strong results during 2004. For example, nonresidential investment spending rose 10.3% for the year.2 Historically low interest rates during the reporting period allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance, and corporate profits reflected this data. Many corporate debt investments also benefited from this improvement. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

Energy prices rose substantially during the year, and then declined toward the end, as oil ended the year at approximately $43 a barrel. In an effort to keep inflation in check, the Federal Reserve Board raised the federal funds target rate to 2.25% from 1.00% during the reporting period. However, the core Consumer Price Index, a measure of inflation excluding food and energy costs, rose a relatively modest 2.2% for the 12 months ended December 31, 2004, and helped contribute to the continued low interest rate level during the period.3 Many analysts had

1. Source: Dennis, William J., Jr., NFIB Research Foundation, “The Public Reviews Small Business,” 8/04.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency or institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Risks: Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. The Fund’s prospectus also includes a description of the main investment risks.

expected the 10-year U.S. Treasury yield to increase significantly; however, it ended the year relatively flat. This yield began the year at 4.27%, rose to a high of 4.89% and declined to 4.24% on December 31, 2004.

Investment Strategy

In selecting investments, we use a conservative investment approach, focusing on the highest quality and the most liquid of eligible money market securities. We assess the relative value of each security meeting our credit criteria to find the best combination of assets we believe will maximize the Fund’s yield relative to our expectations of the investment environment. We monitor short-term interest rates, economic conditions, and Federal Reserve Board monetary policy to determine the portfolio maturity we believe will provide high overall return.

Manager’s Discussion

Consistent with our strategy, we continued to invest mainly in high-quality money market securities. For example, on December 31, 2004, more than 89% of the portfolio was invested in securities with AA long-term credit ratings by independent credit rating agencies Standard & Poor’s and Moody’s Investors Service, with the balance rated A.4

Thank you for your participation in Franklin Money Market Fund. We look forward to serving your future investment needs.

4. These do not indicate ratings of the Fund.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Money Market Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,005.00	$3.53
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.56

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.70%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Highlights

	Class 1
	Year Ended December 31,

	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations - net investment income	.01	.01	.01	.04	.06
Less distributions from net investment income	(.01)	(.01)	(.01)	(.04)	(.06)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[a]	.73%	.52%	1.33%	3.91%	5.95%
Ratios/supplemental data
Net assets, end of year (000’s)	$59,026	$81,734	$119,819	$200,911	$274,580
Ratios to average net assets:
Expenses	.68%	.66%	.63%	.56%	.55%
Net investment income	.67%	.56%	1.37%	3.89%	5.75%

[a]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,

	2004		2003		2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations - net investment income	—	[b]	—	[b]	.01	.04	.06
Less distributions from net investment income	—	[b]	—	[b]	(.01)	(.04)	(.06)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total return[a]	.44%		.27%		1.08%	3.65%	5.69%
Ratios/supplemental data
Net assets, end of year (000’s)	$887		$590		$479	$952	$21,609
Ratios to average net assets:
Expenses	.93%		.91%		.88%	.81%	.79%
Net investment income	.42%		.31%		1.12%	3.52%	5.59%

[a]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[b]	Includes net investment income and distributions from net investment income in the amount of $.004 and $.003 for the year ended December 31, 2004 and the year ended December 31, 2003, respectively.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Statement of Investments, December 31, 2004

	Principal Amount	Value
Certificates of Deposit 3.4%
Banque Nationale De Paris, 2.255%, 8/16/05	$1,000,000	$999,907
Landesbank Hessen Thueringen G, 1.2725%, 2/14/05	1,000,000	999,239

Total Certificates of Deposit (Cost $1,999,146)		1,999,146

Commercial Paper 49.6%
[a]ANZ (Delaware) Inc., 2/14/05	350,000	349,025
[a]BP Capital Markets PLC, 1/03/05 - 1/07/05	2,500,000	2,499,445
[a]Barclays U.S. Funding Corp., 1/03/05 - 3/07/05	1,000,000	997,415
[a]Citigroup Global Markets Holdings Inc., 1/13/05 - 1/21/05	2,500,000	2,497,478
[a]Commonwealth Bank of Australia, 1/10/05 - 3/02/05	2,300,000	2,294,992
[a]Danske Corp., 1/03/05 - 1/12/05	650,000	649,782
[a]General Electric Capital Corp., 1/04/05 - 3/16/05	2,650,000	2,642,858
[a]Goldman Sachs Group Inc., 1/04/05 - 1/21/05	1,500,000	1,498,674
[a]HBOS Treasury Services, 1/11/05 - 3/08/05 (United Kingdom)	2,550,000	2,544,498
[a]Internationale NED U.S. Funding, 2/01/05	1,000,000	998,398
[a]Merrill Lynch & Co. Inc., 1/03/05 - 1/27/05	2,500,000	2,497,503
[a]Morgan Stanley Dean Witter & Co., 1/05/05 - 1/14/05	2,500,000	2,498,640
[a]Royal Bank of Scotland PLC, 1/11/05	500,000	499,699
[a]Shell Finance UK PLC, 1/03/05 - 2/01/05	1,823,000	1,821,657
[a]Siemens Capital Corp., 1/28/05 - 1/31/05	1,500,000	1,497,325
[a]UBS AG Finance Delaware Inc., 1/18/05 - 2/28/05	1,650,000	1,645,999
[a]Westpac Capital Corp., 1/06/05 - 3/03/05	2,304,000	2,299,019

Total Commercial Paper (Cost $29,732,407)		29,732,407

U.S. Government Agency Securities 6.0%
Fannie Mae, 1.33% - 1.89%, 1/07/05 - 1/26/05	1,400,000	1,399,260
Federal Home Loan Bank, 2.28%, 2/18/05 - 4/01/05	1,500,000	1,498,487
Freddie Mac, 1.89% - 2.35%, 1/25/05 - 3/01/05	700,000	698,608

Total U.S. Government Agency Securities (Cost $3,596,355)		3,596,355

Total Investments before Repurchase Agreements (Cost $35,327,908)		35,327,908

Repurchase Agreements 41.2%
[b]ABN Amro Bank, 2.00%, 1/03/05 (Maturity Value $12,357,059)	12,355,000	12,355,000
Collateralized by U.S. Government Agency Securities, 6.625%, 9/15/09
[b]UBS Securities LLC, 1.80%, 1/03/05 (Maturity Value $12,351,853)	12,350,000	12,350,000
Collateralized by U.S. Government Agency Securities, 6.625%, 9/15/09

Total Repurchase Agreements (Cost $24,705,000)		24,705,000

Total Investments (Cost $60,032,908) 100.2%		60,032,908
Other Assets, less Liabilities (.2)%		(120,133)

Net Assets 100.0%		$59,912,775

[a]	Security is traded on a discount basis with no stated coupon rate.
[b]	See Note 1(b) regarding repurchase agreements.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities, at amortized cost (Note 1)	$35,327,908
Repurchase agreements, at value and cost	24,705,000

Total investments	60,032,908

Cash	4,766
Interest receivable	24,963

Total assets	60,062,637

Liabilities:
Payables:
Capital shares redeemed	104,183
Affiliates	32,351
Professional fees	10,890
Other liabilities	2,438

Total liabilities	149,862

Net assets, at value	$59,912,775

Class 1:
Net assets, at value	$59,026,205

Shares outstanding	59,026,205

Net asset value per share	$1.00

Class 2:
Net assets, at value	$886,570

Shares outstanding	886,570

Net asset value per share	$1.00

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment income:
Interest	$978,897

Expenses:
Management fees (Note 3)	454,071
Distribution fees - Class 2 (Note 3)	1,750
Transfer agent fees	731
Custodian fees (Note 4)	1,675
Reports to shareholders	24,739
Professional fees	7,063
Trustees’ fees and expenses	510
Other	4,470

Total expenses	495,009
Expense reductions (Note 4)	(679)

Net expenses	494,330

Net investment income	484,567

Net increase (decrease) in net assets resulting from operations	$484,567

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Money Market Fund

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$484,567	$554,124
Net realized gain (loss) from investments	—	577

Net increase (decrease) in net assets resulting from operations	484,567	554,701
Distributions to shareholders from net investment income:[a]
Class 1	(481,257)	(553,446)
Class 2	(3,310)	(1,255)

Total distributions to shareholders	(484,567)	(554,701)
Capital share transactions: (Note 2)
Class 1	(22,708,015)	(38,084,738)
Class 2	296,950	110,815

Total capital share transactions	(22,411,065)	(37,973,923)

Net increase (decrease) in net assets	(22,411,065)	(37,973,923)
Net assets: (there is no undistributed net investment income at beginning or end of year)
Beginning of year	82,323,840	120,297,763

End of year	$59,912,775	$82,323,840

[a]	Distributions were increased by net realized gains of $577 from security transactions for the year ended December 31, 2003.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Franklin Money Market Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004, over 97% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is to obtain a high level of current income while seeking capital preservation and liquidity.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities are valued at amortized cost which approximates value. Repurchase agreements are valued at cost.

b. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2004, all repurchase agreements held by the Fund had been entered into on that date.

c. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004	2003
Class 1 Shares:
Shares sold	$6,053,803	$—
Shares issued in reinvestment of distributions	503,485	531,271
Shares redeemed	(29,265,303)	(38,616,009)

Net increase (decrease)	$(22,708,015)	$(38,084,738)

Class 2 Shares:
Shares sold	$324,223	$242,800
Shares issued in reinvestment of distributions	3,234	1,323
Shares redeemed	(30,507)	(133,308)

Net increase (decrease)	$296,950	$110,815

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets of the Fund, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net asset of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses of $724 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2008	$280
2010	444

$724

At December 31, 2004, the cost of investments and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$60,032,908
Undistributed ordinary income	$7,868

6. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (continued)

6. REGULATORY MATTERS (cont.)

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (continued)

6. REGULATORY MATTERS (cont.)

Settlements (cont.)

of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Money Market Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FRANKLIN REAL ESTATE FUND

This annual report for Franklin Real Estate Fund covers the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average Annual Total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	10-Year
Average Annual Total Return	+32.19%	+21.29%	+14.47%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/95–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Composite Index (S&P 500) and the Dow Jones Wilshire Real Estate Securities Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Real Estate Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FRE-1

Fund Goals and Main Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests predominantly in investments of companies operating in the real estate sector, primarily real estate investment trusts (REITs) and companies that derive at least half of their assets or revenues from residential, commercial or industrial real estate. The Fund generally invests in small to medium capitalization companies.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund significantly outperformed the benchmark S&P 500, which returned 10.87% for the period under review, while underperforming the Dow Jones Wilshire Real Estate Securities Index’s 34.81% return for the same period.2

Economic and Market Overview

During the year ended December 31, 2004, the domestic economy expanded solidly and broadly across most industries, sectors and regions as gross domestic product (GDP) rose an estimated 4.4%.3 However, surging energy and other commodity prices had a dampening effect. Although consumer confidence remained below pre-recession levels, consumer spending supported strong auto sales, increased durable goods consumption and a healthy housing market. Similarly, business spending rose substantially even as business confidence wavered. With improving balance sheets and stronger profit margins, many companies entered an upgrade cycle and invested in new technologies, driving equipment spending up 9.5% in the second half of 2004.3 The labor market firmed as employers hired 2.2 million workers in 2004, and unemployment dropped from 5.7% to 5.4% during the year.4 More than one-half of the jobs lost during the recession have been recovered; however, most new jobs were part-time or temporary. Given concerns over rising benefits costs and lingering uncertainties about economic recovery, many companies turned to temporary employment or opted for continued hiring freezes. At year-end, elevated household debt levels and the deepening federal budget and trade deficits were three top concerns for the economy as it headed into 2005.

1. Equity REITs are real estate companies that own and manage income-producing properties such as apartments or hotels. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management teams and generally concentrate on a specific geographic region and property type.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Economic Analysis.

4. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. By concentrating on the industries of the real estate sector, the Fund carries much greater risk of adverse developments affecting that sector than a fund that invests more broadly. Smaller and midsize company securities can increase the risk of greater price fluctuation. The Fund’s prospectus also includes a description of the main investment risks.

FRE-2

The U.S. dollar weakened throughout 2004 and hit an all-time low against the euro and a multi-year low versus the yen. The widening trade and current account deficits and possibility for higher import prices contributed to inflationary pressures. The core inflation rate rose to 2.2% in 2004, or 3.3% including volatile food and energy costs. Aiming to keep inflation tame, the Federal Reserve Board (Fed) raised the federal funds target rate five times between June and December, from 1.00% to 2.25%, the highest level in more than three years. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability, noting in December that it perceived “the upside and downside risks to the attainment of both sustainable growth and price stability for the next few quarters to be roughly equal.”5

Despite a generally robust economy and improving corporate fundamentals, investors had to digest a wide range of information in 2004, including rising inflation, the dollar’s value, a contentious presidential election and ongoing concerns about terrorism, war and reconstruction in Iraq. Domestic equity markets rallied in early 2004 and then fluctuated; however, they were essentially flat through early November. Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong and investor sentiment improved late in the period despite the mixed signals. After the elections concluded, the markets enjoyed another strong rally through year-end. The blue chip stocks of the Dow Jones Industrial Average gained 5.31% for the year under review, while the broader S&P 500 rose 10.87% and the technology-heavy NASDAQ Composite Index increased 9.15%.6

Real estate stocks posted solid performance during the year and easily outpaced the major stock market indexes. Private real estate markets continued to be relatively stable throughout 2004. Large transactions took place due to demand for quality real estate properties from REITs, pension funds and other private investors. Real estate stocks, however, encountered significant volatility as a strong advance in the first three months of the period reversed into a market-wide sell-off in April. The sell-off came on the heels of strong job numbers and premature fears of sharp interest rate increases. There was much debate as to how rising

5. Source: Federal Reserve. Press Release, 12/14/04.

6. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FRE-3

interest rates would affect these stocks, with no clear conclusions drawn. In the latter half of the year, however, interest rates remained relatively low and improving real estate fundamentals began to drive better performance across the sector as the economy continued to gradually recover. Furthermore, as equity markets were flat throughout much of the year, we believe investors were drawn to REITs as they recognized the importance of dividend income as a contributor to total return. Another factor that impacted improving REIT performance in 2004’s second half was the increased level of high profile consolidations, particularly in the retail mall sector.

Investment Strategy

We are research driven, fundamental investors pursuing a disciplined strategy. As bottom-up investors focusing primarily on individual securities, we focus on the market price of a company’s security relative to our evaluation of its potential long-term earnings, asset value and cash flow. Using both qualitative and quantitative analysis, we evaluate security characteristics, the strength and quality of management, and underlying properties. In addition, we may consider other factors, such as the supply and demand outlook for various property types and regional markets.

Manager’s Discussion

Two of the Fund’s largest positions throughout much of the year under review, equity REITs Simon Properties and The Rouse Company, delivered strong performance. Simon Properties continued to experience growth in its core retail franchise due to its high-quality portfolio of shopping malls. At period-end, Simon was also in the process of acquiring Chelsea Properties. The Rouse Company’s solid performance was partly due to its acquisition at a significant premium by General Growth Properties. When analyzing a potential investment for the Fund, we consider a company’s attractiveness as an acquisition target. We think the Rouse transaction illustrates this valuable attribute. Our holdings in real estate developer The St. Joe Company also performed well during the reporting period. St. Joe continued to distinguish itself through its development capabilities and focus on creating shareholder value.

On the other hand, iStar Financial was a relatively weak performer during the reporting period compared with other real estate securities, even though it returned almost 25% in 2004. The company was in transition during 2004 as it received an investment grade debt rating and bolstered its loan origination platform. PS Business Parks, another equity

FRE-4

REIT, was also a disappointment, primarily because the company’s 2004 cash flow growth was lower than expected. Nevertheless, the company’s share price still managed to appreciate more than 12% in 2004. Although we would have liked to see stronger growth from PS Business Parks, we believed management positioned the company to make strategic acquisitions going forward. In line with our investment strategy, we retained our investment in the company at year-end.

Thank you for your participation in Franklin Real Estate Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Real Estate Fund 12/31/04

Company Security Type	% of Total Net Assets

Simon Property Group Inc.	4.5%
Equity REIT – Retail

Vornado Realty Trust	3.6%
Equity REIT – Diversified Property

The Macerich Co.	3.3%
Equity REIT – Retail

General Growth Properties Inc.	3.1%
Equity REIT – Retail

Avalonbay Communities Inc.	3.0%
Equity REIT – Apartments

Equity Residential	2.9%
Equity REIT – Apartments

Boston Properties Inc.	2.7%
Equity REIT – Office

ProLogis	2.7%
Equity REIT – Industrial

The St. Joe Co.	2.6%
Real Estate Development

Capital Automotive	2.4%
Equity REIT – Diversified Property

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRE-5

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Real Estate Fund – Class 1

FRE-6

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,252.20	$2.83
Hypothetical (5% return before expenses)	$1,000	$1,022.62	$2.54

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.50%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FRE-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.91	$18.05	$18.14	$17.47	$14.92

Income from investment operations:
Net investment income[a]	.75	.74	.75	.74	.84
Net realized and unrealized gains (losses)	6.78	5.67	(.30)	.65	3.55

Total from investment operations	7.53	6.41	.45	1.39	4.39

Less distributions from:
Net investment income	(.53)	(.55)	(.54)	(.72)	(1.15)
Net realized gains	(.04)	—	—	—	(.69)

Total distributions	(.57)	(.55)	(.54)	(.72)	(1.84)

Net asset value, end of year	$30.87	$23.91	$18.05	$18.14	$17.47

Total return[b]	32.19%	36.08%	2.25%	8.19%	31.95%
Ratios/supplemental data
Net assets, end of year (000’s)	$152,451	$134,468	$112,991	$134,058	$153,203
Ratios to average net assets:
Expenses	.50%	.53%	.57%	.59%	.60%
Net investment income	3.00%	3.62%	4.23%	4.25%	5.29%
Portfolio turnover rate	39.42%	15.44%	18.13%	34.21%	16.41%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRE-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.65	$17.88	$17.99	$17.38	$14.88

Income from investment operations:
Net investment income[a]	.72	.74	.76	.80	.93
Net realized and unrealized gains (losses)	6.65	5.55	(.35)	.52	3.41

Total from investment operations	7.37	6.29	.41	1.32	4.34

Less distributions from:
Net investment income	(.49)	(.52)	(.52)	(.71)	(1.15)
Net realized gains	(.04)	—	—	—	(.69)

Total distributions	(.53)	(.52)	(.52)	(.71)	(1.84)

Net asset value, end of year	$30.49	$23.65	$17.88	$17.99	$17.38

Total return[b]	31.80%	35.75%	2.07%	7.88%	31.59%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,005,647	$522,415	$249,116	$95,891	$23,743
Ratios to average net assets:
Expenses	.75%	.78%	.82%	.84%	.85%
Net investment income	2.75%	3.37%	3.98%	4.60%	5.75%
Portfolio turnover rate	39.42%	15.44%	18.13%	34.21%	16.41%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRE-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, December 31, 2004

	SHARES	VALUE
Common Stocks 83.5%
Diversified Financial Services .8%
Brascan Corp., A (Canada)	265,600	$9,563,580

Diversified Property 3.9%
Brookfield Properties Corp. (Canada)	185,560	6,939,944
Catellus Development Corp.	516,833	15,815,090
Forest City Enterprises Inc., A	397,100	22,853,105

		45,608,139

Equity REIT – Apartments 10.2%
Amli Residential Properties Trust	88,900	2,844,800
Avalonbay Communities Inc.	460,400	34,668,120
Boardwalk Real Estate Investment Trust (Canada)	1,503,500	22,746,401
Equity Residential	934,600	33,813,828
[a]GMH Communities Trust	1,700,000	23,970,000

		118,043,149

Equity REIT – Diversified Property 9.3%
Bedford Property Investors Inc.	232,280	6,599,075
Capital Automotive	779,200	27,681,080
Duke Realty Corp.	116,248	3,968,707
Glenborough Realty Trust Inc.	12,900	274,512
Lexington Corporate Properties Trust	349,600	7,893,968
Liberty Property Trust	445,100	19,228,320
Vornado Realty Trust	555,200	42,267,376

		107,913,038

Equity REIT – Health Care .4%
Health Care Property Investors Inc.	162,500	4,499,625

Equity REIT – Hotels 1.9%
Host Marriott Corp.	651,900	11,277,870
LaSalle Hotel Properties	325,400	10,357,482

		21,635,352

Equity REIT – Industrial 4.2%
ProLogis	718,600	31,136,938
PS Business Parks Inc.	390,500	17,611,550

		48,748,488

Equity REIT – Office 14.9%
American Financial Realty Trust	202,000	3,268,360
Arden Realty Inc.	313,900	11,840,308
Boston Properties Inc.	490,450	31,717,401
Brandywine Realty Trust	422,000	12,402,580
Corporate Office Properties Trust	611,300	17,941,655
Cousins Properties Inc.	191,400	5,793,678
CRT Properties Inc.	425,800	10,159,588
[a]Digital Realty Trust Inc.	1,535,500	20,683,185
Kilroy Realty Corp.	255,200	10,909,800
Parkway Properties Inc.	122,000	6,191,500
Reckson Associates Realty Corp.	139,900	4,590,119
SL Green Realty Corp.	379,500	22,978,725
Trizec Properties Inc.	726,500	13,745,380

		172,222,279

FRE-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, December 31, 2004 (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Equity REIT – Other 7.1%
Capital Trust Inc., A	329,000	$10,103,590
Entertainment Properties Trust	535,700	23,865,435
Manufactured Home Communities Inc.	146,600	5,240,950
iStar Financial Inc.	591,400	26,766,764
[b,c]Provident Senior Living Trust, 144A	1,084,000	16,260,000

		82,236,739

Equity REIT – Retail 17.0%
Developers Diversified Realty Corp.	147,200	6,531,264
Federal Realty Investment Trust	87,500	4,519,375
General Growth Properties Inc.	977,700	35,353,632
Glimcher Realty Trust	202,000	5,597,420
Kimco Realty Corp.	101,600	5,891,784
Kite Realty Group Trust	850,000	12,988,000
The Macerich Co.	609,400	38,270,320
Ramco-Gershenson Properties Trust	257,100	8,291,475
Regency Centers Corp.	284,300	15,750,220
Simon Property Group Inc.	804,645	52,036,395
Tanger Factory Outlet Centers Inc.	213,600	5,651,856
Taubman Centers Inc.	215,700	6,460,215

		197,341,956

Equity REIT – Storage 4.4%
Extra Space Storage Inc.	1,250,000	16,662,500
Public Storage Inc.	281,200	15,676,900
[b]U-Store-It Trust	1,057,000	18,338,950

		50,678,350

Finance 2.6%
Chartermac LP	630,700	15,414,308
Eurocastle Investment Ltd. (United Kingdom)	200,000	4,451,148
Newcastle Investment Corp.	333,600	10,601,808

		30,467,264

Home Builders 2.4%
Lennar Corp., A	402,600	22,819,368
The Ryland Group Inc.	94,200	5,420,268

		28,239,636

Hotels & Travel .5%
[b]La Quinta Corp.	597,500	5,431,275

Real Estate Development 3.9%
[b]Killam Properties Inc. (Canada)	2,602,300	4,448,005
LNR Property Corp.	161,000	10,128,510
The St. Joe Co.	466,300	29,936,460

		44,512,975

Total Long Term Investments (Cost $659,894,121)		967,141,845

FRE-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, December 31, 2004 (cont.)

	PRINCIPAL AMOUNT	VALUE
Repurchase Agreement (Cost $188,481,712) 16.3%
[d]Joint Repurchase Agreement, 1.915%, 1/03/05 (Maturity Value $188,511,791)	$188,481,712	$188,481,712

ABN AMRO Bank, N.V., New York Branch (Maturity Value $18,611,769)
Banc of America Securities LLC (Maturity Value $6,978,707)
Barclays Capital Inc. (Maturity Value $8,607,449)
Bear, Stearns & Co. Inc. (Maturity Value $14,656,792)
BNP Paribas Securities Corp. (Maturity Value $18,611,769)
Deutsche Bank Securities Inc. (Maturity Value $9,306,826)
Goldman, Sachs & Co. (Maturity Value $18,611,769)
Greenwich Capital Markets Inc. (Maturity Value $18,611,769)
Lehman Brothers Inc. (Maturity Value $18,679,634)
Merrill Lynch Government Securities Inc. (Maturity Value $18,611,769)
Morgan Stanley & Co. Inc. (Maturity Value $18,611,769)
UBS Securities LLC (Maturity Value $18,611,769)

Collateralized by U.S. Government Agency Securities, 0.00 - 7.125% 1/05/05 - 9/15/09;
[e]U.S. Treasury Bills, 3/24/05 - 3/31/05; U.S. Treasury Bonds, 9.375 - 12.00%, 5/15/05 - 2/15/06 and U.S. Treasury Notes, 1.50 - 7.00%, 2/28/05 - 6/15/09

Total Investments (Cost $848,375,833) 99.8%		1,155,623,557
Other Assets, less Liabilities .2%		2,474,541

Net Assets 100.0%		$1,158,098,098

Portfolio Abbreviation:

REIT - Real Estate Investment Trust

[a]	See Note 8 regarding holdings of 5% voting securities.
[b]	Non-income producing.
[c]	See Note 7 regarding restricted securities.
[d]	See Note 1(c) regarding joint repurchase agreement.
[e]	Security is traded on a discount basis with a zero coupon rate.

See notes to financial statements.

FRE-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$621,068,121
Cost - Non-controlled affiliated issuers (Note 7)	38,826,000
Cost - Repurchase agreements	188,481,712

Total cost of investments	848,375,833

Value - Unaffiliated issuers	922,488,660
Value - Non-controlled affiliated issuers (Note 7)	44,653,185
Value - Repurchase agreements	188,481,712

Total value of investments	1,155,623,557

Cash	5,702
Receivables:
Capital shares sold	684,734
Dividends	5,319,126

Total assets	1,161,633,119

Liabilities:
Payables:
Investment securities purchased	2,725,489
Capital shares redeemed	97,293
Affiliates	654,244
Other liabilities	57,995

Total liabilities	3,535,021

Net assets, at value	$1,158,098,098

Net assets consist of:
Undistributed net investment income	$27,198,442
Net unrealized appreciation (depreciation)	307,247,724
Accumulated net realized gain (loss)	71,118,929
Capital shares	752,533,003

Net assets, at value	$1,158,098,098

Class 1:
Net assets, at value	$152,450,931

Shares outstanding	4,937,746

Net asset value and offering price per share	$30.87

Class 2:
Net assets, at value	$1,005,647,167

Shares outstanding	32,987,841

Net asset value and offering price per share	$30.49

See notes to financial statements.

FRE-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment income:
Dividends:
Unaffiliated issuers	$28,103,658
Non-controlled affiliated issuers (Note 7)	512,026
Interest	1,005,378

Total investment income	29,621,062

Expenses:
Management fees (Note 3)	4,039,591
Distribution fees - Class 2 (Note 3)	1,768,198
Transfer agent fees	7,840
Custodian fees (Note 4)	18,959
Reports to shareholders	112,731
Professional fees	35,728
Trustees’ fees and expenses	4,972
Other	34,559

Total expenses	6,022,578
Expense reductions (Note 4)	(499)

Net expenses	6,022,079

Net investment income	23,598,983

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	75,215,156
Foreign currency transactions	(120,180)

Net realized gain (loss)	75,094,976
Net change in unrealized appreciation (depreciation) on investments	153,300,436

Net realized and unrealized gain (loss)	228,395,412

Net increase (decrease) in net assets resulting from operations	$251,994,395

See notes to financial statements.

FRE-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$23,598,983	$17,275,865
Net realized gain (loss) from investments and foreign currency transactions	75,094,976	821,285
Net change in unrealized appreciation (depreciation) on investments	153,300,436	132,680,180

Net increase (decrease) in net assets resulting from operations	251,994,395	150,777,330
Distributions to shareholders from:
Net investment income:
Class 1	(2,724,809)	(3,177,591)
Class 2	(12,878,960)	(8,704,406)
Net realized gains:
Class 1	(192,406)	—
Class 2	(972,343)	—

Total distributions to shareholders	(16,768,518)	(11,881,997)
Capital share transactions: (Note 2)
Class 1	(17,653,568)	(12,667,903)
Class 2	283,643,067	168,547,853

Total capital share transactions	265,989,499	155,879,950
Net increase (decrease) in net assets	501,215,376	294,775,283
Net assets:
Beginning of year	656,882,722	362,107,439

End of year	$1,158,098,098	$656,882,722

Undistributed net investment income included in net assets:
End of year	$27,198,442	$19,252,857

See notes to financial statements.

FRE-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Franklin Real Estate Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004, over 55% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale, are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FRE-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2004, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FRE-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	139,440	$3,663,084	108,708	$2,250,887
Shares issued in reinvestment of distributions	121,906	2,917,215	159,198	3,177,591
Shares redeemed	(946,492)	(24,233,867)	(904,315)	(18,096,381)

Net increase (decrease)	(685,146)	$(17,653,568)	(636,409)	$(12,667,903)

Class 2 Shares:
Shares sold	13,898,522	$362,200,904	8,352,474	$172,419,233
Shares issued in reinvestment of distributions	585,431	13,851,303	440,506	8,704,406
Shares redeemed	(3,590,120)	(92,409,140)	(635,445)	(12,575,786)

Net increase (decrease)	10,893,833	$283,643,067	8,157,535	$168,547,853

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

FRE-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets of the Fund, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net asset of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004, the Fund had deferred currency losses occurring subsequent to October 31, 2004 of $47,140. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from:
Ordinary income	$16,084,110	$11,881,997
Long term capital gain	684,408	—

	16,768,518	11,881,997

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign security transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign security transactions.

FRE-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)

5. INCOME TAXES (cont.)

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$848,579,962

Unrealized appreciation	$307,043,595
Unrealized depreciation	—

Net unrealized appreciation (depreciation)	$307,043,595

Undistributed ordinary income	$48,110,871
Undistributed long term capital gains	50,457,768

Distributable earnings	$98,568,639

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $471,461,106 and $309,171,254, respectively.

7. RESTRICTED SECURITIES

At December 31, 2004, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
1,084,000	Provident Senior Living Trust, 144A (1.40% of Net Assets)	8/3/04	$16,260,000	$16,260,000

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund at December 31, 2004 were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)
Digital Realty Trust, Inc	—	1,535,500	—	1,535,500	$20,683,185	$240,026	$—
GMH Communities Trust	—	1,700,000	—	1,700,000	23,970,000	272,000	—

Total Affiliated Securities (3.86% of Net Assets)					$44,653,185	$512,026	$—

FRE-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)

9. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

FRE-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)

9. REGULATORY MATTERS (cont.)

Settlements (cont.)

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

FRE-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Real Estate Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FRE-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Tax Designation (unaudited)

Under Section 852(b)(3)(c) of the Internal Revenue Code (Code), the Fund hereby designates $50,458,214 as a capital gain dividend for the fiscal year ended December 31, 2004.

Under Section 854(b)(2) of the Code, the Fund hereby designates 3.92% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.

FRE-24

FRANKLIN RISING DIVIDENDS SECURITIES FUND

This annual report for Franklin Rising Dividends Securities Fund covers the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	10-Year
Average Annual Total Return	+11.25%	+13.58%	+14.61%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/95–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Russell Midcap® Value Index and the Standard & Poor’s 500 Composite Index (S&P 500). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Rising Dividends Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FRD-1

Fund Goal and Main Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration. The Fund invests at least 65% of its assets in securities of companies that have increased dividends over the past 10 years.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the Russell Midcap Value Index, which returned 23.71% for the year under review.1 The Fund performed comparably to the 10.87% one-year return of the S&P 500.1 Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

During the year ended December 31, 2004, the domestic economy expanded solidly and broadly across most industries, sectors and regions as gross domestic product (GDP) rose an estimated 4.4%.2 However, surging energy and other commodity prices had a dampening effect. Although consumer confidence remained below pre-recession levels, consumer spending supported strong auto sales, increased durable goods consumption and a healthy housing market. Similarly, business spending rose substantially even as business confidence wavered. With improving balance sheets and stronger profit margins, many companies entered an upgrade cycle and invested in new technologies, driving equipment spending up 9.5% in the second half of 2004.2 The labor market firmed as employers hired 2.2 million workers in 2004, and unemployment dropped from 5.7% to 5.4% during the year.3 More than one-half of the jobs lost during the recession have been recovered; however, most new jobs were part-time or temporary. Given concerns over rising benefits costs and lingering uncertainties about economic recovery, many companies turned to temporary employment or opted for continued hiring freezes. At year-end, elevated household debt levels and the deepening federal budget and trade deficits were three top concerns for the economy as it headed into 2005.

The U.S. dollar weakened throughout 2004 and hit an all-time low against the euro and a multi-year low versus the yen. The widening trade and current account deficits and possibility for higher import

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Small and midsize company securities can increase the risk of greater price fluctuation. By having significant investments in particular sectors from time to time, the Fund may experience more volatility than a fund with a more broadly diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

FRD-2

prices contributed to inflationary pressures. The core inflation rate rose to 2.2% in 2004, or 3.3% including volatile food and energy costs. Aiming to keep inflation tame, the Federal Reserve Board (Fed) raised the federal funds target rate five times between June and December, from 1.00% to 2.25%, the highest level in more than three years. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability, noting in December that it perceived “the upside and downside risks to the attainment of both sustainable growth and price stability for the next few quarters to be roughly equal.”4

Despite a generally robust economy and improving corporate fundamentals, investors had to digest a wide range of information in 2004, including rising inflation, the dollar’s value, a contentious presidential election and ongoing concerns about terrorism, war and reconstruction in Iraq. Domestic equity markets rallied in early 2004 and then fluctuated; however, they were essentially flat through early November. Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong and investor sentiment improved late in the period despite the mixed signals. After the elections concluded, the markets enjoyed another strong rally through year-end. The blue chip stocks of the Dow Jones Industrial Average gained 5.31% for the year under review, while the broader S&P 500 rose 10.87% and the technology-heavy NASDAQ Composite Index increased 9.15%.5

Investment Strategy

We are a research driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that meet our screening criteria: consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

4. Source: Federal Reserve. Press Release, 12/14/04.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FRD-3

Manager’s Discussion

Significant positive contributors to the Fund’s return during the year ended December 31, 2004, were Nucor, National Commerce Financial and West Pharmaceutical Services. Strong customer demand for steel enabled Nucor to raise its selling prices and thus improve its profitability during the period. Nucor has 31 consecutive years of dividend increases. SunTrust Banks acquired National Commerce Financial, a southeastern regional bank. The Fund retained shares of SunTrust that it received in exchange for National Commerce. National Commerce had 29 consecutive years of dividend increases while SunTrust has increased its dividend for 18 years in a row. West Pharmaceutical Services, a market leader in closure systems and syringe components for use with injectable drugs, agreed to sell a substantial majority interest in its money-losing drug-delivery business. West has increased its dividend 12 years in a row.

Three stocks that declined during the period were Family Dollar Stores, Superior Industries International and Pfizer. Family Dollar had disappointing sales and earnings results over the last several quarters, partly due to its inability to meet its plan for new store openings. Nevertheless, the company increased its dividend for the 28th year in a row. Operational problems as well as increased selling price pressure caused Superior to lower its earnings expectations for 2004. Superior has what we feel is a strong balance sheet and it has increased its dividend for 21 successive years. Pfizer’s market price, as well as those of other large pharmaceutical companies, had been under pressure for a variety of reasons including approaching patent expirations, generic competition, drug reimportation, and most recently, increased product safety concerns. Strong cash flow, however, enabled Pfizer to raise its dividend in each of the last 38 years.

New positions we added to the portfolio during the 12 months under review were United Technologies and Freddie Mac. United Technologies provides high-technology products and support services to customers in the aerospace and building industries worldwide. Freddie Mac is a stockholder-owned, but government sponsored, entity created to support the home mortgage finance system. Freddie Mac has increased its dividend for 14 years in a row.

The Fund eliminated several positions during the reporting period. We sold Universal, which had a long-term dividend growth rate below our guidelines, following strong appreciation during the period. The Fund

FRD-4

also liquidated Limited Brands, which did not have the history of consistent annual dividends that we prefer. We divested our Royal Dutch Petroleum holding after the company announced that it had previously overstated its oil reserves. We also sold Fresh Brands because the company cut its dividend as a result of operating problems. Lastly, we sold our remaining position in Altria Group as investors perceived less litigation risk for the company, and its stock price rose.

Our 10 largest positions on December 31, 2004, represented 36.7% of the Fund’s total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 25 years in a row and by 246% in the past 10 years. Their most recent year-over-year dividend increases averaged 11% with a yield of 1.8% on December 31, 2004, and a dividend payout ratio of 29%, based on estimates of calendar year 2004 operating earnings. The average price/earnings ratio was 16.8 times 2004 estimates versus 18.4 for that of the unmanaged S&P 500 on the same date.5

Thank you for your participation in Franklin Rising Dividends Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Rising Dividends Securities Fund

12/31/04

Company Sector/Industry	% of Total Net Assets

Family Dollar Stores Inc.	4.2%
Retail Trade

General Electric Co.	4.0%
Producer Manufacturing

American International Group Inc.	4.0%
Finance

Pfizer Inc.	3.9%
Health Technology

Hillenbrand Industries Inc.	3.8%
Health Technology

Carlisle Cos. Inc.	3.8%
Producer Manufacturing

Praxair Inc.	3.5%
Process Industries

Fannie Mae	3.3%
Finance

Old Republic International Corp.	3.1%
Finance

State Street Corp.	3.1%
Finance

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRD-5

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Rising Dividends Securities Fund – Class 1

FRD-6

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,062.90	$3.53
Hypothetical (5% return before expenses)	$1,000	$1,021.72	$3.46

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.68%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.28	$13.57	$14.19	$13.23	$13.61

Income from investment operations:
Net investment income[a]	.26	.19	.16	.18	.20
Net realized and unrealized gains (losses)	1.55	3.10	(.30)	1.60	2.18

Total from investment operations	1.81	3.29	(.14)	1.78	2.38

Less distributions from:
Net investment income	(.12)	(.14)	(.19)	(.01)	(.50)
Net realized gains	(.22)	(.44)	(.29)	(.81)	(2.26)

Total distributions	(.34)	(.58)	(.48)	(.82)	(2.76)

Net asset value, end of year	$17.75	$16.28	$13.57	$14.19	$13.23

Total return[b]	11.25%	24.88%	(1.32)%	13.90%	21.05%
Ratios/supplemental data
Net assets, end of year (000’s)	$326,883	$326,663	$292,881	$347,336	$363,485
Ratios to average net assets:
Expenses	.69%	.76%	.78%	.76%	.78%
Net investment income	1.56%	1.39%	1.11%	1.36%	1.66%
Portfolio turnover rate	2.78%	9.54%	14.06%	11.78%	12.26%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRD-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.09	$13.44	$14.09	$13.18	$13.56

Income from investment operations:
Net investment income[a]	.22	.17	.13	.15	.17
Net realized and unrealized gains (losses)	1.53	3.05	(.31)	1.58	2.17

Total from investment operations	1.75	3.22	(.18)	1.73	2.34

Less distributions from:
Net investment income	(.11)	(.13)	(.18)	(.01)	(.46)
Net realized gains	(.22)	(.44)	(.29)	(.81)	(2.26)

Total distributions	(.33)	(.57)	(.47)	(.82)	(2.72)

Net asset value, end of year	$17.51	$16.09	$13.44	$14.09	$13.18

Total return[b]	11.00%	24.59%	(1.58)%	13.57%	20.71%
Ratios/supplemental data
Net assets, end of year (000’s)	$997,800	$343,675	$63,879	$11,831	$1,041
Ratios to average net assets:
Expenses	.94%	1.01%	1.03%	1.01%	1.03%
Net investment income	1.31%	1.14%	.86%	1.13%	1.44%
Portfolio turnover rate	2.78%	9.54%	14.06%	11.78%	12.26%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Statement of Investments, December 31, 2004

	SHARES	VALUE
Common Stocks 89.1%
Commercial Services .4%
ABM Industries Inc.	274,500	$5,413,140

Consumer Durables 3.1%
Leggett & Platt Inc.	1,162,700	33,055,561
Russ Berrie & Co. Inc.	362,400	8,277,216

		41,332,777

Consumer Non-Durables 5.8%
Alberto-Culver Co.	610,450	29,649,556
Lancaster Colony Corp.	117,800	5,050,086
Procter & Gamble Co.	691,400	38,082,312
Superior Uniform Group Inc.	237,100	3,544,645

		76,326,599

Electronic Technology 1.6%
Cohu Inc.	106,800	1,982,208
Diebold Inc.	340,200	18,959,346

		20,941,554

Finance 31.2%
AFLAC Inc.	869,600	34,644,864
American International Group Inc.	797,055	52,342,602
Arthur J. Gallagher & Co.	573,000	18,622,500
Erie Indemnity Co., A	276,800	14,551,376
Fannie Mae	607,500	43,260,075
Freddie Mac	285,200	21,019,240
Mercantile Bankshares Corp.	220,525	11,511,405
Mercury General Corp.	154,200	9,239,664
Old Republic International Corp.	1,621,150	41,015,095
Peoples Bancorp Inc.	159,979	4,388,224
RLI Corp.	252,512	10,496,924
State Street Corp.	831,400	40,838,368
SunTrust Banks Inc.	442,104	32,662,643
TrustCo Bank Corp. NY	328,588	4,531,228
U.S. Bancorp	1,199,749	37,576,139
Washington Mutual Inc.	760,200	32,141,256
Wilmington Trust Corp.	112,800	4,077,720

		412,919,323

Health Technology 11.7%
Becton Dickinson & Co.	430,200	24,435,360
Hillenbrand Industries Inc.	914,300	50,780,222
Pfizer Inc.	1,908,300	51,314,187
West Pharmaceutical Services Inc.	1,125,600	28,173,768

		154,703,537

Non-Energy Minerals 2.6%
Nucor Corp.	669,600	35,046,864

Process Industries 5.7%
Bemis Co. Inc.	512,200	14,899,898
Donaldson Co. Inc.	289,800	9,441,684

FRD-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Process Industries (cont.)
Myers Industries Inc.	454,901	$5,822,733
Praxair Inc.	1,039,600	45,898,340

		76,062,655

Producer Manufacturing 20.7%
Baldor Electric Co.	59,233	1,630,685
Brady Corp., A	157,400	9,848,518
Carlisle Cos. Inc.	776,700	50,423,364
CIRCOR International Inc.	60,200	1,394,232
Dover Corp.	573,700	24,060,978
General Electric Co.	1,439,600	52,545,400
Graco Inc.	351,112	13,114,033
Kaydon Corp.	109,600	3,618,992
Roper Industries Inc.	663,600	40,326,972
Superior Industries International Inc.	509,400	14,798,070
Teleflex Inc.	502,800	26,115,432
United Technologies Corp.	355,400	36,730,590

		274,607,266

Retail Trade 4.2%
Family Dollar Stores Inc.	1,776,100	55,467,603

Technology Services 2.1%
Reynolds & Reynolds Co., A	1,054,700	27,960,097

Total Common Stocks (Cost $908,959,911)		1,180,781,415

Short Term Investment (Cost $141,299,425) 10.7%
Money Fund
[a]Franklin Institutional Fiduciary Trust Money Market Portfolio	141,299,425	141,299,425

Total Investments (Cost $1,050,259,336) 99.8%		1,322,080,840
Other Assets, less Liabilities .2%		2,601,985

Net Assets 100.0%		$1,324,682,825

[a]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$908,959,911
Cost - Sweep Money Fund (Note 7)	141,299,425

Total cost of investments	1,050,259,336

Value - Unaffiliated issuers	1,180,781,415
Value - Sweep Money Fund (Note 7)	141,299,425

Total value of investments	1,322,080,840

Cash	28,572
Receivables:
Investment securities sold	384,464
Capital shares sold	2,804,075
Dividends	1,737,642

Total assets	1,327,035,593

Liabilities:
Payables:
Investment securities purchased	912,675
Capital shares redeemed	483,608
Affiliates	866,653
Other liabilities	89,832

Total liabilities	2,352,768

Net assets, at value	$1,324,682,825

Net assets consist of:
Undistributed net investment income	$12,882,816
Net unrealized appreciation (depreciation)	271,821,504
Accumulated net realized gain (loss)	8,817,100
Capital shares	1,031,161,405

Net assets, at value	$1,324,682,825

Class 1:
Net assets, at value	$326,883,228

Shares outstanding	18,415,204

Net asset value and offering price per share	$17.75

Class 2:
Net assets, at value	$997,799,597

Shares outstanding	56,990,982

Net asset value and offering price per share	$17.51

See notes to financial statements.

FRD-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment income:
Dividends:
Unaffiliated issuers	$20,827,407
Sweep Money Fund (Note 7)	733,691

Total investment income	21,561,098

Expenses:
Management fees (Note 3)	6,316,757
Distribution fees - Class 2 (Note 3)	1,593,963
Transfer agent fees	10,317
Custodian fees (Note 4)	19,705
Reports to shareholders	163,852
Professional fees	37,568
Trustees’ fees and expenses	5,450
Other	41,348

Total expenses	8,188,960
Expense reductions (Note 4)	(133)

Net expenses	8,188,827

Net investment income	13,372,271

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	9,288,374
Net change in unrealized appreciation (depreciation) on investments	91,427,021

Net realized and unrealized gain (loss)	100,715,395

Net increase (decrease) in net assets resulting from operations	$114,087,666

See notes to financial statements.

FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$13,372,271	$5,815,600
Net realized gain (loss) from investments	9,288,374	12,013,697
Net change in unrealized appreciation (depreciation) on investments	91,427,021	89,189,068

Net increase (decrease) in net assets resulting from operations	114,087,666	107,018,365
Distributions to shareholders from:
Net investment income:
Class 1	(2,310,932)	(2,869,400)
Class 2	(3,992,759)	(1,134,822)
Net realized gains:
Class 1	(4,151,975)	(8,730,599)
Class 2	(7,861,547)	(3,701,357)

Total distributions to shareholders	(18,317,213)	(16,436,178)
Capital share transactions: (Note 2)
Class 1	(27,430,346)	(20,625,618)
Class 2	586,005,320	243,621,232

Total capital share transactions	558,574,974	222,995,614
Net increase (decrease) in net assets	654,345,427	313,577,801
Net assets:
Beginning of year	670,337,398	356,759,597

End of year	$1,324,682,825	$670,337,398

Undistributed net investment income included in net assets:
End of year	$12,882,816	$5,814,236

See notes to financial statements.

FRD-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Franklin Rising Dividends Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004, over 51% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is long-term capital appreciation.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale, are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	912,042	$15,156,388	574,822	$8,584,713
Shares issued in reinvestment of distributions	392,167	6,462,907	820,948	11,599,999
Shares redeemed	(2,956,896)	(49,049,641)	(2,908,584)	(40,810,330)

Net increase (decrease)	(1,652,687)	$(27,430,346)	(1,512,814)	$(20,625,618)

Class 2 Shares:
Shares sold	35,974,710	$591,488,279	16,604,956	$243,911,817
Shares issued in reinvestment of distributions	728,151	11,854,306	345,935	4,836,178
Shares redeemed	(1,073,616)	(17,337,265)	(340,952)	(5,126,763)

Net increase (decrease)	35,629,245	$586,005,320	16,609,939	$243,621,232

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisory Services LLC (Advisory Services)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.750%	First $500 million
.625%	Over $500 million, up to and including $1 billion
.500%	Over $1 billion

FRD-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the average daily net assets of the Fund, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from:
Ordinary income	$6,303,691	$4,040,358
Long term capital gain	12,013,522	12,395,820

	$18,317,213	$16,436,178

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,050,727,380

Unrealized appreciation	$285,132,769
Unrealized depreciation	(13,779,309)

Net unrealized appreciation (depreciation)	$271,353,460

Undistributed ordinary income	$12,882,828
Undistributed long term capital gains	9,285,132

Distributable earnings	$22,167,960

FRD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $479,618,797 and $24,939,822, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

FRD-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (continued)

8. REGULATORY MATTERS (cont.)

Settlements (cont.)

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

FRD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (continued)

8. REGULATORY MATTERS (cont.)

Other Legal Proceedings (cont.)

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

FRD-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Rising Dividends Securities Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FRD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Tax Designation (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby designates $9,288,362 as a capital gain dividend for the fiscal year ended December 31, 2004.

Under Section 854(b)(2) of the Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.

FRD-22

DECEMBER 31, 2004

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

ANNUAL

REPORT

SEE INSIDE FOR IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND NAME OF ONE FUND.

FRANKLIN® TEMPLETON®

INVESTMENTS

Franklin • Templeton • Mutual Series

FRANKLIN SMALL CAP FUND

We are pleased to bring you Franklin Small Cap Fund’s annual report for the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	Since Inception (11/1/95)
Average Annual Total Return	+11.70%	-4.43%	+10.08%

Total Return Index Comparison for Hypothetical $10,000 Investment (11/1/95–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Composite Index (S&P 500) and the Russell® 2500 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FSC-1

Fund Goal and Main Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests predominantly in investments of U.S. small-capitalization companies with market capitalization values not exceeding: (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000® Index; whichever is greater, at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund had mixed results compared with its benchmarks, outperforming the S&P 500’s 10.87% total return while underperforming the Russell 2500 Growth Index’s 14.59% total return for the same period.2

Economic and Market Overview

During the year ended December 31, 2004, the domestic economy expanded solidly and broadly across most industries, sectors and regions as gross domestic product (GDP) rose an estimated 4.4%.3 However, surging energy and other commodity prices had a dampening effect. Although consumer confidence remained below pre-recession levels, consumer spending supported strong auto sales, increased durable goods consumption and a healthy housing market. Similarly, business spending rose substantially even as business confidence wavered. With improving balance sheets and stronger profit margins, many companies entered an upgrade cycle and invested in new technologies, driving equipment spending up 9.5% in the second half of 2004.3 The labor market firmed as employers hired 2.2 million workers in 2004, and unemployment dropped from 5.7% to 5.4% during the year.4 More than one-half of the jobs lost during the recession have been recovered; however, most new jobs were part-time or temporary. Given concerns over rising benefits costs and lingering uncertainties about economic recovery, many companies turned to temporary employment or opted for continued hiring freezes. At year-end, elevated household debt levels and the deepening federal budget and trade deficits were three top concerns for the economy as it headed into 2005.

The U.S. dollar weakened throughout 2004 and hit an all-time low against the euro and a multi-year low versus the yen. The widening trade and current account deficits and possibility for higher import

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Economic Analysis.

4. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and the prospects for growth are less certain than those of larger, more established companies. The Fund’s significant exposure to the technology sector, which has been among the most volatile market sectors, may result in the Fund’s experiencing greater volatility than a fund with a more broadly diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

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prices contributed to inflationary pressures. The core inflation rate rose to 2.2% in 2004, or 3.3% including volatile food and energy costs. Aiming to keep inflation tame, the Federal Reserve Board (Fed) raised the federal funds target rate five times between June and December, from 1.00% to 2.25%, the highest level in more than three years. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability, noting in December that it perceived “the upside and downside risks to the attainment of both sustainable growth and price stability for the next few quarters to be roughly equal.”5

Despite a generally robust economy and improving corporate fundamentals, investors had to digest a wide range of information in 2004, including rising inflation, the dollar’s value, a contentious presidential election and ongoing concerns about terrorism, war and reconstruction in Iraq. Domestic equity markets rallied in early 2004 and then fluctuated; however, they were essentially flat through early November. Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong and investor sentiment improved late in the period despite the mixed signals. After the elections concluded, the markets enjoyed another strong rally through year-end. The blue chip stocks of the Dow Jones Industrial Average gained 5.31% for the year under review, while the broader S&P 500 rose 10.87% and the technology-heavy NASDAQ Composite Index increased 9.15%.6

Investment Strategy

We are research driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that we believe are positioned for rapid growth in revenues, earnings or assets. We rely on a team of analysts to provide in-depth industry expertise, and we use qualitative and quantitative analyses to evaluate companies for distinct and sustainable competitive advantages. Advantages, such as a particular marketing or product niche, proven technology and industry leadership, are all factors we believe point to strong long-term growth potential.

5. Source: Federal Reserve. Press Release, 12/14/04.

6. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

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Manager’s Discussion

The Fund’s performance benefited most from an overweighted position in process industries compared with the benchmark Russell 2500 Growth Index. Our individual stock selection within the sector also provided strong results, particularly our investments in the chemical and agricultural commodities industries. Stock selection within the consumer services sector was our best contributor to total returns in 2004, especially Station Casinos, Argosy Gaming and Four Seasons Hotels. Stock selection and an overweighted position in health services stocks contributed significantly to the Fund’s results. Within the health services sector, our investments in managed care companies fared particularly well.

Despite the Fund’s solid returns in 2004, some sectors, industries and individual securities constrained our results. For example, our stock selection within the health technology sector, specifically among biotechnology and medical specialties industry stocks, detracted from the Fund’s relative performance. Stock selection in retail trade, namely retailers Hot Topic and Cost Plus, also negatively impacted the Fund. Additionally, our stock selection in commercial services, and in particular our holdings in advertising/marketing and personnel services companies, hampered the Fund.

Thank you for your participation in Franklin Small Cap Fund. We look forward to serving your future investment needs.

Effective May 1, 2005, Franklin Small Cap Fund’s name will change to “Franklin Small-Mid Cap Growth Securities Fund” and its main investment strategy will change to, under normal market conditions, investing at least 80% of its total net assets in investments of small and mid-capitalization companies.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small Cap Fund 12/31/04

Company Sector/Industry	% of Total Net Assets

Cabot Corp.	1.9%
Process Industries

Mettler-Toledo International Inc. (Switzerland)	1.9%
Producer Manufacturing

Flowserve Corp.	1.9%
Producer Manufacturing

Hyperion Solutions Corp.	1.9%
Technology Services

Varian Inc.	1.5%
Electronic Technology

Tektronix Inc.	1.5%
Electronic Technology

Nova Chemicals Corp. (Canada)	1.5%
Process Industries

Varian Semiconductor Equipment Associates Inc.	1.5%
Electronic Technology

Semtech Corp.	1.5%
Electronic Technology

Avocent Corp.	1.4%
Electronic Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows the Fund level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Small Cap Fund Class 1

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In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,048.00	$3.76
Hypothetical (5% return before expenses)	$1,000	$1,021.47	$3.71

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.73%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Important Notice Regarding Change in Investment Policy and Name

SUPPLEMENT

dated December 28, 2004

to the prospectus of

FRANKLIN SMALL CAP FUND (THE FUND)

(Franklin Templeton Variable Insurance Products Trust)

dated May 1, 2004, as supplemented August 15, 2004 and October 4, 2004

Effective May 1, 2005, the Fund’s main investment strategies will change, and its name will change to “Franklin Small-Mid Cap Growth Securities Fund.” This will provide the Fund’s manager with more flexibility in managing its portfolio. These changes have been approved by the Board of Trustees of the Fund.

Effective May 1, 2005, the prospectus of the Fund is amended as follows:

I.	All references to “Franklin Small Cap Fund” are changed to “Franklin Small-Mid Cap Growth Securities Fund.”

II.	On page FSC-1, the paragraphs below replace the first and second paragraphs under the heading “MAIN INVESTMENTS”:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization (small cap) companies and mid capitalization (mid cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy.

For this Fund mid cap companies are companies with market capitalizations not exceeding $8.5 billion at the time of purchase. For this Fund small cap companies are companies with market capitalizations not exceeding: (i) $1.5 billion; or (ii) the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. The Russell 2000 Index consists of 2,000 small companies that have publicly traded securities, and its largest company had a market capitalization of $2.9 billion as of October 31, 2004. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. In most instances, the manager intends to continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market capitalization exceeds the small or mid cap measures described above. The Fund may invest significantly in the technology sector (including electronic technology, technology services, and health technology).

III.	On page FSC-1, the box at the bottom of the page is revised to read as follows:

The Fund invests predominantly in small-cap and mid-cap companies.

Please keep this supplement for future reference.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.60	$12.79	$17.97	$21.25	$26.87

Income from investment operations:
Net investment income (loss)[a]	(.06)	(.03)	(.02)	.09	.11
Net realized and unrealized gains (losses)	2.12	4.84	(5.09)	(3.28)	(3.81)

Total from investment operations	2.06	4.81	(5.11)	(3.19)	(3.70)

Less distributions from:
Net investment income	—	—	(.07)	(.09)	—
Net realized gains	—	—	—	—	(1.92)

Total distributions	—	—	(.07)	(.09)	(1.92)

Net asset value, end of year	$19.66	$17.60	$12.79	$17.97	$21.25

Total return[b]	11.70%	37.61%	(28.52)%	(15.02)%	(14.60)%
Ratios/supplemental data
Net assets, end of year (000’s)	$184,513	$197,551	$164,350	$266,694	$387,474
Ratios to average net assets:
Expenses	.74%	.76%	.79%	.76%	.75%
Net investment income (loss)	(.33)%	(.24)%	(.16)%	.50%	.42%
Portfolio turnover rate	32.55%	45.00%	29.59%	37.94%	19.49%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.43	$12.70	$17.85	$21.14	$26.80

Income from investment operations:
Net investment income (loss)[a]	(.10)	(.07)	(.06)	.03	.12
Net realized and unrealized gains (losses)	2.10	4.80	(5.05)	(3.25)	(3.86)

Total from investment operations	2.00	4.73	(5.11)	(3.22)	(3.74)

Less distributions from:
Net investment income	—	—	(.04)	(.07)	—
Net realized gains	—	—	—	—	(1.92)

Total distributions	—	—	(.04)	(.07)	(1.92)

Net asset value, end of year	$19.43	$17.43	$12.70	$17.85	$21.14

Total return[b]	11.47%	37.24%	(28.68)%	(15.25)%	(14.76)%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,142,048	$909,946	$415,952	$401,663	$301,420
Ratios to average net assets:
Expenses	.99%	1.01%	1.04%	1.01%	1.00%
Net investment income (loss)	(.58)%	(.49)%	(.41)%	.19%	.49%
Portfolio turnover rate	32.55%	45.00%	29.59%	37.94%	19.49%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2004

	SHARES	VALUE
Common Stocks 94.0%
Commercial Services 4.0%
[a]Aquantive Inc.	258,200	$2,308,308
Brinks Co.	250,200	9,887,904
CDI Corp.	277,500	5,932,950
Corporate Executive Board Co.	233,600	15,637,184
[a]Learning Tree International Inc.	52,000	696,800
[a]LECG Corp.	93,100	1,736,315
[a]Maximus Inc.	298,700	9,295,544
National Financial Partners Corp.	190,200	7,379,760
[a]ValueClick Inc.	3,200	42,656

		52,917,421

Communications 1.2%
[a]NII Holdings Inc., B	341,600	16,208,920

Consumer Durables 1.6%
Briggs & Stratton Corp.	209,900	8,727,642
Polaris Industries Inc.	69,500	4,727,390
Winnebago Industries Inc.	209,300	8,175,258

		21,630,290

Consumer Non-Durables .6%
[a]NBTY Inc.	139,000	3,337,390
Nu Skin Enterprises Inc., A	183,400	4,654,692

		7,992,082

Consumer Services 3.8%
[a]Cumulus Media Inc., A	4,807	72,490
[a]Entravision Communications Corp.	798,000	6,663,300
Four Seasons Hotels Inc. (Canada)	93,900	7,680,081
Jackson Hewitt Tax Service Inc.	411,800	10,397,950
[a]Radio One Inc.	39,500	635,950
[a]Radio One Inc., D	565,900	9,122,308
[a]Scholastic Corp.	128,400	4,745,664
Station Casinos Inc.	200,900	10,985,212

		50,302,955

Distribution Services .4%
[a]Andrx Group	102,600	2,239,758
[a]Performance Food Group Co.	85,900	2,311,569

		4,551,327

Electronic Technology 18.8%
[a]Actel Corp.	591,000	10,366,140
[a]Avocent Corp.	473,500	19,186,220
[a]Coherent Inc.	358,400	10,909,696
[a]Electro Scientific Industries Inc.	811,033	16,026,012
[a]Exar Corp.	733,800	10,412,622
[a]F5 Networks Inc.	298,200	14,528,304
[a]FLIR Systems Inc.	283,800	18,103,602
[a]Integrated Circuit Systems Inc.	584,500	12,227,740
[a]Lasercard Corp.	212,100	2,224,929
[a]Logitech International SA, ADR (Switzerland)	156,000	9,477,000

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2004 (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Electronic Technology (cont.)
MTS Systems Corp.	157,200	$5,314,932
National Instruments Corp.	557,700	15,197,325
[a]Semtech Corp.	897,600	19,630,512
[a]Silicon Laboratories Inc.	216,800	7,655,208
Tektronix Inc.	667,100	20,153,091
[a]Trimble Navigation Ltd.	495,650	16,376,276
[a]Varian Inc.	493,800	20,250,738
[a]Varian Semiconductor Equipment Associates Inc.	538,700	19,851,095
[a]Vitesse Semiconductor Corp.	362,200	1,278,566

		249,170,008

Energy Minerals 2.0%
Chesapeake Energy Corp.	358,000	5,907,000
[a]Denbury Resources Inc.	341,600	9,376,920
[a]Spinnaker Exploration Co.	308,600	10,822,602

		26,106,522

Finance 5.4%
East West Bancorp Inc.	243,500	10,217,260
Federal Agriculture Mortgage Corp., C	72,800	1,696,240
[a]Financial Federal Corp.	209,100	8,196,720
[a]Franklin Bank Corp.	25,400	463,550
Greater Bay Bancorp	219,300	6,114,084
[a]NCO Group Inc.	557,800	14,419,130
Radian Group Inc.	93,376	4,971,338
[a]Silicon Valley Bancshares	173,600	7,780,752
UCBH Holdings Inc.	137,600	6,304,832
Umpqua Holdings Corp.	240,700	6,068,047
Waddell & Reed Financial Inc., A	238,900	5,707,321

		71,939,274

Health Services 6.2%
[a]Apria Healthcare Group Inc.	209,000	6,886,550
[a]Centene Corp.	139,700	3,960,495
[a]Coventry Health Care Inc.	200,200	10,626,616
[a]Molina Healthcare Inc.	241,600	11,205,408
[a]Pharmaceutical Product Development Inc.	438,200	18,093,278
Select Medical Corp.	564,300	9,931,680
[a]Sierra Health Services Inc.	343,600	18,935,796
[a]Symbion Inc.	105,500	2,329,440

		81,969,263

Health Technology 8.0%
[a]Adolor Corp.	840,000	8,332,800
[a]Alkermes Inc.	120,600	1,699,254
[a]American Medical Systems Holdings Ltd.	122,700	5,130,087
[a]Angiotech Pharmaceuticals Inc. (Canada)	411,000	7,582,950
[a]Conceptus Inc.	320,000	2,596,800
[a]Digene Corp.	229,500	6,001,425
[a]First Horizon Pharmaceutical Corp.	383,300	8,773,737
[a]Impax Laboratories Inc.	520,600	8,267,128
[a]InterMune Inc.	391,500	5,191,290
[a]Kosan Biosciences Inc.	547,500	3,794,175

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2004 (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Health Technology (cont.)
[a]Lumenis Ltd. (Israel)	71	$138
[a]Medicines Co.	270,500	7,790,400
[a]NPS Pharmaceuticals Inc.	135,200	2,471,456
[a]Pharmion Corp.	141,900	5,989,599
[a]Steris Corp.	525,300	12,460,116
[a]Taro Pharmaceutical Industries Ltd.	189,500	6,448,685
[a]Thoratec Corp.	328,000	3,417,760
[a]Varian Medical Systems Inc.	241,500	10,442,460

		106,390,260

Industrial Services 3.8%
[a]Oil States International Inc.	800,200	15,435,858
[a]Pride International Inc.	291,200	5,981,248
[a]Rowan Cos. Inc.	242,600	6,283,340
[a]Superior Energy Services Inc.	755,100	11,636,091
[a]Varco International Inc.	79,700	2,323,255
[a]Waste Connections Inc.	236,100	8,086,425

		49,746,217

Non-Energy Minerals .2%
[a]Meridian Gold Inc.	156,700	2,972,599

Process Industries 8.7%
Bunge Ltd.	255,900	14,588,859
Cabot Corp.	648,400	25,080,112
[a]FMC Corp.	390,700	18,870,810
[a]Graftech International Ltd.	893,900	8,456,294
Minerals Technologies Inc.	215,000	14,340,500
Nova Chemicals Corp. (Canada)	422,300	19,974,790
Valspar Corp.	120,100	6,006,201
Westlake Chemical Corp.	233,100	7,785,540

		115,103,106

Producer Manufacturing 9.1%
[a]Flowserve Corp.	901,900	24,838,326
Gentex Corp.	273,200	10,113,864
Gibraltar Industries Inc.	283,400	6,693,908
Kennametal Inc.	370,800	18,454,716
The Manitowoc Co. Inc.	195,600	7,364,340
[a]Mettler-Toledo International Inc. (Switzerland)	487,200	24,998,232
Oshkosh Truck Corp.	246,300	16,841,994
Superior Industries International Inc.	286,800	8,331,540
[a]Wilson Greatbatch Technologies Inc.	161,900	3,629,798

		121,266,718

Real Estate 1.6%
Glenborough Realty Trust Inc.	59,400	1,264,032
[a]MeriStar Hospitality Corp.	1,726,184	14,413,636
SL Green Realty Corp.	95,900	5,806,745

		21,484,413

Real Estate Development .7%
[a]Jones Lang LaSalle Inc.	249,800	9,345,018

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2004 (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Retail Trade 3.7%
[a]Cost Plus Inc.	249,900	$8,029,287
Fred’s Inc.	572,400	9,959,760
[a]Gymboree Corp.	292,500	3,749,850
[a]Hot Topic Inc.	490,750	8,435,993
[a]J. Jill Group Inc.	344,000	5,122,160
[a]Tuesday Morning Corp.	429,400	13,152,522

		48,449,572

Technology Services 10.8%
[a]Affiliated Computer Services Inc., A	198,200	11,929,658
[a]Ask Jeeves Inc.	476,200	12,738,350
[a]Aspen Technology Inc.	261,100	1,621,431
[a]BearingPoint Inc.	1,127,800	9,056,234
[a]Borland Software Corp.	651,000	7,603,680
[a]Entrust Inc.	901,100	3,415,169
[a]FileNET Corp.	583,500	15,030,960
Global Payments Inc.	222,700	13,036,858
[a]Hyperion Solutions Corp.	530,800	24,745,896
[a]InfoSpace Inc.	219,300	10,427,715
[a]NetIQ Corp.	507,800	6,200,238
[a]Quest Software Inc.	512,500	8,174,375
[a]RSA Security Inc.	433,300	8,691,998
[a]Verity Inc.	814,300	10,683,616

		143,356,178

Transportation 3.4%
C.H. Robinson Worldwide Inc.	234,600	13,024,992
Expeditors International of Washington Inc.	133,500	7,459,980
[a]Forward Air Corp.	212,200	9,485,340
[a]Landstar System Inc.	133,600	9,838,304
Overnite Corp.	139,200	5,183,807

		44,992,423

Total Common Stocks (Cost $955,244,596)		1,245,894,566

Short Term Investment (Cost $78,683,675) 5.9%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	78,683,675	78,683,675

Total Investments (Cost $1,033,928,271) 99.9%		1,324,578,241
Other Assets, less Liabilities .1%		1,981,888

Net Assets 100.0%		$1,326,560,129

Portfolio Abbreviation

ADR - American Depository Receipt

[a]	Non-income producing.
[b]	See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$955,244,596
Cost - Sweep Money Fund (Note 7)	78,683,675

Total cost of investments	1,033,928,271

Value - Unaffiliated issuers	1,245,894,566
Value - Sweep Money Fund (Note 7)	78,683,675

Total value of investments	1,324,578,241

Cash	29,865
Receivables:
Investment securities sold	4,941,180
Capital shares sold	1,322,154
Dividends	321,165
Other assets	34,534

Total assets	1,331,227,139

Liabilities:
Payables:
Investment securities purchased	3,309,617
Capital shares redeemed	261,336
Affiliates	1,004,920
Other liabilities	91,137

Total liabilities	4,667,010

Net assets, at value	$1,326,560,129

Net assets consist of:
Net unrealized appreciation (depreciation)	$290,649,970
Accumulated net realized gain (loss)	(97,069,748)
Capital shares	1,132,979,907

Net assets, at value	$1,326,560,129

Class 1:
Net assets, at value	$184,512,594

Shares outstanding	9,383,198

Net asset value and offering price per share	$19.66

Class 2:
Net assets, at value	$1,142,047,535

Shares outstanding	58,784,189

Net asset value and offering price per share	$19.43

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment Income:
Dividends:
Unaffiliated issuers	$3,763,745
Sweep Money Fund (Note 7)	1,098,041

Total investment income	4,861,786

Expenses:
Management fees (Note 3)	5,363,654
Administrative fees (Note 3)	2,953,149
Distribution fees - Class 2 (Note 3)	2,490,311
Transfer agent fees	23,825
Custodian fees (Note 4)	24,109
Reports to shareholders	271,839
Professional fees	63,244
Trustees’ fees and expenses	7,340
Other	52,746

Total expenses	11,250,217
Expense reductions (Note 4)	(516)

Net expenses	11,249,701

Net investment income (loss)	(6,387,915)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	48,595,207
Foreign currency transactions	471

Net realized gain (loss)	48,595,678
Net change in unrealized appreciation (depreciation) on investments	90,306,666

Net realized and unrealized gain (loss)	138,902,344

Net increase (decrease) in net assets resulting from operations	$132,514,429

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(6,387,915)	$(3,414,732)
Net realized gain (loss) from investments and foreign currency transactions	48,595,678	(18,542,039)
Net change in unrealized appreciation (depreciation) on investments	90,306,666	280,516,980

Net increase (decrease) in net assets resulting from operations	132,514,429	258,560,209
Capital share transactions: (Note 2)
Class 1	(33,128,594)	(22,075,723)
Class 2	119,677,068	290,711,064

Total capital share transactions	86,548,474	268,635,341
Net increase (decrease) in net assets	219,062,903	527,195,550
Net assets (there is no undistributed net investment income at beginning or end of year):
Beginning of year	1,107,497,226	580,301,676

End of year	$1,326,560,129	$1,107,497,226

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin Small Cap Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	348,616	$6,338,379	763,219	$11,952,567
Shares issued on merger (Note 8)	236,316	4,196,977	131,849	1,739,071
Shares redeemed	(2,428,515)	(43,663,950)	(2,513,508)	(35,767,361)

Net increase (decrease)	(1,843,583)	$(33,128,594)	(1,618,440)	$(22,075,723)

Class 2 Shares:
Shares sold	15,698,216	$281,993,369	24,892,963	$372,062,375
Shares issued on merger (Note 8)	130	2,283	986,724	12,916,332
Shares redeemed	(9,126,486)	(162,318,584)	(6,409,960)	(94,267,643)

Net increase (decrease)	6,571,860	$119,677,068	19,469,727	$290,711,064

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.55%	First $500 million
.45%	Over $500 million, up to and including $1 billion
.40%	Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

b. Administrative Fees

The Fund pays an administrative fee to FT Services of .25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan. Under the distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$76,337,237
2011	20,558,560

$96,895,797

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2004, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,034,102,221

Unrealized appreciation	$333,793,030
Unrealized depreciation	(43,317,010)

Net unrealized appreciation (depreciation)	$290,476,020

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $489,864,988 and $353,677,705, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

8. MERGER OF FRANKLIN TECHNOLOGY SECURITIES FUND AND FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

On April 30, 2004, the Franklin Templeton Variable Insurance Products Trust (FTVIP) – Franklin Small Cap Fund (Small Cap) acquired the net assets of the FTVIP – Franklin Aggressive Growth Securities Fund (Growth) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

	Class 1			Class 2
Fund Name	Net Assets	NAV	Shares	Net Assets	NAV	Shares
Growth	$4,196,977	$5.45	770,120	$2,283	$5.40	423
Small Cap	$183,706,326	$17.76	10,344,058	$965,432,629	$17.58	54,931,676
Small Cap – post merger	$187,903,303	$17.76	10,580,374	$965,434,912	$17.58	54,931,806

On May 1, 2003, the Franklin Templeton Variable Insurance Products Trust (FTVIP) – Franklin Small Cap Fund (Small Cap) acquired the net assets of the FTVIP – Franklin Technology Securities Fund (Technology) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

	Class 1			Class 2
Fund Name	Net Assets	NAV	Shares	Net Assets	NAV	Shares
Technology	$1,739,071	$3.30	527,220	$12,916,332	$3.28	3,942,678
Small Cap	$158,617,460	$13.19	12,023,169	$483,814,924	$13.09	36,965,893
Small Cap – post merger	$160,356,531	$13.19	12,155,018	$496,731,256	$13.09	37,952,617

9. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

9. REGULATORY MATTERS (cont.)

Settlements (cont.)

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

9. REGULATORY MATTERS (cont.)

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

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FRANKLIN SMALL CAP VALUE SECURITIES FUND

We are pleased to bring you Franklin Small Cap Value Securities Fund’s annual report for the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	Since Inception (5/1/98)
Average Annual Total Return	+24.09%	+16.42%	+8.21%

Total Return Index Comparison

for Hypothetical $10,000 Investment (5/1/98–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Russell® 2000 Value Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Value Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FSV-1

Fund Goal and Main Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. The Fund invests mainly in equity securities of U.S. small capitalization companies that the Fund’s manager believes are undervalued.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 22.25%.1 Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

During the year ended December 31, 2004, the domestic economy expanded solidly and broadly across most industries, sectors and regions as gross domestic product (GDP) rose an estimated 4.4%.2 However, surging energy and other commodity prices had a dampening effect. Although consumer confidence remained below pre-recession levels, consumer spending supported strong auto sales, increased durable goods consumption and a healthy housing market. Similarly, business spending rose substantially even as business confidence wavered. With improving balance sheets and stronger profit margins, many companies entered an upgrade cycle and invested in new technologies, driving equipment spending up 9.5% in the second half of 2004.2 The labor market firmed as employers hired 2.2 million workers in 2004, and unemployment dropped from 5.7% to 5.4% during the year.3 More than one-half of the jobs lost during the recession have been recovered; however, most new jobs were part-time or temporary. Given concerns over rising benefits costs and lingering uncertainties about economic recovery, many companies turned to temporary employment or opted for continued hiring freezes. At year-end, elevated household debt levels and the deepening federal budget and trade deficits were three top concerns for the economy as it headed into 2005.

The U.S. dollar weakened throughout 2004 and hit an all-time low against the euro and a multi-year low versus the yen. The widening trade and current account deficits and possibility for higher import prices contributed to inflationary pressures. The core inflation rate rose

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Small or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, the prospects for growth are less certain than those of larger, more established companies and their securities are more volatile. The Fund’s prospectus also includes a description of the main investment risks.

FSV-2

to 2.2% in 2004, or 3.3% including volatile food and energy costs. Aiming to keep inflation tame, the Federal Reserve Board (Fed) raised the federal funds target rate five times between June and December, from 1.00% to 2.25%, the highest level in more than three years. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability, noting in December that it perceived “the upside and downside risks to the attainment of both sustainable growth and price stability for the next few quarters to be roughly equal.”4

Despite a generally robust economy and improving corporate fundamentals, investors had to digest a wide range of information in 2004, including rising inflation, the dollar’s value, a contentious presidential election and ongoing concerns about terrorism, war and reconstruction in Iraq. Domestic equity markets rallied in early 2004 and then fluctuated; however, they were essentially flat through early November. Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong and investor sentiment improved late in the period despite the mixed signals. After the elections concluded, the markets enjoyed another strong rally through year-end. The blue chip stocks of the Dow Jones Industrial Average gained 5.31% for the year under review, while the broader Standard & Poor’s 500 Composite Index (S&P 500) rose 10.87% and the technology-heavy NASDAQ Composite Index increased 9.15%.5

Investment Strategy

We are a research driven, fundamental investment adviser, pursuing a disciplined, value-oriented strategy for the Fund. As a bottom-up adviser concentrating primarily on individual securities, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value or cash flow. We seek bargains among the “under-researched and unloved,” out-of-favor companies that offer, in our opinion, attractive long-term potential that might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have significant growth potential, or companies that are potential turnaround or takeover targets.

4. Source: Federal Reserve. Press Release, 12/14/04.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FSV-3

Manager’s Discussion

The Fund benefited from a variety of different sectors during the year under review. The transportation sector was a top contributor, mainly due to three marine transportation stocks: OMI, Teekay Shipping and Overseas Shipholding Group, which returned 89%, 48% and 62%, respectively, in 2004 as leasing rates for oil tankers rose along with higher oil demand from China and other countries. OMI was also our single largest contributor to Fund performance. On an absolute return basis, however, the best performer was retailer American Eagle Outfitters, whose share price rose 187% in 2004 largely due to strong consumer sales and controlled inventory levels that led to higher margins.

Despite the Fund’s solid performance, some of its stocks declined. For example, several of our investments in the consumer durables sector were disappointments, including gift distributor Russ Berrie & Company (down 33%) and furniture manufacturer La-Z-Boy (down 27%). Russ Berrie, whose stock sold off sharply following poor results throughout much of the year, declined mainly due to weak customer acceptance of the company’s 2004 product offerings. La-Z-Boy’s poor performance was primarily due to narrowing profit margins stemming from the increased overhead of higher steel and lumber prices. Furthermore, the company was operating within a highly competitive and promotional furniture marketplace, an environment that further reduced profit margins. Superior Industries’ stock fell more than 30% after announcing declining net income resulting from intense global competition and several operating issues at the company’s recently expanded manufacturing facilities. Additionally, in October Superior announced a major cut in its initial 2005 sales projections, to 2% from 5%. Much of this downward revision stemmed from automakers’ demands for Superior to lower prices.

The Fund experienced significant net inflows during the year, and we used a portion of the proceeds to invest in 15 new positions. Consistent with our value strategy, we added A.O. Smith, which manufactures electric motors and water heaters. At period-end, we considered A.O. Smith attractively valued at 19 times 2005 earnings estimates and less than 1.5 times book value. We also initiated a position in Westlake Chemical, a family-controlled producer of olefins (raw materials for the plastics and petrochemical industries), vinyls, PVC and PVC pipe that recently met our investment criteria and traded at 12.5 times 2005 earnings estimates at period-end. Additionally, we increased several

Top 10 Holdings

Franklin Small Cap Value Securities Fund 12/31/04

Company Sector/Industry	% of Total Net Assets

Thor Industries Inc.	2.1%
Consumer Durables

Montpelier Re Holdings Ltd. (Bermuda)	1.9%
Finance

York International Corp.	1.9%
Producer Manufacturing

West Marine Inc.	1.8%
Retail Trade

RPM International Inc.	1.7%
Process Industries

Peabody Energy Corp.	1.7%
Energy Minerals

Briggs & Stratton Corp.	1.6%
Consumer Durables

SkyWest Inc.	1.6%
Transportation

Pier 1 Imports Inc.	1.5%
Retail Trade

Mueller Industries Inc.	1.5%
Producer Manufacturing

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FSV-4

existing positions we believed were attractively valued, most notably Pier 1 Imports, the well-known decorative home furnishings retailer, and Montpelier Re Holdings, a Bermuda-based reinsurance company.

During the year, 15 positions were eliminated from the portfolio. One, Allstream, was due to a takeover. Allstream, which we purchased early in the Fund’s fiscal year, announced in March 2004 that Manitoba Telecom Services had bid for the company at a 19% premium over the prior day’s closing price. We decided to sell our Allstream holdings as open-market prices came in line with our estimation of the shares’ fair value. Fund holdings were involved in another buyout announcement during the period when the world’s second-largest leaf-tobacco dealer, DIMON, bid for a smaller leaf-tobacco processor and Fund holding, Standard Commercial. The November 2004 merger and subsequent stock deal pushed Standard’s share price up to a 13.8% premium over the prior day’s closing price. The remaining liquidations from the Fund’s portfolio included stocks that reached our price targets, or those whose underlying fundamentals had deteriorated.

Thank you for your participation in Franklin Small Cap Value Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSV-5

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows the Fund level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then

8.6 × $7.50 = $64.50.

Franklin Small Cap Value Securities Fund – Class 1

FSV-6

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,136.20	$3.60
Hypothetical (5% return before expenses)	$1,000	$1,021.77	$3.40

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.67%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.81	$9.70	$10.97	$9.86	$7.90

Income from investment operations:
Net investment income[a]	.21	.06	.07	.11	.10
Net realized and unrealized gains (losses)	2.87	3.08	(1.01)	1.29	1.89

Total from investment operations	3.08	3.14	(.94)	1.40	1.99

Less distributions from:
Net investment income	(.04)	(.03)	(.05)	(.05)	(.03)
Net realized gains	—	—	(.28)	(.24)	—

Total distributions	(.04)	(.03)	(.33)	(.29)	(.03)

Net asset value, end of year	$15.85	$12.81	$9.70	$10.97	$9.86

Total return[b]	24.09%	32.47%	(9.05)%	14.21%	25.23%
Ratios/supplemental data
Net assets, end of year (000’s)	$50,401	$37,108	$28,720	$32,604	$19,455
Ratios to average net assets:
Expenses	.67%	.74%	.76%	.77%	.84%
Net investment income	1.59%	.63%	.63%	1.07%	1.13%
Portfolio turnover rate	9.50%	12.52%	5.11%	40.54%	42.47%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FSV-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.67	$9.61	$10.89	$9.81	$7.88

Income from investment operations:
Net investment income[a]	.18	.04	.04	.08	.08
Net realized and unrealized gains (losses)	2.82	3.04	(1.00)	1.28	1.88

Total from investment operations	3.00	3.08	(.96)	1.36	1.96

Less distributions from:
Net investment income	(.02)	(.02)	(.04)	(.04)	(.03)
Net realized gains	—	—	(.28)	(.24)	—

Total distributions	(.02)	(.02)	(.32)	(.28)	(.03)

Net asset value, end of year	$15.65	$12.67	$9.61	$10.89	$9.81

Total return[b]	23.75%	32.12%	(9.26)%	13.79%	25.02%
Ratios/supplemental data
Net assets, end of year (000’s)	$748,762	$333,625	$125,302	$34,282	$7,209
Ratios to average net assets:
Expenses	.92%	.99%	1.01%	1.02%	1.09%
Net investment income	1.34%	.38%	.38%	.81%	.90%
Portfolio turnover rate	9.50%	12.52%	5.11%	40.54%	42.47%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Statement of Investments, December 31, 2004

	SHARES	VALUE
Common Stocks 82.6%
Commercial Services .3%
ABM Industries Inc.	120,000	$2,366,400

Consumer Durables 9.6%
Apogee Enterprises Inc.	510,000	6,839,100
Bassett Furniture Industries Inc.	190,000	3,728,750
Briggs & Stratton Corp.	315,000	13,097,700
D.R. Horton Inc.	21,375	861,626
Hooker Furniture Corp.	201,971	4,584,742
La-Z-Boy Inc.	405,000	6,224,850
M/I Homes Inc.	180,000	9,919,800
Monaco Coach Corp.	359,000	7,384,630
Russ Berrie & Co. Inc.	320,600	7,322,504
Thor Industries Inc.	446,400	16,539,120

		76,502,822

Consumer Non-Durables 3.7%
Brown Shoe Co. Inc.	340,000	10,142,200
Lancaster Colony Corp.	60,000	2,572,200
Oshkosh B’Gosh Inc., A	200,000	4,280,000
Russell Corp.	229,600	4,472,608
Standard Commercial Corp.	48,500	943,810
[a]Timberland Co., A	109,000	6,831,030

		29,241,848

Consumer Services 2.5%
[a]Aztar Corp.	185,000	6,460,200
Intrawest Corp. (Canada)	285,000	6,552,150
[a]La Quinta Corp.	725,900	6,598,431

		19,610,781

Electronic Technology 4.0%
[a]Avocent Corp.	243,200	9,854,464
Cohu Inc.	510,000	9,465,600
Diebold Inc.	70,000	3,901,100
[a]OmniVision Technologies Inc.	475,000	8,716,250

		31,937,414

Energy Minerals 4.0%
Arch Coal Inc.	194,000	6,894,760
Consol Energy Inc.	235,000	9,646,750
Holly Corp.	80,000	2,229,600
Peabody Energy Corp.	165,000	13,350,150

		32,121,260

Finance 9.9%
American National Insurance Co.	62,100	6,468,336
[a]Archipelago Holdings Inc.	225,500	4,730,990
Arthur J. Gallagher & Co.	255,000	8,287,500
Chemical Financial Corp.	2,300	98,716
[a]Dollar Thrifty Automotive Group Inc.	210,000	6,342,000
First Indiana Corp.	101,000	2,273,510
Hancock Holding Co.	47,500	1,589,350
Harleysville Group Inc.	19,500	465,465

FSV-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Finance (cont.)
IPC Holdings Ltd. (Bermuda)	220,000	$9,572,200
Montpelier Re Holdings Ltd. (Bermuda)	395,000	15,187,750
Peoples Bancorp Inc.	214,300	5,878,249
The PMI Group Inc.	65,000	2,713,750
Presidential Life Corp.	104,300	1,768,928
Protective Life Corp.	78,100	3,334,089
RLI Corp.	170,000	7,066,900
StanCorp Financial Group Inc.	45,000	3,712,500

		79,490,233

Health Services 1.4%
[a]Pharmaceutical Product Development Inc.	274,215	11,322,337

Health Technology 1.9%
[a]STERIS Corp.	416,900	9,888,868
West Pharmaceutical Services Inc.	210,000	5,256,300

		15,145,168

Industrial Services 5.4%
[a]Atwood Oceanics Inc.	85,000	4,428,500
[a]EMCOR Group Inc.	100,000	4,518,000
[a]Global Industries Ltd.	680,000	5,637,200
[a]Lone Star Technologies Inc.	275,000	9,201,500
[a]Offshore Logistics Inc.	157,800	5,123,766
[a]Oil States International Inc.	245,000	4,726,050
[a]Rowan Cos. Inc.	269,100	6,969,690
[a]Shaw Group Inc.	143,000	2,552,550

		43,157,256

Non-Energy Minerals 1.8%
Reliance Steel & Aluminum Co.	200,000	7,792,000
United States Steel Corp.	130,000	6,662,500

		14,454,500

Process Industries 6.5%
AptarGroup Inc.	117,500	6,201,650
Bunge Ltd.	195,000	11,116,950
Cabot Corp.	299,000	11,565,320
Glatfelter	226,200	3,456,336
Myers Industries Inc.	64,020	819,456
RPM International Inc.	705,000	13,860,300
Westlake Chemical Corp.	146,900	4,906,460

		51,926,472

Producer Manufacturing 13.9%
A.O. Smith Corp.	145,900	4,368,246
American Woodmark Corp.	21,200	926,016
Carlisle Cos. Inc.	56,700	3,680,964
CIRCOR International Inc.	320,000	7,411,200
CNH Global NV (Netherlands)	160,000	3,099,200
[a]Genlyte Group Inc.	50,000	4,284,000
Graco Inc.	144,000	5,378,400
JLG Industries Inc.	195,000	3,827,850

See notes to financial statements.

FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	SHARES	VALUE
Common Stocks (cont.)
Producer Manufacturing (cont.)
[a]Mettler-Toledo International Inc. (Switzerland)	195,000	$10,005,450
Mueller Industries Inc.	365,000	11,753,000
[a]Powell Industries Inc.	87,700	1,621,573
Roper Industries Inc.	135,500	8,234,335
Stewart & Stevenson Services Inc.	78,000	1,577,940
Superior Industries International Inc.	344,000	9,993,200
Teleflex Inc.	175,000	9,089,500
Thomas Industries Inc.	70,000	2,794,400
Timken Co.	44,800	1,165,696
Watts Water Technologies Inc., A	215,000	6,931,600
York International Corp.	435,000	15,024,900

		111,167,470

Real Estate Investment Trusts .9%
Arbor Realty Trust Inc.	300,000	7,362,000

Retail Trade 10.0%
American Eagle Outfitters Inc.	62,500	2,943,750
Casey’s General Stores Inc.	430,000	7,804,500
Christopher & Banks Corp.	585,000	10,793,250
Dillards Inc., A	282,000	7,577,340
[a]Gymboree Corp.	11,700	149,994
[a]Hot Topic Inc.	364,400	6,264,036
[a]Linens ‘n Things Inc.	225,000	5,580,000
[a]The Men’s Wearhouse Inc.	330,000	10,546,800
Pier 1 Imports Inc.	600,000	11,820,000
[a]West Marine Inc.	580,000	14,355,000
[a]Zale Corp.	58,000	1,732,460

		79,567,130

Technology Services 1.2%
Reynolds & Reynolds Co., A	348,000	9,225,480

Transportation 5.0%
[a]Kansas City Southern	275,000	4,875,750
OMI Corp.	273,300	4,605,105
Overseas Shipholding Group Inc.	89,000	4,912,800
SkyWest Inc.	625,000	12,537,500
Teekay Shipping Corp. (Bahamas)	230,000	9,685,300
Tidewater Inc.	105,000	3,739,050

		40,355,505

Utilities .6%
[a]Sierra Pacific Resources Co.	480,000	5,040,000

Total Common Stocks (Cost $480,730,550)		659,994,076

	PRINCIPAL AMOUNT
Bonds (Cost $1,656,112) .2%
Producer Manufacturing
Mueller Industries Inc., 6.00%, 11/1/14	$1,681,000	1,655,785

Total Long Term Investments (Cost $482,386,662)		661,649,861

FSV-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	SHARES	VALUE
Short Term Investment (Cost $137,572,961) 17.2%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	137,572,961	$137,572,961

Total Investments (Cost $619,959,623) 100.0%		799,222,822
Other Assets, less Liabilities		(60,137)

Net Assets 100.0%		$799,162,685

[a]	Non-income producing.
[b]	See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$482,386,662
Cost - Sweep Money Fund (Note 7)	137,572,961

Total cost of investments	619,959,623

Value - Unaffiliated issuers	661,649,861
Value - Sweep Money Fund (Note 7)	137,572,961

Total value of investments	799,222,822

Cash	273
Receivables:
Capital shares sold	970,630
Dividends and Interest	549,121

Total assets	800,742,846

Liabilities:
Payables:
Investment securities purchased	283,626
Capital shares redeemed	710,139
Affiliates	543,106
Other liabilities	43,290

Total liabilities	1,580,161

Net assets, at value	$799,162,685

Net assets consist of:
Undistributed net investment income	$7,216,675
Net unrealized appreciation (depreciation)	179,263,199
Accumulated net realized gain (loss)	5,886,336
Capital shares	606,796,475

Net assets, at value	$799,162,685

Class 1:
Net assets, at value	$50,400,827

Shares outstanding	3,180,108

Net asset value and offering price per share	$15.85

Class 2:
Net assets, at value	$748,761,858

Shares outstanding	47,831,396

Net asset value and offering price per share	$15.65

See notes to financial statements.

FSV-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment Income:
Dividends: (net of foreign taxes of $10,740)
Unaffiliated issuers	$11,237,373
Sweep Money Fund (Note 7)	744,287
Interest	17,978

Total investment income	11,999,638

Expenses:
Management fees (Note 3)	2,627,669
Administrative fees (Note 3)	744,127
Distribution fees - Class 2 (Note 3)	1,227,967
Transfer agent fees	10,931
Custodian fees (Note 4)	10,587
Reports to shareholders	108,347
Professional fees	30,557
Trustees’ fees and expenses	2,985
Other	23,503

Total expenses	4,786,673
Expense reductions (Note 4)	(507)

Net expenses	4,786,166

Net investment income	7,213,472

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	10,181,755
Foreign currency transactions	5,364

Net realized gain (loss)	10,187,119
Net change in unrealized appreciation (depreciation) on investments	109,967,549

Net realized and unrealized gain (loss)	120,154,668

Net increase (decrease) in net assets resulting from operations	$127,368,140

See notes to financial statements.

FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$7,213,472	$950,559
Net realized gain (loss) from investments and foreign currency transactions	10,187,119	(2,905,825)
Net change in unrealized appreciation (depreciation) on investments	109,967,549	79,386,021

Net increase (decrease) in net assets resulting from operations	127,368,140	77,430,755
Distributions to shareholders from:
Net investment income:
Class 1	(113,146)	(92,314)
Class 2	(836,847)	(419,082)

Total distributions to shareholders	(949,993)	(511,396)
Capital share transactions: (Note 2)
Class 1	4,172,805	(270,231)
Class 2	297,839,236	140,061,392

Total capital share transactions	302,012,041	139,791,161
Net increase (decrease) in net assets	428,430,188	216,710,520
Net assets:
Beginning of year	370,732,497	154,021,977

End of year	$799,162,685	$370,732,497

Undistributed net investment income included in net assets:
End of year	$7,216,675	$947,707

See notes to financial statements.

FSV-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin Small Cap Value Securities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining Funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is total return.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and

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FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

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Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	846,922	$11,790,300	535,888	$5,992,067
Shares issued in reinvestment of distributions	8,375	113,146	8,652	92,314
Shares redeemed	(571,134)	(7,730,641)	(608,775)	(6,354,612)

Net increase (decrease)	284,163	$4,172,805	(64,235)	$(270,231)

Class 2 Shares:
Shares sold	25,921,172	$357,649,617	16,349,327	$172,717,267
Shares issued in reinvestment of distributions	62,638	836,847	39,648	419,082
Shares redeemed	(4,475,396)	(60,647,228)	(3,103,212)	(33,074,957)

Net increase (decrease)	21,508,414	$297,839,236	13,285,763	$140,061,392

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisory Services LLC (Advisory Services)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.600%	First $200 million
.500%	Over $200 million, up to and including $1.3 billion
.400%	Over $1.3 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.150%	First $200 million
.135%	Over $200 million, up to and including $700 million
.100%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

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Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan. Under the distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from ordinary income	$949,993	$511,396

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts and premiums.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$620,100,377

Unrealized appreciation	$185,012,167
Unrealized depreciation	(5,889,722)

Net unrealized appreciation (depreciation)	$179,122,445

Undistributed ordinary income	$7,216,348
Undistributed long term capital gains	6,027,417

Distributable earnings	$13,243,765

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Notes to Financial Statements (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004 aggregated $255,075,550 and $44,621,814, respectively.

7. INVESTMENT IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager.) Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

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FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (continued)

8. REGULATORY MATTERS (cont.)

Settlements (cont.)

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

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FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (continued)

8. REGULATORY MATTERS (cont.)

Other Legal Proceedings (cont.)

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Value Securities Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $6,027,417 as a capital gain dividend for the fiscal year ended December 31, 2004.

FSV-25

FRANKLIN STRATEGIC INCOME SECURITIES FUND

We are pleased to bring you Franklin Strategic Income Securities Fund’s annual report for the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	Since Inception (7/1/99)
Average Annual Total Return	+10.01%	+8.83%	+8.50%

Total Return Index Comparison for Hypothetical $10,000 Investment (7/1/99–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Lehman Brothers (LB) U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Objective Average. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Strategic Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FSI-1

Fund Goals and Main Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. The Fund invests mainly in U.S. and foreign debt securities, including those in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund outperformed the LB U.S. Aggregate Index’s 4.34% return, and the Lipper Multi-Sector Income Funds Objective Average’s 8.35% return.1

Economic and Market Overview

During the year under review, there was much focus on the employment picture and its resulting effects on the consumer. Although nonfarm payroll statistics were mixed, stronger employment growth fundamentals were reflected in several sources. One was the National Federation of Independent Businesses (NFIB) survey, which was notable because small businesses historically have created about two-thirds of all new jobs.2 During the period under review, more jobs combined with income tax reductions helped increase consumers’ disposable income and allowed them to continue spending, in turn boosting economic growth.

Increases in business spending also contributed to economic growth. After steadily declining in 2001 and 2002, business spending posted strong results during 2004. For example, nonresidential investment spending rose 10.3% for the year.3 Historically low interest rates during the reporting period allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance, and corporate profits reflected this data. Many corporate debt investments also benefited from this improvement. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

1. Sources: Standard & Poor’s Micropal; Lipper, Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Dennis, William J., Jr., NFIB Research Foundation, “The Public Reviews Small Business,” 8/04.

3. Source: Bureau of Economic Analysis.

Fund Risks: Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks. The Fund’s prospectus also includes a description of the main investment risks.

FSI-2

Energy prices rose substantially during the year, and then declined toward the end, as oil ended the year at approximately $43 a barrel. In an effort to keep inflation in check, the Federal Reserve Board raised the federal funds target rate to 2.25% from 1.00% during the reporting period. However, the core Consumer Price Index, a measure of inflation excluding food and energy costs, rose a relatively modest 2.2% for the 12 months ended December 31, 2004, and helped contribute to the continued low interest rate level during the period.4 Many analysts had expected the 10-year U.S. Treasury yield to increase significantly; however, it ended the year relatively flat. This yield began the year at 4.27%, rose to a high of 4.89% and declined to 4.24% on December 31, 2004. In this environment, Treasury-sensitive fixed-income sectors posted positive total returns.

Global economic growth over the past year solidified, led by the U.S. and Asia, although it slowed somewhat since the first quarter. Although inflation rates remained relatively low, inflationary pressures began to build in some regions partly due to elevated oil and commodity prices. Despite strong growth, global bond markets generated positive returns as global treasury yield curves flattened and most major currencies appreciated relative to the U.S. dollar.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry, and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers to take advantage of varying sector reactions to economic events. For example, we evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating.

Manager’s Discussion

Two of the best performing sectors of 2004 were high yield corporate bonds and dollar-denominated emerging market debt, largely due to improving credit fundamentals. Non-dollar global government bonds also fared well as a result of significant, ongoing U.S. dollar weakness.

FSI-3

The Fund’s outperformance relative to its benchmarks was driven by our heavy weightings in the high yield corporate and non-dollar government bond sectors. For high yield bonds, the supportive fundamental credit trends that emerged in 2003 continued in 2004, with default rates moving lower, operating results showing year-over-year improvements, and corporate liquidity remaining strong. As a result, high yield corporate bond spreads over Treasuries, a common valuation metric in that market, declined from 4.9% on December 31, 2003, to 3.5% by period-end, driving the asset class’s solid performance.

High yield bonds represented the Fund’s largest sector weighting throughout the period, given our favorable view on corporate credit fundamentals. Emerging market bonds rebounded from a spring 2004 sell-off and posted strong results through period-end. In general, relative political stability, access to capital markets (the ability to raise money by issuing debt) and, for certain countries, higher revenues from rising oil prices, also caused yield spreads to narrow for this sector compared to Treasuries. The Fund maintained a more moderate exposure to U.S. dollar-denominated emerging market bonds during this reporting period than in the previous period, however, considering spreads that were near historically tight levels.

Non-dollar government bonds represented the Fund’s second-largest sector exposure in 2004. The growing U.S. fiscal and current account deficits required increasing levels of domestic and foreign funding to cover the shortfalls, and investors grew more concerned about the potential risk of foreign governments and institutions pulling back on their level of investment in U.S. securities. Therefore, the U.S. dollar’s continuing weakness versus various foreign currencies led to relatively robust returns from international foreign currency government bonds (in both developed and developing markets). Consequently, the Fund’s non-dollar foreign government bond positions, in developed countries such as in Europe, Australia and New Zealand as well as in certain emerging markets such as Hungary, Poland and South Korea, provided relatively solid returns during the year under review.

Within the Fund’s portfolio, we held lower weightings in the more interest-rate sensitive fixed income sectors such as U.S. government bonds and mortgage-backed securities, as we found investment opportunities we felt were more attractive among other sectors. However, we held a somewhat larger exposure to mortgage- and other asset-backed securities than U.S. government securities because we favored the additional yield the former offered over the latter. We also initiated

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FSI-4

positions in floating-rate instruments within the emerging market and bank loan sectors as we sought to take advantage of any future short-term interest rate increases that could enhance total return potential for these types of investments.

Thank you for your participation in Franklin Strategic Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-5

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Strategic Income Securities Fund – Class 1

FSI-6

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,098.60	$3.53
Hypothetical (5% return before expenses)	$1,000	$1,021.77	$3.40

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.67%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FSI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2004	2003	2002		2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.16	$10.37	$9.87		$9.89	$9.96

Income from investment operations:
Net investment income[a]	.67	.65	.73		.76 [e]	.82
Net realized and unrealized gains (losses)	.51	1.44	(.23)		(.32)[e]	(.33)

Total from investment operations	1.18	2.09	.50		.44	.49

Less distributions from:
Net investment income	(.40)	(.30)	—	[d]	(.46)	(.56)
Net realized gains	(.02)	—	—		—	—

Total distributions	(.42)	(.30)	—		(.46)	(.56)

Net asset value, end of year	$12.92	$12.16	$10.37		$9.87	$9.89

Total return[b]	10.01%	20.36%	5.12%		4.51%	4.95%
Ratios/supplemental data
Net assets, end of year (000’s)	$571,067	$359,947	$102,751		$43,778	$11,437
Ratios to average net assets:
Expenses	.66%	.65%	.66%		.71%	.99%
Expenses, net of waiver and payments by affiliate	.66%	.65%	.66%		.71%	.75%
Net investment income	5.45%	5.69%	7.37%		7.48% [e]	8.13%
Portfolio turnover rate	50.21%	49.87%	45.78%		35.21%	29.19%
Portfolio turnover rate excluding mortgage dollar rolls[c]	38.39%	32.74%	40.50%		30.32%	29.19%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	See Note 1(e) regarding mortgage dollar rolls.
[d]	Includes distributions of net investment income in the amount of $.005.
[e]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of the investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.018)
Net realized and unrealized losses per share	.018
Ratio of net investment income to average net assets	(.18)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

See notes to financial statements.

FSI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002		2001[e]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.05	$10.29	$9.82		$10.14

Income from investment operations:
Net investment income[a]	.63	.62	.70		.45	[f]
Net realized and unrealized gains (losses)	.51	1.43	(.23)		(.31)[f]

Total from investment operations	1.14	2.05	.47		.14

Less distributions from:
Net investment income	(.39)	(.29)	—	[d]	(.46)
Net realized gains	(.02)	—	—		—

Total distributions	(.41)	(.29)	—		(.46)

Net asset value, end of year	$12.78	$12.05	$10.29		$9.82

Total return[b]	9.80%	20.10%	4.81%		1.38%
Ratios/supplemental data
Net assets, end of year (000’s)	$4,657	$1,841	$210		$48
Ratios to average net assets:
Expenses	.91%	.90%	.91%		.96%	[g]
Net investment income	5.20%	5.44%	7.12%		7.05%	[g,f]
Portfolio turnover rate	50.21%	49.87%	45.78%		35.21%
Portfolio turnover rate excluding mortgage dollar rolls[c]	38.39%	32.74%	40.50%		30.32%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	See Note 1(e) regarding mortgage dollar rolls.
[d]	Includes distributions of net investment income in the amount of $.003.
[e]	For the period May 15, 2001 (effective date) to December 31, 2001.
[f]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of the investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.018)
Net realized and unrealized losses per share	.018
Ratio of net investment income to average net assets	(.18)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

[g]	Annualized.

See notes to financial statements.

FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2004

	COUNTRY	SHARES	VALUE
Preferred Stock (Cost $3,179,348) .6%
Health Services
Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08	Germany	3,100	$3,371,250

Convertible Preferred Stocks 1.0%
Consumer Durables .2%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.	United States	25,000	1,319,750

Electronic Technology .3%
Northrop Grumman Corp., 7.00%, cvt. pfd., B	United States	13,000	1,716,130

Industrial Services .2%
Allied Waste Industries Inc., 6.25%, cvt. pfd.	United States	17,000	896,070

Utilities .3%
FPL Group Inc., 8.50%, cvt. pfd.	United States	29,000	1,783,790

Total Convertible Preferred Stocks (Cost $5,227,948)			5,715,740

[a]Senior Floating Rate Interests 1.8%
[b]Constellation Brands Inc., Term Loan B, FRN, 4.25 - 4.75%, 12/22/11	United States	3,100,000	3,145,725
Jean Coutu Group PJC Inc., Term Loan B, FRN, 4.44%, 7/28/11	United States	1,500,000	1,524,375
[b]Pacificare Health Systems Inc., Term Loan B, FRN, 4.063 - 4.25%, 12/13/10	United States	1,900,000	1,902,970
R. H. Donnelley Inc., Term Loan D, FRN, 4.09 - 4.31%, 6/30/11	United States	1,895,250	1,916,768
Regal Cinemas Inc., Term Loan B, FRN, 4.56%, 11/10/10	United States	1,895,226	1,915,837

Total Senior Floating Rate Interests (Cost $10,376,744)			10,405,675

		PRINCIPAL AMOUNT[e]
Bonds 45.1%
Commercial Services 1.0%
JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07, 10.67% thereafter, 5/15/13	United States	$1,200,000	1,044,000
JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12	United States	1,700,000	1,908,250
Lamar Media Corp., senior sub. note, 7.25%, 1/01/13	United States	2,400,000	2,604,000

			5,556,250

Communications 5.8%
Centennial Communications Corp., senior note, 8.125%, 2/01/14	United States	900,000	929,250
Dobson Cellular Systems Inc., secured note, 144A, 9.875%, 11/01/12	United States	2,500,000	2,475,000
Inmarsat Finance PLC, senior note, 7.625%, 6/30/12	United Kingdom	2,500,000	2,612,500
Intelsat Ltd., senior note, 6.50%, 11/01/13	Bermuda	1,500,000	1,367,218
MCI Inc., senior note, 6.908%, 5/01/07	United States	831,000	852,814
MCI Inc., senior note, 7.688%, 5/01/09	United States	1,200,000	1,245,000
MCI Inc., senior note, 8.735%, 5/01/14	United States	712,000	767,180
Millicom International Cellular SA, senior note, 144A, 10.00%, 12/01/13	Luxembourg	2,400,000	2,523,000
Nextel Communications Inc., senior note, 7.375%, 8/01/15	United States	3,500,000	3,867,500
Nextel Partners Inc., senior note, 12.50%, 11/15/09	United States	280,000	318,500
PanAmSat Corp., senior note, 144A, 9.00%, 8/15/14	United States	1,800,000	2,018,250
Qwest Communications International Inc., senior note, 144A, 7.50%, 2/15/14	United States	3,100,000	3,146,500
Rogers Wireless Communications Inc., senior secured note, 144A, 7.25%, 12/15/12	Canada	2,800,000	2,982,000
Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14	United States	1,800,000	1,845,000
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11	United States	700,000	691,250
Triton PCS Inc., senior note, 8.50%, 6/01/13	United States	2,200,000	2,134,000
Verizon New York Inc., senior deb., A, 6.875%, 4/01/12	United States	3,100,000	3,484,710

			33,259,672

FSI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[e]		VALUE
Bonds (cont.)
Consumer Durables 1.2%
D.R. Horton Inc., senior note, 8.50%, 4/15/12	United States	$3,100,000		$3,472,000
Ford Motor Credit Co., 7.25%, 10/25/11	United States	1,300,000		1,396,032
General Motors Corp., 7.20%, 1/15/11	United States	1,000,000		1,026,885
William Lyon Homes Inc., senior note, 144A, 7.625%, 12/15/12	United States	1,200,000		1,177,500

				7,072,417

Consumer Non-Durables 1.2%
Church & Dwight Co. Inc., senior sub note, 144A, 6.00%, 12/15/12	United States	1,500,000		1,533,750
Smithfield Foods Inc., senior note, 7.00%, 8/01/11	United States	1,400,000		1,501,500
Smithfield Foods Inc., senior note, 7.75%, 5/15/13	United States	1,700,000		1,899,750
Tyson Foods Inc., senior note, 8.25%, 10/01/11	United States	1,800,000		2,140,248

				7,075,248

Consumer Services 10.9%
Advanstar Communications Inc., senior secured note, 10.75%, 8/15/10	United States	2,200,000		2,494,250
Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14	United States	2,500,000		2,631,250
Cablevision Systems Corp., senior note, 144A, 8.00%, 4/15/12	United States	1,000,000		1,072,500
CanWest Media Inc., senior note, B, 7.625%, 4/15/13	Canada	1,200,000		1,312,500
CanWest Media Inc., senior sub. note, 10.625%, 5/15/11	Canada	700,000		789,250
Cendant Corp., senior note, 7.375%, 4/15/13	United States	2,400,000		2,780,700
[c]Century Communications Corp., senior disc. note, B, zero cpn., 1/15/08	United States	700,000		493,500
Charter Communications Holdings II, senior note, 10.25%, 9/15/10	United States	2,400,000		2,556,000
Charter Communications Holdings LLC, senior disc. note, 9.92%, 4/01/11	United States	700,000		600,250
Clear Channel Communications Inc., senior note, 5.75%, 1/15/13	United States	3,100,000		3,208,215
Cox Communications Inc., 144A, 5.45%, 12/15/14	United States	3,100,000		3,105,778
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	2,100,000		2,231,250
Dex Media East LLC, senior sub. note, B, 12.125%, 11/15/12	United States	668,000		817,465
Dex Media West LLC, senior sub. note, 9.875%, 8/15/13	United States	2,300,000		2,662,250
DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13	United States	2,500,000		2,815,625
EchoStar DBS Corp., senior note, 6.375%, 10/01/11	United States	1,700,000		1,746,750
Emmis Operating Co., senior sub. note, 6.875%, 5/15/12	United States	2,500,000		2,628,125
Harrah’s Operating Co. Inc., senior note, 5.50%, 7/01/10	United States	2,800,000		2,901,766
Lighthouse International Co. SA, senior note, 144A, 8.00%, 4/30/14	Italy	2,200,000	EUR	3,089,888
LIN Television Corp., senior note, 8.00%, 1/15/08	United States	1,000,000		1,046,250
LIN Television Corp., senior sub. note, 6.50%, 5/15/13	United States	1,500,000		1,550,625
Marquee Inc., senior note, 144A, 8.625%, 8/15/12	United States	1,800,000		1,998,000
Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07	United States	2,000,000		2,210,000
Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13	United States	1,600,000		1,740,000
Pinnacle Entertainment Inc., senior sub. note, B, 9.25%, 2/15/07	United States	94,000		96,115
Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11	Canada	1,900,000		1,890,500
Rainbow National Services LLC, senior sub. deb., 144A, 10.375%, 9/01/14	United States	2,500,000		2,831,250
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	3,100,000		3,425,500
Station Casinos Inc., senior note, 6.00%, 4/01/12	United States	800,000		819,000
Station Casinos Inc., senior sub. note, 6.50%, 2/01/14	United States	400,000		413,000
Station Casinos Inc., senior sub. note, 6.875%, 3/01/16	United States	1,500,000		1,569,375
Time Warner Inc., senior note, 6.75%, 4/15/11	United States	2,800,000		3,153,685

				62,680,612

Electronic Technology 1.7%
L-3 Communications Corp., senior sub. note, 144A, 5.875%, 1/15/15	United States	3,100,000		3,107,750
Solectron Corp., senior note, 9.625%, 2/15/09	United States	2,800,000		3,094,000
Xerox Corp., senior note, 7.125%, 6/15/10	United States	3,100,000		3,363,500

				9,565,250

FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[e]	VALUE
Bonds (cont.)
Energy Minerals 1.8%
Chesapeake Energy Corp., senior note, 144A, 6.375%, 6/15/15	United States	$3,100,000	$3,200,750
Markwest Energy Partners LP, senior note, 144A, 6.875%, 11/01/14	United States	1,500,000	1,530,000
Peabody Energy Corp., senior note, B, 6.875%, 3/15/13	United States	2,700,000	2,936,250
Plains Exploration & Production Co., senior note, 7.125%, 6/15/14	United States	2,700,000	2,956,500

			10,623,500

Finance .6%
JP Morgan Chase & Co., sub. note, 5.75%, 1/02/13	United States	3,100,000	3,290,247

Health Services 2.0%
HCA Inc., senior note, 8.75%, 9/01/10	United States	3,100,000	3,547,581
Tenet Healthcare Corp., senior note, 6.375%, 12/01/11	United States	3,100,000	2,890,750
United Surgical Partners International Inc., senior sub. note, 10.00%, 12/15/11	United States	1,600,000	1,832,000
Vanguard Health Holding Co. II LLC, senior sub. note, 144A, 9.00%, 10/01/14	United States	2,800,000	3,010,000

			11,280,331

Industrial Services 1.7%
Allied Waste North America Inc., senior secured note, 6.50%, 11/15/10	United States	2,400,000	2,364,000
Grant Prideco Escrow, senior note, 9.00%, 12/15/09	United States	2,500,000	2,781,250
Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11	United States	2,600,000	2,834,000
URS Corp., senior note, 11.50%, 9/15/09	United States	1,900,000	2,194,500

			10,173,750

Non-Energy Minerals .7%
Glencore Funding LLC, 144A, 6.00%, 4/15/14	United States	2,500,000	2,422,922
Ispat Inland ULC, senior secured note, 9.75%, 4/01/14	United States	1,478,000	1,831,981

			4,254,903

Process Industries 5.1%
BCP Caylux Holding, senior sub. note, 144A, 9.625%, 6/15/14	United States	2,700,000	3,057,750
Boise Cascade LLC, senior sub. note, 144A, 7.125%, 10/15/14	United States	1,800,000	1,912,500
Crown European Holdings SA, senior secured note, 10.875%, 3/01/13	United States	2,800,000	3,325,000
Georgia-Pacific Corp., senior note, 9.375%, 2/01/13	United States	3,100,000	3,627,000
Huntsman ICI Holdings LLC, senior disc. note, zero cpn., 12/31/09	United States	4,200,000	2,373,000
Lubrizol Corp., senior note, 4.625%, 10/01/09	United States	2,800,000	2,798,625
Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07	United States	903,000	950,408
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	2,900,000	3,197,250
Owens-Brockway Glass Container Inc., senior note, 144A, 6.75%, 12/01/14	United States	2,400,000	2,436,000
Rhodia SA, senior note, 10.25%, 6/01/10	France	2,700,000	3,051,000
Stone Container Corp., senior note, 8.375%, 7/01/12	United States	2,400,000	2,628,000

			29,356,533

Producer Manufacturing 3.1%
Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11	United States	3,100,000	3,464,250
Cummins Inc., senior note, 9.50%, 12/01/10	United States	1,900,000	2,166,000
Fimep SA, senior note, 10.50%, 2/15/13	France	2,100,000	2,499,000
Invensys PLC, senior note, 144A, 9.875%, 3/15/11	United Kingdom	2,200,000	2,376,000
Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11	United States	2,100,000	2,236,500
THL Buildco Inc., senior sub. note, 144A, 8.50%, 9/01/14	United States	800,000	840,000
TRW Automotive Inc., senior note, 9.375%, 2/15/13	United States	3,459,000	4,029,735

			17,611,485

FSI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[e]	VALUE
Bonds (cont.)
Real Estate Development .4%
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	$2,200,000	$2,343,000

Real Estate Investment Trusts 1.0%
Boston Properties Inc., senior note, 5.00%, 6/01/15	United States	2,300,000	2,247,367
Host Marriott LP, senior note, 9.25%, 10/01/07	United States	2,500,000	2,800,000
Host Marriott LP, senior note, 144A, 7.00%, 8/15/12	United States	600,000	637,500

			5,684,867

Retail Trade .4%
Rite Aid Corp., senior note, 9.25%, 6/01/13	United States	2,500,000	2,537,500

Technology Services .4%
UGS Corp., senior sub. note, 144A, 10.00%, 6/01/12	United States	2,200,000	2,513,500

Transportation .9%
CP Ships Ltd., senior note, 10.375%, 7/15/12	Canada	2,200,000	2,549,250
Laidlaw International Inc., senior note, 10.75%, 6/15/11	United States	2,100,000	2,462,250

			5,011,500

Utilities 5.2%
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12	United States	2,800,000	3,143,000
Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10	United States	3,400,000	2,932,500
Centerpoint Energy Inc., senior note, 6.85%, 6/01/15	United States	1,900,000	2,107,098
Centerpoint Energy Inc., senior note, B, 7.25%, 9/01/10	United States	1,200,000	1,339,980
Dynegy Holdings Inc., senior secured note, 144A, 10.125%, 7/15/13	United States	3,100,000	3,565,000
El Paso Corp., senior note, 7.875%, 6/15/12	United States	1,500,000	1,576,875
El Paso Natural Gas Co., senior note, 7.625%, 8/01/10	United States	2,800,000	3,080,000
Midwest Generation LLC, senior secured note, 8.75%, 5/01/34	United States	2,300,000	2,622,000
Pacific Gas & Electric Co., first mortgage, 4.20%, 3/01/11	United States	2,800,000	2,772,182
Texas Genco LLC, senior note, 144A, 6.875%, 12/15/14	United States	1,200,000	1,246,500
TXU Corp., 144A, 5.55%, 11/15/14	United States	3,100,000	3,085,356
Utilicorp United Inc., senior note, 9.95%, 2/01/11	United States	2,200,000	2,502,500

			29,972,991

Total Bonds (Cost $245,853,832)			259,863,556

Convertible Bonds .5%
Electronic Technology
Fairchild Semiconductor Corp., cvt., 5.00%, 11/01/08	United States	1,300,000	1,317,875
Liberty Media Corp. into Motorola, cvt., senior deb., 3.50%, 1/15/31	United States	1,800,000	1,707,750

Total Convertible Bonds (Cost $2,627,172)			3,025,625

Asset-Backed Securities 1.4%
Centex Home Equity Loan Trust, 1999-1, A4, 6.39%, 10/25/27	United States	89,710	90,235
Chase Funding Mortgage Loan Asset-Backed Certificates, 2003-6, 1A4, 4.499%, 8/25/30	United States	2,200,000	2,196,000
Countrywide Asset-Backed Certificates, 2004-7, AF4, 4.774%, 8/25/32	United States	440,000	440,158
Green Tree Financial Corp., 1993-4, B1, 7.20%, 1/15/19	United States	4,585	4,587
Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24	United States	81,542	81,406
Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A, 5.50%, 4/15/11	United States	609,291	604,219
Residential Asset Mortgage Products Inc., 2004-RS3, AI3, 4.237%, 6/25/31	United States	2,300,000	2,275,203
Residential Asset Securities Corp., 2002-KS8, A4, 4.58%, 11/25/30	United States	1,000,000	1,010,680
Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	500,000	492,381
Wells Fargo Home Equity Trust, 2004-2, A15, 4.89%, 11/25/28	United States	1,070,000	1,077,340

Total Asset-Backed Securities (Cost $8,262,055)			8,272,209

FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[e]	VALUE
U.S. Government and Agency Securities 15.4%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 5.8%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19	United States	$6,007,187	$5,993,473
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19	United States	7,524,726	7,647,873
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	1,934,736	2,000,514
FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	79,133	82,914
FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	41,559	44,037
FHLMC Gold 30 Year, 5.00%, 4/01/34	United States	4,796,076	4,767,453
FHLMC Gold 30 Year, 5.50%, 3/01/33 - 9/01/34	United States	5,532,602	5,627,274
FHLMC Gold 30 Year, 6.00%, 4/01/33 - 8/01/34	United States	5,476,518	5,661,745
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 7/01/32	United States	724,568	762,251
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 6/01/32	United States	485,806	516,288
FHLMC Gold 30 Year, 7.50%, 3/01/30 - 7/01/31	United States	42,638	45,715

			33,149,537

Federal National Mortgage Association (FNMA) Fixed Rate 2.5%
FNMA 15 Year, 4.50%, 6/01/19	United States	971,824	969,644
FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	1,682,080	1,711,192
FNMA 15 Year, 5.50%, 10/01/16 - 12/01/17	United States	184,266	190,709
FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	82,348	86,370
FNMA 15 Year, 7.00%, 5/01/12	United States	10,673	11,320
FNMA 30 Year, 5.00%, 4/01/34 - 5/01/34	United States	1,285,391	1,276,896
FNMA 30 Year, 5.50%, 8/01/33 - 12/01/34	United States	5,391,725	5,478,648
[b]FNMA 30 Year, 6.00%, 6/01/34 - 1/01/29	United States	2,852,936	2,950,517
FNMA 30 Year, 6.50%, 6/01/28 - 9/01/32	United States	1,358,453	1,427,002
FNMA 30 Year, 7.00%, 2/01/29 - 1/01/32	United States	48,059	51,010
FNMA 30 Year, 7.50%, 9/01/31	United States	100,033	107,211

			14,260,519

Government National Mortgage Association (GNMA) Fixed Rate 2.3%
GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	3,419,057	3,425,123
GNMA I SF 30 Year, 5.50%, 12/15/32 - 9/15/34	United States	4,263,247	4,358,861
GNMA I SF 30 Year, 6.00%, 1/15/33	United States	457,511	474,617
GNMA I SF 30 Year, 6.50%, 11/15/31 - 2/15/32	United States	54,325	57,253
GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	223,302	237,665
GNMA I SF 30 Year, 7.50%, 9/15/30	United States	8,000	8,595
GNMA I SF 30 Year, 8.00%, 6/15/26	United States	4,460	4,854
GNMA II SF 30 Year, 5.00%, 9/15/33 - 11/20/33	United States	910,887	911,787
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	1,394,726	1,445,214
GNMA II SF 30 Year, 6.50%, 4/15/31 - 2/20/34	United States	921,744	969,938
GNMA II SF 30 Year, 7.00%, 2/20/32	United States	1,057,765	1,120,770
GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	253,467	271,216

			13,285,893

Other U.S. Government and Agencies Securities 4.8%
FHLMC, 2.375%, 2/15/07	United States	300,000	294,629
FHLMC, 2.375%, 4/15/06	United States	1,700,000	1,685,456
FHLMC, 2.875%, 12/15/06	United States	1,430,000	1,420,633
FHLMC, 4.50%, 1/15/13	United States	1,580,000	1,595,862
FHLMC, 4.50%, 1/15/14	United States	1,000,000	1,001,439
FHLMC, 5.50%, 9/15/11	United States	300,000	322,763
FHLMC, 7.00%, 3/15/10	United States	300,000	342,992
FNMA, 4.25%, 5/15/09	United States	260,000	264,809

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Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[e]		VALUE
U.S. Government and Agency Securities (cont.)
Other U.S. Government and Agencies Securities (cont.)
FNMA, 4.375%, 3/15/13	United States	$1,600,000		$1,598,347
FNMA, 5.00%, 1/15/07	United States	900,000		930,810
FNMA, 5.25%, 1/15/09	United States	250,000		264,164
FNMA, 5.25%, 6/15/06	United States	900,000		926,866
FNMA, 6.00%, 5/15/11	United States	500,000		550,831
FNMA, 6.00%, 12/15/05	United States	500,000		514,118
FNMA, 6.625%, 11/15/10	United States	350,000		396,026
U.S. Treasury Bond, 4.875%, 2/15/12	United States	2,000,000		2,114,532
U.S. Treasury Bond, 6.125%, 11/15/27	United States	150,000		175,236
U.S. Treasury Note, 1.625%, 10/31/05	United States	700,000		694,231
U.S. Treasury Note, 2.00%, 5/15/06	United States	1,000,000		988,516
U.S. Treasury Note, 3.00%, 11/15/07	United States	1,500,000		1,491,212
U.S. Treasury Note, 3.125%, 9/15/08	United States	1,500,000		1,485,528
U.S. Treasury Note, 3.25%, 1/15/09	United States	4,900,000		4,859,041
U.S. Treasury Note, 3.375%, 10/15/09	United States	340,000		336,759
U.S. Treasury Note, 4.00%, 11/15/12	United States	150,000		149,795
U.S. Treasury Note, 4.375%, 8/15/12	United States	1,570,000		1,607,963
U.S. Treasury Note, 4.75%, 5/15/14	United States	1,000,000		1,042,422
U.S. Treasury Note, 5.625%, 5/15/08	United States	600,000		643,735

				27,698,715

Total U.S. Government and Agency Securities (Cost $88,015,931)				88,394,664

Foreign Government and Agency Securities 31.9%
New South Wales Treasury Corp., 6.50%, 5/01/06	Australia	3,783,000	AUD	3,007,626
New South Wales Treasury Corp., 8.00%, 3/01/08	Australia	2,501,000	AUD	2,105,534
New South Wales Treasury Corp., 6.00%, 5/01/12	Australia	1,570,000	AUD	1,263,546
Queensland Treasury Corp., 6.00%, 7/14/09	Australia	3,820,000	AUD	3,065,748
Queensland Treasury Corp., 6.00%, 8/14/13	Australia	1,220,000	AUD	988,233
Queensland Treasury Corp., 6.00%, 10/14/15	Australia	1,280,000	AUD	1,038,007
Republic of Austria, 4.00%, 7/15/09	Austria	1,010,000	EUR	1,427,807
Republic of Austria, 5.00%, 7/15/12	Austria	40,000	EUR	59,911
Republic of Austria, 4.65%, 1/15/18	Austria	1,500,000	EUR	2,191,825
Kingdom of Belgium, 4.75%, 9/28/06	Belgium	420,000	EUR	592,145
Kingdom of Belgium, 7.50%, 7/29/08	Belgium	146,000	EUR	229,128
Kingdom of Belgium, 5.00%, 9/28/12	Belgium	790,000	EUR	1,181,216
Republic of Brazil, L, FRN, 3.125%, 4/15/12	Brazil	202,943		194,318
Republic of Brazil, FRN, 3.125%, 4/15/12	Brazil	3,220,614		3,087,422
Republic of Bulgaria, 144A, 8.25%, 1/15/15	Bulgaria	1,178,000		1,479,862
Republic of Bulgaria, Reg S, 8.25%, 1/15/15	Bulgaria	270,000		339,525
Government of Canada, 3.00%, 6/01/06	Canada	7,660,000	CAD	6,406,081
Government of Canada, 3.25%, 12/01/06	Canada	4,250,000	CAD	3,560,595
Government of Canada, 5.25%, 6/01/12	Canada	160,000	CAD	142,993
Republic of Colombia, 10.50%, 7/09/10	Colombia	150,000		175,500
Republic of Colombia, 10.00%, 1/23/12	Colombia	320,000		368,800
Republic of Colombia, 10.75%, 1/15/13	Colombia	930,000		1,113,675
Republic of Colombia, 11.75%, 2/25/20	Colombia	1,110,000		1,420,967
Kingdom of Denmark, 5.00%, 8/15/05	Denmark	1,729,000	DKK	320,496
Kingdom of Denmark, 3.00%, 11/15/06	Denmark	4,400,000	DKK	809,475
Kingdom of Denmark, 6.00%, 11/15/09	Denmark	2,390,000	DKK	491,959
Kingdom of Denmark, 5.00%, 11/15/13	Denmark	5,890,000	DKK	1,182,695
Government of Finland, 5.00%, 7/04/07	Finland	610,000	EUR	874,978

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Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[e]		VALUE
Foreign Government and Agency Securities (cont.)
Government of Finland, 5.75%, 2/23/11	Finland	50,000	EUR	$77,326
Government of Finland, 5.375%, 7/04/13	Finland	1,625,000	EUR	2,500,059
Government of France, 3.00%, 7/12/08	France	1,260,000	EUR	1,720,926
Government of France, 4.00%, 4/25/09	France	1,130,000	EUR	1,598,530
Government of France, 4.00%, 10/25/09	France	943,000	EUR	1,335,876
Federal Republic of Germany, 3.75%, 1/04/09	Germany	1,070,000	EUR	1,498,526
Hellenic Republic, 4.65%, 4/19/07	Greece	190,000	EUR	269,259
Hellenic Republic, 6.50%, 10/22/19	Greece	300,000	EUR	513,011
Government of Hungary, 8.50%, 10/12/05	Hungary	483,800,000	HUF	2,669,609
Indonesia Government, 11.00%, 10/15/14	Indonesia	1,800,000,000	IDR	201,113
Indonesia Recapital Bond, 14.00%, 6/15/09	Indonesia	5,750,000,000	IDR	709,884
Indonesia Recapital Bond, 13.15%, 3/15/10	Indonesia	13,925,000,000	IDR	1,684,651
Indonesia Recapital Bond, 14.25%, 6/15/13	Indonesia	1,980,000,000	IDR	258,099
Indonesia Recapital Bond, 14.275%, 12/15/13	Indonesia	19,319,000,000	IDR	2,523,488
Government of Italy, 4.50%, 5/01/09	Italy	160,000	EUR	230,343
Government of Italy, 5.50%, 11/01/10	Italy	43,000	EUR	65,385
Government of Italy, 7.75%, 11/01/06	Italy	300,000	EUR	444,797
Government of Italy, 6.75%, 2/01/07	Italy	130,000	EUR	191,123
United Mexican States, 8.625%, 3/12/08	Mexico	480,000		546,168
United Mexican States, FRN, 2.753%, 1/13/09	Mexico	540,000		548,100
United Mexican States, 10.375%, 2/17/09	Mexico	134,000		164,025
United Mexican States, 9.875%, 2/01/10	Mexico	1,912,000		2,357,142
United Mexican States, 8.375%, 1/14/11	Mexico	4,040,000		4,753,323
United Mexican States, 8.125%, 12/30/19	Mexico	800,000		942,500
Government of Netherlands, 5.75%, 2/15/07	Netherlands	90,000	EUR	130,166
Government of Netherlands, 3.75%, 7/15/09	Netherlands	80,000	EUR	111,985
Government of Netherlands, 5.00%, 7/15/12	Netherlands	250,000	EUR	373,701
Government of Netherlands, 4.25%, 7/15/13	Netherlands	90,000	EUR	128,254
Government of New Zealand, 6.50%, 2/15/06	New Zealand	2,270,000	NZD	1,632,670
Government of New Zealand, 8.00%, 11/15/06	New Zealand	2,710,000	NZD	2,006,726
Government of New Zealand, 7.00%, 7/15/09	New Zealand	4,590,000	NZD	3,422,741
Government of New Zealand, 6.00%, 11/15/11	New Zealand	1,600,000	NZD	1,149,926
Government of New Zealand, 6.50%, 4/15/13	New Zealand	4,010,000	NZD	2,976,014
Kingdom of Norway, 6.75%, 1/15/07	Norway	8,725,000	NOK	1,559,809
Norwegian Treasury Bill, 6/15/05	Norway	1,400,000	NOK	229,031
Norwegian Treasury Bill, 9/21/05	Norway	16,600,000	NOK	2,700,037
Republic of Panama, 8.875%, 9/30/27	Panama	95,000		105,925
Republic of Panama, 9.375%, 4/01/29	Panama	75,000		88,406
Republic of Peru, 9.125%, 1/15/08	Peru	10,000		11,425
Republic of Peru, 9.875%, 2/06/15	Peru	410,000		506,350
Republic of Peru, FRN, 5.00%, 3/07/17	Peru	178,640		172,115
Republic of Philippines, 9.875%, 3/16/10	Philippines	630,000		686,637
Republic of Philippines, 9.00%, 2/15/13	Philippines	4,310,000		4,420,552
Republic of Poland, 8.50%, 11/12/06	Poland	11,400,000	PLN	3,930,304
Republic of Poland, 8.50%, 5/12/07	Poland	5,300,000	PLN	1,849,418
Republic of Poland, 6.00%, 5/24/09	Poland	23,370,000	PLN	7,715,785
Russian Federation, 144A, 8.25%, 3/31/10	Russia	900,000		996,750
Russian Federation, 144A, 12.75%, 6/24/28	Russia	140,000		230,233
Russian Federation, Reg S, 5.00% to 3/31/07, 7.50% thereafter, 3/31/30	Russia	15,215,000		15,753,611
Russian Federation, Reg S, 11.00%, 7/24/18	Russia	840,000		1,179,223
Russian Federation, Reg S, 12.75%, 6/24/28	Russia	240,000		394,686
Republic of South Africa, 7.375%, 4/25/12	South Africa	30,000		34,350
Republic of South Africa, 8.50%, 6/23/17	South Africa	200,000		252,062

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Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[e]		VALUE
Foreign Government and Agency Securities (cont.)
Korea Treasury Bond, 4.50%, 3/05/06	South Korea	3,500,000,000	KRW	$3,477,202
Korea Treasury Bond, 4.50%, 9/03/06	South Korea	1,000,000,000	KRW	999,345
Korea Treasury Bond, 6.90%, 1/16/07	South Korea	2,040,000,000	KRW	2,139,296
Korea Treasury Bond, 4.75%, 3/12/08	South Korea	8,200,000,000	KRW	8,370,305
Government of Spain, 4.80%, 10/31/06	Spain	100,000	EUR	141,359
Government of Spain, 5.15%, 7/30/09	Spain	210,000	EUR	311,096
Government of Spain, 5.00%, 7/30/12	Spain	350,000	EUR	523,490
Government of Spain, 3.25%, 1/31/05	Spain	573,000	EUR	778,183
Government of Spain, 10.15%, 1/31/06	Spain	58,000	EUR	85,191
Government of Spain, 6.00%, 1/31/08	Spain	260,000	EUR	386,524
Kingdom of Sweden, 6.00%, 2/09/05	Sweden	12,890,000	SEK	1,947,382
Kingdom of Sweden, 3.50%, 4/20/06	Sweden	31,050,000	SEK	4,744,770
Kingdom of Sweden, 8.00%, 8/15/07	Sweden	10,100,000	SEK	1,719,042
Kingdom of Sweden, 6.50%, 5/05/08	Sweden	2,400,000	SEK	401,248
Kingdom of Sweden, 5.00%, 1/28/09	Sweden	13,685,000	SEK	2,205,051
Kingdom of Sweden, 5.50%, 10/08/12	Sweden	21,390,000	SEK	3,592,774
Government of Thailand, 6.00%, 3/05/05	Thailand	63,500,000	THB	1,646,632
Government of Thailand, 8.50%, 10/14/05	Thailand	275,700,000	THB	7,459,162
Government of Thailand, 8.00%, 12/08/06	Thailand	146,050,000	THB	4,123,450
Government of Thailand, 4.125%, 2/12/08	Thailand	17,000,000	THB	449,098
Government of Thailand, 8.50%, 12/08/08	Thailand	14,000,000	THB	425,555
Republic of Ukraine, 144A, 6.875%, 3/04/11	Ukraine	1,730,000		1,779,738
Republic of Ukraine, 144A, 7.65%, 6/11/13	Ukraine	3,800,000		4,072,650
Republic of Ukraine, FRN, 5.33%, 8/05/09	Ukraine	1,275,000		1,352,711
Republic of Ukraine, Reg S, 11.00%, 3/15/07	Ukraine	513,348		552,593
Republic of Ukraine, Reg S, 6.875%, 3/04/11	Ukraine	390,000		401,213
Republic of Ukraine, Reg S, 7.65%, 6/11/13	Ukraine	2,150,000		2,304,263
Republic of Venezuela, FRN, 3.09%, 4/20/11	Venezuela	3,330,000		3,036,544
Republic of Venezuela, 10.75%, 9/19/13	Venezuela	540,000		648,000
Republic of Venezuela, 9.25%, 9/15/27	Venezuela	1,377,000		1,456,178
Republic of Vietnam, 4.00%, 3/12/16	Vietnam	750,000		697,500

Total Foreign Government and Agency Securities (Cost $160,299,232)				183,899,767

Total Long Term Investments (Cost $523,842,262)				562,948,486

		SHARES
Short-Term Investment (Cost $10,582,117) 1.9%
Money Fund
[d]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	10,582,117		10,582,117

Total Investments (Cost $534,424,379) 99.6%				573,530,603
Other Assets, less Liabilities .4%				2,193,266

Net Assets 100.0%				$575,723,869

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Statement of Investments, December 31, 2004 (cont.)

Currency Abbreviation:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

HUF - Hungarian Forint

IDR - Indonesian Rupiah

KRW - South Korean Won

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zloty

SEK - Swedish Krona

THB - Thai Baht

Portfolio Abbreviation:

FRN - Floating Rate Note

SF - Single Family

[a]	See Note 1(f) regarding senior floating rate interests.
[b]	See Note 1(c) regarding securities purchased on a when-issued, delayed delivery, or to-be-announced basis.
[c]	Defaulted securities. See Note 8.
[d]	See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.
[e]	The principal amount is stated in U.S. dollars unless otherwise indicated.

See notes to financial statements.

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Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$523,842,262
Cost - Sweep Money Fund (Note 7)	10,582,117

Total cost of investments	534,424,379

Value - Unaffiliated issuers	562,948,486
Value - Sweep Money Fund (Note 7)	10,582,117

Total value of investments	573,530,603

Cash	33,140
Receivables:
Investment securities sold	4,774
Capital shares sold	1,118,493
Dividends and Interest	8,952,922

Total assets	583,639,932

Liabilities:
Payables:
Investment securities purchased	7,563,872
Capital shares redeemed	895
Affiliates	288,705
Other liabilities	62,591

Total liabilities	7,916,063

Net assets, at value	$575,723,869

Net assets consist of:
Undistributed net investment income	$25,793,329
Net unrealized appreciation (depreciation)	39,268,305
Accumulated net realized gain (loss)	4,900,044
Capital shares	505,762,191

Net assets, at value	$575,723,869

Class 1:
Net assets, at value	$571,067,023

Shares outstanding	44,194,076

Net asset value and offering price per share	$12.92

Class 2:
Net assets, at value	$4,656,846

Shares outstanding	364,483

Net asset value and offering price per share	$12.78

See notes to financial statements.

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Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment income:
Dividends:
Unaffiliated issuers	$576,737
Sweep Money Fund (Note 7)	220,323
Interest	27,699,163

Total investment income	28,496,223

Expenses:
Management fees (Note 3)	1,893,753
Administrative fees (Note 3)	931,045
Distribution fees - Class 2 (Note 3)	8,162
Transfer agent fees	3,974
Custodian fees (Note 4)	105,086
Reports to shareholders	69,869
Professional fees	23,672
Trustees’ fees and expenses	2,667
Other	43,709

Total expenses	3,081,937
Expense reductions (Note 4)	(377)

Net expenses	3,081,560

Net investment income	25,414,663

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	7,278,726
Foreign currency transactions	20,718

Net realized gain (loss)	7,299,444

Net change in unrealized appreciation (depreciation) on:
Investments	14,901,983
Translation of assets and liabilities denominated in foreign currencies	69,021

Net change in unrealized appreciation (depreciation)	14,971,004

Net realized and unrealized gain (loss)	22,270,448

Net increase (decrease) in net assets resulting from operations	$47,685,111

See notes to financial statements.

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Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$25,414,663	$12,510,205
Net realized gain (loss) from investments and foreign currency transactions	7,299,444	3,838,610
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	14,971,004	23,167,485

Net increase (decrease) in net assets resulting from operations	47,685,111	39,516,300
Distributions to shareholders from:
Net investment income:
Class 1	(14,618,436)	(5,519,539)
Class 2	(104,257)	(8,268)
Net realized gains:
Class 1	(589,602)	—
Class 2	(4,270)	—

Total distributions to shareholders	(15,316,565)	(5,527,807)
Capital share transactions: (Note 2)
Class 1	178,968,891	223,318,963
Class 2	2,598,363	1,519,523

Total capital share transactions	181,567,254	224,838,486
Net increase (decrease) in net assets	213,935,800	258,826,979
Net assets:
Beginning of year	361,788,069	102,961,090

End of year	$575,723,869	$361,788,069

Undistributed net investment income included in net assets:
End of year	$25,793,329	$12,709,647

See notes to financial statements.

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Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin Strategic Income Securities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004, over 99% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is to obtain a high level of current income while seeking capital appreciation.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale, are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, U.S. government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

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Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, or TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparties to fulfill their obligations.

f. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

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Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	13,655,449	$168,180,688	19,399,863	$219,913,794
Shares issued in reinvestment of distributions	1,305,411	15,208,038	479,960	5,519,538
Shares redeemed	(365,831)	(4,419,835)	(188,670)	(2,114,369)

Net increase (decrease)	14,595,029	$178,968,891	19,691,153	$223,318,963

Class 2 Shares:
Shares sold	271,535	$3,332,844	181,906	$2,090,164
Shares issued in reinvestment of distributions	9,404	108,527	724	8,268
Shares redeemed	(69,205)	(843,008)	(50,283)	(578,909)

Net increase (decrease)	211,734	$2,598,363	132,347	$1,519,523

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.425%	First $500 million
.325%	Over $500 million, up to and including $1 billion
.280%	Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

b. Administrative Fees

The Fund pays an administrative fee to FT Services of .20% per year of the average daily net assets of the Fund.

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Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $166,730. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

At December 31, 2004, the Fund had deferred ordinary income losses occurring subsequent to October 31, 2004 of $136,543. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from:
Ordinary income	$15,056,746	$5,527,807
Long term capital gain	259,819	—

	$15,316,565	$5,527,807

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$536,953,684

Unrealized appreciation	$38,378,003
Unrealized depreciation	(1,801,084)

Net unrealized appreciation (depreciation)	$36,576,919

Undistributed ordinary income	$31,412,155
Undistributed long term capital gains	2,113,798

Distributable earnings	$33,525,953

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Notes to Financial Statements (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $415,239,713 and $223,902,663 respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 52.3% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2004, the value of these securities was $493,500, representing .09% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

9. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

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Notes to Financial Statements (continued)

9. REGULATORY MATTERS (cont.)

Settlements (cont.)

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

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Notes to Financial Statements (continued)

9. REGULATORY MATTERS (cont.)

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

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Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Strategic Income Securities Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of each of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

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Tax Designation (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby designates $2,115,877 as a capital gain dividend for the fiscal year ended December 31, 2004.

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FRANKLIN U.S. GOVERNMENT FUND

This annual report for Franklin U.S. Government Fund covers the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	10-Year
Average Annual Total Return	+3.71%	+7.07%	+7.32%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/95–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Lehman Brothers (LB) U.S. Intermediate Government Bond Index and the Lipper VIP General U.S. Government Funds Objective Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin U.S. Government Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FUS-1

Fund Goal and Main Investments: Franklin U.S. Government Fund seeks income. The Fund invests predominantly in U.S. government securities, primarily fixed and variable rate mortgage-backed securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund outperformed the LB U.S. Intermediate Government Bond Index’s 2.33% return, but underperformed the Lipper VIP General U.S. Government Funds Objective Average’s 3.92% return for the same period.1

Economic and Market Overview

During the year under review, there was much focus on the employment picture and its resulting effects on the consumer. Although nonfarm payroll statistics were mixed, stronger employment growth fundamentals were reflected in several sources. One was the National Federation of Independent Businesses (NFIB) survey, which was notable because small businesses historically have created about two-thirds of all new jobs.2 During the period under review, more jobs combined with income tax reductions helped increase consumers’ disposable income and allowed them to continue spending, in turn boosting economic growth.

Increases in business spending also contributed to economic growth. After steadily declining in 2001 and 2002, business spending posted strong results during 2004. For example, nonresidential investment spending rose 10.3% for the year.3 Historically low interest rates during the reporting period allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance, and corporate profits reflected this data. Many corporate debt investments also benefited from this improvement. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

Energy prices rose substantially during the year, and then declined toward the end, as oil ended the year at approximately $43 a barrel. In an effort to keep inflation in check, the Federal Reserve Board raised the federal funds target rate to 2.25% from 1.00% during the reporting

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Dennis, William J., Jr., NFIB Research Foundation, “The Public Reviews Small Business,” 8/04.

3. Source: Bureau of Economic Analysis.

Fund Risks: Interest rate movements and mortgage prepayment rates may impact the Fund’s share price and yield. U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. The Fund’s prospectus also includes a description of the main investment risks.

FUS-2

period. However, the core Consumer Price Index, a measure of inflation excluding food and energy costs, rose a relatively modest 2.2% for the 12 months ended December 31, 2004, and helped contribute to the continued low interest rate level during the period.4 Many analysts had expected the 10-year U.S. Treasury yield to increase significantly; however, it ended the year relatively flat. This yield began the year at 4.27%, rose to a high of 4.89% and declined to 4.24% on December 31, 2004.

Investment Strategy

We seek to buy, and hold, high-quality income securities. Using this straightforward approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and non-proprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

Based on our research, we believe mortgage-backed securities and agency securities offer attractive risk-adjusted returns. In the mortgage-backed securities sector, we used our research seeking to uncover areas of the markets where we thought mortgage risk may have offered value. We looked at instruments across the coupon spectrum. In the agency arena, we maintained our positions as we thought they remained attractive core holdings, based on our strategy. The income premium provided by these debentures can help the sector achieve strong risk-adjusted returns across cycles.

Thank you for your participation in Franklin U.S. Government Fund. We look forward to serving your future investment needs.

4. Source: Bureau of Labor Statistics.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin U.S. Government Fund – Class 1

FUS-4

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,031.80	$2.86
Hypothetical (5% return before expenses)	$1,000	$1,027.32	$2.85

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.56%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001		2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.22	$13.61	$13.16	$13.16		$11.78

Income from investment operations:
Net investment income[a]	.51	.51	.71	.80	[d]	.79
Net realized and unrealized gains (losses)	(.05)	(.18)	.57	.17	[d]	.60

Total from investment operations	.46	.33	1.28	.97		1.39

Less distributions from net investment income	(.69)	(.72)	(.83)	(.97)		(.01)

Net asset value, end of year	$12.99	$13.22	$13.61	$13.16		$13.16

Total return[b]	3.71%	2.43%	10.08%	7.62%		11.82%
Ratios/supplemental data
Net assets, end of year (000’s)	$259,833	$311,864	$382,663	$392,453		$424,513
Ratios to average net assets:
Expenses	.54%	.53%	.54%	.53%		.52%
Net investment income	3.90%	3.79%	5.34%	6.06%	[d]	6.48%
Portfolio turnover rate	75.93%	72.09%	86.86%	35.94%		6.28%
Portfolio turnover rate excluding mortgage dollar rolls[c]	33.63%	23.26%	38.47%	29.09%		—

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	See Note 1(d) regarding mortgage dollar rolls.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

Net investment income per share	$.016
Net realized and unrealized gains per share	(.016)
Ratio of net investment income to average net assets	.12%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FUS-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001		2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.08	$13.49	$13.08	$13.11		$11.78

Income from investment operations:
Net investment income[a]	.47	.46	.66	.75	[d]	.77
Net realized and unrealized gains (losses)	(.04)	(.16)	.57	.18	[d]	.57

Total from investment operations	.43	.30	1.23	.93		1.34

Less distributions from net investment income	(.67)	(.71)	(.82)	(.96)		(.01)

Net asset value, end of year	$12.84	$13.08	$13.49	$13.08		$13.11

Total return[b]	3.48%	2.21%	9.77%	7.37%		11.39%
Ratios/supplemental data
Net assets, end of year (000’s)	$332,373	$240,047	$136,875	$23,356		$3,961
Ratios to average net assets:
Expenses	.79%	.78%	.79%	.78%		.77%
Net investment income	3.65%	3.54%	5.09%	5.69%	[d]	6.22%
Portfolio turnover rate	75.93%	72.09%	86.86%	35.94%		6.28%
Portfolio turnover rate excluding mortgage dollar rolls[c]	33.63%	23.26%	38.47%	29.09%		—

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	See Note 1(d) regarding mortgage dollar rolls.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

Net investment income per share	$.016
Net realized and unrealized gains per share	(.016)
Ratio of net investment income to average net assets	.12%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

See notes to financial statements.

FUS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, December 31, 2004

	PRINCIPAL AMOUNT	VALUE
Mortgage-Backed Securities 73.4%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 12.8%
FHLMC Gold 15 Year, 6.50%, 6/01/08 - 7/01/08	$372,712	$390,706
FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/34	14,520,015	14,445,803
FHLMC Gold 30 Year, 5.50%, 7/01/33 - 7/01/34	7,720,085	7,850,961
FHLMC Gold 30 Year, 5.50%, 11/01/34	14,862,091	15,112,439
FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/34	20,028,739	20,714,589
FHLMC Gold 30 Year, 6.50%, 11/01/23 - 7/01/32	6,194,431	6,517,894
FHLMC Gold 30 Year, 7.00%, 4/01/24 - 10/01/32	3,834,651	4,073,318
FHLMC Gold 30 Year, 7.50%, 11/01/22 - 5/01/24	291,558	314,918
FHLMC Gold 30 Year, 8.00%, 7/01/21 - 5/01/22	113,777	123,955
FHLMC Gold 30 Year, 8.50%, 7/01/21 - 2/01/22	64,656	71,342
FHLMC Gold 30 Year, 8.50%, 7/01/31	5,612,949	6,132,786
FHLMC PC 30 Year, 8.00%, 1/01/17 - 9/01/17	35,754	38,895
FHLMC PC 30 Year, 8.50%, 9/01/20	7,822	8,626

		75,796,232

Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate .2%
FHLMC Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 3.575%, 6/01/22	642,574	660,977
FHLMC Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 3.752%, 2/01/19	719,809	742,628

		1,403,605

Federal National Mortgage Association (FNMA) Fixed Rate 6.5%
FNMA 15 Year, 5.50%, 6/01/16 - 11/01/17	3,688,884	3,817,980
FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	4,195,231	4,399,921
FNMA 15 Year, 7.00%, 5/01/24	122,419	130,487
FNMA 30 Year, 5.00%, 3/01/34	2,862,105	2,842,053
FNMA 30 Year, 5.50%, 4/01/33 - 5/01/34	14,320,405	14,555,159
FNMA 30 Year, 6.00%, 1/01/24 - 11/01/31	77,313	80,306
[a]FNMA 30 Year, 6.00%, 1/01/29	6,268,129	6,481,634
FNMA 30 Year, 6.50%, 1/01/24 - 8/01/32	2,316,112	2,436,592
FNMA 30 Year, 7.00%, 9/01/31	584,766	620,091
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	323,437	347,955
FNMA 30 Year, 8.00%, 7/01/16 - 2/01/25	874,268	952,361
FNMA 30 Year, 8.50%, 10/01/19 - 8/01/21	32,911	36,358
FNMA 30 Year, 9.00%, 10/01/26	1,447,937	1,614,112

		38,315,009

Federal National Mortgage Association (FNMA) Adjustable Rate 1.0%
FNMA Cap 12.490%, Margin 2.00% + CMT, Resets Annually, 4.312%, 2/01/19	520,055	525,987
FNMA Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 3.93%, 9/01/18	979,138	1,003,935
FNMA Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 4.411%, 7/01/19	898,478	910,686
FNMA Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 3.747%, 1/01/18	2,963,890	3,044,432
FNMA Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 5.455%, 3/01/20	289,644	299,579

		5,784,619

Government National Mortgage Association (GNMA) Fixed Rate 52.9%
GNMA PL 30 Year, 7.25%, 5/15/22 - 8/15/22	556,029	571,315
GNMA I SF 30 Year, 5.00%, 7/15/33 - 8/15/34	22,653,876	22,701,103
GNMA I SF 30 Year, 5.00%, 9/15/33	6,202,258	6,217,583
GNMA I SF 30 Year, 5.50%, 11/15/28 - 9/15/34	62,555,633	63,969,472
[a]GNMA I SF 30 Year, 5.50%, 1/15/33	6,000,000	6,123,750
GNMA I SF 30 Year, 5.50%, 6/15/33	7,665,748	7,839,136
GNMA I SF 30 Year, 6.00%, 11/15/23 - 3/15/34	24,496,244	25,445,040

FUS-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, December 31, 2004 (cont.)

	PRINCIPAL AMOUNT	VALUE
Mortgage-Backed Securities (cont.)
Government National Mortgage Association (GNMA) Fixed Rate (cont.)
GNMA I SF 30 Year, 6.50%, 5/15/23 - 2/15/33	$29,031,921	$30,631,311
GNMA I SF 30 Year, 7.00%, 3/15/22 - 1/15/32	8,764,662	9,346,838
GNMA I SF 30 Year, 7.25%, 11/15/25	47,779	51,260
GNMA I SF 30 Year, 7.50%, 2/15/17 - 3/15/32	4,145,389	4,472,639
GNMA I SF 30 Year, 8.00%, 4/15/05 - 6/15/24	1,795,177	1,964,881
GNMA I SF 30 Year, 8.25%, 4/15/25	155,708	169,864
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	493,830	542,555
GNMA I SF 30 Year, 9.00%, 4/15/16 - 7/15/20	282,842	317,532
GNMA I SF 30 Year, 9.50%, 7/15/16 - 6/15/21	577,738	651,755
GNMA I SF 30 Year, 10.00%, 8/15/17 - 8/15/21	612,586	685,152
GNMA II SF 30 Year, 5.00%, 9/20/33	21,075,435	21,100,261
GNMA II SF 30 Year, 5.00%, 10/20/33	2,731,461	2,733,948
GNMA II SF 30 Year, 5.00%, 11/20/33	6,284,894	6,290,616
GNMA II SF 30 Year, 5.50%, 5/20/34 - 8/20/34	1,943,966	1,983,773
GNMA II SF 30 Year, 5.50%, 6/20/34	7,699,535	7,862,775
GNMA II SF 30 Year, 5.50%, 11/20/34	7,197,982	7,350,776
GNMA II SF 30 Year, 5.50%, 12/20/34	11,753,759	12,003,260
GNMA II SF 30 Year, 6.00%, 11/20/23 - 11/20/34	6,969,040	7,224,693
GNMA II SF 30 Year, 6.00%, 6/20/34	11,680,747	12,103,585
GNMA II SF 30 Year, 6.00%, 7/20/34	7,604,608	7,879,664
GNMA II SF 30 Year, 6.00%, 9/20/34	15,688,222	16,256,299
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	10,838,433	11,406,698
GNMA II SF 30 Year, 7.00%, 8/20/29 - 11/20/32	14,265,203	15,117,936
GNMA II SF 30 Year, 7.50%, 11/20/16 - 5/20/33	1,783,112	1,916,283
GNMA II SF 30 Year, 8.00%, 7/20/16 - 8/20/26	140,361	152,521
GNMA II SF 30 Year, 9.50%, 4/20/25	27,402	30,767

		313,115,041

Total Mortgage-Backed Securities (Cost $427,694,357)		434,414,506

Other U.S. Government and Agency Securities 22.0%
Federal Farm Credit Bank, 4.45%, 8/27/10	15,000,000	15,307,695
Federal Farm Credit Bank, 4.50%, 7/09/07	10,000,000	10,275,120
Federal Home Loan Bank, 2.25%, 5/15/06	25,000,000	24,724,200
Federal Home Loan Bank, 2.625%, 5/15/07	15,000,000	14,765,880
Federal Home Loan Bank, 4.875%, 5/15/07	5,000,000	5,173,325
FICO, Strip, Series 12, zero cpn., 12/06/14	13,569,000	8,521,766
FICO, Strip, Series 16, zero cpn., 10/05/10	4,745,000	3,766,600
Housing and Urban Development, 96-A, 7.625%, 8/01/14	5,000,000	5,128,720
Housing and Urban Development, 96-A, 7.66%, 8/01/15	5,000,000	5,127,870
Small Business Administration, 4.35%, 6/25/19	726,044	746,605
Small Business Administration, 4.625%, 3/25/18	1,012,031	1,054,047
Small Business Administration, 6.00%, 9/01/18	5,307,436	5,597,244
Small Business Administration, 6.45%, 12/01/15	1,790,134	1,885,891
Small Business Administration, 6.70%, 12/01/16	1,954,119	2,077,106
Small Business Administration, 6.85%, 7/01/17	2,070,188	2,212,618
Tennessee Valley Authority, 5.88%, 4/01/36	10,000,000	11,009,960
Tennessee Valley Authority, Strip, zero cpn., 4/15/42	6,000,000	4,492,128
U.S. Treasury Note, 4.75%, 5/15/14	8,000,000	8,339,376

Total Other U.S. Government and Agency Securities (Cost $124,853,027)		130,206,151

Total Long Term Investments (Cost $552,547,384)		564,620,657

FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, December 31, 2004 (cont.)

	PRINCIPAL AMOUNT	VALUE
Short Term Investments (Cost $36,287,504) 6.1%
Repurchase Agreement
[b]Joint Repurchase Agreement, 1.915%, 1/03/05, (Maturity Value $36,293,296)	$36,287,504	$36,287,504

ABN AMRO Bank, N.V., New York Branch (Maturity Value $3,583,237)

Banc of America Securities LLC (Maturity Value $1,343,578)

Barclays Capital Inc. (Maturity Value $1,657,152)

Bear, Stearns & Co. Inc. (Maturity Value $2,821,804)

BNP Paribas Securities Corp. (Maturity Value $3,583,237)

Deutsche Bank Securities Inc. (Maturity Value $1,791,800)

Goldman, Sachs & Co. (Maturity Value $3,583,237)

Greenwich Capital Markets Inc. (Maturity Value $3,583,237)

Lehman Brothers Inc. (Maturity Value $3,596,303)

Merrill Lynch Government Securities Inc. (Maturity Value $3,583,237)

Morgan Stanley & Co. Inc. (Maturity Value $3,583,237)

UBS Securities LLC (Maturity Value $3,583,237)

Collateralized by U.S. Government Agency Securities, 0.00 - 7.125%, 1/05/05 - 9/15/09;
[c]U.S. Treasury Bills, 3/24/05 - 3/31/05; U.S. Treasury Bonds, 9.375 - 12.00%, 5/15/05 - 2/15/06; and
U.S. Treasury Notes, 1.50 - 7.00%, 2/28/05 - 6/15/09

Total Investments (Cost $588,834,888) 101.5%		600,908,161
Other Assets, less Liabilities (1.5)%		(8,702,442)

Net Assets 100.0%		$592,205,719

Portfolio Abbreviations:

3CMT - 3 Year Constant Maturity Treasury Index

CMT - 1 Year Constant Maturity Index

FICO - Financing Corporation

PC - Participation Certificates

PL - Project Loan

SF - Single Family

[a]	See Note 1(c) regarding securities purchased on a to-be-announced basis.
[b]	See Note 1(b) regarding joint repurchase agreement.
[c]	Security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

FUS-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements

Statements of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$552,547,384
Cost - Repurchase agreements	36,287,504

Total cost of investments	588,834,888

Value - Unaffiliated issuers	564,620,657
Value - Repurchase agreements	36,287,504

Total value of investments	600,908,161

Receivables:
Investment securities sold	61,720
Capital shares sold	1,143,994
Interest	3,233,064

Total assets	605,346,939

Liabilities:
Payables:
Investment securities purchased	12,619,450
Capital shares redeemed	108,513
Affiliates	316,213
Other liabilities	97,044

Total liabilities	13,141,220

Net assets, at value	$592,205,719

Net assets consist of:
Undistributed net investment income	$23,168,032
Net unrealized appreciation (depreciation)	12,073,273
Accumulated net realized gain (loss)	(14,327,850)
Capital shares	571,292,264

Net assets, at value	$592,205,719

Class 1:
Net assets, at value	$259,832,893

Shares outstanding	19,996,793

Net asset value and offering price per share	$12.99

Class 2:
Net assets, at value	$332,372,826

Shares outstanding	25,887,171

Net asset value and offering price per share	$12.84

See notes to financial statements.

FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statements of Operations

for the year ended December 31, 2004

Investment income:
Interest	$24,914,665

Expenses:
Management fees (Note 3)	2,777,945
Distribution fees - Class 2 (Note 3)	701,151
Transfer agent fees	6,081
Custodian fees (Note 4)	13,451
Reports to shareholders	172,513
Professional fees	29,353
Trustees’ fees and expenses	3,518
Other	33,110

Total expenses	3,737,122
Expense reductions (Note 4)	(181)

Net expenses	3,736,941

Net investment income	21,177,724

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	1,888,065
Net unrealized appreciation (depreciation) on investments	(3,219,589)

Net realized and unrealized gain (loss)	(1,331,524)

Net increase (decrease) in net assets resulting from operations	$19,846,200

See notes to financial statements.

FUS-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$21,177,724	$20,386,898
Net realized gain (loss) from investments	1,888,065	3,046,596
Net change in unrealized appreciation (depreciation) on investments	(3,219,589)	(10,903,820)

Net increase (decrease) in net assets resulting from operations	19,846,200	12,529,674
Distributions to shareholders from:
Net investment income:
Class 1	(14,507,038)	(18,596,320)
Class 2	(13,738,794)	(10,519,204)

Total distributions to shareholders	(28,245,832)	(29,115,524)
Capital share transactions: (Note 2)
Class 1	(47,652,579)	(60,577,726)
Class 2	96,329,567	109,553,750

Total capital share transactions	48,676,988	48,976,024
Net increase (decrease) in net assets	40,277,356	32,390,174
Net assets:
Beginning of year	551,928,363	519,538,189

End of year	$592,205,719	$551,928,363

Undistributed net investment income included in net assets:
End of year	$23,168,032	$25,304,961

See notes to financial statements.

FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin U.S. Government Fund (the Fund) included in this report is diversified. The financial statements of the remaining Funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004 over 88% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

U.S. Government securities, Mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2004, all repurchase agreements held by the Fund had been entered into on that date.

c. Securities Purchased on a TBA Basis

The Fund may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

FUS-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FUS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	265,352	$3,467,554	429,090	$5,692,469
Shares issued in reinvestment of distributions	1,161,492	14,507,038	1,410,949	18,596,320
Shares redeemed	(5,017,887)	(65,627,171)	(6,372,407)	(84,866,515)

Net increase (decrease)	(3,591,043)	$(47,652,579)	(4,532,368)	$(60,577,726)

Class 2 Shares:
Shares sold	8,471,419	$108,971,934	10,564,288	$140,491,586
Shares issued in reinvestment of distributions	1,111,553	13,738,794	806,069	10,519,204
Shares redeemed	(2,048,963)	(26,381,161)	(3,162,095)	(41,457,040)

Net increase (decrease)	7,534,009	$96,329,567	8,208,262	$109,553,750

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net asset of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FUS-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses of $13,812,268, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2005	$169,754
2008	5,752,213
2011	4,558,723
2012	3,331,578

$13,812,268

At December 31, 2004, the Fund has deferred capital losses occurring subsequent to October 31, 2004 of $503,647. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003

Distributions paid from ordinary income	$28,245,832	$29,115,524

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, mortgage dollar rolls, paydown losses and bond discounts and premiums.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$589,651,405

Unrealized appreciation	$12,890,661
Unrealized depreciation	(1,633,905)

Net unrealized appreciation (depreciation)	$11,256,756

Distributable earnings - undistributed ordinary income	$23,972,618

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004 aggregated $430,399,250 and $415,319,368, respectively.

FUS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (continued)

7. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

FUS-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

Settlements (cont.)

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

FUS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin U.S. Government Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FUS-20

FRANKLIN ZERO COUPON FUND 2005

This annual report for Franklin Zero Coupon Fund 2005 covers the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	10-Year
Average Annual Total Return	+0.69%	+6.76%	+7.93%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/95–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Merrill Lynch 5-Year and 2-Year Zero Coupon Bond Indexes and the Merrill Lynch U.S. Treasury Strips 1-Year Index, as well as the Consumer Price Index (CPI). The graph shows the 1-Year Index, reflecting the portfolio’s changing composition as it moves toward its 2005 target date. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Zero Coupon Fund 2005 – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FZ5-1

Fund Goal and Main Investments: Franklin Zero Coupon Fund 2005 seeks as high an investment return as is consistent with capital preservation. The Fund invests predominantly in zero coupon debt securities, primarily U.S. Treasury-issued stripped securities and stripped securities issued by the U.S. government or its agencies and authorities. The Fund may not be appropriate for those who intend to redeem units before the maturity date.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmarks, the Merrill Lynch 5-Year Zero Coupon Bond Index and Merrill Lynch 2-Year Zero Coupon Bond Index, which returned 3.22% and 0.94% for the period under review.1 In addition, the Fund underperformed the Merrill Lynch U.S. Treasury Strips 1-Year Index’s 0.87% total return.

Economic and Market Overview

During the year under review, there was much focus on the employment picture and its resulting effects on the consumer. Although nonfarm payroll statistics were mixed, stronger employment growth fundamentals were reflected in several sources. One was the National Federation of Independent Businesses (NFIB) survey, which was notable because small businesses historically have created about two-thirds of all new jobs.2 During the period under review, more jobs combined with income tax reductions helped increase consumers’ disposable income and allowed them to continue spending, in turn boosting economic growth.

Increases in business spending also contributed to economic growth. After steadily declining in 2001 and 2002, business spending posted strong results during 2004. For example, nonresidential investment spending rose 10.3% for the year.3 Historically low interest rates during

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Dennis, William J., Jr., NFIB Research Foundation, “The Public Reviews Small Business,” 8/04.

3. Source: Bureau of Economic Analysis.

Fund Risks: Because zero coupon securities do not pay interest, their market value can fall more dramatically than interest-paying securities of similar maturities when interest rates rise. The Fund’s prospectus also includes a description of the main investment risks.

FZ5-2

the reporting period allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance, and corporate profits reflected this data. Many corporate debt investments also benefited from this improvement. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

Energy prices rose substantially during the year, and then declined toward the end, as oil ended the year at approximately $43 a barrel. In an effort to keep inflation in check, the Federal Reserve Board raised the federal funds target rate to 2.25% from 1.00% during the reporting period. However, the core Consumer Price Index, a measure of inflation excluding food and energy costs, rose a relatively modest 2.2% for the 12 months ended December 31, 2004, and helped contribute to the continued low interest rate level during the period.4 Many analysts had expected the 10-year U.S. Treasury yield to increase significantly; however, it ended the year relatively flat. This yield began the year at 4.27%, rose to a high of 4.89% and declined to 4.24% on December 31, 2004.

Investment Strategy

In selecting investments for the Fund, we seek to keep the Fund’s average duration to within 12 months of its maturity Target Date. Duration is a measure of the length of an investment, taking into account the timing and amount of any interest payments and the principal repayment. Duration is also a measure of a bond’s price sensitivity to interest rates.

4. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FZ5-3

Manager’s Discussion

Zero coupon bond prices rose modestly for the year although intermediate-term Treasury note yields were fairly flat. Keep in mind that, with less than one year to target maturity at the end of the reporting period, Franklin Zero Coupon Fund 2005’s portfolio became increasingly less sensitive to interest-rate changes, which reduced the portfolio’s risk but also diminished chances for capital appreciation.

Thank you for your participation in Franklin Zero Coupon Fund 2005. We look forward to serving your future investment needs.

Franklin Zero Coupon Fund 2005 will mature on December 16, 2005 (“Target Date”).

On the Target Date, the Fund will be converted into cash. At least 30 days prior to the Target Date, contract owners will be notified and given an opportunity to select another investment option. If the contract owner does not complete an instruction form directing what should be done with the cash proceeds, the proceeds will be automatically invested in a money market fund available under the contract and the contract owners will be notified of such event.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FZ5-4

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Zero Coupon Fund 2005 – Class 1

FZ5-5

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,006.70	$3.43
Hypothetical (5% return before expenses)	$1,000	$1,021.72	$3.46

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.68%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FZ5-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Financial Highlights

	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.91	$16.43	$16.02	$15.88	$14.51

Income from investment operations:
Net investment income[a]	.82	.87	.94	.94	.93
Net realized and unrealized gains (losses)	(.72)	(.53)	.61	.42	.84

Total from investment operations	.10	.34	1.55	1.36	1.77

Less distributions from:
Net investment income	(.88)	(.80)	(1.02)	(1.04)	(.01)
Net realized gains	—	(.06)	(.12)	(.18)	(.39)

Total distributions	(.88)	(.86)	(1.14)	(1.22)	(.40)

Net asset value, end of year	$15.13	$15.91	$16.43	$16.02	$15.88

Total return[b]	.69%	2.01%	10.11%	8.93%	12.56%
Ratios/supplemental data
Net assets, end of year (000’s)	$87,044	$76,371	$71,051	$60,233	$62,288
Ratios to average net assets:
Expenses	.67%	.68%	.68%	.68%	.66%
Net investment income	5.31%	5.40%	5.85%	5.87%	6.27%
Portfolio turnover rate	24.44%	5.07%	12.63%	2.02%	32.88%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FZ5-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Statement of Investments, December 31, 2004

	Principal Amount	Value
U.S. Government and Agency Securities 98.8%
FHLB, 2.50%, 3/15/06	$5,300,000	$5,266,636
FICO, Strip, 3/26/05	5,000,000	4,972,625
FICO, Strip, 10/06/05	11,400,000	11,158,582
FICO, Strip, 1, 5/11/05	3,500,000	3,468,560
FICO, Strip, 19, 12/06/05	10,000,000	9,732,430
FNMA, Strip, 2/12/06	250,000	240,906
FNMA, Strip, 2/12/08	120,000	107,215
FNMA, Strip, 1, 2/12/05	1,000,000	997,254
FNMA, Strip, 1, 8/12/05	875,000	859,415
FNMA, Strip, 1, 2/01/06	4,307,000	4,157,569
FNMA, Strip, 1, 8/01/06	530,000	500,892
FNMA, Strip, 1, 2/01/08	1,730,000	1,532,190
REFCO, Strip, 1/15/06	6,500,000	6,315,238
REFCO, Strip, 4/15/06	3,000,000	2,891,448
Tennessee Valley Authority, Strip, 4/15/05	2,260,000	2,243,565
Tennessee Valley Authority, Strip, 10/15/05	1,000,000	977,051
U.S. Treasury, Strip, 2/15/06	31,500,000	30,553,772

Total U.S. Government and Agency Securities (Cost $83,890,504)		85,975,348

Repurchase Agreement (Cost $1,080,316) 1.2%
[a]Joint Repurchase Agreement, 1.915%, 1/03/05 (Maturity Value $1,080,488)	1,080,316	1,080,316

ABN AMRO Bank, N.V., New York Branch (Maturity Value $106,677)
Banc of America Securities LLC (Maturity Value $40,000)
Barclays Capital Inc. (Maturity Value $49,335)
Bear, Stearns & Co. Inc. (Maturity Value $84,008)
BNP Paribas Securities Corp. (Maturity Value $106,677)
Deutsche Bank Securities Inc. (Maturity Value $53,344)
Goldman, Sachs & Co. (Maturity Value $106,677)
Greenwich Capital Markets Inc. (Maturity Value $106,677)
Lehman Brothers Inc. (Maturity Value $107,066)
Merrill Lynch Government Securities Inc. (Maturity Value $106,677)
Morgan Stanley & Co. Inc. (Maturity Value $106,677)
UBS Securities LLC (Maturity Value $106,673)

Collateralized U.S. Government Agency Securities, 0.00% - 7.125%, 1/01/05 - 9/15/09;[b] U.S. Treasury Bills, 3/24/05 - 3/31/05, U.S. Treasury Bonds, 9.375% - 12.00%, 5/15/05 - 2/15/06 and U.S. Treasury Notes,
1.50% - 7.00%, 2/28/05 - 6/15/09

Total Investments (Cost $84,970,820) 100.0%		87,055,664
Other Assets, less Liabilities		(12,047)

Net Assets 100.0%		$87,043,617

Portfolio Abbreviations

FHLB - Federal Home Loan Bank

FICO - The Financing Corporation

FNMA - Federal National Mortgage Association

REFCO - The Resolution Funding Corporation

[a]	See Note 1(b) regarding joint repurchase agreement.
[b]	Security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

FZ5-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$83,890,504
Cost - Repurchase agreements	1,080,316

Total cost of investments	84,970,820

Value - Unaffiliated issuers	85,975,348
Value - Repurchase agreements	1,080,316

Total value of investments	87,055,664

Receivables:
Capital shares sold	15,003
Interest	38,646

Total assets	87,109,313

Liabilities:
Payables:
Capital shares redeemed	618
Affiliates	45,772
Reports to shareholders	4,473
Professional fees	13,116
Other liabilities	1,717

Total liabilities	65,696

Net assets, at value	$87,043,617

Net assets consist of:
Undistributed net investment income	$3,975,285
Net unrealized appreciation (depreciation)	2,084,844
Accumulated net realized gain (loss)	(56,877)
Capital shares	81,040,365

Net assets, at value	$87,043,617

Shares outstanding	5,753,103

Net asset value and offering price per share	$15.13

See notes to financial statements.

FZ5-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment Income:
Interest	$4,860,960

Expenses:
Management fees (Note 3)	507,119
Transfer agent fees	885
Custodian fees (Note 4)	2,474
Reports to shareholders	20,309
Professional fees	12,608
Trustees’ fees and expenses	501
Other	3,197

Total expenses	547,093

Net investment income	4,313,867

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(42,874)
Net change in unrealized appreciation (depreciation) on investments	(3,729,963)

Net realized and unrealized gain (loss)	(3,772,837)

Net increase (decrease) in net assets resulting from operations	$541,030

See notes to financial statements.

FZ5-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$4,313,867	$4,061,185
Net realized gain (loss) from investments	(42,874)	(14,066)
Net change in unrealized appreciation (depreciation) on investments	(3,729,963)	(2,556,128)

Net increase (decrease) in net assets resulting from operations	541,030	1,490,991
Distributions to shareholders from:
Net investment income	(4,399,116)	(3,640,052)
Net realized gains	—	(256,386)

Total distributions to shareholders	(4,399,116)	(3,896,438)
Capital share transactions Class 1 (Note 2)	14,530,393	7,725,408

Net increase (decrease) in net assets	10,672,307	5,319,961
Net assets:
Beginning of year	76,371,310	71,051,349

End of year	$87,043,617	$76,371,310

Undistributed net investment income included in net assets:
End of year	$3,975,285	$4,060,597

See notes to financial statements.

FZ5-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin Zero Coupon Fund – 2005 (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004, 100% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is current income.

Subject to Board of Trustee approval, the Fund will be liquidated in December 2005.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges, are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2004, all repurchase agreements held by the Fund had been entered into on that date.

c. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to

FZ5-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Income Taxes (cont.)

shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,537,009	$23,786,436	1,007,335	$16,303,259
Shares issued in reinvestment of distributions	293,274	4,399,116	243,985	3,896,438
Shares redeemed	(876,746)	(13,655,159)	(775,693)	(12,474,289)

Net increase (decrease)	953,537	$14,530,393	475,627	$7,725,408

FZ5-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets of the Fund, and is not an additional expense of the Fund.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, there were no credits earned.

5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses of $14,679 which may be carried over to offset future capital gains. Such losses expire upon the anticipated liquidation of the Fund.

At December 31, 2004, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $18,284. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

FZ5-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Notes to Financial Statements (continued)

5. INCOME TAXES (cont.)

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from:
Ordinary income	$4,399,116	$3,661,014
Long term capital gain	—	235,424

	$4,399,116	$3,896,438

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$84,994,698

Unrealized appreciation	$2,183,190
Unrealized depreciation	(122,224)

Net unrealized appreciation (depreciation)	$2,060,966

Distributable earnings – undistributed ordinary income	$3,975,246

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $29,152,705 and $19,653,659, respectively.

7. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

FZ5-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

Settlements (cont.)

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

FZ5-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

Settlements (cont.)

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker- dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

FZ5-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2005

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Zero Coupon Fund – 2005 (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Account Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 1, subject to Board of Trustee approval, the Fund will be terminated in December 2005.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FZ5-18

FRANKLIN ZERO COUPON FUND 2010

This annual report for Franklin Zero Coupon Fund 2010 covers the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	10-Year
Average Annual Total Return	+4.72%	+10.31%	+10.27%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/95–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Merrill Lynch 10-Year and 5-Year Zero Coupon Bond Indexes, as well as the Consumer Price Index (CPI). The 5-Year Index is replacing the 10-Year Index, reflecting the portfolio’s changing composition as it moves toward its 2010 target date. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Zero Coupon Fund 2010 – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FZ10-1

Fund Goal and Main Investments: Franklin Zero Coupon Fund 2010 seeks as high an investment return as is consistent with capital preservation. The Fund invests predominantly in zero coupon debt securities, primarily U.S. Treasury-issued stripped securities and stripped securities issued by the U.S. government or its agencies and authorities. The Fund may not be appropriate for those who intend to redeem units before the maturity date.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund underperformed the Merrill Lynch 10-Year Zero Coupon Bond Index’s 7.03% total return, but outperformed the Merrill Lynch 5-Year Zero Coupon Bond Index’s 3.22% total return.1

Economic and Market Overview

During the year under review, there was much focus on the employment picture and its resulting effects on the consumer. Although nonfarm payroll statistics were mixed, stronger employment growth fundamentals were reflected in several sources. One was the National Federation of Independent Businesses (NFIB) survey, which was notable because small businesses historically have created about two-thirds of all new jobs.2 During the period under review, more jobs combined with income tax reductions helped increase consumers’ disposable income and allowed them to continue spending, in turn boosting economic growth.

Increases in business spending also contributed to economic growth. After steadily declining in 2001 and 2002, business spending posted strong results during 2004. For example, nonresidential investment spending rose 10.3% for the year.3 Historically low interest rates during the reporting period allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance, and corporate profits reflected this data. Many corporate debt investments also benefited from this improvement. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

Energy prices rose substantially during the year, and then declined toward the end, as oil ended the year at approximately $43 a barrel. In an effort to keep inflation in check, the Federal Reserve Board raised the

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Dennis, William J., Jr., NFIB Research Foundation, “The Public Reviews Small Business,” 8/04.

3. Source: Bureau of Economic Analysis.

Fund Risks: Because zero coupon securities do not pay interest, their market value can fall more dramatically than interest-paying securities of similar maturities when interest rates rise. The Fund’s prospectus also includes a description of the main investment risks.

FZ10-2

federal funds target rate to 2.25% from 1.00% during the reporting period. However, the core Consumer Price Index, a measure of inflation excluding food and energy costs, rose a relatively modest 2.2% for the 12 months ended December 31, 2004, and helped contribute to the continued low interest rate level during the period.4 Many analysts had expected the 10-year U.S. Treasury yield to increase significantly; however, it ended the year relatively flat. This yield began the year at 4.27%, rose to a high of 4.89% and declined to 4.24% on December 31, 2004.

Investment Strategy

In selecting investments for the Fund, we seek to keep the Fund’s average duration to within 12 months of its maturity Target Date. Duration is a measure of the length of an investment, taking into account the timing and amount of any interest payments and the principal repayment. Duration is also a measure of a bond’s price sensitivity to interest rates.

Manager’s Discussion

Zero coupon bond prices rose modestly for the year although intermediate-term Treasury note yields declined slightly. Franklin Zero Coupon Fund 2010 reflected this general market trend.

Thank you for your participation in Franklin Zero Coupon Fund 2010. We look forward to serving your future investment needs.

4. Source: Bureau of Labor Statistics.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FZ10-3

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Zero Coupon Fund 2010 – Class 1

FZ10-4

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

CLASS 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,048.30	$3.45
Hypothetical (5% return before expenses)	$1,000	$1,021.77	$3.40

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.67%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FZ10-5

SUPPLEMENT DATED FEBRUARY 9, 2005

TO THE CLASS 1 PROSPECTUS DATED MAY 1, 2004, OF

FRANKLIN ZERO COUPON FUNDS: MATURING IN 2005 AND 2010

(Franklin Templeton Variable Insurance Products Trust)

The Class 1 prospectus for the Franklin Zero Coupon Funds: maturing in 2005 and 2010 is amended as follows:

I.	For Franklin Zero Coupon Fund 2010, the Annual Fund Operating Expenses table and Example are restated as follows:

ANNUAL FUND OPERATING EXPENSES

(expenses deducted from Fund assets)

Franklin Zero Coupon Fund 2010, Class 1
Management fees[1]	0.62%
Other expenses	0.06%

Total annual Fund operating expenses	0.68%

1. The Fund’s administration fees are paid indirectly through the management fee.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown;
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Franklin Zero Coupon Fund 2010, Class 1	$69	$218	$379	$847

II.	For Franklin Zero Coupon Fund 2010, in the second table under “Financial Highlights,” the following “Ratios to average net assets (%)” for the year ended December 31, 2003, are restated:

Expenses	.68
Net investment income	4.93

Please keep this supplement for future reference

FZ10-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Financial Highlights

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.55	$16.61	$15.33	$16.50	$14.15

Income from investment operations:
Net investment income[a]	.81	.82	.87	.92	.94
Net realized and unrealized gains (losses)	(.08)	(.20)	2.03	(.06)	1.67

Total from investment operations	.73	.62	2.90	.86	2.61

Less distributions from:
Net investment income	(.79)	(.68)	(.95)	(1.21)	(.02)
Net realized gains	—	—	(.67)	(.82)	(.24)

Total distributions	(.79)	(.68)	(1.62)	(2.03)	(.26)

Net asset value, end of year	$16.49	$16.55	$16.61	$15.33	$16.50

Total return[b]	4.72%	3.59%	20.10%	5.62%	18.72%
Ratios/supplemental data
Net assets, end of year (000’s)	$78,978	$72,833	$68,489	$51,002	$56,720
Ratios to average net assets:
Expenses	.68%	.68%[c]	.68%	.68%	.65%
Net investment income	4.91%	4.93%[c]	5.48%	5.73%	6.28%
Portfolio turnover rate	11.74%	38.37%	19.03%	23.68%	34.39%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]Expense	and Net investment income ratios have been corrected. As of December 31, 2003, the Expense ratio and Net investment income ratio previously presented were .65% and 4.77%, respectively.

See notes to financial statements.

FZ10-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003[c]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.52	$17.39

Income from investment operations:
Net investment income[a]	.77	.49
Net realized and unrealized gains (losses)	(.08)	(.68)

Total from investment operations	.69	(.19)

Less distributions from net investment income	(.78)	(.68)

Net asset value, end of year	$16.43	$16.52

Total return[b]	4.45%	3.40%
Ratios/supplemental data
Net assets, end of year (000’s)	$14,251	$11,649
Ratios to average net assets:
Expenses	.93%	.93%	[d],e
Net investment income	4.66%	4.68%	[d],e
Portfolio turnover rate	11.74%	38.37%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period May 12, 2003 (effective date) to December 31, 2003.
[d]	Annualized
[e]Expense	and Net investment income ratios have been corrected. As of December 31, 2003, the Expense ratio and Net investment income ratio previously presented were .90% and 4.52%, respectively.

See notes to financial statements.

FZ10-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND - 2010

Statement of Investments, December 31, 2004

	PRINCIPAL AMOUNT	VALUE
U.S. Government and Agency Securities 89.4%
FHLMC, Strip, 7/15/10	$11,150,000	$8,929,968
FHLMC, Strip, 1/15/11	10,629,000	8,274,964
FICO, Strip, 19, 6/06/10	9,800,000	7,913,647
FICO, Strip, A, 8/08/10	7,000,000	5,597,410
FNMA, Strip, 8/12/09	1,975,000	1,644,950
FNMA, Strip, 8/01/10	8,250,000	6,416,297
FNMA, Strip, 8/12/10	1,230,000	973,845
REFCO, Strip, 10/15/10	10,000,000	7,985,780
Tennessee Valley Authority, Strip, 1/01/10	412,000	329,792
Tennessee Valley Authority, Strip, 4/15/10	12,000,000	9,669,708
Tennessee Valley Authority, Strip, 10/15/10	1,320,000	1,036,665
Tennessee Valley Authority, Strip, 1/15/11	10,669,000	8,242,357
Tennessee Valley Authority, Strip, 10/15/11	7,295,000	5,402,152
U.S. Treasury, Strip, 2/15/11	13,871,000	10,926,020

Total U.S. Government and Agency Securities (Cost $74,355,864)		83,343,555

Other Securities - AAA Rated 9.0%
International Bank for Reconstruction & Development, 2/15/11	1,392,000	1,057,756
International Bank for Reconstruction & Development, 2/15/12	2,800,000	2,011,752
International Bank for Reconstruction & Development, 2/15/13	3,287,000	2,229,566
International Bank for Reconstruction & Development, 8/15/13	4,100,000	2,699,370
International Bank for Reconstruction & Development, Series 2, 2/15/11	500,000	379,941

Total Other Securities - AAA Rated (Cost $7,055,987)		8,378,385

Total Investments before Repurchase Agreement (Cost $81,411,851)		91,721,940

[a]Repurchase Agreement (Cost $1,125,553) 1.2%
Joint Repurchase Agreement, 1.915%, 1/03/05 (Maturity Value $1,125,733)	1,125,553	1,125,553

ABN AMRO Bank, N.V., New York Branch (Maturity Value $111,144)
Banc of America Securities LLC (Maturity Value $41,674)
Barclays Capital Inc. (Maturity Value $51,401)
Bear, Stearns & Co. Inc. (Maturity Value $87,525)
BNP Paribas Securities Corp. (Maturity Value $111,144)
Deutsche Bank Securities Inc. (Maturity Value $55,576)
Goldman, Sachs & Co. (Maturity Value $111,144)
Greenwich Capital Markets Inc. (Maturity Value $111,144)
Lehman Brothers Inc. (Maturity Value $111,549)
Merrill Lynch Government Securities Inc. (Maturity Value $111,144)
Morgan Stanley & Co. Inc. (Maturity Value $111,144)
UBS Securities LLC (Maturity Value $111,144)

Collateralized by U.S. Government Agency Securities, 0.00 - 7.125%, 1/01/05 - 9/15/09;
[b]U.S. Treasury Bills, 3/24/05 - 3/31/05; U.S. Treasury Bonds, 9.375 - 12.00%, 5/15/05 - 2/15/06; and U.S. Treasury Notes, 1.50 - 7.00%, 2/28/05 - 6/15/09

Total Investments (Cost $82,537,404) 99.6%		92,847,493
Other Assets, less Liabilities .4%		382,217

Net Assets 100.0%		$93,229,710

Portfolio Abbreviations:

FHLMC - Federal Home Loan Mortgage Corporation

FICO - The Financing Corporation

FNMA - Federal National Mortgage Association

REFCO - The Resolution Funding Corporation

[a]	See Note 1(b) regarding joint repurchase agreement.
[b]	Security is traded on a discount basis with no stated coupon rate.

FZ10-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Financial Statements

Statements of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$81,411,851
Cost - Repurchase agreements	1,125,553

Total cost of investments	82,537,404

Value - Unaffiliated issuers	91,721,940
Value - Repurchase agreements	1,125,553

Total value of investments	92,847,493

Receivables for capital shares sold	456,696

Total assets	93,304,189

Liabilities:
Payables:
Capital shares redeemed	3,036
Affiliates	51,569
Reports to shareholders	4,761
Professional fees	13,054
Other liabilities	2,059

Total liabilities	74,479

Net assets, at value	$93,229,710

Net assets consist of:
Undistributed net investment income	$3,957,547
Net unrealized appreciation (depreciation)	10,310,089
Accumulated net realized gain (loss)	8,448
Capital shares	78,953,626

Net assets, at value	$93,229,710

Class 1:
Net assets, at value	$78,978,324

Shares outstanding	4,790,018

Net asset value and offering price per share	$16.49

Class 2:
Net assets, at value	$14,251,386

Shares outstanding	867,414

Net asset value and offering price per share	$16.43

See notes to financial statements.

FZ10-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Financial Statements (continued)

Statements of Operations

for the year ended December 31, 2004

Investment income:
Interest	$4,910,871

Expenses:
Management fees (Note 3)	549,307
Distribution fees - Class 2 (Note 3)	33,554
Transfer agent fees	2,023
Custodian fees (Note 4)	1,975
Reports to shareholders	27,604
Professional fees	11,642
Trustees’ fees and expenses	549
Other	2,700

Total expenses	629,354
Expense reductions (Note 4)	(66)

Net expenses	629,288

Net investment income	4,281,583

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	600,301
Net change in unrealized appreciation (depreciation) on investments	(834,509)

Net realized and unrealized gain (loss)	(234,208)

Net increase (decrease) in net assets resulting from operations	$4,047,375

See notes to financial statements.

FZ10-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$4,281,583	$3,890,007
Net realized gain (loss) from investments	600,301	(141,473)
Net change in unrealized appreciation (depreciation) on investments	(834,509)	(1,454,844)

Net increase (decrease) in net assets resulting from operations	4,047,375	2,293,690
Distributions to shareholders from:
Net investment income:
Class 1	(3,530,602)	(3,089,057)
Class 2	(683,572)	(3,871)

Total distributions to shareholders	(4,214,174)	(3,092,928)
Capital share transactions: (Note 2)
Class 1	6,152,916	5,013,338
Class 2	2,761,404	11,778,876

Total capital share transactions	8,914,320	16,792,214
Net increase (decrease) in net assets	8,747,521	15,992,976
Net assets:
Beginning of year	84,482,189	68,489,213

End of year	$93,229,710	$84,482,189

Undistributed net investment income included in net assets:
End of year	$3,957,547	$3,892,403

See notes to financial statements.

FZ10-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Franklin Zero Coupon Fund-2010 (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004, over 84% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Joint Repurchase Agreements

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2004, all repurchase agreements held by the Fund had been entered into on that date.

c. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

FZ10-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	973,868	$16,002,484	1,372,218	$23,091,741
Shares issued in reinvestment of distributions	226,611	3,530,602	180,120	3,089,057
Shares redeemed	(812,206)	(13,380,170)	(1,273,553)	(21,167,460)

Net increase (decrease)	388,273	$6,152,916	278,785	$5,013,338

Class 2 Shares:
Shares sold	780,969	$13,083,577	1,043,127	$17,281,578
Shares issued in reinvestment of distributions	43,960	683,572	226	3,871
Shares redeemed	(662,743)	(11,005,745)	(338,125)	(5,506,573)

Net increase (decrease)	162,186	$2,761,404	705,228	$11,778,876

FZ10-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets of the Fund, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net asset of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from ordinary income	$4,214,174	$3,092,928

FZ10-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Notes to Financial Statements (continued)

5. INCOME TAXES (cont.)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$82,597,104

Unrealized appreciation	$10,250,389
Unrealized depreciation	—

Net unrealized appreciation (depreciation)	$10,250,389

Undistributed ordinary income	$3,956,932
Undistributed long term capital gains	68,760

Distributable earnings	$4,025,692

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $13,944,652 and $10,250,770, respectively.

7. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

FZ10-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

Settlements (cont.)

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

FZ10-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

FZ10-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Zero Coupon Fund – 2010 (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FZ10-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN ZERO COUPON FUND – 2010

Tax Designation (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $68,760 as a capital gain dividend for the fiscal year ended December 31, 2004.

FZ10-20

MUTUAL DISCOVERY SECURITIES FUND

We are pleased to bring you Mutual Discovery Securities Fund’s annual report for the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	Since Inception (11/8/96)
Average Annual Total Return	+18.55%	+9.08%	+10.23%

Total Return Index Comparison for Hypothetical $10,000 Investment (11/8/96–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Composite Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Mutual Discovery Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Mutual Discovery Securities Fund seeks capital appreciation. The Fund invests mainly in U.S. and foreign equity securities (including securities convertible, or that the manager expects to become convertible, into common or preferred stock) of companies that the Fund’s manager believes are available at market prices less than their value based on certain recognized or objective criteria. The Fund may also invest a significant portion in small capitalization companies.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmarks, the S&P 500 and MSCI World Index, which returned 10.87% and 15.25% for the same period.1

Economic and Market Overview

The global economic recovery continued in 2004, led by growth in China and the U.S. As of December 31, 2004, U.S. gross domestic product (GDP) had increased for 13 consecutive quarters.2 In China, GDP grew 9.5% in 2004.3

The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank projected euro zone growth may be between 1.6% and 2.0% in 2004, compared with only 0.5% in 2003. In Japan, the economy struggled to emerge from a decade-long deflationary period. Although the country’s consumer and business confidence reached their highest levels since 1991, economic growth slowed in response to higher oil prices and reduced external demand. In addition, the U.S. dollar declined approximately 4% versus the yen and 7% versus the euro during 2004.4 This hurt Japanese and European exports into the U.S., as it made their goods more expensive in the world’s biggest market. However, the greenback’s protracted decline should also benefit the U.S. current account deficit by making U.S. goods more competitive in international markets.

Oil prices increased during most of 2004, reaching $56 dollars per barrel in October, but declined to end the year at $43. Higher oil prices triggered investor worries about inflation, decreased spending — due

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: National Bureau of Statistics of China.

4. Source: FactSet Research Systems Inc.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Smaller and midsize company securities involve special risks such as relatively small revenues, limited product lines, and small market shares. The Fund’s prospectus also includes a description of the main investment risks.

to cautionary consumer and business sentiment — and slower economic and corporate profit growth. As of December 31, 2004, the 12-month moving average price of oil was about $41 per barrel.5

In this environment, the MSCI World Index’s total return was 15.25% in U.S. dollars for the 12-month period ended December 31, 2004.6 Emerging markets, as measured by the MSCI Emerging Markets Index, had a one-year total return of 25.95% in U.S. dollars.6 In local currencies, these indexes had notably lower total returns of 11.83% and 16.45% for the same period.6 In 2004, most of the world’s currencies strengthened in relation to the U.S. dollar, which benefited U.S.-based investors of non-U.S. developed and emerging market equities.

Investment Strategy

At Mutual Series, we follow a distinctive, three-pronged investment approach, which combines the purchase of undervalued equities with investments in distressed debt and risk arbitrage. We build the bulk of the portfolio by investing in undervalued common stock — stocks where we believe we are buying assets at a substantial discount to intrinsic or business value. We focus on situations where we believe there is limited downside risk, and the potential for substantial long-term appreciation; we believe successful investing is as much about avoiding and containing losses as it is about generating gains. We augment the Fund’s equity portfolio with investments in distressed securities and bankruptcy situations. As with equities, we undertake our own rigorous fundamental analysis of each situation and focus our efforts on situations where we believe there is limited risk and substantial upside potential. Lastly, the Fund may invest in arbitrage situations, another highly specialized field. In arbitrage investing, we generally seek to invest in companies in the process of being acquired, or undergoing mergers. When buying those shares at a discount to the announced deal value, the Fund seeks to earn a return as that discount narrows and the transaction is completed.

We seek to migrate the Fund’s investments toward the areas where we find the most compelling opportunities at any given moment. Typically, more of the Fund’s assets will be invested in equities, while distressed investing and arbitrage will each represent a much smaller portion of the Fund. We may also hold a significant portion of the Fund’s assets in cash or high-quality, short-term debt instruments when other investment

5. Source: U.S. Department of Energy.

6. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

opportunities are not sufficiently compelling. Mutual Discovery Securities Fund will seek out opportunities around the world, with an emphasis on developed markets — markets where we believe the political risks are low and potential returns are attractive. We will generally seek to hedge the Fund’s currency exposure when we believe it is advantageous to do so, in order to focus our efforts on analyzing business fundamentals and assessing the value of the company’s assets and liabilities.

Manager’s Discussion

Notwithstanding positive overall performance from our distressed debt and risk arbitrage investments, the Fund’s equity portfolio was the strongest contributor to performance in 2004. Three of our best performing stock investments were Altadis, a Franco-Spanish tobacco company; Orkla, a Norwegian conglomerate; and White Mountains Insurance Group, a U.S. property and casualty insurer.

In 2004, tobacco companies operating in Europe, such as Altadis, encountered a challenging sales environment, especially in France after the government imposition of two substantial tax increases by early 2004 that pressured volumes and contributed to reduced consumption of about 25% in volume. Despite challenges in France and elsewhere, Altadis shares performed well as management returned cash to shareholders through dividends and share repurchases. In addition, the company announced two acquisitions and a cost-restructuring program, all of which could enable management to continue to increase cash flow and create shareholder value. As a result of these and other factors, Altadis shares appreciated about 65% in 2004. Despite this strong performance, the stock still traded at a significant discount to its European peers and our calculation of the stock’s intrinsic value. In addition, some analysts believe the industry is ready for more consolidation.

Oslo-based Orkla is one of Norway’s largest conglomerates with operations in food, media, chemicals and beverages. In early 2004, Orkla’s management announced it would divest the company’s beverage operations, a 40% stake in the Danish company Carlsberg Breweries. We believed the negotiated price for Carlsberg was favorable, and the market rewarded management’s decision to return part of the proceeds to shareholders in the form of a special dividend. The equity market anticipates Orkla to further divest non-core assets and return the proceeds to shareholders. The company reported better-than-expected quarterly results in 2004 as its restructuring program progressed ahead of expectations and as some new product launches experienced success.

Top 10 Sectors/Industries

Mutual Discovery Securities Fund Based on Equity Securities 12/31/04

% of Total Net Assets

Tobacco	14.7%

Insurance	8.3%

Metals & Mining	7.5%

Media	7.1%

Diversified Financial Services	6.0%

Food Products	5.9%

Beverages	4.1%

Commercial Banks	4.0%

Chemicals	3.1%

Pharmaceuticals	2.6%

Largely as a result, the stock’s discount to its intrinsic value narrowed, and including the special dividend, Orkla shares returned 73% in 2004.

We believe that White Mountains, a significant contributor to Fund performance during the fiscal year, was an excellent example of how substantial shareholder value can be created when well-capitalized companies are run by strong managers. With the company’s solid balance sheet, White Mountains’ management team has made several acquisitions, enabling the company to profitably increase its bottom line while extending its exposure to lines of business we think are attractive. In addition to exercising discipline with acquisitions, management remained committed to a conservative underwriting strategy. This strategy enabled White Mountains to continue to report solid underwriting results for 2004 despite record industry-wide insurance claims from the Atlantic hurricane season. During the year under review, the markets began to better appreciate White Mountains’ consistent results, strong balance sheet, and disciplined acquisition and underwriting practices, as well as its shareholder-oriented management team. White Mountains’ stock rose about 41% in 2004.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, the Fund’s portfolio was invested substantially in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.

Detractors from Fund performance during the fiscal year included Eurotunnel, the operator of the English Channel tunnel; MG Technologies, a German industrial firm; and Impala Platinum, a South African mining company. Eurotunnel’s debt securities declined during 2004 largely due to uncertainties surrounding the ultimate resolution of the company’s financial situation, as well as continuing mediocre operating results after the board and management team were replaced in April 2004. MG Technologies’ stock fell in value mainly due to a failed attempt to dispose of an asset, a division’s slower-than-expected turnaround, and the chief executive officer’s resignation. Impala Platinum underperformed

Top 10 Holdings

Mutual Discovery Securities Fund 12/31/04

Company Sector/Industry, Country	% of Total Net Assets

Berkshire Hathaway Inc., A & B	3.4%
Insurance, U.S.

British American Tobacco PLC	3.2%
Tobacco, U.K.

Imperial Tobacco Group PLC	2.7%
Tobacco, U.K.

Altadis SA	2.7%
Tobacco, Spain

Orkla ASA	2.4%
Food Products, Norway

Anglo American PLC	1.9%
Metals & Mining, U.K.

Allied Irish Banks PLC	1.7%
Commercial Banks, Irish Republic

Schindler Holding AG, ord. & Reg D	1.7%
Machinery, Switzerland

KT&G Corp., ord. & GDR, 144A	1.7%
Tobacco, South Korea

Newmont Mining Corp.	1.5%
Metals & Mining, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

during the period because of the strengthening South African currency and a slower-than-expected approval process for a mine in Zimbabwe.

Thank you for your participation in Mutual Discovery Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Mutual Discovery Securities Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,132.20	$5.47
Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.18

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (1.02%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.04	$11.06	$12.56	$14.55	$13.57

Income from investment operations:
Net investment income[a]	.26	.19	.19	.24	.26
Net realized and unrealized gains (losses)	2.31	3.01	(1.28)	(.08)	1.14

Total from investment operations	2.57	3.20	(1.09)	.16	1.40

Less distributions from:
Net investment income	(.17)	(.22)	(.19)	(.30)	(.42)
Net realized gains	—	—	(.22)	(1.85)	—

Total distributions	(.17)	(.22)	(.41)	(2.15)	(.42)

Net asset value, end of year	$16.44	$14.04	$11.06	$12.56	$14.55

Total return[b]	18.55%	29.19%	(9.06)%	.39%	10.45%
Ratios/supplemental data
Net assets, end of year (000’s)	$137,703	$134,332	$122,011	$164,527	$191,051
Ratios to average net assets:*
ExpensesC	1.01%	1.04%	1.03%	1.02%	1.02%
Net investment income	1.71%	1.48%	1.55%	1.76%	1.80%
Portfolio turnover rate	29.81%	41.52%	47.46%	64.58%	74.77%
*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	1.00%	1.01%	1.02%	1.00%	.98%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.90	$10.97	$12.50	$14.50	$13.54

Income from investment operations:
Net investment income[a]	.21	.13	.16	.13	.22
Net realized and unrealized gains (losses)	2.30	3.02	(1.29)	.01	1.14

Total from investment operations	2.51	3.15	(1.13)	.14	1.36

Less distributions from:
Net investment income	(.16)	(.22)	(.18)	(.29)	(.40)
Net realized gains	—	—	(.22)	(1.85)	—

Total distributions	(.16)	(.22)	(.40)	(2.14)	(.40)

Net asset value, end of year	$16.25	$13.90	$10.97	$12.50	$14.50

Total return[b]	18.19%	28.99%	(9.40)%	.24%	10.21%
Ratios/supplemental data
Net assets, end of year (000’s)	$403,560	$160,371	$37,241	$5,681	$1,035
Ratios to average net assets:*
Expenses[c]	1.26%	1.29%	1.28%	1.27%	1.27%
Net investment income	1.46%	1.23%	1.30%	1.03%	1.59%
Portfolio turnover rate	29.81%	41.52%	47.46%	64.58%	74.77%
*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	1.25%	1.26%	1.27%	1.25%	1.23%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2004

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests 83.6%
Aerospace & Defense .3%
Northrop Grumman Corp.	United States	25,000	$1,359,000

Airlines .6%
[a]Ace Aviation Holdings Inc.	Canada	101,665	3,013,464
[a,b]Air Canada Inc., Contingent Distribution	Canada	15,269,146	—

			3,013,464

Automobiles .2%
Hero Honda Motors Ltd.	India	90,500	1,195,019

Beverages 4.1%
Brown-Forman Corp., A	United States	7,400	375,624
Brown-Forman Corp., B	United States	21,560	1,049,541
Carlsberg AS, A	Denmark	7,100	326,368
Carlsberg AS, B	Denmark	122,525	6,190,897
Coca-Cola Enterprises Inc.	United States	72,700	1,515,795
Diageo PLC	United Kingdom	395,140	5,635,322
Fomento Economico Mexicano SA de CV (Femsa), ADR	Mexico	60,300	3,172,383
Heineken Holding NV, A	Netherlands	121,263	3,661,308

			21,927,238

Capital Markets 1.5%
Guinness Peat Group PLC	New Zealand	1,656,369	2,580,903
Irish Life & Permanent PLC	Ireland	185,900	3,438,388
[c]Leucadia National Corp.	United States	34,780	2,295,689

			8,314,980

Chemicals 3.1%
Givaudan AG	Switzerland	6,750	4,444,883
Linde AG	Germany	53,800	3,351,732
[a]MG Technologies AG	Germany	339,100	4,003,379
Solvay SA	Belgium	43,070	4,734,123

			16,534,117

Commercial Banks 4.0%
Allied Irish Banks PLC	Ireland	445,000	9,227,053
Bank of Ireland	Ireland	273,870	4,522,244
BNP Paribas SA	France	46,200	3,341,557
[a]Cerberus NCB Acquisition LP Ltd., wts., 8/29/13	Japan	671,524	335,762
Danske Bank	Denmark	101,550	3,107,360
[a,c]Elephant Capital Holdings Ltd.	Japan	755	1,003,996
Kansai Urban Banking Corp.	Japan	37,400	69,381
[a]Nippon Investment LLC	Japan	477,000	—

			21,607,353

Commercial Services & Supplies .4%
[a]Comdisco Holding Co., Inc.	United States	3	67
[b]Comdisco, Contingent Distribution	United States	2,066,357	—
[a]Fursys Inc.	South Korea	28,670	387,732
Republic Services Inc.	United States	49,700	1,666,938
[a,b]Safety Kleen Corp., Contingent Distribution	United States	31,000	—

			2,054,737

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Computers & Peripherals
[a]DecisionOne Corp.	United States	5,288	$—

Construction Materials .7%
Ciments Francais SA	France	22,650	2,114,639
[a]Hanil Cement Manufacturing Co. Ltd.	South Korea	4,280	248,068
RMC Group PLC	United Kingdom	89,100	1,451,993

			3,814,700

Distributors .3%
Compania de Distribucion Integral Logista SA	Spain	30,900	1,672,639

Diversified Financial Services 6.1%
Brascan Corp., A	Canada	139,050	5,002,716
Deutsche Bourse AG	Germany	32,900	1,976,893
Euronext	Netherlands	87,100	2,655,834
Jardine Matheson Holdings Ltd.	France	399,500	6,352,050
Jardine Strategic Holdings Ltd.	France	913,500	7,490,700
London Stock Exchange PLC	United Kingdom	500	5,585
[a,b]Marconi Corp., Contingent Distribution	United Kingdom	1,739,100	—
Pargesa Holdings SA	Switzerland	1,147	4,028,272
Remgro Ltd.	South Africa	330,113	5,498,581

			33,010,631

Diversified Telecommunication Services 1.9%
[a,c,d]AboveNet Inc.	United States	16,706	400,333
[a,b,d]AboveNet Inc., Contingent Distribution	United States	2,312,000	—
[a,c,d]AboveNet Inc., wts., 9/08/08	United States	550	3,520
[a,c,d]AboveNet Inc., wts., 9/08/10	United States	647	2,588
[a]Belgacom SA	Belgium	45,400	1,959,127
Chunghwa Telecom Co. Ltd., ADR	Taiwan	104,845	2,206,987
[b]Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	2,797
Koninklijke KPN NV	Netherlands	174,400	1,654,258
[a]MCI Inc.	United States	45,234	911,917
Sprint Corp.	United States	14,800	367,780
[a,b]Telewest Communications PLC, Contingent Distribution	United Kingdom	2,862,312	—
[a,b]Telewest Finance Ltd, Contingent Distribution	United Kingdom	274,000	—
[a]Telewest Global Inc.	United Kingdom	156,135	2,744,853

			10,254,160

Electric Utilities .4%
E.ON AG	Germany	22,150	2,019,265

Food & Staples Retailing .1%
[a]Kroger Co.	United States	42,600	747,204

Food Products 6.2%
Cadbury Schweppes PLC	United Kingdom	402,627	3,748,207
CSM NV	Netherlands	700	21,772
Farmer Brothers Co.	United States	61,700	1,495,608
General Mills Inc.	United States	57,700	2,868,267
Groupe Danone	France	61,450	5,666,188
[a]Lotte Confectionary Co. Ltd.	South Korea	2,812	2,154,092

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Food Products (cont.)
Nestle SA	Switzerland	17,360	$4,534,527
Orkla ASA	Norway	404,070	13,259,229

			33,747,890

Gas Utilities .5%
Tokyo Gas Co. Ltd.	Japan	621,500	2,548,623

Health Care Equipment & Supplies .2%
[k]Guidant Corp.	United States	16,400	1,182,440

Health Care Providers & Services .5%
[a]Alderwoods Group Inc.	United States	8,628	98,186
[a,d]Kindred Healthcare Inc.	United States	57,508	1,636,246
[a,d]Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12	United States	28	110
[a,d]Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13	United States	14	292
[a,d]Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11	United States	138	856
[a,d]Kindred Healthcare Inc., wts., Series A, 4/20/06	United States	5,258	156,247
[a,d]Kindred Healthcare Inc., wts., Series B, 4/20/06	United States	13,145	344,662
Select Medical Corp.	United States	16,300	286,880

			2,523,479

Hotels Restaurants & Leisure .2%
[a]Cae-sars Entertainment Inc.	United States	5,700	114,798
[a]FHC Delaware Inc.	United States	49,920	392,870
Mandalay Resort Group	United States	7,100	500,054

			1,007,722

Household Products .7%
[a]Amorepacific Corp.	South Korea	9,800	2,456,627
KAO Corp.	Japan	49,500	1,266,256

			3,722,883

Industrial Conglomerates .1%
Swire Pacific Ltd., B	France	457,200	679,377

Insurance 8.3%
[a]Alleghany Corp.	United States	3,686	1,051,432
[a]Berkshire Hathaway Inc., A	United States	45	3,955,500
[a]Berkshire Hathaway Inc., B	United States	4,860	14,268,960
Catlin Group	United Kingdom	357,000	2,245,897
E-L Financial Corp. Ltd.	Canada	8,478	2,387,638
Hartford Financial Services Group Inc.	United States	40,800	2,827,848
[a],cImagine Group Holdings Ltd.	Bermuda	451,787	4,626,990
IPC Holdings Ltd.	Bermuda	15,500	674,405
Montpelier Re Holdings Ltd.	Bermuda	4,857	186,752
Old Republic International Corp.	United States	112,900	2,856,370
[a,c]Olympus Re Holdings Ltd.	Bermuda	2,140	366,325
Prudential Financial Inc.	United States	24,900	1,368,504
St. Paul Travelers Cos. Inc.	United States	52,299	1,938,724
White Mountains Insurance Group Inc.	United States	9,696	6,263,616

			45,018,961

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Leisure Equipment & Products .6%
Agfa Gevaert NV	Belgium	61,990	$2,099,645
Mattel Inc.	United States	52,300	1,019,327
Shimano Inc.	Japan	2,400	68,541

			3,187,513

Machinery 1.7%
Schindler Holding AG	Switzerland	18,900	7,483,999
Schindler Holding AG, Reg D	Switzerland	4,100	1,709,908

			9,193,907

Marine 1.0%
A P Moller - Maersk A/S	Denmark	680	5,606,559

Media 7.1%
Astral Media Inc., A	Canada	70,900	1,925,978
British Sky Broadcasting Group PLC	United Kingdom	162,100	1,748,632
Clear Channel Communications Inc.	United States	92,000	3,081,080
[a]Comcast Corp., A	United States	14,800	486,032
E.W. Scripps Co., A	United States	16,400	791,792
EchoStar Communications Corp., A	United States	64,300	2,137,332
Hollinger International Inc.	United States	95,634	1,349,587
[a]JC Decaux SA	France	40,325	1,175,407
[a]Liberty Media Corp., A	United States	525,146	5,766,103
[a]News Corp. Ltd., A	United States	148,400	2,769,144
[a]NTL Inc.	United Kingdom	83,631	6,101,718
Omnicom Group Inc.	United States	16,700	1,408,144
SES Global, FDR	Luxembourg	381,600	4,945,286
[a]TVMAX Holdings Inc.	United States	8,935	8,935
Viacom Inc., B	United States	31,700	1,153,563
Washington Post Co., B	United States	3,821	3,756,119

			38,604,852

Metals & Mining 7.2%
Anglo American PLC	United Kingdom	430,667	10,184,302
[a]Apollo Gold Corp.	Canada	65,400	56,165
Barrick Gold Corp.	Canada	37,500	908,250
Freeport McMoran Copper & Gold Inc., B	United States	58,200	2,224,986
[a]Gammon Lake Resources Inc.	Canada	164,100	879,779
[a]Gammon Lake Resources Inc., wts., 4/30/05	Canada	200,200	1,073,320
[a]Glamis Gold Ltd.	Canada	46,700	800,560
Gold Fields Ltd.	South Africa	16,900	207,335
Harmony Gold Mining Ltd., ADR	South Africa	39,400	365,238
Hindalco Industries Inc.	India	35,900	1,184,327
Impala Platinum Holdings Ltd.	South Africa	34,700	2,934,034
[a,c]International Steel Group	United States	128,899	4,966,736
[a]Kinross Gold Corp.	Canada	49,400	348,047
[a]LionOre Mining International Ltd.	Canada	315,200	1,802,870
Newmont Mining Corp.	United States	186,000	8,260,260
Noranda Inc.	Canada	85,300	1,497,826
Placer Dome Inc.	Canada	29,600	557,275

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Metals & Mining (cont.)
[a]Randgold & Exploration Co. Ltd., ADR	South Africa	10,500	$18,480
[a]Wheaton River Minerals Ltd.	Canada	82,098	266,963
[a]Wheaton River Minerals Ltd., wts., 5/30/07	Canada	20,700	40,731
[k]WMC Resources Ltd.	Australia	96,000	542,538

			39,120,022

Multi-Utilities & Unregulated Power .3%
[a]Northwestern Corp.	United States	17,927	501,956
[a,b]Northwestern Corp., Contingent Distribution	United States	550,000	43,061
[a]NRG Energy Inc.	United States	27,079	976,198

			1,521,215

Oil & Gas 2.5%
[a]Anchor Resources LLC	United States	3,410	—
Bharat Petroleum Corp. Ltd.	India	18,300	194,149
BP PLC	United Kingdom	158,600	1,546,486
BP PLC, ADR	United Kingdom	9,000	525,600
Canadian Oil Sands Trust	Canada	28,700	1,617,882
Eni SpA	Italy	67,710	1,692,474
[a]General Maritime Corp.	United States	1,500	59,925
Oil & Natural Gas Corp. Ltd.	India	75,500	1,430,660
Suncor Energy Inc.	Canada	74,700	2,640,830
Total SA, B	France	12,324	2,687,492
Total SA, B, ADR	France	9,670	1,062,153

			13,457,651

Paper & Forest Products 1.4%
Potlatch Corp.	United States	154,200	7,799,436

Personal Products .2%
Beiersdorf AG	Germany	7,943	926,101

Pharmaceuticals 2.7%
Fujisawa Pharmaceutical Co. Ltd.	Japan	134,400	3,680,844
Pfizer Inc.	United States	44,700	1,201,983
[a]Pfizer Inc., Mar. 25.00 Puts, 3/19/05	United States	255	17,850
Sanofi-Aventis	France	53,293	4,252,332
Takeda Pharmaceutical Co. Ltd.	Japan	51,785	2,608,969
Wyeth	United States	60,800	2,589,472
Yamanouchi Pharmaceutical Co. Ltd.	Japan	3,000	116,872

			14,468,322

Real Estate 1.5%
[a]Canary Wharf Group PLC	United Kingdom	185,900	1,056,209
iStar Financial Inc.	United States	121,700	5,508,142
[a,c]Security Capital European Realty	Luxembourg	570	4,104
[a,c]Torre Mayor Investments, LP	Mexico	10	650,000
Ventas Inc.	United States	33,500	918,235

			8,136,690

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS		VALUE
Common Stocks and Other Equity Interests (cont.)
Road & Rail 1.3%
CSX Corp.	United States	37,500		$1,503,000
[c]Florida East Coast Industries Inc.	United States	124,400		5,329,918

				6,832,918

Semiconductors & Semiconductor Equipment .3%
Samsung Electronics Co. Ltd.	South Korea	4,200		1,827,763

Software .5%
Nintendo Co. Ltd.	Japan	15,100		1,897,452
[a,k]Symantec Corp.	United States	15,600		401,856
[a,k]Veritas Software Corp.	United States	15,800		451,090

				2,750,398

Thrifts & Mortgage Finance .2%
Hudson City Bancorp Inc.	United States	32,400		1,192,968

Tobacco 14.7%
Altadis SA	Spain	320,515		14,657,433
Altria Group Inc.	United States	97,831		5,977,474
British American Tobacco PLC	United Kingdom	995,275		17,145,751
Gallaher Group PLC	United Kingdom	359,700		5,464,750
Imperial Tobacco Group PLC	United Kingdom	537,817		14,731,177
ITC Ltd.	India	65,968		1,997,801
Japan Tobacco Inc.	Japan	328		3,746,924
KT & G Corp.	South Korea	191,050		5,711,937
KT & G Corp., GDR, 144A	South Korea	235,090		3,455,823
Reynolds American Inc.	United States	87,900		6,908,940

				79,798,010

Wireless Telecommunication Services
[a]Vast Solutions Inc., B1	United States	6,567		—

Total Common Stocks and Other Equity Interests (Cost $334,527,007)				452,380,207

Preferred Stocks .4%
Diversified Telecommunication Services
PTV Inc., 10.00%, A, pfd.	United Kingdom	4,289		19,429

Electric Utilities
[a]Montana Power Co., 8.45%, pfd.	United States	2,880		23,760

Food Products .1%
Unilever NV, pfd.	Netherlands	43,200		293,698

Metals & Mining .3%
[a]Esmark Inc., Series A, 10.00%, cvt. pfd.	United States	1,572		1,572,400

Total Preferred Stocks (Cost $1,888,298)				1,909,287

		PRINCIPAL AMOUNT[g]
Corporate Bonds & Notes 1.1%
Anchor Resources LLC, 12.00%, 12/17/06	United States	$1,595		1,595
Calpine Generating Co., 144A, 11.169%, 4/01/11	United States	690,000		677,925
Eurotunnel PLC, FRN,
6.347%, 12/31/18, Tier 2	United Kingdom	199,114	GBP	275,177
6.347%, 12/31/25, Tier 3	United Kingdom	1,217,624	GBP	981,616

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[g]		VALUE
Corporate Bonds & Notes (cont.)
Eurotunnel SA, FRN,
3.449%, 12/31/18, Tier 2 (LIBOR)	France	39,763	EUR	$38,850
3.449%, 12/31/25, Tier 3 (LIBOR)	France	1,476,585	EUR	841,564
3.453%, 12/31/18, Tier 2 (PIBOR)	France	17,565	EUR	17,162
3.453%, 12/31/25, Tier 3 (PIBOR)	France	331,700	EUR	189,049
Guadalupe Power Partners LP, Power Sale Agreement, 6.00%, 9/21/06	United States	12,700		11,176
Term Loan, 4.313%, 9/21/06	United States	93,983		82,705
Motor Coach Industries International Inc., FRN, 15.40%, 10/01/08	United States	1,900,113		1,900,113
Reliant Energy Channelview LP Inc., Revolver, 5.50%, 8/15/07	United States	22,100		18,785
Term Loan A, 3.813%, 11/26/17	United States	233,319		198,321
Seton House Finance Ltd., zero cpn., 2/07/12	United Kingdom	2,553,000	EUR	883,427
TVMax Holdings Inc., PIK,
11.50%, 6/30/05	United States	7,259		7,259
14.00%, 6/30/05	United States	33,916		33,916

Total Corporate Bonds & Notes (Cost $6,513,320)				6,158,640

Bonds & Notes in Reorganization 2.1%
[a,e]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	2,490,000		2,396,625
8.125%, 7/15/03	United States	219,000		206,955
7.50%, 1/15/04	United States	80,000		74,400
10.50%, 7/15/04	United States	124,000		122,760
9.875%, 3/01/05	United States	85,000		81,812
10.25%, 11/01/06	United States	248,000		242,420
9.875%, 3/01/07	United States	12,000		11,550
8.375%, 2/01/08	United States	235,000		222,662
7.75%, 1/15/09	United States	210,000		197,400
7.875%, 5/01/09	United States	141,000		131,835
9.375%, 11/15/09	United States	56,000		55,580
10.875%, 10/01/10	United States	231,000		229,845
senior note, B, 9.50%, 2/15/04	United States	13,844		13,013
[a,e]Aiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11	United States	20,000		100
[a,e]Armstrong Holdings Inc.,
6.50%, 8/15/05	United States	79,000		57,472
9.75%, 4/15/08	United States	146,000		106,215
Revolver, 10/29/03	United States	171,450		118,300
Trade Claim	United States	459,700		321,790
[a,e]Century Communications Corp.,
9.50%, 3/01/05	United States	52,000		63,180
8.875%, 1/15/07	United States	71,000		85,555
8.75%, 10/01/07	United States	119,000		140,420
8.375%, 12/15/07	United States	20,000		23,900
Series B, zero cpn., 1/15/08	United States	212,000		149,460
zero cpn., 3/15/03	United States	353,000		375,945
[e]DecisionOne Corp., Term Loan	United States	159,204		39,801
[a,e]Harnischfeger Industries Inc.,
8.90%, 3/01/22	United States	162,000		1,507
8.70%, 6/15/22	United States	159,000		1,511
7.25%, 12/15/25	United States	232,000		2,181
6.875%, 2/15/27	United States	216,000		1,987
Stipulated Bank Claim	United States	250,450		2,279

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[g]	VALUE
Bonds & Notes in Reorganization (cont.)
[a,e]Mirant Americas Generation Inc.,
7.625%, 5/01/06	United States	$70,000	$75,600
8.30%, 5/01/11	United States	259,000	275,188
9.125%, 5/01/31	United States	215,000	225,213
[a,e]Mirant Corp.,
Tranche C Revolver	United States	313,706	216,457
4 Year Revolver, 7/17/05	United States	199,654	150,739
364 Day Revolver	United States	573,400	398,513
[a,e]Owens Corning, Revolver	United States	2,358,094	2,098,704
[a,e]Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17	United States	10,000	50
[a,e]Safety Kleen Services, 9.25%, 6/01/08	United States	3,000	11
[a,e]Teco Panda,
Bank Claim	United States	126,760	76,056
Bank Claim #2	United States	877,600	552,888
Bank Claim #3	United States	5,653	5,653
Debt Service Reserve L/C Loan	United States	24,800	15,624
Project L/C Loan Facility	United States	119,520	75,298
[e]Trump Atlantic,
11.25%, 5/01/06	United States	1,397,000	1,339,374
Series B, 11.25%, 5/01/06	United States	419,000	401,716
Series B, 144A, 11.25%, 5/01/06	United States	25,000	23,969

Total Bonds & Notes in Reorganization (Cost $9,869,260)			11,409,513

		UNITS/ PRINCIPAL AMOUNT[g]
Companies in Liquidation
[a]Brunos Inc., Liquidating Unit	United States	2,247	4,943
[a]United Cos. Financial Corp.,
Bank Claim	United States	4,727	—
Revolver	United States	1,199,266	—

Total Companies in Liquidation (Cost $–)			4,943

Government Agencies (Cost $64,597,583) 11.9%
[f,h]Federal Home Loan Bank, 1/03/05 - 11/25/05	United States	$64,845,000	64,578,021

Total Investments (Cost $417,395,468) 99.1%			536,440,611
Options Written			(18,464)
Securities Sold Short (.6)%			(3,417,773)
Net Unrealized Loss on Forward Exchange Contracts (1.2)%			(6,300,192)
Other Assets, less Liabilities 2.7%			14,558,370

Net Assets 100.0%			$541,262,552

Options Written

ISSUER	COUNTRY	CONTRACTS	VALUE
Health Care Equipment & Supplies
[i]Guidant Corp., Jan. 70.00 Calls, 01/22/05	United States	17	$3,995

Metals & Mining
[i]WMC Resources Ltd., Jan. 7.00 Calls, 1/27/05	Australia	25	6,556
[i]WMC Resources Ltd., Jan. 7.25 Calls, 1/27/05	Australia	12	1,737

			8,293

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

Options Written (cont.)

ISSUER	COUNTRY	CONTRACTS	VALUE
Software
[i]Symantec Corp., Jan. 25.00 Calls, 1/22/05	United States	24	$3,600
[i]Symantec Corp., Jan. 27.50 Calls, 1/22/05	United States	16	656
[i]Veritas Software Corp., Jan. 30.00 Calls, 1/22/05	United States	32	1,920

			6,176

Total Options Written (Premiums received $17,185)			$18,464

Securities Sold Short
Communications Equipment
[j]Tellabs Inc.	United States	5,711	$49,057

Diversified Financial Services .1%
[j]Nasdaq 100	United States	16,200	646,704

Food Products .4%
[j]Kraft Foods Inc., A	United States	64,580	2,299,694

Hotels Restaurants & Leisure
[j]Harrah’s Entertainment Inc.	United States	1,573	105,218

Pharmaceuticals .1%
[j]Johnson & Johnson	United States	5,000	317,100

Total Securities Sold Short (Proceeds $3,179,545)			$3,417,773

Currency Abbreviations:

EUR - Euro

GBP - British Pound

Portfolio Abbreviations:

ADR - American Depository Receipt

FRN  - Floating Rate Note

GDR - Global Depository Receipt

PIK   - Payment-in-Kind

[a]	Non-income producing.
[b]	Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
[c]	See Note 10 regarding restricted securities.
[d]	See Note 11 regarding other considerations.
[e]	See Note 9 regarding defaulted securities.
[f]	See Note 1(g) regarding securities segregated with broker for securities sold short.
[g]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[h]	Security is traded on a discount basis with no stated coupon rate.
[i]	See Note 1(f) regarding written options.
[j]	See Note 1(g) regarding securities sold short.
[k]	A portion of security held in connection with open option contracts.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost	$417,395,468

Value - (includes securities segregated with broker for securities sold short in the amount of $1,461,491)	536,440,611
Cash	4,180,866
Foreign currency, at value (cost $2,704,928)	2,816,210
Receivables:
Investment securities sold	2,724,147
Capital shares sold	1,201,000
Dividends and interest	1,064,965
Unrealized gain on forward exchange contracts (Note 8)	663,855
Due from broker - synthetic equity swaps	161,331
Cash on deposit with brokers for securities sold short	4,290,243

Total assets	553,543,228

Liabilities:
Payables:
Investment securities purchased	1,040,187
Capital shares redeemed	201,582
Affiliates	498,538
Options written, at value (premiums received $17,185)	18,464
Securities sold short, at value (proceeds $3,179,545)	3,417,773
Unrealized loss on forward exchange contracts (Note 8)	6,964,047
Deferred tax	49,461
Other liabilities	90,624

Total liabilities	12,280,676

Net assets, at value	$541,262,552

Net assets consist of:
Undistributed net investment income	$4,937,934
Net unrealized appreciation (depreciation)	112,607,500
Accumulated net realized gain (loss)	(243,788)
Capital shares	423,960,906

Net assets, at value	$541,262,552

Class 1:
Net assets, at value	$137,702,932

Shares outstanding	8,375,203

Net asset value per share	$16.44

Class 2:
Net assets, at value	$403,559,620

Shares outstanding	24,831,666

Net asset value per share	$16.25

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Statements (continued)

Statement of Operations

For the year ended December 31, 2004

Investment Income:
Dividends (net of foreign taxes of $772,095)	$8,333,910
Interest	2,293,403

Total investment income	10,627,313

Expenses:
Management fees (Note 3)	3,125,329
Administrative fees (Note 3)	556,946
Distribution fees - Class 2 (Note 3)	647,232
Custodian fees (Notes 4)	64,849
Reports to shareholders	80,900
Professional fees	50,281
Trustees’ fees and expenses	2,200
Dividends on securities sold short	49,367
Other	23,941

Total expenses	4,601,045
Expense reductions (Note 4)	(2,323)

Net expenses	4,598,722

Net investment income (loss)	6,028,591

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	18,548,206
Written options	74,757
Foreign currency transactions	(9,938,879)
Securities sold short	(133,922)

Net realized gain (loss)	8,550,162

Net change in unrealized appreciation (depreciation) on:
Investments	58,743,784
Translation of assets and liabilities denominated in foreign currencies	(485,086)
Deferred taxes	13,463

Net change in unrealized appreciation (depreciation)	58,272,161

Net realized and unrealized gain (loss)	66,822,323

Net increase (decrease) in net assets resulting from operations	$72,850,914

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Statements (continued)

Statement of Changes in Net Assets

For the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$6,028,591	$2,757,580
Net realized gain (loss) from investments, written options, foreign currency transactions, and securities sold short	8,550,162	1,258,094
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and deferred taxes	58,272,161	52,662,672

Net increase (decrease) in net assets resulting from operations	72,850,914	56,678,346
Distributions to shareholders from:
Net investment income:
Class 1	(1,514,244)	(2,214,822)
Class 2	(2,636,191)	(1,329,275)

Total distributions to shareholders	(4,150,435)	(3,544,097)
Capital share transactions: (Note 2)
Class 1	(17,489,472)	(16,943,099)
Class 2	195,348,144	99,261,086

Total capital share transactions	177,858,672	82,317,987
Net increase (decrease) in net assets	246,559,151	135,452,236
Net assets:
Beginning of year	294,703,401	159,251,165

End of year	$541,262,552	$294,703,401

Undistributed net investment income included in net assets:
End of year	$4,937,934	$2,414,242

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Mutual Discovery Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004, over 73% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System, are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

b. Foreign Currency Translation (cont.)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, or TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date.

d. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin”). Subsequent payments known as “variation margin”, are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

f. Options Contracts

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Options Contract (cont.)

between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

h. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	274,146	$4,087,507	99,648	$1,178,413
Shares issued in reinvestment of distributions	105,743	1,514,244	183,955	2,214,822
Shares redeemed	(1,573,984)	(23,091,223)	(1,747,279)	(20,336,334)

Net increase (decrease)	(1,194,095)	$(17,489,472)	(1,463,676)	$(16,943,099)

Class 2 Shares:
Shares sold	14,183,512	$208,048,594	8,207,573	$99,960,705
Shares issued in reinvestment of distributions	186,040	2,636,191	111,330	1,329,275
Shares redeemed	(1,074,971)	(15,336,641)	(175,895)	(2,028,894)

Net increase (decrease)	13,294,581	$195,348,144	8,143,008	$99,261,086

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)	Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.150%	First $200 million
.135%	Over $200 million, up to and including $700 million
.100%	Over $700 million, up to and including $1.2 billion
.075%	Over $1.2 billion

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net asset of Class 2, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses of $2,707,677 which may be carried over to offset future capital gains. Such losses expire in 2011.

At December 31, 2004, the Fund had deferred capital losses occuring subsequent to October 31, 2004 of $2,190,019. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from - ordinary income	$4,150,435	$3,544,097

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and certain dividends on securities sold short.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, wash sales, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

5. INCOME TAXES (cont.)

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$422,423,144

Unrealized appreciation	$118,946,727
Unrealized depreciation	(4,929,260)

Net unrealized appreciation (depreciation)	$114,017,467

Distributable earnings - undistributed ordinary income	$9,614,409

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding securities sold short and short-term securities) for the year ended December 31, 2004, aggregated $245,107,931 and $104,967,125, respectively.

Transactions in options written during the year ended December 31, 2004, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2003	50,050	$13,653
Options written	67,481	160,971
Options expired	(33,856)	(59,331)
Options exercised	(83,368)	(65,432)
Options closed	(181)	(32,676)

Options outstanding at December 31, 2004	126	$17,185

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2004, the Fund had the following synthetic equity swaps outstanding:

Contracts to Buy	Number of Contracts	Value	Unrealized Gain (Loss)
Christian Dior SA (47.22 – 55.43 EUR)	6,903	$468,837	$4,900
London Stock Exchange PLC (5.36 – 5.71 GBP)	7,483	83,594	2,990

Total contracts to buy			$7,890

Contracts to Sell	Number of Contracts	Value	Unrealized Gain (Loss)
LVMH Moet Hennessy Louis Vuitton (53.87 – 61.76 EUR)	(6,937)	$(530,451)	$14,876

Total contracts to sell			$14,876

Net unrealized gain (loss)			$22,766

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

8. FORWARD CURRENCY CONTRACTS

At December 31, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's value, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

Contracts to Buy:		In Exchange For		Settlement Date	Unrealized Gain/(Loss)
6,579,989	Canadian Dollars	U.S. $	5,078,369	1/21/05	U.S. $	407,191
8,112,500	Taiwan Dollar		250,000	2/16/05		5,190
5,685,675	Swiss Francs		4,951,663	2/17/05		52,126
1,085,719	Canadian Dollars		899,999	4/21/05		5,171

		U.S. $	11,180,031		U.S. $	469,678

Contracts to Sell:		In Exchange For		Settlement Date	Unrealized Gain/(Loss)
400,000	British Pounds	U.S. $	768,292	2/10/05	U.S. $	2,652
3,762,130	British Pounds		7,223,758	3/21/05		38,133
8,500,000	British Pounds		16,323,880	6/08/05		152,532
414,600,000	Korean Won		400,000	6/17/07		860

		U.S. $	24,715,930			194,177

Unrealized gain on forward exchange contracts					U.S. $	663,855

Contracts to Buy:		In Exchange For		Settlement Date	Unrealized Gain/(Loss)
454,376	Swiss Francs	U.S. $	400,000	2/17/05	U.S. $	(118)
295,837	Canadian Dollars		250,000	4/21/05		(3,359)

		U.S. $	650,000		U.S. $	(3,477)

Contracts to Sell:		In Exchange For		Settlement Date	Unrealized Gain/(Loss)
21,280,151	Canadian Dollars	U.S. $	16,181,686	1/21/05	U.S. $	(1,559,003)
41,081,815	South African Rand		6,491,263	1/26/05		(732,146)
6,450,000	British Pounds		11,922,630	2/10/05		(423,309)
43,893,900	Taiwan Dollar		1,347,500	2/16/05		(33,245)
6,140,051	Swiss Francs		4,984,666	2/17/05		(419,005)
3,091,768	Euro		3,818,333	2/23/05		(379,279)
64,012,201	Danish Krone		10,661,210	3/17/05		(1,023,851)
1,153,003,431	Japanese Yen		10,655,146	3/28/05		(671,412)
126,960	Canadian Dollars		100,000	4/21/05		(5,847)
4,615,670	Euro		5,826,495	4/25/05		(446,541)
3,600,000	Euro		4,452,816	5/23/05		(442,646)
9,384,869,980	Korean Won		8,950,000	6/17/05		(104,909)
3,000,000	Euro		3,788,400	7/25/05		(296,674)
3,000,000	Euro		3,708,675	8/23/05		(379,125)
300,000	Euro		365,400	9/13/05		(43,578)

		U.S. $	93,254,220			(6,960,570)

Unrealized loss on forward exchange contracts						(6,964,047)

Net unrealized loss on forward exchange contracts					U.S. $	(6,300,192)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2004, the value of these securities was $11,409,513, representing 2.11% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

At December 31, 2004, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Board of Trustees, as follows:

Shares/Warrants	Issuer	Acquisition Date	Cost	Value
16,706	AboveNet Inc.	10/02/01	$92,948	$400,333
550	AboveNet Inc., wts., 9/08/08	10/02/01	68,164	3,520
647	AboveNet Inc., wts., 9/08/10	10/02/01	73,247	2,588
755	Elephant Capital Holdings Ltd.	8/23/04	755,123	1,003,996
124,400	Florida East Coast Industries Inc.	5/06/97	4,017,621	5,329,918
451,787	Imagine Group Holdings Ltd.	8/31/04	4,626,977	4,626,990
128,899	International Steel Group	4/10/02	587,500	4,966,736
34,780	Leucadia National Corp.	12/20/02	1,225,995	2,295,689
2,140	Olympus Re Holdings Ltd.	12/19/01	214,000	366,325
570	Security Capital European Realty	4/08/98	31,238	4,104
10	Torre Mayor Investments, LP	10/28/02	1,000,000	650,000

	Total Restricted Securities (3.63% of Net Assets)			$19,650,199

11. OTHER CONSIDERATIONS

Franklin Mutual, as the Fund’s Investment Manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2004, the Investment Manager serves in one or more of these capacities for Kindred Healthcare and AboveNet Inc.. As a result of this involvement, the Investment Manager may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

12. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

12. REGULATORY MATTERS (cont.)

Investigations (cont.)

timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

12. REGULATORY MATTERS (cont.)

Settlements (cont.)

agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Discovery Securities Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates 45.45% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.

At December 31, 2004, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid under Section 853 of the Code. This election will allow shareholders of record in June 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 2005, semi-annual report of the Fund.

MUTUAL SHARES SECURITIES FUND

We are pleased to bring you Mutual Shares Securities Fund’s annual report for the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	Since Inception (11/8/96)
Average Annual Total Return	+12.88%	+8.84%	+9.62%

Total Return Index Comparison for Hypothetical $10,000 Investment (11/8/96–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Composite Index (S&P 500). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Mutual Shares Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. The Fund invests mainly in equity securities (including securities convertible, or that the manager expects to become convertible, into common or preferred stock) of companies that the Fund’s manager believes are available at market prices less than their value based on certain recognized or objective criteria. The Fund may also invest a significant portion in small capitalization companies and a portion in foreign securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the S&P 500, which returned 10.87% for the period under review.1

Economic and Market Overview

During the year ended December 31, 2004, the domestic economy expanded solidly and broadly across most industries, sectors and regions as gross domestic product (GDP) rose an estimated 4.4%.2 However, surging energy and other commodity prices had a dampening effect. Although consumer confidence remained below pre-recession levels, consumer spending supported strong auto sales, increased durable goods consumption and a healthy housing market. Similarly, business spending rose substantially even as business confidence wavered. The labor market firmed as employers hired 2.2 million workers in 2004, and unemployment dropped from 5.7% to 5.4% during the year.3

The U.S. dollar weakened throughout 2004 and hit an all-time low against the euro and a multi-year low versus the yen. The widening trade and current account deficits and possibility for higher import prices contributed to inflationary pressures. The core inflation rate rose to 2.2% in 2004, or 3.3% including volatile food and energy costs. Aiming to keep inflation tame, the Federal Reserve Board raised the federal funds target rate five times between June and December, from 1.00% to 2.25%, the highest level in more than three years.

Domestic equity markets rallied in early 2004 and then fluctuated; however, they were essentially flat through early November. After the

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Smaller and midsize company securities involve special risks such as relatively small revenues, limited product lines, and small market shares. The Fund’s prospectus also includes a description of the main investment risks.

elections concluded, the markets enjoyed another strong rally through year-end. The blue chip stocks of the Dow Jones Industrial Average gained 5.31% for the year under review, while the broader S&P 500 rose 10.87% and the technology-heavy NASDAQ Composite Index increased 9.15%.4

Outside the U.S., the global economic recovery continued in 2004, led by growth in China. The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank projected euro zone growth may be between 1.6% and 2.0% in 2004, compared with only 0.5% in 2003. In Japan, the economy struggled to emerge from a decade-long deflationary period. Although the country’s consumer and business confidence reached their highest levels since 1991, economic growth slowed in response to higher oil prices and reduced external demand. The U.S. dollar decline hurt Japanese and European exports to the U.S., as it made their goods more expensive in the world’s biggest market.

For the 12-month period ended December 31, 2004, the Morgan Stanley Capital International (MSCI) World Index’s total return was 15.25% in U.S. dollars.4 Emerging markets, as measured by the MSCI Emerging Markets Index, had a total return of 25.95% in U.S. dollars.4 In local currencies, these indexes had notably lower total returns of 11.83% and 16.45% for the same period.4 During the period, most of the world’s currencies strengthened in relation to the U.S. dollar, which benefited U.S.-based investors of non-U.S. developed and emerging market equities.

Investment Strategy

At Mutual Series, we are committed to our distinctive three-pronged approach to investing. The first prong of our investment strategy, and the component that typically comprises the largest portion of our portfolio, is investing in undervalued stocks. When selecting undervalued equities, we prefer to invest in fundamentally strong companies, with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams whose stocks are trading at material discounts to our assessment of the companies’ intrinsic or business value. While most of our undervalued equity investments are made in publicly traded companies, we may invest occasionally in privately held companies as well.

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Our second investment prong is bankruptcy or distressed investing, a highly specialized field which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of debt of financially troubled or bankrupt companies generally at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old bonds are typically replaced with new securities issued by the financially stronger company.

The third prong of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it is likely to receive in a deal. In keeping with our commitment to a conservative investment approach, we primarily focus our arbitrage efforts on announced deals, generally eschewing rumored deals or other situations we consider to be risky.

Manager’s Discussion

All three prongs of our investment strategy contributed to the Fund’s performance during the year under review, with the equity portion providing the greatest contribution. Three of the Fund’s best performing stock investments were White Mountains Insurance Group, a property and casualty insurer; Altadis, a Franco-Spanish tobacco company; and British American Tobacco (BAT), the world’s second-largest tobacco company with about 15% of the global market.

We believe that White Mountains, one of the largest contributors to Fund performance during the fiscal year, was an excellent example of how substantial shareholder value can be created when well-capitalized companies are run by strong managers. With the company’s solid balance sheet, White Mountains’ management team has made several acquisitions, enabling the company to profitably grow its bottom line while extending its exposure to lines of business we think are attractive. In addition to exercising discipline with acquisitions, management remained committed to a conservative underwriting strategy. This strategy enabled White Mountains to continue to report solid underwriting results for 2004 despite record industry-wide insurance claims from the Atlantic hurricane season. During the year under review, the markets began to better appreciate White Mountains’ consistent results, strong balance sheet, and disciplined acquisition and underwriting practices, as well as its shareholder-oriented management team. White Mountains’ stock rose about 41% in 2004.

Top 10 Sectors/Industries

Mutual Shares Securities Fund

Based on Equity Securities 12/31/04

% of Total Net Assets

Insurance	13.8%

Tobacco	11.4%

Media	8.1%

Metals & Mining	6.3%

Food Products	4.2%

Commercial Banks	3.4%

Pharmaceuticals	3.3%

Oil & Gas	2.7%

Beverages	2.4%

Road & Rail	1.8%

In 2004, tobacco companies operating in Europe, such as Altadis, encountered a challenging sales environment, especially in France after the government imposition of two substantial tax increases by early 2004 that pressured volumes and contributed to reduced consumption of about 25% in volume. Despite challenges in France and elsewhere, Altadis shares performed well as management returned cash to shareholders through dividends and share repurchases. In addition, the company announced two acquisitions and a cost-restructuring program. As a result of these and other factors, Altadis shares appreciated about 65% in 2004. Despite this strong performance, the stock still traded at a significant discount to its European peers and our calculation of the stock’s intrinsic value. In addition, some analysts believe the industry is ready for more consolidation.

BAT shares appreciated after the U.S. Federal Trade Commission, in June 2004, approved the merger of Brown & Williamson, BAT’s U.S. subsidiary, with R.J. Reynolds Tobacco Holdings to form Reynolds American. The company estimates that the proposed combination will generate cost savings of at least $500 million within 24 months of the deal’s close. Other factors that contributed to the stock’s appreciation included the reportedly successful integration of ETI, the former Italian tobacco monopoly acquired in 2003, the implementation of a cost-saving plan, and the continuation of the company’s share repurchase program.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, the Fund’s portfolio was invested significantly in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.

Although many of the Fund’s investments performed well in 2004, some holdings underperformed. Positions that declined in value included Eurotunnel, a distressed investment in the operator of the English Channel tunnel; Abovenet, another distressed investment in an operator of optical network data centers; and Sovereign Bancorp, one of

Top 10 Holdings

Mutual Shares Securities Fund 12/31/04

Company Sector/Industry, Country	% of Total Net Assets

Berkshire Hathaway Inc., A & B	5.2%
Insurance, U.S.

British American Tobacco PLC, ord. & ADR	3.2%
Tobacco, U.K.

White Mountains Insurance Group Inc.	3.1%
Insurance, U.S.

Altadis SA	2.6%
Tobacco, Spain

Newmont Mining Corp.	2.2%
Metals & Mining, U.S.

Reynolds American Inc.	2.0%
Tobacco, U.S.

Diageo PLC	1.7%
Beverages, U.K.

Liberty Media Corp., A	1.7%
Media, U.S.

Florida East Coast Industries Inc.	1.6%
Road & Rail, U.S.

Orkla ASA	1.5%
Food Products, Norway

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

the largest financial institutions serving New England and the Mid-Atlantic states.

Eurotunnel’s debt securities declined during 2004 largely due to uncertainties surrounding the ultimate resolution of the company’s financial situation, as well as continuing mediocre operating results after the company’s board and management team were replaced in April 2004.

Abovenet made distributions under a plan of reorganization in late 2003. As one of the company’s largest creditors, the Mutual Series funds were appointed a seat on the board and collectively received more than 20% of the company’s stock in reorganization. The underperformance of our Abovenet investment during the period largely reflects a liquidity discount.

Sovereign Bancorp shares declined in 2004 after some investors were disappointed that the company continued to expand its northeast U.S. banking franchise through acquisitions rather than focusing on improving the company’s core profitability. However, we believe Sovereign Bancorp’s management has created one of the premier banking franchises in the northeast U.S., and may be a prime acquisition candidate.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Mutual Shares Securities Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,093.90	$4.05
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.91

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.77%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.00	$12.09	$14.08	$14.24	$13.23

Income from investment operations:
Net investment income[a]	.21	.18	.20	.21	.30
Net realized and unrealized gains (losses)	1.71	2.88	(1.78)	.86	1.42

Total from investment operations	1.92	3.06	(1.58)	1.07	1.72

Less distributions from:
Net investment income	(.14)	(.15)	(.12)	(.29)	(.38)
Net realized gains	—	—	(.29)	(.94)	(.33)

Total distributions	(.14)	(.15)	(.41)	(1.23)	(.71)

Net asset value, end of year	$16.78	$15.00	$12.09	$14.08	$14.24

Total return[b]	12.88%	25.48%	(11.59)%	7.31%	13.62%
Ratios/supplemental data
Net assets, end of year (000’s)	$287,324	$312,386	$288,928	$399,336	$407,063
Ratios to average net assets:*
Expenses[c]	.75%	.80%	.80%	.79%	.80%
Net investment income	1.40%	1.33%	1.57%	1.42%	2.23%
Portfolio turnover rate	31.50%	55.71%	49.80%	54.73%	66.67%
*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	.73%	.76%	.79%	.78%	.77%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of period	$14.90	$12.02	$14.03	$14.22	$13.25

Income from investment operations:
Net investment income[a]	.18	.14	.16	.15	.26
Net realized and unrealized gains (losses)	1.68	2.88	(1.77)	.88	1.41

Total from investment operations	1.86	3.02	(1.61)	1.03	1.67

Less distributions from:
Net investment income	(.12)	(.14)	(.11)	(.28)	(.37)
Net realized gains	—	—	(.29)	(.94)	(.33)

Total distributions	(.12)	(.14)	(.40)	(1.22)	(.70)

Net asset value, end of year	$16.64	$14.90	$12.02	$14.03	$14.22

Total return[b]	12.63%	25.15%	(11.81)%	7.04%	13.25%
Ratios/supplemental data
Net assets, end of year (000’s)	$2,464,374	$1,469,745	$589,738	$262,621	$37,087
Ratios to average net assets:*
Expenses[c]	1.00%	1.05%	1.05%	1.04%	1.05%
Net investment income	1.15%	1.08%	1.32%	1.04%	1.96%
Portfolio turnover rate	31.50%	55.71%	49.80%	54.73%	66.67%
*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	.98%	1.01%	1.04%	1.03%	1.02%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2004

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests 68.7%
Aerospace & Defense .5%
Gencorp Inc.	United States	207,200	$3,847,704
Northrop Grumman Corp.	United States	185,100	10,062,036

			13,909,740

Airlines .6%
[a]Ace Aviation Holdings Inc.	Canada	549,650	16,292,216
[a,b]Air Canada Inc., Contingent Distribution	Canada	89,884,400	—

			16,292,216

Beverages 2.4%
Brown-Forman Corp., A	United States	7,600	385,776
Brown-Forman Corp., B	United States	85,930	4,183,072
Coca-Cola Enterprises Inc.	United States	408,900	8,525,565
Diageo PLC	United Kingdom	3,297,474	47,027,202
Heineken Holding NV, A	Netherlands	159,881	4,827,333

			64,948,948

Capital Markets .9%
Bear Stearns Cos. Inc.	United States	127,020	12,995,416
[c]Leucadia National Corp.	United States	184,830	12,199,889

			25,195,305

Commercial Banks 3.4%
Allied Irish Banks PLC	Ireland	1,892,200	39,234,674
Bank of Ireland	Ireland	1,105,984	18,262,423
BNP Paribas SA	France	123,900	8,961,448
[a,c]Centennial Bank Holdings Inc.	United States	806,100	8,464,050
[a]Cerberus NCB Acquisition LP Ltd., wts., 8/29/13	Japan	4,132,594	2,066,297
Danske Bank	Denmark	294,580	9,013,944
[a,c]Elephant Capital Holdings Ltd.	Japan	4,653	6,188,139
Kansai Urban Banking Corp.	Japan	90,027	167,010
[a]Nippon Investment LLC	Japan	1,148,000	—

			92,357,985

Commercial Services & Supplies .9%
[a]Comdisco Holding Co., Inc.	United States	10	223
[b]Comdisco, Contingent Distribution	United States	8,175,255	—
Republic Services Inc.	United States	706,000	23,679,240
[a,b]Safety Kleen Corp., Contingent Distribution	United States	63,000	—

			23,679,463

Computers & Peripherals
[a]DecisionOne Corp.	United States	26,349	—

Construction Materials .2%
Martin Marietta Materials Inc.	United States	129,600	6,954,336

Distributors .3%
[a]United Stationers Inc.	United States	186,800	8,630,160

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Diversified Financial Services .9%
Brascan Corp., A	Canada	670,950	$24,139,319
London Stock Exchange PLC	United Kingdom	2,600	29,045
[a,b]Marconi Corp., Contingent Distribution	United Kingdom	9,945,700	—

			24,168,364

Diversified Telecommunication Services 1.2%
[a,c,d]AboveNet Inc.	United States	56,216	1,347,127
[a,b,d]AboveNet Inc., Contingent Distribution	United States	8,697,000	—
[a,c,d]AboveNet Inc., wts., 9/08/08	United States	2,231	14,278
[a,c,d]AboveNet Inc., wts., 9/08/10	United States	2,625	10,500
[a,b]Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	11,256
Koninklijke KPN NV	Netherlands	726,800	6,894,008
[a]MCI Inc.	United States	367,819	7,415,231
Sprint Corp.	United States	76,200	1,893,570
[a,b]Telewest Communications PLC, Contingent Distribution	United Kingdom	14,051,600	—
[a,b]Telewest Finance Ltd., Contingent Distribution	United Kingdom	1,475,000	—
[a]Telewest Global Inc.	United Kingdom	863,016	15,171,821

			32,757,791

Electric Utilities .3%
E.ON AG	Germany	78,800	7,183,662

Food & Staples Retailing .3%
[a]Kroger Co.	United States	403,800	7,082,652

Food Products 4.6%
Cadbury Schweppes PLC	United Kingdom	1,900,794	17,695,211
General Mills Inc.	United States	287,200	14,276,712
Groupe Danone	France	208,038	19,182,791
Nestle SA	Switzerland	127,590	33,327,209
Orkla ASA	Norway	1,288,060	42,266,642

			126,748,565

Health Care Equipment & Supplies .7%
[k]Guidant Corp.	United States	84,700	6,106,870
Hillenbrand Industries Inc.	United States	240,100	13,335,154

			19,442,024

Health Care Providers & Services .2%
[a]Alderwoods Group Inc.	United States	21,648	246,354
[a,d]Kindred Healthcare Inc.	United States	140,068	3,985,285
[a,d]Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12	United States	68	269
[a,d]Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13	United States	34	710
[a,d]Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11	United States	339	2,102
[a,d]Kindred Healthcare Inc., wts., Series A, 4/20/06	United States	12,897	383,247
[a,d]Kindred Healthcare Inc., wts., Series B, 4/20/06	United States	32,243	845,411
Select Medical Corp.	United States	80,700	1,420,320

			6,883,698

Hotels Restaurants & Leisure .2%
[a]Caesars Entertainment Inc.	United States	105,400	2,122,756
[a]FHC Delaware Inc.	United States	139,062	1,094,418
Mandalay Resort Group	United States	38,400	2,704,512

			5,921,686

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Insurance 13.8%
[a]Alleghany Corp.	United States	21,997	$6,274,644
[a]Berkshire Hathaway Inc., A	United States	151	13,272,900
[a]Berkshire Hathaway Inc., B	United States	44,367	130,261,512
[a]Conseco Inc.	United States	775,900	15,479,205
Hartford Financial Services Group Inc.	United States	557,800	38,661,118
Montpelier Re Holdings Ltd.	Bermuda	36,947	1,420,612
Nationwide Financial Services Inc., A	United States	799,700	30,572,531
Old Republic International Corp.	United States	1,259,300	31,860,290
[a,c]Olympus Re Holdings Ltd.	Bermuda	16,280	2,786,811
Prudential Financial Inc.	United States	191,900	10,546,824
St. Paul Travelers Cos. Inc.	United States	393,683	14,593,829
White Mountains Insurance Group Inc.	United States	130,649	84,399,254

			380,129,530

Leisure Equipment & Products .2%
Mattel Inc.	United States	316,000	6,158,840

Machinery .6%
Federal Signal Corp.	United States	877,100	15,489,586

Media 8.1%
Clear Channel Communications Inc.	United States	641,100	21,470,439
[a]Comcast Corp., A	United States	83,000	2,725,720
Dow Jones & Co. Inc.	United States	211,000	9,085,660
E.W. Scripps Co., A	United States	216,432	10,449,337
EchoStar Communications Corp., A	United States	574,200	19,086,408
[a]Fox Entertainment Group Inc., A	United States	46,200	1,444,212
Hollinger International Inc.	United States	610,420	8,614,247
[a]Liberty Media Corp., A	United States	4,245,690	46,617,676
Meredith Corp.	United States	169,459	9,184,678
[a]News Corp. Ltd., A	United States	546,400	10,195,824
[a]NTL Inc.	United Kingdom	355,166	25,912,911
Omnicom Group Inc.	United States	118,300	9,975,056
[a]TVMAX Holdings Inc.	United States	35,609	35,609
Viacom Inc., B	United States	177,800	6,470,142
Washington Post Co., B	United States	41,469	40,764,856

			222,032,775

Metals & Mining 6.0%
Anglo American PLC	United Kingdom	1,235,057	29,206,308
Anglo American PLC, ADR	United Kingdom	200	4,758
Barrick Gold Corp.	Canada	58,000	1,404,760
Compania de Minas Buenaventura SA, ADR	Peru	64,500	1,477,050
Freeport McMoran Copper & Gold Inc., B	United States	658,800	25,185,924
[a]Glamis Gold Ltd.	Canada	258,500	4,431,367
Gold Fields Ltd.	South Africa	53,500	656,355
Harmony Gold Mining Ltd., ADR	South Africa	204,700	1,897,569
[a,c]International Steel Group	United States	639,453	24,639,403
Newmont Mining Corp.	United States	1,335,800	59,322,878
Noranda Inc.	Canada	373,900	6,565,501
Placer Dome Inc.	Canada	152,600	2,872,979

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS	VALUE
Common Stocks and Other Equity Interests (cont.)
Metals & Mining (cont.)
[a]Randgold & Exploration Co. Ltd., ADR	South Africa	53,100	$93,456
[a]Wheaton River Minerals Ltd.	Canada	1,158,700	3,767,816
[a]Wheaton River Minerals Ltd., wts., 5/30/07	Canada	221,465	435,784
[k]WMC Resources Ltd.	Australia	501,100	2,831,938

			164,793,846

Multi-Utilities & Unregulated Power .4%
[a]Northwestern Corp.	United States	109,132	3,055,696
[a,b]Northwestern Corp., Contingent Distribution	United States	3,348,000	262,123
[a]NRG Energy Inc.	United States	222,249	8,012,076

			11,329,895

Oil & Gas 2.7%
[a]Anchor Resources LLC	United States	6,820	—
BP PLC	United Kingdom	803,000	7,829,936
BP PLC, ADR	United Kingdom	5,100	297,840
[a]General Maritime Corp.	United States	8,000	319,600
Oil & Natural Gas Corp. Ltd.	India	399,700	7,573,968
[a]Opti Canada	Canada	1,859,675	30,127,557
Suncor Energy Inc.	Canada	330,000	11,666,319
Total SA, B	France	76,970	16,784,833

			74,600,053

Personal Products .1%
Beiersdorf AG	Germany	33,441	3,899,000

Pharmaceuticals 3.4%
Fujisawa Pharmaceutical Co. Ltd.	Japan	455,500	12,474,883
Pfizer Inc.	United States	230,500	6,198,145
[a]Pfizer Inc., Mar. 25.00 Puts, 3/19/05	United States	1,298	90,860
Sanofi-Aventis	France	173,657	13,856,364
Takeda Pharmaceutical Co. Ltd.	Japan	257,915	12,993,960
Valeant Pharmaceuticals International	United States	1,067,000	28,115,450
Wyeth	United States	462,300	19,689,357
Yamanouchi Pharmaceutical Co. Ltd.	Japan	14,000	545,401

			93,964,420

Real Estate .7%
[a]Alexander's Inc.	United States	7,800	1,677,000
[a]Canary Wharf Group PLC	United Kingdom	1,535,898	8,726,358
[a,c]Security Capital European Realty	Luxembourg	1,120	8,064
St. Joe Co.	United States	112,200	7,203,240
Ventas Inc.	United States	59,000	1,617,190

			19,231,852

Road & Rail 1.8%
CSX Corp.	United States	203,600	8,160,288
[c]Florida East Coast Industries Inc.	United States	1,001,113	42,892,687

			51,052,975

Semiconductors & Semiconductor Equipment .4%
Samsung Electronics Co. Ltd.	South Korea	28,700	12,489,712

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES/ WARRANTS/ CONTRACTS		VALUE
Common Stocks and Other Equity Interests (cont.)
Software .2%
[a,k]Symantec Corp.	United States	80,000		$2,060,800
[a,k]Veritas Software Corp.	United States	80,900		2,309,695

				4,370,495

Thrifts & Mortgage Finance 1.3%
Fieldstone Investment Corp.	United States	449,300		7,750,425
Hudson City Bancorp Inc.	United States	227,700		8,383,914
Sovereign Bancorp Inc.	United States	816,600		18,414,330

				34,548,669

Tobacco 11.4%
Altadis SA	Spain	1,573,026		71,935,863
Altria Group Inc.	United States	556,137		33,979,971
British American Tobacco PLC	United Kingdom	5,141,275		88,569,510
British American Tobacco PLC, ADR	United Kingdom	4,300		148,995
Imperial Tobacco Group PLC	United Kingdom	1,467,747		40,202,598
KT & G Corp.	South Korea	399,840		11,954,258
KT & G Corp., GDR, 144A	South Korea	871,300		12,808,110
Reynolds American Inc.	United States	684,800		53,825,280

				313,424,585

Wireless Telecommunication Services
[a]Vast Solutions Inc., B1	United States	4,380		—
[a]Vast Solutions Inc., B2	United States	4,380		—
[a]Vast Solutions Inc., B3	United States	4,380		—

				—

Total Common Stocks and Other Equity Interests (Cost $1,409,919,478)				1,889,672,828

Preferred Stocks .4%
Diversified Telecommunication Services
PTV Inc., 10.00%, A, pfd.	United Kingdom	17,300		78,369

Electric Utilities
[a]Montana Power Co., 8.45%, pfd.	United States	17,650		145,613

Food Products .1%
Unilever NV, pfd.	Netherlands	261,750		1,779,525

Metals & Mining .3%
[a]Esmark Inc., Series A, 10.00% cvt. pfd.	United States	8,637		8,637,200

Total Preferred Stocks (Cost $10,527,130)				10,640,707

		PRINCIPAL AMOUNT[f]
Corporate Bonds & Notes 1.0%
Anchor Resources LLC, 12.00%, 12/17/06	United States	$3,191		3,191
Calpine Generating Co., 144A, 11.169%, 4/01/11	United States	4,041,000		3,970,283
Eurotunnel PLC,
FRN, 6.347%, 12/31/18, Tier 2	United Kingdom	584,056	GBP	807,172
FRN, 6.347%, 12/31/25, Tier 3	United Kingdom	8,091,440	GBP	6,523,100
Participating Loan Note, 1.00%, 4/30/40	United Kingdom	58,000	GBP	12,803

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE
Corporate Bonds & Notes (cont.)
Eurotunnel SA, FRN,
3.449%, 12/31/18, Tier 2 (LIBOR)	France	60,952	EUR	$59,552
3.449%, 12/31/25, Tier 3 (LIBOR)	France	9,159,534	EUR	5,220,382
3.453%, 12/31/18, Tier 2 (PIBOR)	France	45,056	EUR	44,021
3.453%, 12/31/25, Tier 3 (PIBOR)	France	2,036,795	EUR	1,160,851
Guadalupe Power Partners LP,
Power Sale Agreement, 6.00%, 9/21/06	United States	75,100		66,088
Term Loan, 4.313%, 9/21/06	United States	555,239		488,610
Motor Coach Industries International Inc., FRN, 15.40%, 10/01/08	United States	11,023,904		11,023,904
Reliant Energy Channelview LP Inc.,
Revolver, 5.50%, 8/15/07	United States	130,800		111,180
Term Loan A, 3.813%, 11/26/17	United States	1,380,707		1,173,601
TVMax Holdings Inc., PIK,
11.50%, 6/30/05	United States	15,313		15,313
14.00%, 6/30/05	United States	117,229		117,229

Total Corporate Bonds & Notes (Cost $33,760,404)				30,797,280

Bonds & Notes in Reorganization 2.3%
[a,e]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	3,536,000		3,403,400
8.125%, 7/15/03	United States	1,895,000		1,790,775
7.50%, 1/15/04	United States	350,000		325,500
10.50%, 7/15/04	United States	5,577,000		5,521,230
9.875%, 3/01/05	United States	504,000		485,100
10.25%, 11/01/06	United States	1,418,000		1,386,095
9.875%, 3/01/07	United States	72,000		69,300
8.375%, 2/01/08	United States	1,238,000		1,173,005
7.75%, 1/15/09	United States	991,000		931,540
7.875%, 5/01/09	United States	3,372,000		3,152,820
9.375%, 11/15/09	United States	1,836,000		1,822,230
10.875%, 10/01/10	United States	1,355,000		1,348,225
senior note, B, 9.50%, 2/15/04	United States	1,000,000		940,000
[a,e]Aiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11	United States	45,000		225
[a,e]Armstrong Holdings Inc.,
6.50%, 8/15/05	United States	444,000		323,010
9.75%, 4/15/08	United States	833,000		606,007
Revolver, 10/29/03	United States	888,525		613,082
Trade Claim	United States	2,382,700		1,667,890
[a,e]Century Communications Corp.,
9.50%, 3/01/05	United States	295,000		358,425
8.875%, 1/15/07	United States	406,000		489,230
8.75%, 10/01/07	United States	702,000		828,360
8.375%, 12/15/07	United States	90,000		107,550
Series B, zero cpn., 1/15/08	United States	1,250,000		881,250
zero cpn., 3/15/03	United States	1,714,000		1,825,410
[e]DecisionOne Corp., Term Loan	United States	793,416		198,354
[a,e]Harnischfeger Industries Inc.,
8.90%, 3/01/22	United States	410,000		3,813
8.70%, 6/15/22	United States	360,000		3,420
7.25%, 12/15/25	United States	519,000		4,879
6.875%, 2/15/27	United States	463,000		4,260
Stipulated Bank Claim	United States	603,475		5,492

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE
Bonds & Notes in Reorganization (cont.)
[a,e]Mirant Americas Generation Inc.,
7.625%, 5/01/06	United States	$386,000		$416,880
8.30%, 5/01/11	United States	1,514,000		1,608,625
9.125%, 5/01/31	United States	1,254,000		1,313,565
[a,e]Mirant Corp.,
Tranche C Revolver	United States	1,904,055		1,313,798
4 Year Revolver, 7/17/05	United States	1,209,607		913,253
364 Day Revolver	United States	3,446,500		2,395,317
[a,e]Owens Corning, Revolver	United States	10,840,282		9,647,851
[a,e]Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17	United States	20,000		100
[a,e]Safety Kleen Services, 9.25%, 6/01/08	United States	5,000		19
[a,e]Teco Panda,
Bank Claim	United States	734,520		440,712
Bank Claim #2	United States	5,193,050		3,271,621
Bank Claim #3	United States	33,065		33,065
Debt Service Reserve L/C Loan	United States	152,300		95,949
Project L/C Loan Facility	United States	708,220		446,179
[e]Trump Atlantic,
11.25%, 5/01/06	United States	8,184,000		7,846,410
Series B, 11.25%, 5/01/06	United States	2,456,000		2,354,690
Series B, 144A, 11.25%, 5/01/06	United States	146,000		139,977

Total Bonds & Notes in Reorganization (Cost $52,389,708)				62,507,888

		UNITS/ PRINCIPAL AMOUNT[f]
Companies in Liquidation
[a]Brunos Inc., Liquidating Unit	United States	5,044		11,097
Peregrine Investments Holdings Ltd., 6.70%, 1/15/98	Hong Kong	5,000,000	JPY	1,342
[a]PIV Investment Finance (Cayman) Ltd.	Hong Kong	12,200,000		671,000
[a]United Cos. Financial Corp., Bank Claim	United States	9,660		—
Revolver	United States	2,450,427		—

Total Companies in Liquidation (Cost $ —)				683,439

		PRINCIPAL AMOUNT[f]
Government Agencies 26.6%
[g]Federal Home Loan Bank, 1.142% - 2.912%, 1/03/05 - 1/26/07	United States	719,890,000		716,122,882
Federal Home Loan Mortgage Corp., 2.50%, 5/19/06	United States	5,000,000		4,959,665
[h]U.S. Treasury Bill, 2/24/05 - 6/30/05	United States	10,000,000		9,924,765

Total Government Agencies (Cost $731,643,549)				731,007,312

Total Investments (Cost $2,238,240,269) 99.0%				2,725,309,454
Options Written				(94,284)
Securities Sold Short (.7)%				(19,942,407)
Net Unrealized Loss on Forward Exchange Contracts (.5)%				(14,473,693)
Other Assets, less Liabilities 2.2%				60,899,443

Net Assets 100.0%				$2,751,698,513

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

Options Written

ISSUER	COUNTRY	CONTRACTS	VALUE
Health Care Equipment & Supplies
[i]Guidant Corp., Jan. 70.00 Calls, 01/22/05	United States	86	$20,210

Metals & Mining
[i]WMC Resources Ltd., Jan. 7.00 Calls, 1/27/05	Australia	130	34,088
[i]WMC Resources Ltd., Jan. 7.25 Calls, 1/27/05	Australia	59	8,544

			42,632

Software
[i]Symantec Corp., Jan. 25.00 Calls, 1/22/05	United States	122	18,300
[i]Symantec Corp., Jan. 27.50 Calls, 1/22/05	United States	82	3,362
[i]Veritas Software Corp., Jan. 30.00 Calls, 1/22/05	United States	163	9,780

			31,442

Total Options Written (Premiums received $87,780)			$94,284

Securities Sold Short

		SHARES
Communications Equipment
[j]Tellabs Inc.	United States	33,189	285,093

Diversified Financial Services .1%
[j]Nasdaq 100	United States	83,600	3,337,312

Food Products .5%
[j]Kraft Foods Inc., A	United States	363,654	12,949,719

Hotels Restaurants & Leisure
[j]Harrah’s Entertainment Inc.	United States	22,668	1,516,263

Pharmaceuticals .1%
[j]Johnson & Johnson	United States	29,234	1,854,020

Total Securities Sold Short (Proceeds $18,671,784)			$19,942,407

Currency Abbreviations:

EUR. - Euro

GBP - British Pound

JPY   - Japanese Yen

Portfolio Abbreviations:

ADR - American Depository Receipt

FRN  - Floating Rate Note

GDR - Global Depository Receipt

PIK   - Payment-in-Kind

[a]	Non-income producing.
[b]	Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
[c]	See Note 10 regarding restricted securities.
[d]	See Note 11 regarding other considerations.
[e]	See Note 9 regarding defaulted securities.
[f]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[g]	See Note 1(g) regarding securities segregated with broker for securities sold short.
[h]	Security is traded on a discount basis with no stated coupon rate.
[i]	See Note 1(f) regarding written options.
[j]	See Note 1(g) regarding securities sold short.
[k]	A portion of security held in connection with open option contracts.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost	$2,238,240,269

Value (includes securities segregated with broker for securities sold short in the amount of $12,745,100)	2,725,309,454
Cash	14,883,952
Foreign currency, at value (cost $2,650,611)	2,820,235
Receivables:
Investment securities sold	18,751,155
Capital shares sold	3,712,407
Dividends and interest	6,192,214
Unrealized gain on forward exchange contracts (Note 8)	922,192
Due from broker - synthetic equity swaps	992,646
Cash on deposit with brokers for securities sold short	20,235,570

Total assets	2,793,819,825

Liabilities:
Payables:
Investment securities purchased	4,064,558
Capital shares redeemed	312,455
Affiliates	2,098,718
Options written, at value (premiums received $87,780)	94,284
Securities sold short, at value (proceeds $18,671,784)	19,942,407
Unrealized loss on forward exchange contracts (Note 8)	15,395,885
Deferred tax	3,577
Other liabilities	209,428

Total liabilities	42,121,312

Net assets, at value	$2,751,698,513

Net assets consist of:
Undistributed net investment income	$26,174,774
Net unrealized appreciation (depreciation)	471,601,928
Accumulated net realized gain (loss)	20,186,873
Capital shares	2,233,734,938

Net assets, at value	$2,751,698,513

Class 1:
Net assets, at value	$287,324,361

Shares outstanding	17,125,995

Net asset value per share	$16.78

Class 2:
Net assets, at value	$2,464,374,152

Shares outstanding	148,112,642

Net asset value per share	$16.64

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment Income:
(net of foreign taxes of $2,083,207)
Dividends	$32,497,066
Interest	14,855,306

Total investment income	47,352,372

Expenses:
Management fees (Note 3)	13,210,205
Administrative fees (Note 3)	2,225,453
Distribution fees - Class 2 (Note 3)	4,785,256
Custodian fees (Note 4)	141,700
Reports to shareholders	428,000
Professional fees	158,005
Trustees’ fees and expenses	12,983
Dividends on securities sold short	304,792
Other	120,054

Total expenses	21,386,448
Expense reductions (Note 4)	(14,849)

Net expenses	21,371,599

Net investment income	25,980,773

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	90,322,508
Written options	(512,740)
Foreign currency transactions	(32,580,823)
Securities sold short	(810,284)

Net realized gain (loss)	56,418,661

Net change in unrealized appreciation (depreciation) on:
Investments	200,257,065
Translation of assets and liabilities denominated in foreign currencies	924,987
Deferred taxes	(3,577)

Net change in unrealized appreciation (depreciation)	201,178,475

Net realized and unrealized gain (loss)	257,597,136

Net increase (decrease) in net assets resulting from operations	$283,577,909

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements (continued)

Statement of Changes in Net Assets

For the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$ 25,980,773	$13,841,023
Net realized gain (loss) from investments, written options, foreign currency transactions, and securities sold short	56,418,661	8,537,364
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and deferred taxes	201,178,475	278,678,722

Net increase (decrease) in net assets resulting from operations	283,577,909	301,057,109
Distributions to shareholders from:
Net investment income:
Class 1	(2,575,038)	(3,290,885)
Class 2	(14,440,220)	(9,026,103)

Total distributions to shareholders	(17,015,258)	(12,316,988)
Capital share transactions: (Note 2)
Class 1	(56,995,395)	(38,975,858)
Class 2	760,000,491	653,701,033

Total capital share transactions	703,005,096	614,725,175
Net increase (decrease) in net assets	969,567,747	903,465,296
Net assets:
Beginning of year	1,782,130,766	878,665,470

End of year	$2,751,698,513	$1,782,130,766

Undistributed net investment income (loss) included in net assets:
End of year	$ 26,174,774	$14,428,647

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Mutual Shares Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004, over 54% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System, are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

b. Foreign Currency Translation (cont.)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, or TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date.

d. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin”). Subsequent payments known as “variation margin”, are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

f. Options Contracts

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Options Contracts (cont.)

acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

h. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	96,496	$1,497,941	255,723	$3,324,113
Shares issued in reinvestment of distributions	170,194	2,575,038	247,994	3,290,885
Shares redeemed	(3,961,676)	(61,068,374)	(3,582,053)	(45,590,856)

Net increase (decrease)	(3,694,986)	$(56,995,395)	(3,078,336)	$(38,975,858)

Class 2 Shares:
Shares sold	53,881,612	$827,334,586	54,231,399	$712,756,799
Shares issued in reinvestment of distributions	960,760	14,440,220	684,314	9,026,103
Shares redeemed	(5,377,508)	(81,774,315)	(5,323,957)	(68,081,869)

Net increase (decrease)	49,464,864	$760,000,491	49,591,756	$653,701,033

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)	Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of .60% per year of the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.150%	First $200 million
.135%	Over $200 million, up to and including $700 million
.100%	Over $700 million, up to and including $1.2 billion
.075%	Over $1.2 billion

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net asset of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from - ordinary income	$17,015,258	$12,316,988

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, wash sales, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

5. INCOME TAXES (cont.)

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,241,846,669

Unrealized appreciation	$498,315,982
Unrealized depreciation	(14,853,197)

Net unrealized appreciation (depreciation)	$483,462,785

Undistributed ordinary income	$29,805,001
Undistributed long term capital gains	7,502,674

Distributable earnings	$37,307,675

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding securities sold short and short-term securities) for the year ended December 31, 2004, aggregated $934,697,576 and $540,975,273, respectively.

Transactions in options written during the year ended December 31, 2004, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2003	230,949	$64,483
Options written	390,833	797,632
Options expired	(196,322)	(324,113)
Options exercised	(423,775)	(261,595)
Options closed	(1,043)	(188,627)

Options outstanding at December 31, 2004	642	$87,780

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2004, the Fund had the following synthetic equity swaps outstanding:

Contracts to Buy	Number of Contracts	Value	Unrealized Gain (Loss)
Christian Dior SA (46.76 – 54.99 EUR)	40,294	$2,736,681	$28,452
London Stock Exchange PLC (5.36 – 5.71 GBP)	38,633	431,579	15,493

Total contracts to buy			$43,945

Contracts to Sell	Number of Contracts	Value	Unrealized Gain (Loss)
LVMH Moet Hennessy Louis Vuitton (53.87 – 61.76 EUR)	40,460	$3,093,851	$92,668

Total contracts to sell			$92,668

Net unrealized gain (loss)			$136,613

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

8. FORWARD CURRENCY CONTRACTS

At December 31, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund’s value, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

Contracts to Buy		In Exchange for		Settlement Date	Unrealized Gain (Loss)
3,063,525	Canadian Dollars	U.S.$	2,355,288	1/21/05	U.S.$	198,691
8,924,964	Canadian Dollars		7,399,999	4/21/05		40,798

		U.S.$	9,755,287		U.S.$	239,489

Contracts to Sell
1,600,000	British Pounds	U.S.$	3,073,168	2/10/05	U.S.$	10,610
750,000	Euro		1,021,200	2/23/05		2,945
14,064,453	British Pounds		27,007,408	3/21/05		144,463
30,228,439	British Pounds		58,032,810	6/08/05		522,857
881,025,000	Korean Won		850,000	6/17/05		1,828

		U.S.$	89,984,586		U.S.$	682,703

Unrealized gain on forward exchange contracts					U.S.$	922,192

Contracts to Buy
4,099,913	Canadian Dollars	U.S.$	3,450,000	4/21/05	U.S.$	(31,877)

		U.S.$	3,450,000		U.S.$	(31,877)

Contracts to Sell
71,400,328	Canadian Dollars	U.S.$	54,309,474	1/21/05	U.S.$	(5,215,056)
3,000,000	South African Rand		479,272	1/26/05		(48,218)
37,500,000	British Pounds		69,254,100	2/10/05		(2,524,615)
4,579,485	Euro		5,655,664	2/23/05		(561,782)
41,850,289	Danish Krone		6,848,284	3/17/05		(791,246)
2,026,251,007	Japanese Yen		18,530,872	3/28/05		(1,374,056)
1,396,560	Canadian Dollars		1,100,000	4/21/05		(64,321)
13,722,808	Euro		17,322,683	4/25/05		(1,327,632)
6,000,000	Euro		7,413,900	5/23/05		(745,203)
10,800,000	Euro		14,386,032	6/13/05		(306,646)
21,867,386,208	Korean Won		20,850,000	6/17/05		(248,555)
9,000,000	Euro		11,365,200	7/25/05		(890,021)
6,000,000	Euro		7,417,350	8/23/05		(758,250)
3,500,000	Euro		4,263,000	9/13/05		(508,408)

		U.S.$	239,195,831		U.S.$	(15,364,008)

Unrealized loss on forward exchange contracts.						(15,395,885)

Net unrealized [gain/loss] on forward exchange contracts					U.S.$	(14,473,693)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2004, the value of these securities was $62,507,888, representing 2.27% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

At December 31, 2004, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Board of Trustees, as follows:

Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
56,216	AboveNet Inc.	10/02/01	$2,933,131	$1,347,127
2,231	AboveNet Inc., wts., 9/08/08	10/02/01	279,787	14,278
2,625	AboveNet Inc., wts., 9/08/10	10/02/01	300,103	10,500
806,100	Centennial Bank Holdings Inc.	12/29/04	8,464,050	8,464,050
4,653	Elephant Capital Holdings Ltd.	8/29/03	4,654,210	6,188,139
1,001,113	Florida East Coast Industries Inc.	5/05/97	30,413,544	42,892,687
639,453	International Steel Group	4/10/02	3,118,750	24,639,403
184,830	Leucadia National Corp.	12/20/02	6,515,258	12,199,889
16,280	Olympus Re Holdings Ltd.	12/19/01	1,628,000	2,786,811
1,120	Security Capital European Realty	4/08/98	61,302	8,064

	Total Restricted Securities (3.58% of Net Assets)			$98,550,948

11. OTHER CONSIDERATIONS

Franklin Mutual, as the Fund’s Investment Manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2004, the Investment Manager serves in one or more of these capacities for Kindred Healthcare and AboveNet Inc. As a result of this involvement, the Investment Manager may be in possession of certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

12. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

12. REGULATORY MATTERS (cont.)

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

12. REGULATORY MATTERS (cont.)

Settlements (cont.)

of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Shares Securities Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Tax Designation (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby designates $7,502,674 as a capital gain dividend for the fiscal year ended December 31, 2004.

Under Section 854(b)(2) of the Code, the Fund hereby designates 84.61% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	Since Inception (3/4/96)
Average Annual Total Return	+24.83%	+3.79%	-0.26%

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund.

Total Return Index Comparison for Hypothetical $10,000 Investment (3/4/96–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goals and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests predominantly in emerging markets investments.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmarks, the MSCI EM Index and the S&P/IFCI Composite Index, which returned 25.95% and 28.11% for the year under review.1 Please note that the index performance numbers are purely for reference and that we do not attempt to track the index, but rather undertake investments on the basis of careful fundamental research.

Economic and Market Overview

Economically, 2004 was another positive year for emerging markets. Most Latin American economies recorded strong economic growth. In Eastern Europe, new member countries began seeing positive developments in the form of higher investment inflows as a result of European Union (EU) accession.

On December 26, the largest earthquake in 40 years struck in the Indian Ocean, just north of Sumatra. The earthquake created monster tidal waves, also known as tsunamis, that devastated coastal areas of Indonesia, Sri Lanka, Thailand, India and the Maldives. The remoteness of some of these areas complicated aid relief to the victims. While the tsunamis took a terrible toll on the people in the region, analysts estimated that their economic impact would not be significant.

Emerging markets stocks generally performed well during the year under review. The MSCI EM Index gained 25.95% in U.S. dollar terms as strong share prices and a sliding U.S. dollar boosted performance in the fourth quarter.1 Latin America and Eastern Europe outperformed their emerging market counterparts as both regions continued to attract greater investor interest. In particular, local stock markets of new EU members such as Poland, the Czech Republic, Hungary and Slovakia reached all-time highs. Turkey also recorded strong gains as investors reacted favorably toward the EU’s approval to begin formal accession talks for October 2005 and the Turkish government’s new US$10 billion standby agreement with the International Monetary Fund

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investing in emerging markets involves special considerations, including market and currency fluctuations, economic instability, adverse social and political developments, and the relatively smaller size and lesser liquidity of these markets. All investments in the Fund should be considered long-term investments, which could experience significant volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

(IMF).2 However, the Russian market underperformed as foreign investors remained cautious due to the Russian government’s actions against YUKOS and new tax claims on Vimpelcom.

Despite recording double-digit gains, Asian stock markets did not perform as well as those in other emerging markets regions as rising interest rates in the U.S., high commodity prices and concerns over China’s overheating economy continued to affect investor sentiment. In Africa, the South African market benefited from a strengthening rand, which greatly enhanced that market’s performance in U.S. dollars.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we may make onsite visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to its evaluation of the company’s potential long-term (typically 5 years) earnings, asset value, cash flow, and balance sheet. Among factors we consider are a company’s historical value measures, including price/earnings ratio, book value, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

In terms of performance, the Fund derived positive results from its underweighted position, relative to the MSCI EM Index, in Russia as well as overweighted positions in Austria and Singapore. The Fund’s decision not to hold YUKOS in Russia helped performance as that company’s stock price continued to tumble mainly due to concerns about the Russian government’s treatment of its assets. In Austria, the strongest contributors to Fund performance were OMV and Bank Austria Creditanstalt. We felt that both companies were well positioned to benefit from their large exposure to fast-growing central and Eastern European economies. However, the Fund’s underweighted positions in Brazil, Mexico and South Africa negatively impacted relative performance. All three markets recorded strong U.S. dollar performances in 2004, resulting in increasingly expensive valuations.

With regard to sectors, the energy sector, whose Fund weighting was about on par with that of the index, performed well.3 Our overweighted positions in MOL, OMV and SK Corp. drove the Fund’s relative energy

2. Source: The Economist Intelligence Unit Ltd., “Turkey Economy: Plumper,” 12/20/04.

3. The energy sector comprises energy equipment and services, and oil and gas in the SOI.

Top 10 Countries

Templeton Developing Markets Securities Fund 12/31/04

% of Total Net Assets

South Korea	17.4%

Taiwan	13.2%

South Africa	10.5%

China	10.1%

Brazil	7.1%

Singapore	6.0%

Poland	3.5%

Turkey	3.5%

India	3.5%

Mexico	3.3%

sector performance. Our overweighted positions in the consumer staples and diversified financial services sectors also reaped significant benefits.4 For example, SABMiller, Remgro and Ambev contributed the most to relative performance. The Fund’s underweighted position in commercial banks and overweighted exposure to telecommunication services hampered relative performance during the year.5

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, the Fund’s portfolio was invested predominantly in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.

In Asia, the Fund’s largest purchases were in South Korea and Taiwan as the Fund increased its exposure to the semiconductors and semiconductor equipment sector. Key purchases included Samsung Electronics, one of the world’s largest electronics manufacturers, and Taiwan Semiconductor Manufacturing, a leading global integrated circuit producer. Additional purchases included Daewoo Shipbuilding, a major player in the global shipbuilding industry, and MediaTek, Taiwan’s biggest integrated circuit design company. We reduced our Indonesian position due to strong performance in 2004 as some stocks reached our sell targets.

The Fund invested in several western European-listed companies with significant business exposure and growth opportunities in emerging markets. They include Oriflame, a cosmetic company with sales operations in over 50 countries as well as market leadership in more than 30 of them; Inbev, the result of a merger between Interbrew and Ambev; and HSBC Holdings, one of the world’s largest banking and financial services organizations.

4. The consumer staples sector comprises food and staples retailing, beverages, food products, tobacco, household products and personal products in the SOI.

5. The telecommunication services sector comprises diversified telecommunication services and

Top 10 Holdings

Templeton Developing Markets Securities Fund 12/31/04

Company Sector/Industry, Country	% of Total Net Assets

Samsung Electronics Co. Ltd.	4.5%
Semiconductors & Semiconductor Equipment, South Korea

China Mobile (Hong Kong) Ltd., fgn.	2.4%
Wireless Telecommunication Services, China

Telekomunikacja Polska SA	2.2%
Diversified Telecommunication Services, Poland

Remgro Ltd.	2.2%
Diversified Financial Services, South Africa

Anglo American PLC	2.1%
Metals & Mining, South Africa

SABMiller PLC	2.1%
Beverages, South Africa

Kimberly Clark de Mexico SA de CV, A	1.9%
Household Products, Mexico

Cia De Bebidas Das Americas (Ambev), ADR, pfd.	1.8%
Beverages, Brazil

Inbev	1.8%
Beverages, Belgium

Taiwan Cellular Corp.	1.7%
Wireless Telecommunication Services, Taiwan

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

We reduced our Latin American exposure during the reporting period as the Fund undertook selective sales in Mexico and Argentina, and sold its only holding in Peru. The Fund realized gains through significant sales such as Carso and Tenaris. Benefiting from a strengthening rand and high commodity prices in 2004, the Fund locked in strong U.S. dollar returns through sales of Anglo American and BHP Billiton.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Templeton Developing Markets Securities Fund Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,238.30	$8.95
Hypothetical (5% return before expenses)	$1,000	$1,017.14	$8.06

* Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (1.59%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlightsa

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.14	$4.71	$4.78	$5.25	$7.77

Income from investment operations:
Net investment income[b]	.11	.13	.07	.08	.07
Net realized and unrealized gains (losses)	1.62	2.38	(.06)	(.50)	(2.52)

Total from investment operations	1.73	2.51	.01	(.42)	(2.45)

Less distributions from net investment income	(.14)	(.08)	(.08)	(.05)	(.07)

Net asset value, end of year	$8.73	$7.14	$4.71	$4.78	$5.25

Total return[c]	24.83%	53.74%	.04%	(8.08)%	(31.76)%
Ratios/supplemental data
Net assets, end of year (000’s)	$477,290	$359,299	$225,454	$240,289	$301,645
Ratios to average net assets:
Expenses	1.54%	1.55%	1.58%	1.57%	1.56%
Net investment income	1.52%	2.35%	1.45%	1.64%	1.13%
Portfolio turnover rate	55.67%	46.20%	57.91%	78.29%	89.48%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlightsa (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.09	$4.69	$4.76	$5.22	$7.74

Income from investment operations:
Net investment income[b]	.09	.11	.06	.07	.06
Net realized and unrealized gains (losses)	1.63	2.35	(.06)	(.49)	(2.53)

Total from investment operations	1.72	2.46	—	(.42)	(2.47)

Less distributions from net investment income	(.14)	(.06)	(.07)	(.04)	(.05)

Net asset value, end of year	$8.67	$7.09	$4.69	$4.76	$5.22

Total return[c]	24.71%	52.99%	(.15)%	(8.08)%	(32.04)%
Ratios/supplemental data
Net assets, end of year (000’s)	$327,569	$170,953	$80,952	$64,081	$56,617
Ratios to average net assets:
Expenses	1.79%	1.80%	1.83%	1.82%	1.81%
Net investment income	1.27%	2.10%	1.20%	1.37%	.88%
Portfolio turnover rate	55.67%	46.20%	57.91%	78.29%	89.48%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) – Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights (continued)

	Class 3
	Period Ended December 31, 2004[c]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.13

Income from investment operations:
Net investment income[a]	.08
Net realized and unrealized gains (losses)	1.61

Total from investment operations	1.69

Less distributions from net investment income	(.14)

Net asset value, end of period	$8.68

Total return[b]	24.15%
Ratios/supplemental data
Net assets, end of period (000’s)	$12
Ratios to average net assets:
Expenses	1.54%	[d]
Net investment income	1.52%	[d]
Portfolio turnover rate	55.67%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period May 1, 2004 (effective date) to December 31, 2004.
[d]	Annualized

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2004

	INDUSTRY	SHARES/ RIGHTS	VALUE
Long Term Investments 97.7%
Argentina .3%
Tenaris SA, ADR	Energy Equipment & Services	45,434	$2,221,723

Austria 2.0%
Bank Austria Creditanstalt	Commercial Banks	125,852	11,356,942
OMV AG	Oil & Gas	17,363	5,223,367

			16,580,309

Belgium 1.8%
Inbev	Beverages	369,200	14,298,659

Brazil 7.1%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	477,270	11,960,386
Centrais Eletricas Brasileiras SA	Electric Utilities	241,544,764	3,501,307
Cia De Bebidas Das Americas (Ambev), ADR, pfd.	Beverages	518,800	14,697,604
Cia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	204,300	4,980,834
Petroleo Brasileiro SA, ADR, pfd.	Oil & Gas	268,264	9,713,839
Souza Cruz SA	Tobacco	430,922	5,779,157
Suzano Bahia Sul Papel e cel, pfd., A	Paper & Forest Products	343,148	1,773,879
Unibanco Uniao de Bancos Brasileiros SA, GDR	Commercial Banks	86,400	2,740,608
Usinas Siderurgicas De Minas Gerais SA, pfd.	Metals & Mining	86,920	1,765,563

			56,913,177

China 10.1%
[a]Air China Ltd., 144A.	Airlines	1,452,000	560,416
Aluminum Corp. of China Ltd., H	Metals & Mining	9,940,000	5,882,565
Anhui Conch Cement Co. Ltd.	Construction Materials	2,740,000	2,978,721
Beijing Enterprises Holdings Ltd.	Industrial Conglomerates	1,420,128	2,110,241
China Mobile (Hong Kong) Ltd., fgn.	Wireless Telecommunication Services	5,602,000	18,990,930
China Petroleum & Chemical Corp., H	Oil & Gas	8,078,000	3,325,648
China Resources Enterprise Ltd.	Distributors	4,574,000	7,149,817
China Travel International Investment Hong Kong Ltd.	Hotels Restaurants & Leisure	15,506,000	4,987,263
China Unicom Ltd.	Wireless Telecommunication Services	2,172,000	1,718,531
CITIC Pacific Ltd.	Industrial Conglomerates	2,013,959	5,726,185
Denway Motors Ltd.	Automobiles	13,090,234	4,673,400
Huadian Power International Corp. Ltd., H	Electric Utilities	7,826,000	2,315,742
Lenovo Group Ltd., H	Computers & Peripherals	13,606,000	4,069,827
PetroChina Co. Ltd., H	Oil & Gas	14,474,000	7,727,859
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	2,697,000	5,759,855
TCL International Holdings Inc.	Household Durables	3,584,000	922,190
Travelsky Technology Ltd., H	IT Services	3,227,000	2,615,544

			81,514,734

Croatia .5%
Pliva D D, GDR, Reg S	Pharmaceuticals	320,200	3,986,490

Czech Republic .7%
Cesky Telecom AS	Diversified Telecommunication Services	323,510	5,355,743

Greece 1.1%
Hellenic Telecommunications Organization SA (OTE)	Diversified Telecommunication Services	154,380	2,769,505
Titan Cement Co.	Construction Materials	207,560	6,140,162

			8,909,667

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	INDUSTRY	SHARES/ RIGHTS	VALUE
Long Term Investments (cont.)
Hong Kong 2.6%
Cheung Kong Holdings Ltd.	Real Estate	1,184,000	$11,805,270
Cheung Kong Infrastructure Holdings Ltd.	Electric Utilities	572,000	1,652,094
Guoco Group Ltd.	Diversified Financial Services	328,000	3,207,081
Henderson Investment Ltd.	Real Estate	1,065,000	1,555,135
MTR Corp. Ltd.	Road & Rail	1,613,901	2,585,049

			20,804,629

Hungary 3.0%
Egis RT	Pharmaceuticals	15,827	954,700
Gedeon Richter Ltd.	Pharmaceuticals	50,356	6,325,851
Matav RT	Diversified Telecommunication Services	1,037,300	4,965,492
MOL Magyar Olaj-Es Gazipari RT	Oil & Gas	172,240	12,114,944

			24,360,987

India 3.5%
Gail (India) Ltd.	Gas Utilities	855,630	4,564,019
Hindustan Lever Ltd.	Household Products	2,477,600	8,220,476
Hindustan Petroleum Corp. Ltd.	Oil & Gas	1,050,804	9,730,567
Tata Motors Ltd.	Automobiles	148,000	1,728,606
Tata Tea Ltd.	Food Products	359,803	3,937,035

			28,180,703

Indonesia .6%
Bk Danamon	Commercial Banks	6,840,000	3,223,808
PT Perusahaan Gas Negara	Gas Utilities	7,557,500	1,546,916
PT Perusahaan Gas Negara, 144A	Gas Utilities	169,500	34,695

			4,805,419

Malaysia 1.6%
Kuala Lumpur Kepong Bhd.	Food Products	390,600	709,248
Resorts World Bhd.	Hotels Restaurants & Leisure	2,046,000	5,384,211
SIME Darby Bhd.	Industrial Conglomerates	2,054,500	3,243,947
Tanjong PLC	Hotels Restaurants & Leisure	241,000	894,237
YTL Corp. Bhd.	Electric Utilities	1,061,000	1,493,776
YTL Power International Bhd.	Water Utilities	2,483,400	1,176,347

			12,901,766

Mexico 3.3%
Fomento Economico Mexicano SA de CV Femsa, ADR	Beverages	140,600	7,396,966
Kimberly Clark de Mexico SA de CV, A	Household Products	4,538,033	15,690,550
Telefonos de Mexico SA de CV (Telmex), L, ADR	Diversified Telecommunication Services	99,982	3,831,310

			26,918,826

Philippines .6%
San Miguel Corp., B	Beverages	3,892,630	5,201,733

Poland 3.5%
Polski Koncern Naftowy Orlen SA	Oil & Gas	825,929	10,363,524
Telekomunikacja Polska SA	Diversified Telecommunication Services	2,736,600	17,986,616

			28,350,140

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	INDUSTRY	SHARES/ RIGHTS	VALUE
Long Term Investments (cont.)
Russia .8%
[b]Lukoil Holdings, ADR	Oil & Gas	52,307	$6,350,070

Singapore 6.0%
Comfortdelgro Corp. Ltd.	Road & Rail	4,474,000	4,248,422
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,132,933	2,741,698
Fraser & Neave Ltd.	Beverages	1,233,681	12,319,427
Keppel Corp. Ltd.	Industrial Conglomerates	2,182,600	11,499,332
Singapore Press Holdings Ltd.	Media	1,179,000	3,322,551
Singapore Technologies Engineering Ltd.	Aerospace & Defense	2,988,000	4,265,172
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	6,052,428	8,824,835
[a]Suntec Real Estate Investment Trust	Real Estate	1,252,000	851,388

			48,072,825

South Africa 10.5%
Anglo American PLC	Metals & Mining	731,130	17,229,630
Liberty Group Ltd.	Insurance	65,491	769,938
Nedcor Ltd.	Commercial Banks	450,759	6,190,477
Nedcor Ltd., 144A	Commercial Banks	63,958	878,364
Old Mutual PLC	Insurance	4,501,298	11,448,078
Remgro Ltd.	Diversified Financial Services	1,043,070	17,374,066
SABMiller PLC	Beverages	1,016,424	17,125,803
Sappi Ltd.	Paper & Forest Products	401,900	5,888,385
Sasol Ltd.	Oil & Gas	357,400	7,633,786

			84,538,527

South Korea 17.4%
CJ Corp.	Food Products	105,070	7,186,009
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	Machinery	791,700	11,777,608
Hite Brewery Co. Ltd.	Beverages	87,140	7,197,131
Hyundai Development Co.	Construction & Engineering	463,300	7,384,515
Kangwon Land Inc.	Hotels Restaurants & Leisure	784,165	10,188,388
Kia Motors Corp.	Automobiles	309,230	3,255,996
Korea Gas Corp.	Gas Utilities	89,600	2,778,362
LG Chem Ltd.	Chemicals	195,940	7,807,694
LG Electronics Inc.	Household Durables	125,930	7,797,636
LG Household & Health Care Ltd.	Household Products	94,760	2,512,715
LG International Corp.	Trading Companies & Distributors	325,440	2,530,711
LG Petrochemical Co. Ltd.	Chemicals	146,810	3,687,268
POSCO	Metals & Mining	40,480	7,312,365
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	83,368	36,280,220
Samsung Fine Chemicals Co. Ltd.	Chemicals	221,490	3,808,464
Samsung Heavy Industries Co. Ltd.	Machinery	1,757,220	10,965,650
SK Corp.	Oil & Gas	33,410	1,836,388
SK Telecom Co. Ltd.	Wireless Telecommunication Services	31,730	6,038,263

			140,345,383

Sweden .5%
[a]Oriflame Cosmetics, IDR	Personal Products	170,000	3,940,575

Taiwan 13.2%
Acer Inc.	Computers & Peripherals	3,583,254	5,917,610
Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	3,162,000	6,216,577

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	INDUSTRY	SHARES/ RIGHTS	VALUE
Long Term Investments (cont.)
Taiwan (cont.)
D-Link Corp.	Communications Equipment	4,066,787	$4,733,285
Delta Electronics Inc.	Electronic Equipment & Instruments	5,127,467	9,032,342
Elan Microelectronics Corp.	Semiconductors & Semiconductor Equipment	2,725,776	1,534,803
Kinpo Electronics Inc.	Office Electronics	2,453,200	1,068,789
Lite-on Technology Corp.	Computers & Peripherals	6,440,700	6,868,189
MediaTek Inc.	Semiconductors & Semiconductor Equipment	1,098,000	7,460,459
Mega Financial Holdings Co. Ltd.	Commercial Banks	9,866,503	6,796,993
Premier Image Technology Corp.	Leisure Equipment & Products	1,819,000	1,790,963
President Chain Store Corp.	Food & Staples Retailing	2,986,144	4,790,605
Siliconware Precision Industries Co. Ltd.	Semiconductors & Semiconductor Equipment	5,247,000	4,324,360
Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	4,629,100	6,494,428
Synnex Technology International Corp.	Electronic Equipment & Instruments	742,600	1,095,563
Taiwan Cellular Corp.	Wireless Telecommunication Services	12,155,302	13,573,867
Taiwan Semiconductor Manufacturing Co.	Semiconductors & Semiconductor Equipment	7,669,000	12,182,589
UNI-President Enterprises Corp.	Food Products	13,577,600	7,089,908
Yuanta Core Pacific Securities Co.	Capital Markets	7,065,978	5,356,718

			106,328,048

Thailand 1.8%
BEC World Public Co. Ltd., fgn.	Media	7,730,700	3,122,189
[a]Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	3,074,800	4,429,408
Land and House Public Co. Ltd., fgn.	Real Estate	3,624,700	1,053,638
Shin Corp. Public Co. Ltd., fgn.	Wireless Telecommunication Services	1,176,900	1,203,421
Siam Cement Public Co. Ltd., fgn.	Construction Materials	177,100	1,257,385
Thai Airways International Public Co. Ltd., fgn.	Airlines	130,000	162,191
[a]Thai Military Bank Public Co. Ltd., fgn.	Commercial Banks	32,522,400	3,145,656
[a]True Corp., PLC, rts., 3/28/08	Diversified Telecommunication Services	344,616	—

			14,373,888

Turkey 3.5%
[a]Arcelik AS, Br.	Household Durables	1,048,826,400	6,416,624
Migros Turk TAS	Food & Staples Retailing	933,539,500	7,753,536
Tupras-Turkiye Petrol Rafineleri AS	Oil & Gas	657,260,000	6,677,391
[a]Turk Hava Yollari Anonim Ortakligi (THY), 144A	Airlines	188,012,000	1,108,413
Turkiye Is Bankasi AS, C	Commercial Banks	1,143,234,000	6,315,976

			28,271,940

United Kingdom 1.7%
HSBC Holdings PLC	Commercial Banks	543,656	9,302,471
Provident Financial PLC	Consumer Finance	328,500	4,237,245

			13,539,716

Total Long Term Investments (Cost $573,199,966)			787,065,677

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	PRINCIPAL AMOUNT	VALUE
Short Term Investments (Cost $22,458,325) 2.9%
U.S. Government and Agency Securities
[c]U.S. Treasury Bills, 1/06/05 – 3/31/05	$22,506,000	$22,463,389

Total Investments (Cost $595,658,291) 100.6%		809,529,066
Other Assets, less Liabilities (.6)%		(4,658,286)

Net Assets 100.0%		$804,870,780

Portfolio Abbreviations

ADR - American Depository Receipt

GDR - Global Depository Receipt

IDR - International Depository Receipt

[a]	Non-income producing.
[b]	See Note 7 regarding other considerations.
[c]	Security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost	$595,658,291

Value	809,529,066
Cash	8,216
Foreign currency, at value (cost $513,194)	524,635
Receivables:
Investment securities sold	89,395
Capital shares sold	811,182
Dividends	926,376
Foreign income tax receivable	159,393

Total assets	812,048,263

Liabilities:
Payables:
Investment securities purchased	4,731,476
Capital shares redeemed	886,683
Affiliates	974,994
Deferred tax liability	441,892
Other liabilities	142,438

Total liabilities	7,177,483

Net assets, at value	$804,870,780

Net assets consist of:
Undistributed net investment income	$1,637,611
Net unrealized appreciation (depreciation)	213,443,902
Accumulated net realized gain (loss)	(147,539,841)
Capital shares	737,329,108

Net assets, at value	$804,870,780

Class 1:
Net assets, at value	$477,289,957

Shares outstanding	54,653,947

Net asset value and offering price per share	$8.73

Class 2:
Net assets, at value	$327,568,647

Shares outstanding	37,791,471

Net asset value and offering price per share	$8.67

Class 3:
Net assets, at value	$12,176

Shares outstanding	1,403

Net asset value and offering price per share[a]	$8.68

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment income:
Dividends (net of foreign taxes of $2,118,707)	$18,874,239
Interest	357,121

Total investment income	19,231,360

Expenses:
Management fees (Note 3)	7,848,740
Administrative fees (Note 3)	874,723
Distribution fees - Class 2 (Note 3)	579,458
Transfer agent fees	10,778
Custodian fees (Note 4)	635,519
Reports to shareholders	234,051
Professional fees	71,409
Trustees’ fees and expenses	3,753
Other	26,158

Total expenses	10,284,589
Expense reductions (Note 4)	(1,831)

Net expenses	10,282,758

Net investment income	8,948,602

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $2,007,158)	51,038,207
Foreign currency transactions	(577,452)

Net realized gain (loss)	50,460,755

Net change in unrealized appreciation (depreciation) on:
Investments	89,187,217
Translation of assets and liabilities denominated in foreign currencies	34,734
Deferred taxes	1,472,777

Net change in unrealized appreciation (depreciation)	90,694,728

Net realized and unrealized gain (loss)	141,155,483

Net increase (decrease) in net assets resulting from operations	$150,104,085

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$8,948,602	$8,383,604
Net realized gain (loss) from investments and foreign currency transactions	50,460,755	18,835,829
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and deferred taxes	90,694,728	141,314,261

Net increase (decrease) in net assets resulting from operations	150,104,085	168,533,694
Distributions to shareholders from:
Net investment income:
Class 1	(7,597,672)	(3,521,009)
Class 2	(4,066,275)	(1,068,523)
Class 3	(190)	—

Total distributions to shareholders	(11,664,137)	(4,589,532)
Capital share transactions: (Note 2)
Class 1	32,499,304	18,051,739
Class 2	103,669,110	41,851,167
Class 3	10,000	—

Total capital share transactions	136,178,414	59,902,906
Net increase (decrease) in net assets	274,618,362	223,847,068
Net assets:
Beginning of year	530,252,418	306,405,350

End of year	$804,870,780	$530,252,418

Undistributed net investment income included in net assets:
End of year	$1,637,611	$5,951,933

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

b. Foreign Currency Translation (continued)

foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the year.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1 Class 2, and Class 3. Effective May 1, 2004 the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	8,940,486	$67,520,469	10,436,573	$60,506,599
Shares issued in reinvestment of distributions	1,105,920	7,597,672	652,039	3,521,009
Shares redeemed	(5,740,464)	(42,618,837)	(8,573,395)	(45,975,869)

Net increase (decrease)	4,305,942	$32,499,304	2,515,217	$18,051,739

Class 2 Shares:
Shares sold	21,331,545	$159,905,301	30,181,277	$163,641,071
Shares issued in reinvestment of distributions	595,355	4,066,275	198,398	1,068,523
Shares redeemed	(8,236,506)	(60,302,466)	(23,541,038)	(122,858,427)

Net increase (decrease)	13,690,394	$103,669,110	6,838,637	$41,851,167

Class 3 Shares:
Shares sold	1,403	$10,000

Net increase (decrease)	1,403	$10,000

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

a. Management Fees

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.150%	First $200 million
.135%	Over $200 million, up to and including $700 million
.100%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan. No payments were made by Class 3 for the period ended December 31, 2004.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2004, Franklin Advisers Inc. owned 100% of Class 3.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2007	$58,738,810
2009	62,323,035
2010	24,246,197

$145,308,042

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

5. INCOME TAXES (cont.)

At December 31, 2004, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2004 of $650,185 and $142,382, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from ordinary income	$11,664,137	$4,589,532

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$607,326,405

Unrealized appreciation	$206,582,379
Unrealized depreciation	(4,379,718)

Net unrealized appreciation (depreciation)	$202,202,661

Distributable earnings - undistributed ordinary income	$11,866,491

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $480,021,270 and $335,018,988, respectively.

7. OTHER CONSIDERATIONS

TAML, as the Fund’s Manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2004, the Manager serves in one or more of these capacities for Lukoil Holdings. As a result of this involvement, the Manager may be in possession of certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

8. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

8. REGULATORY MATTERS (cont.)

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

8. REGULATORY MATTERS (cont.)

Settlements (cont.)

of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Tax Designation (unaudited)

At December 31, 2004, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid under Section 853 of the Code. This election will allow shareholders of record in June 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 2005, semi-annual report of the Fund.

TEMPLETON FOREIGN SECURITIES FUND

This annual report for Templeton Foreign Securities Fund covers the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	10-Year
Average Annual Total Return	+18.87%	+1.16%	+8.89%

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/95–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund invests predominantly in investments of issuers located outside the U.S., including those in emerging markets.

Performance Overview

You can find the Fund’s total return in the Performance Summary. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 20.70% for the one-year period under review.1

Economic and Market Overview

The global economic recovery continued in 2004, led by growth in China and the U.S. As of December 31, 2004, U.S. gross domestic product (GDP) had increased for 13 consecutive quarters.2 In China, GDP grew 9.5% in 2004.3

The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank projected euro zone growth may be between 1.6% and 2.0% in 2004, compared with only 0.5% in 2003. In Japan, the economy struggled to emerge from a decade-long deflationary period. Although the country’s consumer and business confidence reached their highest levels since 1991, economic growth slowed in response to higher oil prices and reduced external demand. In addition, the U.S. dollar declined approximately 4% versus the yen and 7% versus the euro during 2004.4 This hurt Japanese and European exports into the U.S., as it made their goods more expensive in the world’s biggest market. However, the greenback’s protracted decline should also benefit the U.S. current account deficit by making U.S. goods more competitive in international markets.

Oil prices increased during most of 2004, reaching $56 per barrel in October, but declined to end the year at $43. Higher oil prices triggered investor worries about inflation, decreased spending — due to cautionary consumer and business sentiment — and slower economic and corporate profit growth. As of December 31, 2004, the 12-month moving average price of oil was about $41 per barrel.5

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: National Bureau of Statistics of China.

4. Source: FactSet Research Systems Inc.

5. Source: U.S. Department of Energy.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks due to their relatively smaller size and lesser liquidity. The Fund’s prospectus also includes a description of the main investment risks.

In this environment, the MSCI World Index’s total return was 15.25% in U.S. dollars for the 12-month period ended December 31, 2004.6 Emerging markets, as measured by the MSCI Emerging Markets Index, had a one-year total return of 25.95% in U.S. dollars.6 In local currencies, these indexes had notably lower total returns of 11.83% and 16.45% for the same period.6 In 2004, most of the world’s currencies strengthened in relation to the U.S. dollar, which benefited U.S.-based investors of non-U.S. developed and emerging market equities.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, the Fund benefited from a variety of sectors and individual holdings. For example, strong stock selection in the health care sector aided returns even though we were slightly underweighted compared with the MSCI EAFE Index.7 Among these, the stocks of Mayne Group (sold by period-end) and Ono Pharmaceutical rose on favorable company fundamentals. Merger and acquisition activity in the pharmaceuticals and biotechnology industries was also a boon to certain Fund holdings. For example, the Fund benefited from consolidation in the pharmaceuticals industry when Sanofi acquired Aventis, a long-time portfolio holding. Similarly, UCB acquired Fund holding CellTech Group at a significant premium to its prior-day share price.

Portfolio holdings within the energy sector also provided healthy returns for the Fund as they benefited from steadily rising oil and other energy commodity prices throughout the year.8 Our best performing energy stocks included those of oil and gas companies Eni and Repsol. The Fund’s utilities sector holdings also performed well during the year largely due to healthy earnings growth and a low interest rate environment.9 Our top performers included German multi-utility

6. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

7. In the SOI, the health care sector comprises health care equipment and supplies, and pharmaceuticals.

8. In the SOI, the energy sector comprises energy equipment and services, and oil and gas.

9. In the SOI, the utilities sector comprises electric utilities, and multi-utilities and unregulated power.

E.ON, U.K. power and gas grid operator National Grid Transco, Spanish electric utility Iberdrola and France’s Suez, which provides electricity, natural gas, water and waste management services to more than 130 countries.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, the Fund’s portfolio was invested predominantly in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.

There were some disappointments and a large cash position that detracted from our overall results. We held approximately 15% in cash (short-term investments and other net assets) for most of 2004, which served as a significant drag in a year when foreign stock markets were quite strong. This uninvested money was, by far, the largest detractor to Fund performance.

Elsewhere, our investments in the consumer staples sector contributed very little to the Fund’s overall return.10 Consumer staples were a small sector weighting in the Fund at less than half the index’s at period-end, but many of the companies within the group were plagued with poor stock performance. Notable laggards during the year included three European companies: U.K.-based supermarket chain J Sainsbury (sold by period-end), U.K. global consumer goods giant Unilever, and Switzerland-based Nestlé, the world’s number-one food company.

Top 10 Holdings

Templeton Foreign Securities Fund

12/31/04

Company Sector/Industry, Country	% of Total Net Assets

Cheung Kong Holdings Ltd.	2.3%
Real Estate, Hong Kong

Nippon Telegraph & Telephone Corp.	1.7%
Diversified Telecommunication Services, Japan

Sanofi-Aventis	1.7%
Pharmaceuticals, France

Samsung Electronics Co. Ltd.	1.5%
Semiconductors & Semiconductor Equipment, South Korea

Swiss Reinsurance Co.	1.5%
Insurance, Switzerland

Telefonos de Mexico SA de CV (Telmex), L, ADR	1.5%
Diversified Telecommunication Services, Mexico

Shell Transport & Trading Co. PLC	1.5%
Oil & Gas, U.K.

Denso Corp.	1.4%
Auto Components, Japan

BP PLC	1.4%
Oil & Gas, U.K.

GlaxoSmithKline PLC	1.3%
Pharmaceuticals, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Lastly, some of our holdings within the financials sector, which was significantly underweighted compared with the index at period-end, hurt Fund performance.11 Individual financial stocks that posted positive total returns yet underperformed the index included Bermuda-based insurers XL Capital and ACE Ltd., global banking concern HSBC Holdings (sold by period-end), and South Korea’s Kookmin Bank. Our position in Japanese brokerage Nomura Holdings, on the other hand, posted negative returns during the year.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

10. In the SOI, the consumer staples sector comprises food and staples retailing, and food products.

11. In the SOI, the finance sector comprises commercial banks, diversified financial services, capital markets, insurance and real estate.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Templeton Foreign Securities Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,139.60	$4.36
Hypothetical (5% return before expenses)	$1,000	$1,021.06	$4.12

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.81%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlightsa

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.37	$9.51	$11.85	$18.78	$22.25

Income from investment operations:
Net investment income[b]	.26	.19	.22	.23	.40
Net realized and unrealized gains (losses)	2.05	2.87	(2.37)	(5.23)	(.95)

Total from investment operations	2.31	3.06	(2.15)	(5.00)	(.55)

Less distributions from:
Net investment income	(.15)	(.20)	(.19)	(.26)	(.43)
Net realized gains	—	—	—	(1.67)	(2.49)

Total distributions	(.15)	(.20)	(.19)	(1.93)	(2.92)

Redemption fees	— [d]	—	—	—	—

Net asset value, end of year	$14.53	$12.37	$9.51	$11.85	$18.78

Total return[c]	18.87%	32.55%	(18.40)%	(15.75)%	(2.19)%
Ratios/supplemental data
Net assets, end of year (000’s)	$506,456	$472,665	$397,420	$565,220	$776,495
Ratios to average net assets:
Expenses	.82%	.87%	.88%	.90%	.87%
Net investment income	1.95%	1.81%	1.97%	1.59%	2.08%
Portfolio turnover rate	10.91%	18.01%	28.12%	20.00%	32.81%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) – Templeton International Securities Fund as a result of a merger on May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Amount is less than $.001 per share.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlightsa (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.24	$9.42	$11.74	$18.67	$22.13

Income from investment operations:
Net investment income[b]	.22	.15	.17	.18	.31
Net realized and unrealized gains (losses)	2.03	2.85	(2.32)	(5.21)	(.90)

Total from investment operations	2.25	3.00	(2.15)	(5.03)	(.59)

Less distributions from:
Net investment income	(.14)	(.18)	(.17)	(.23)	(.38)
Net realized gains	—	—	—	(1.67)	(2.49)

Total distributions	(.14)	(.18)	(.17)	(1.90)	(2.87)

Redemption fees	— [d]	—	—	—	—

Net asset value, end of year	$14.35	$12.24	$9.42	$11.74	$18.67

Total return[c]	18.53%	32.21%	(18.56)%	(15.99)%	(2.38)%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,445,928	$653,594	$299,760	$225,505	$187,115
Ratios to average net assets:
Expenses	1.07%	1.12%	1.13%	1.15%	1.12%
Net investment income	1.70%	1.56%	1.72%	1.32%	1.66%
Portfolio turnover rate	10.91%	18.01%	28.12%	20.00%	32.81%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) – Templeton International Securities Fund as a result of a merger on May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Amount is less than $.001 per share.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlights (continued)

	Class 3
	Period Ended December 31, 2004[c]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.48

Income from investment operations:
Net investment income[a]	.09
Net realized and unrealized gains (losses)	1.92

Total from investment operations	2.01

Less distributions from net investment income	(.14)

Redemption fees	—	[d]

Net asset value, end of period	$14.35

Total return[b]	16.25%
Ratios/supplemental data
Net assets, end of period (000’s)	$16,559
Ratios to average net assets:
Expenses	1.07%[e]
Net investment income	1.70%[e]
Portfolio turnover rate	10.91%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period May 1, 2004 (effective date) to December 31, 2004.
[d]	Amount is less than $.001 per share.
[e]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2004

	COUNTRY	SHARES	VALUE
Common Stocks 84.5%
Aerospace & Defense 1.2%
BAE Systems PLC	United Kingdom	3,544,411	$15,681,729
[a]Rolls-Royce Group PLC	United Kingdom	1,729,900	8,201,568
[a]Rolls-Royce Group PLC, B	United Kingdom	55,010,820	107,703

			23,991,000

Air Freight & Logistics .9%
Deutsche Post AG	Germany	753,313	17,235,056

Airlines .4%
Qantas Airways Ltd.	Australia	3,060,000	8,886,228

Auto Components 3.4%
Autoliv Inc., SDR	Sweden	393,611	18,840,149
Denso Corp.	Japan	1,044,800	28,002,109
GKN PLC	United Kingdom	4,440,200	20,156,384

			66,998,642

Automobiles .4%
Volkswagen AG	Germany	181,815	8,228,207

Capital Markets 2.5%
Amvescap PLC	United Kingdom	2,575,100	15,854,031
Nomura Holdings Inc.	Japan	1,327,730	19,367,590
UBS AG	Switzerland	161,000	13,429,036

			48,650,657

Chemicals 3.0%
Akzo Nobel NV	Netherlands	329,003	14,009,817
BASF AG	Germany	324,369	23,293,719
Bayer AG, Br.	Germany	333,400	11,265,348
Lonza Group AG	Switzerland	173,400	9,743,711

			58,312,595

Commercial Banks 6.5%
Banco Santander Central Hispano SA	Spain	1,919,500	23,781,462
DBS Group Holdings Ltd.	Singapore	1,312,000	12,940,758
[a]Hana Bank	South Korea	684,000	17,047,141
[a]Kookmin Bank, ADR	South Korea	314,560	12,293,005
Lloyds TSB Group PLC	United Kingdom	1,387,500	12,597,173
National Australia Bank Ltd.	Australia	865,300	19,520,133
Nordea Bank AB, FDR	Sweden	2,135,083	21,599,419
Shinsei Bank Ltd.	Japan	1,325,000	9,029,974

			128,809,065

Commercial Services & Supplies 1.7%
Rentokil Initial PLC	United Kingdom	6,633,900	18,813,750
Securitas AB, B	Sweden	809,980	13,898,538

			32,712,288

Computers & Peripherals 1.3%
Compal Electronics Inc.	Taiwan	11,949,000	11,915,171
Lite-on Technology Corp.	Taiwan	6,751,000	7,199,085
NEC Corp.	Japan	1,058,000	6,580,219

			25,694,475

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Construction Materials .6%
Cemex SA, ADR	Mexico	315,900	$11,505,078

Diversified Financial Services .7%
ING Groep NV	Netherlands	450,610	13,611,489

Diversified Telecommunication Services 7.9%
BCE Inc.	Canada	815,260	19,658,414
Chunghwa Telecom Co. Ltd., ADR	Taiwan	728,900	15,343,345
KT Corp., ADR	South Korea	420,880	9,179,393
Nippon Telegraph & Telephone Corp.	Japan	7,388	33,181,800
Telecom Corp. of New Zealand Ltd.	New Zealand	2,550,626	11,263,589
Telefonica SA, ADR	Spain	347,913	19,657,085
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	780,969	29,926,732
Telenor ASA	Norway	2,003,100	18,166,610

			156,376,968

Electric Utilities 3.0%
E.ON AG	Germany	188,653	17,198,215
Endesa SA	Spain	547,398	12,843,336
Hong Kong Electric Holdings Ltd.	Hong Kong	3,653,500	16,686,297
Iberdrola SA, Br.	Spain	528,222	13,404,103

			60,131,951

Electrical Equipment .9%
Kidde PLC	United Kingdom	2,724,071	8,705,859
[a]Vestas Wind Systems AS	Denmark	502,800	6,236,677
[a]Vestas Wind Systems AS, 144A	Denmark	167,600	2,078,892

			17,021,428

Electronic Equipment & Instruments 1.4%
Hitachi Ltd.	Japan	3,361,867	23,305,268
Venture Corp. Ltd.	Singapore	480,000	4,675,611

			27,980,879

Energy Equipment & Services .4%
IHC Caland NV	Netherlands	115,874	7,349,442

Food & Staples Retailing .8%
Boots Group PLC	United Kingdom	1,209,400	15,193,526

Food Products 1.7%
Nestle SA	Switzerland	51,790	13,527,833
Unilever PLC	United Kingdom	1,945,434	19,100,339

			32,628,172

Health Care Equipment & Supplies .9%
Olympus Corp.	Japan	861,000	18,368,336

Hotels Restaurants & Leisure 1.0%
Compass Group PLC	United Kingdom	4,131,400	19,527,760

Household Durables 3.0%
Koninklijke Philips Electronics NV	Netherlands	951,239	25,184,108
Persimmon PLC	United Kingdom	614,500	8,150,399
Sony Corp.	Japan	644,654	24,925,111

			58,259,618

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Industrial Conglomerates 2.9%
Hutchison Whampoa Ltd.	Hong Kong	1,962,000	$18,363,460
Smiths Group PLC	United Kingdom	1,293,800	20,413,521
Swire Pacific Ltd., B	Hong Kong	12,648,627	18,795,240

			57,572,221

Insurance 6.1%
ACE Ltd.	Bermuda	558,903	23,893,103
AMP Ltd.	Australia	3,157,400	17,942,722
AXA SA	France	479,792	11,836,588
AXA SA, 144A	France	40,480	998,652
Sompo Japan Insurance Inc.	Japan	1,694,000	17,267,487
Swiss Reinsurance Co.	Switzerland	422,015	29,938,814
XL Capital Ltd., A	Bermuda	232,228	18,032,504

			119,909,870

IT Services .8%
Satyam Computers Services Ltd.	India	1,738,866	16,480,027

Machinery .7%
Volvo AB, B	Sweden	369,264	14,645,614

Media 3.7%
British Sky Broadcasting Group PLC	United Kingdom	2,237,900	24,141,038
Pearson PLC	United Kingdom	1,008,500	12,166,345
Reed Elsevier NV	Netherlands	877,400	11,942,032
Wolters Kluwer NV	Netherlands	380,280	7,621,907
Yell Group PLC	United Kingdom	2,000,000	16,891,243

			72,762,565

Metals & Mining 2.2%
Alcan Inc.	Canada	55,334	2,712,836
Barrick Gold Corp.	Canada	701,894	16,971,631
BHP Billiton Ltd.	Australia	1,338,050	16,066,445
POSCO, ADR	South Korea	165,547	7,371,808

			43,122,720

Multi-Utilities & Unregulated Power 2.0%
National Grid Transco PLC	United Kingdom	1,742,960	16,610,612
Suez SA	France	861,400	22,934,196

			39,544,808

Oil & Gas 5.8%
BP PLC	United Kingdom	2,849,920	27,789,154
Eni SpA	Italy	845,840	21,142,557
Repsol YPF SA	Spain	902,215	23,457,688
Shell Transport & Trading Co. PLC	United Kingdom	3,458,953	29,478,581
Total SA, B	France	54,077	11,792,561

			113,660,541

Paper & Forest Products 2.1%
Stora Enso OYJ, R	Finland	1,305,230	19,940,823
UPM-Kymmene Corp.	Finland	1,013,779	22,492,654

			42,433,477

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Pharmaceuticals 5.4%
GlaxoSmithKline PLC	United Kingdom	1,131,289	$26,535,283
Ono Pharmaceutical Co. Ltd.	Japan	299,000	16,786,272
Sanofi-Aventis	France	412,723	32,931,814
Shire Pharmaceuticals Group PLC	United Kingdom	928,000	9,743,483
Takeda Pharmaceutical Co. Ltd.	Japan	401,200	20,212,771

			106,209,623

Real Estate 2.3%
Cheung Kong Holdings Ltd.	Hong Kong	4,570,137	45,567,314

Road & Rail .3%
East Japan Railway Co.	Japan	1,100	6,121,851

Semiconductors & Semiconductor Equipment 2.0%
Samsung Electronics Co. Ltd.	South Korea	69,750	30,353,917
Taiwan Semiconductor Manufacturing Co.	Taiwan	5,483,234	8,710,391

			39,064,308

Software 2.3%
[a]Check Point Software Technologies Ltd.	Israel	842,050	20,739,691
Nintendo Co. Ltd.	Japan	196,000	24,629,174

			45,368,865

Wireless Telecommunication Services 2.3%
China Mobile (Hong Kong) Ltd., fgn.	China	2,932,000	9,939,559
SK Telecom Co. Ltd., ADR	South Korea	546,520	12,160,070
Vodafone Group PLC, ADR	United Kingdom	835,590	22,878,454

			44,978,083

Total Common Stocks (Cost $1,293,928,767)			1,664,914,747

Preferred Stocks .8%
Automobiles .3%
Volkswagen AG, pfd.	Germany	160,254	5,327,882

Metals & Mining .5%
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	398,376	9,712,407

Total Preferred Stocks (Cost $8,049,893)			15,040,289

Closed End Mutual Funds (Cost $6,368,163) .6%
Diversified Financial Services
Rodamco Europe NV	Netherlands	164,000	12,996,798

Total Long Term Investments (Cost $1,308,346,823)			1,692,951,834

Short Term Investment (Cost $270,971,187) 13.8%
Money Fund
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	270,971,187	270,971,187

Total Investments (Cost $1,579,318,010) 99.7%			1,963,923,021
Other Assets, less Liabilities .3%			5,019,832

Net Assets 100.0%			$1,968,942,853

Portfolio Abbreviations:

ADR - American Depository Receipt

FDR - Foreign Depository Receipt

SDR - Special Drawing Rights

[a]	Non-income producing.
[b]	See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,308,346,823
Cost - Sweep Money Fund (Note 7)	270,971,187

Total cost of investments	$1,579,318,010

Value - Unaffiliated issuers	$1,692,951,834
Value - Sweep Money Fund (Note 7)	270,971,187

Total value of investments	1,963,923,021

Cash	125,592
Foreign currency, at value (cost $2,260,961)	2,508,300
Receivables:
Capital shares sold	2,918,340
Dividends	2,635,413

Total assets	1,972,110,666

Liabilities:
Payables:
Investment securities purchased	214,925
Capital shares redeemed	1,149,737
Affiliates	1,450,921
Deferred tax liability	169,581
Other liabilities	182,649

Total liabilities	3,167,813

Net assets, at value	$1,968,942,853

Net assets consist of:
Undistributed net investment income	$24,955,358
Net unrealized appreciation (depreciation)	384,828,209
Accumulated net realized gain (loss)	(107,874,725)
Capital shares	1,667,034,011

Net assets, at value	$1,968,942,853

Class 1:
Net assets, at value	$506,456,226

Shares outstanding	34,854,983

Net asset value and offering price per share	$14.53

Class 2:
Net assets, at value	$1,445,927,955

Shares outstanding	100,737,385

Net asset value and offering price per share	$14.35

Class 3:
Net assets, at value	$16,558,672

Shares outstanding	1,154,063

Net asset value and offering price per share[a]	$14.35

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment income:
Dividends (net of foreign taxes of $4,492,699)
Unaffiliated issuers	$38,283,254
Sweep Money Fund (Note 7)	2,220,093

Total investment income	40,503,347

Expenses:
Management fees (Note 3)	9,142,311
Administrative fees (Note 3)	1,668,538
Distribution fees: (Note 3)
Class 2	2,462,864
Class 3	13,407
Transfer agent fees	24,686
Custodian fees (Note 4)	439,081
Reports to shareholders	458,829
Professional fees	116,933
Trustees’ fees and expenses	8,455
Other	64,649

Total expenses	14,399,753
Expense reductions (Note 4)	(6,810)

Net expenses	14,392,943

Net investment income	26,110,404

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	39,230,156
Foreign currency transactions	148,337

Net realized gain (loss)	39,378,493

Net change in unrealized appreciation (depreciation) on:
Investments	215,075,678
Translation of assets and liabilities denominated in foreign currencies	161,257
Deferred taxes	454,828

Net change in unrealized appreciation (depreciation)	215,691,763

Net realized and unrealized gain (loss)	255,070,256

Net increase (decrease) in net assets resulting from operations	$281,180,660

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$26,110,404	$13,945,725
Net realized gain (loss) from investments and foreign currency transactions	39,378,493	(31,091,065)
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies and deferred taxes	215,691,763	272,127,433

Net increase (decrease) in net assets resulting from operations	281,180,660	254,982,093
Distributions to shareholders from:
Net investment income:
Class 1	(5,478,306)	(7,698,069)
Class 2	(10,189,845)	(6,848,227)
Class 3	(37,708)	—

Total distributions to shareholders	(15,705,859)	(14,546,296)
Capital share transactions: (Note 2)
Class 1	(43,045,841)	(35,694,170)
Class 2	605,495,077	224,338,382
Class 3	14,758,051	—

Total capital share transactions	577,207,287	188,644,212
Redemption fees	1,304	—

Net increase (decrease) in net assets	842,683,392	429,080,009
Net assets:
Beginning of year	1,126,259,461	697,179,452

End of year	$1,968,942,853	$1,126,259,461

Undistributed net investment income included in net assets:
End of year	$24,955,358	$13,972,294

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Templeton Foreign Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Guarantees and Indemnifications (cont.)

with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Effective May 1, 2004 the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,258,527	$29,175,787	4,070,068	$41,441,600
Shares issued in reinvestment of distributions	437,215	5,478,306	745,937	7,698,069
Shares redeemed	(6,039,270)	(77,699,934)	(8,386,415)	(84,833,839)

Net increase (decrease)	(3,343,528)	$(43,045,841)	(3,570,410)	$(35,694,170)

Class 2 Shares:
Shares sold	59,591,849	$761,455,379	77,265,095	$769,052,246
Shares issued in reinvestment of distributions	821,762	10,189,845	669,785	6,848,227
Shares redeemed	(13,067,398)	(166,150,147)	(56,376,439)	(551,562,091)

Net increase (decrease)	47,346,213	$605,495,077	21,558,441	$224,338,382

Class 3 Shares:[a]
Shares sold	1,203,190	$15,372,770
Shares issued in reinvestment of distributions	3,035	37,599
Shares redeemed	(52,162)	(652,318)

Net increase (decrease)	1,154,063	$14,758,051

[a]	For the period May 1, 2004 (effective date) to December 31, 2004.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.750%	First $200 million
.675%	Over $200 million, up to and including $1.3 billion
.600%	Over $1.3 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.150%	First $200 million
.135%	Over $200 million, up to and including $700 million
.100%	Over $700 million, up to and including $1.2 billion
.075%	Over $1.2 billion

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net asset of Class 2 and Class 3, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$41,357,645
2011	66,483,700

$107,841,345

At December 31, 2004, the Fund had deferred currency losses occurring subsequent to October 31, 2004 of $33,378. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

5. INCOME TAXES (cont.)

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from ordinary income	$15,705,859	$14,546,296

Net investment income (loss) and realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,579,318,010

Unrealized appreciation	$414,603,997
Unrealized depreciation	(29,998,986)

Net unrealized appreciation (depreciation)	$384,605,011

Distributable earnings – undistributed ordinary income	$24,955,154

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $631,313,598 and $136,544,183, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

8. REGULATORY MATTERS (cont.)

Settlements (cont.)

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

8. REGULATORY MATTERS (cont.)

Settlements (cont.)

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Securities Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Tax Designation (unaudited)

At December 31, 2004, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 2005, semi-annual report of the Fund.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

We are pleased to bring you Templeton Global Asset Allocation Fund’s annual report for the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04	1-Year	5-Year	10-Year
Average Annual Total Return	+15.94%	+5.89%	+11.34%

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/95–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the J.P. Morgan (JPM) Government Bond Index (GBI) Global. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

** Sources: Standard & Poor’s Micropal; J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Templeton Global Asset Allocation Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments: Templeton Global Asset Allocation Fund seeks high total return. The Fund invests in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest in lower-rated “junk bonds.”

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund’s performance was comparable to its broad equity benchmark, the MSCI AC World Index, which returned 15.75% for the year under review, and it outperformed its fixed income benchmark, the JPM GBI Global, which returned 10.10% during the same period.1

Economic and Market Overview

The global economic recovery continued in 2004, led by growth in China and the U.S. As of December 31, 2004, U.S. gross domestic product (GDP) had increased for 13 consecutive quarters.2 In China, GDP grew 9.5% in 2004.3

The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank projected euro zone growth may be between 1.6% and 2.0% in 2004, compared with only 0.5% in 2003. In Japan, the economy struggled to emerge from a decade-long deflationary period. Although the country’s consumer and business confidence reached their highest levels since 1991, economic growth slowed in response to higher oil prices and reduced external demand. In addition, the U.S. dollar declined approximately 4% versus the yen and 7% versus the euro during 2004.4 This hurt Japanese and European exports into the U.S., as it made their goods more expensive in the world’s biggest market. However, the greenback’s protracted decline should also benefit the U.S. current account deficit by making U.S. goods more competitive in international markets.

Oil prices increased during most of 2004, reaching $56 per barrel in October, but declined to end the year at $43. Higher oil prices triggered investor worries about inflation, decreased spending — due to cautionary consumer and business sentiment — and slower economic and corporate

1. Sources: Standard & Poor’s Micropal; J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: National Bureau of Statistics of China.

4. Source: FactSet Research Systems Inc.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks due to their relatively smaller size and lesser liquidity. Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. The Fund’s prospectus also includes a description of the main investment risks.

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profit growth. As of December 31, 2004, the 12-month moving average price of oil was about $41 per barrel.5

In this environment, the MSCI AC World Index’s total return was 15.75% in U.S. dollars for the 12-month period ended December 31, 2004.6 Emerging markets, as measured by the MSCI Emerging Markets Index, had a one-year total return of 25.95% in U.S. dollars.6 In local currencies, these indexes had notably lower total returns of 12.05% and 16.45% for the same period.6 In 2004, most of the world’s currencies strengthened in relation to the U.S. dollar, which benefited U.S.-based investors of non-U.S. developed and emerging market equities.

Global bond markets generated positive returns as global treasury yield curves flattened and most major currencies appreciated relative to the U.S. dollar. The global demand upswing in 2004 favored U.S. exports, which expanded at double-digit rates. However, the U.S. trade and current account balances reached record deficit levels as import volume continued to exceed exports. The magnitude of the current account deficit also remained quite large relative to the country’s economy at nearly 5.6% of GDP.7 The U.S. dollar continued to depreciate over the past year, declining 6.3% against the U.S.’s major trading partners.8

The European Central Bank (ECB) left interest rates unchanged throughout the year. Among the central European and Scandinavian countries, exports and investment experienced robust growth over the year, driving most recent GDP growth estimates for Poland, Sweden and Hungary. Rising inflationary pressures accompanied Poland’s stronger growth, while inflation rates in Hungary slowed and remained low in Sweden and Norway. Additionally, Sweden and Norway maintained impressive current account surpluses at nearly 7% and 13% of GDP.9

In Asia, robust domestic demand and export strength bolstered balance-of-payment positions in countries such as China and Thailand. Both countries experienced building inflationary pressures, prompting the monetary authorities to raise interest rates or implement administrative measures to maintain low inflation. While Asia’s domestic growth conditions led to interest rate increases, the region’s balance-of-payment conditions facilitating international reserve accumulation

5. Source: U.S. Department of Energy.

6. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

7. Source: Bureau of Economic Analysis. For the one year ended 12/31/04.

8. Source: Federal Reserve Board.

9. Sources: Sveriges Riksbank (Sweden); Statistics Sweden; and Statistics Norway.

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remained intact. Australia and New Zealand were some of the primary beneficiaries of strong commodity prices over the year as commodities comprised much of their exports, and growth remained strong despite higher interest rates.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing equity investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value.

In choosing debt investments, we allocate our assets among issuers, geographic regions and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates, and credit risks. With respect to debt securities, we may also from time to time make use of forward currency exchange contracts (Hedging Instruments) for hedging purposes.

Manager’s Discussion

Equity

During the year under review, the Fund benefited from a variety of sectors and individual holdings. For example, portfolio holdings within the energy sector provided healthy returns for the Fund as they benefited from steadily rising oil and other energy commodity prices throughout the year.10 The Fund’s utilities sector holdings also performed well during the year largely due to healthy earnings growth and a low interest rate environment.11 Our top performers included German multi-utility E.ON, U.K. power and gas grid operator National Grid Transco, Spanish electric utility Endesa and France’s Suez, which provides electricity, natural gas, water and waste management services to more than 130 countries.

The Fund’s holdings in the materials sector also boosted returns in 2004 due primarily to rising commodity prices caused by improved global economic growth and a significant increase in demand from China.12 Our top-performing stocks included Australian mining and oil company BHP Billiton; South Korean steel producer POSCO; Companhia Vale do Rio Doce, a diversified Brazilian mining company; and

10. In the SOI, the energy sector comprises oil and gas.

11. In the SOI, the utilities sector comprises electric utilities, and multi-utilities and unregulated power.

12. In the SOI, the materials sector comprises chemicals, containers and packaging, metals and mining, and paper and forest products.

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BASF, a Germany-based global manufacturer with interests in chemicals, plastics, and oil and gas exploration.

Industrials stocks were another solid contributor to the Fund’s total returns, even though we were underweighted versus the index.13 Many such companies benefited from improving global economic growth and rising earnings. Our best-performing stocks within the group included BAE Systems, Europe’s largest defense contractor; Volvo, the Swedish manufacturer of vehicles, aircraft and engines; Kidde, a U.K.-based leading global supplier of fire and explosion protection systems; U.K. aircraft engine maker Rolls-Royce; and Boeing, the U.S.-based aerospace and commercial jet manufacturer.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, the Fund’s portfolio was invested predominantly in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.

Even though the Fund posted double-digit returns this year, there were some disappointments. For example, we had favorable stock selection in information technology (IT) stocks, and our underweighted exposure versus the MSCI AC World Index helped relative performance, but in absolute terms the IT industry underperformed the index.14 Poorer performing Fund holdings included NEC, a Japanese IT solutions provider; Synopsys, the U.S.-based leader in electronic design automation software and services; enterprise management software maker BMC Software; and U.S.-based hard disk drive manufacturer Maxtor.

Elsewhere, our stock selection in the consumer staples sector detracted from the Fund’s overall return.15 Many of the companies within the group performed poorly due to pricing pressure and earnings

13. In the SOI, the industrials sector comprises air freight and logistics, aerospace and defense, commercial services and supplies, electrical equipment, industrial conglomerates, and machinery.

14. In the SOI, the information technology sector comprises computers and peripherals, electronic equipment and instruments, IT services, semiconductors and semiconductor equipment, and software.

15. In the SOI, the consumer staples sector comprises food products.

Top 5 Sectors/Industries

Templeton Global Asset Allocation Fund

Based on Equity Securities

12/31/04

% of Total Net Assets

Media	5.5%

Commercial Banks	4.7%

Pharmaceuticals	4.7%

Diversified Telecommunication Services	4.0%

Software	3.2%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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disappointments. Notable laggards during the year included three European companies: U.K.-based supermarket chain J Sainsbury, U.K. global consumer goods giant Unilever, and Switzerland-based Nestlé, the world’s number-one food company.

Fixed Income

Interest Rate Strategy

During the reporting period, interest rate policy generally became less accommodative. As economic growth rebounded and an interest rate tightening cycle, particularly in the U.S., became more probable, we reduced the Fund’s overall portfolio duration exposure. Although the Fed raised U.S. interest rates, short-term real interest rates (accounting for inflation) remained negative and the monetary stance still accommodative. Therefore, the Fund remained positioned defensively to a further rise in U.S. interest rates by maintaining a zero allocation to U.S. Treasury securities.

Globally, we found opportunities during the period where interest rate reductions produced positive local market bond returns, or returns in local currency terms, and other instances where interest rate increases facilitated currency gains and overall bond market returns in U.S. dollar terms. During the period, U.S. yields were at historically low levels. Globally, several other international government treasury markets offered substantially higher yields at period-end, which was fairly typical during the reporting period. We felt this situation presented an investment opportunity for the Fund.

Currency Strategy

During the year, currency gains against the U.S. dollar helped global bond markets outperform the U.S. bond market in U.S. dollar terms as well as in local currency terms.

The U.S. sub-index of the JPM GBI Global rose 3.75% compared with other global bond markets’ 10.10% return in U.S. dollars and 4.89% in local currency.16 Consequently, the Fund benefited from its underweighted position in the U.S. relative to the JPM GBI Global.

16. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

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Fund positioning within Europe and Asia benefited relative Fund performance. As the euro rose against the U.S. dollar, we used the currency’s strength to reduce our exposure and reallocate the proceeds to other European (non-euro) and Asian currencies where we believed we saw better value. These non-euro currencies, particularly the Polish zloty, outperformed the euro, benefiting the Fund’s relative performance.

In Asia, the Fund benefited from its lack of exposure to Japan, as Japanese government bonds underperformed the broader market. The Fund continued to increase its allocation to non-Japan Asia during the period given strong regional growth and trade patterns, and to position itself for potential currency appreciation. The Fund also benefited from its overweighted position in South Korea relative to its benchmark.

Global Sovereign Debt Strategy

The Fund also purchased investment-grade and sub-investment grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury yield curves. Despite rising U.S. interest rates, U.S. dollar-denominated emerging market debt continued to generate strong returns, rising 11.73% over the period, as measured by the JPM Emerging Markets Bond Index Global (EMBIG).16 Euro-denominated markets also rose, gaining 11.68% in euro terms and 20.51% in U.S. dollar terms, as measured by the JPM Euro EMBIG.16

Regionally, Latin American sovereign debt rose 13.10%, eastern Europe 10.57% and Asia 6.74%.17 The global demand recovery significantly benefited emerging market economies, particularly commodity exporters, supporting growth and in some cases balance of payment and fiscal conditions. As a result, underlying economic and credit fundamentals remained stronger than in previous economic tightening cycles. For example, independent credit rating agency Standard & Poor’s (S&P) upgraded Venezuela’s and Russia’s sovereign debt during the year mainly due to higher oil prices, the alleviation of some political risks in Venezuela and Russia’s prudent fiscal and economic policies. Similarly, S&P also upgraded Ukraine’s rating.

17. Source: J.P. Morgan.

Top 5 Country Holdings

Templeton Global Asset Allocation Fund

Based on Total Net Assets

12/31/04

U.S	12.7%

U.K.	9.4%

South Korea	7.3%

Sweden	6.9%

Japan	5.8%

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Although U.S. dollar denominated sovereign debt produced solid returns over the 12-month period, the Fund shortened duration and reallocated away from U.S. dollar-denominated investment-grade and sub-investment grade debt given a greater sensitivity to rising U.S. rates.

Thank you for your participation in Templeton Global Asset Allocation Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Templeton Global Asset Allocation Fund – Class 1

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In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,133.70	$4.56
Hypothetical (5% return before expenses)	$1,000	$1,020.86	$4.32

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.85%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlightsa

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.78	$14.59	$15.51	$19.22	$23.37

Income from investment operations:
Net investment income[b]	.48	.41	.39	.38 [d]	.44
Net realized and unrealized gains (losses)	2.42	4.23	(1.01)	(2.16)[d]	(.45)

Total from investment operations	2.90	4.64	(.62)	(1.78)	(.01)

Less distributions from:
Net investment income	(.57)	(.45)	(.30)	(.26)	(.52)
Net realized gains	—	—	—	(1.67)	(3.62)

Total distributions	(.57)	(.45)	(.30)	(1.93)	(4.14)

Net asset value, end of year	$21.11	$18.78	$14.59	$15.51	$19.22

Total return[c]	15.94%	32.31%	(4.17)%	(9.72)%	.29%
Ratios/supplemental data
Net assets, end of year (000’s)	$625,728	$572,798	$425,470	$501,074	$628,244
Ratios to average net assets:
Expenses	.84%	.81%	.81%	.81%	.81%
Net investment income	2.52%	2.54%	2.56%	2.28% [d]	2.20%
Portfolio turnover rate	27.43%	34.25%	27.27%	35.63%	30.32%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger on May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.018)
Net realized and unrealized gains per share	.018
Ratio of net investment income to average net assets	(.10)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

TGA-11

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.64	$14.49	$15.41	$19.13	$23.27

Income from investment operations:
Net investment income[b]	.43	.36	.34	.33 [d]	.37
Net realized and unrealized gains (losses)	2.41	4.20	(1.00)	(2.15)[d]	(.43)

Total from investment operations	2.84	4.56	(.66)	(1.82)	(.06)

Less distributions from:
Net investment income	(.54)	(.41)	(.26)	(.23)	(.46)
Net realized gains	—	—	—	(1.67)	(3.62)

Total distributions	(.54)	(.41)	(.26)	(1.90)	(4.08)

Net asset value, end of year	$20.94	$18.64	$14.49	$15.41	$19.13

Total return[c]	15.72%	31.95%	(4.39)%	(9.95)%	.04%

Ratios/supplemental data
Net assets, end of year (000’s)	$65,806	$55,754	$39,926	$38,974	$32,346
Ratios to average net assets:
Expenses	1.09%	1.06%	1.06%	1.06%	1.07%
Net investment income	2.27%	2.29%	2.31%	1.99% [d]	1.91%
Portfolio turnover rate	27.43%	34.25%	27.27%	35.63%	30.32%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger on May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(.018)
Net realized and unrealized gains per share	.018
Ratio of net investment income to average net assets	(.10)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

See notes to financial statements.

TGA-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2004

	COUNTRY	SHARES	VALUE
Common Stocks 64.0%
Aerospace & Defense 1.6%
BAE Systems PLC	United Kingdom	667,495	$2,953,234
Boeing Co.	United States	116,600	6,036,382
[a]Rolls-Royce Group PLC	United Kingdom	464,247	2,201,025
[a]Rolls-Royce Group PLC, B	United Kingdom	14,763,054	28,904

			11,219,545

Air Freight & Logistics .9%
Deutsche Post AG	Germany	255,240	5,839,639

Auto Components 1.7%
Autoliv Inc., SDR	Sweden	129,000	6,174,571
Valeo SA	France	140,790	5,884,400

			12,058,971

Automobiles .5%
Volkswagen AG	Germany	70,650	3,197,331

Capital Markets 1.6%
Amvescap PLC	United Kingdom	587,500	3,617,041
Morgan Stanley	United States	30,900	1,715,568
Nomura Holdings Inc.	Japan	244,600	3,567,979
UBS AG	Switzerland	29,200	2,435,577

			11,336,165

Chemicals 2.8%
Akzo Nobel NV	Netherlands	63,665	2,711,024
BASF AG	Germany	100,840	7,241,563
Bayer AG, Br.	Germany	109,940	3,714,794
Dow Chemical Co.	United States	116,800	5,782,768

			19,450,149

Commercial Banks 4.7%
Banco Santander Central Hispano SA	Spain	445,400	5,518,241
DBS Group Holdings Ltd.	Singapore	476,000	4,694,970
[a]Kookmin Bank, ADR	South Korea	164,670	6,435,304
Lloyds TSB Group PLC	United Kingdom	343,900	3,122,283
National Australia Bank Ltd.	Australia	148,100	3,340,959
Nordea Bank AB, FDR	Sweden	955,960	9,670,903

			32,782,660

Commercial Services & Supplies 1.9%
R.R. Donnelley & Sons Co.	United States	103,660	3,658,161
Rentokil Initial PLC	United Kingdom	1,443,100	4,092,634
Securitas AB, B	Sweden	299,200	5,134,007

			12,884,802

Computers & Peripherals .8%
[a]Maxtor Corp.	United States	276,400	1,464,920
NEC Corp.	Japan	319,000	1,984,017
[a]Western Digital Corp.	United States	216,100	2,342,524

			5,791,461

Consumer Finance .5%
Fannie Mae	United States	50,400	3,588,984

TGA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Containers & Packaging .9%
Temple-Inland Inc.	United States	86,733	$5,932,537

Diversified Financial Services 1.8%
ING Groep NV	Netherlands	210,732	6,365,541
JPMorgan Chase & Co.	United States	154,870	6,041,478

			12,407,019

Diversified Telecommunication Services 4.0%
Chunghwa Telecom Co. Ltd., ADR	Taiwan	141,200	2,972,260
KT Corp., ADR	South Korea	208,260	4,542,151
Nippon Telegraph & Telephone Corp.	Japan	1,152	5,173,989
Nippon Telegraph & Telephone Corp., ADR	Japan	5,680	128,084
Telefonica SA, ADR	Spain	96,339	5,443,153
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	151,858	5,819,199
Telenor ASA	Norway	425,300	3,857,151

			27,935,987

Electric Utilities 1.9%
E.ON AG	Germany	92,290	8,413,454
Endesa SA	Spain	122,000	2,862,427
Endesa SA, ADR	Spain	88,000	2,047,760

			13,323,641

Electrical Equipment .9%
Kidde PLC	United Kingdom	909,500	2,906,671
[a]Vestas Wind Systems AS	Denmark	204,300	2,534,115
[a]Vestas Wind Systems AS, 144A	Denmark	68,100	844,705

			6,285,491

Electronic Equipment & Instruments .9%
Hitachi Ltd.	Japan	845,000	5,857,743

Food Products 1.6%
Nestle SA	Switzerland	22,300	5,824,882
Unilever PLC	United Kingdom	513,650	5,043,034

			10,867,916

Health Care Equipment & Supplies
Olympus Corp.	Japan	14,100	300,806

Health Care Providers & Services 1.2%
AmerisourceBergen Corp.	United States	70,700	4,148,676
[a]Tenet Healthcare Corp.	United States	376,600	4,135,068

			8,283,744

Household Durables 1.8%
Koninklijke Philips Electronics NV	Netherlands	212,837	5,634,872
Sony Corp.	Japan	41,300	1,596,837
Sony Corp., ADR	Japan	136,900	5,333,624

			12,565,333

Industrial Conglomerates .9%
Swire Pacific Ltd., A	Hong Kong	780,000	6,522,746

TGA-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Insurance 3.1%
ACE Ltd.	Bermuda	101,700	$4,347,675
AXA SA	France	210,734	5,198,860
Swiss Reinsurance Co.	Switzerland	95,570	6,779,978
XL Capital Ltd., A	Bermuda	68,810	5,343,097

			21,669,610

IT Services 1.1%
[a]BearingPoint Inc.	United States	410,000	3,292,300
Satyam Computers Services Ltd.	India	431,198	4,086,660

			7,378,960

Leisure Equipment & Products .4%
Mattel Inc.	United States	131,100	2,555,139

Machinery 1.1%
Atlas Copco AB, A	Sweden	51,630	2,331,382
Volvo AB, B	Sweden	124,268	4,928,672

			7,260,054

Media 5.5%
British Sky Broadcasting Group PLC	United Kingdom	783,600	8,452,977
[a]Comcast Corp.	United States	62,636	2,084,526
[a]DIRECTV Group Inc.	United States	216,800	3,629,232
John Fairfax Holdings Ltd.	Australia	1,704,780	6,071,582
Pearson PLC	United Kingdom	364,400	4,396,050
Reed Elsevier NV	Netherlands	501,600	6,827,129
[a]Time Warner Inc.	United States	110,900	2,155,896
Wolters Kluwer NV	Netherlands	215,741	4,324,071

			37,941,463

Metals & Mining 1.3%
Barrick Gold Corp.	Canada	290	7,012
BHP Billiton Ltd.	Australia	551,100	6,617,255
POSCO, ADR	South Korea	57,100	2,542,663

			9,166,930

Multi-Utilities & Unregulated Power 1.5%
National Grid Transco PLC	United Kingdom	420,100	4,003,602
Suez SA	France	229,280	6,104,426

			10,108,028

Multiline Retail .8%
Target Corp.	United States	107,000	5,556,510

Oil & Gas 2.7%
BP PLC	United Kingdom	497,510	4,851,147
Eni SpA	Italy	307,225	7,679,374
Shell Transport & Trading Co. PLC	United Kingdom	756,100	6,443,787

			18,974,308

Paper & Forest Products .9%
Stora Enso OYJ, R	Finland	416,260	6,360,375

TGA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES		VALUE
Common Stocks (cont.)
Pharmaceuticals 4.7%
Abbott Laboratories	United States	118,000		$5,504,700
Bristol-Myers Squibb Co.	United States	217,420		5,570,301
GlaxoSmithKline PLC	United Kingdom	220,961		5,182,816
Ono Pharmaceutical Co. Ltd.	Japan	84,200		4,727,104
Sanofi-Aventis	France	91,000		7,261,032
Takeda Pharmaceutical Co. Ltd.	Japan	84,300		4,247,100

				32,493,053

Real Estate 1.5%
Cheung Kong Holdings Ltd.	Hong Kong	1,031,500		10,284,743

Semiconductors & Semiconductor Equipment 1.1%
Samsung Electronics Co. Ltd.	South Korea	16,790		7,306,699

Software 3.2%
[a]BEA Systems Inc.	United States	420,700		3,727,402
[a]BMC Software Inc.	United States	291,900		5,429,340
[a]Check Point Software Technologies Ltd.	Israel	157,190		3,871,590
Nintendo Co. Ltd.	Japan	54,800		6,886,116
[a]Synopsys Inc.	United States	128,080		2,512,929

				22,427,377

Specialty Retail .2%
[a]Toys R Us Inc.	United States	50,000		1,023,500

Wireless Telecommunication Services 2.0%
China Mobile (Hong Kong) Ltd., fgn.	China	928,000		3,145,945
SK Telecom Co. Ltd., ADR	South Korea	198,040		4,406,390
Vodafone Group PLC, ADR	United Kingdom	218,000		5,968,840

				13,521,175

Total Common Stocks (Cost $333,735,844)				442,460,594

Preferred Stock (Cost $1,226,665) .5%
Metals & Mining
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	140,520		3,425,878

		PRINCIPAL AMOUNT[b]
Bonds 30.5%
Buoni Poliennali Del Tesoro,
7.75%, 11/01/06	Italy	974,190	EUR	1,444,391
5.00%, 2/01/12	Italy	1,810,000	EUR	2,695,891
Federal Republic of Germany,
5.00%, 8/19/05	Germany	3,268,000	EUR	4,564,078
6.00%, 7/04/07	Germany	2,092,000	EUR	3,068,789
5.00%, 7/04/11	Germany	1,395,000	EUR	2,080,801
Finland Government, 3.00%, 7/04/08	Finland	1,850,000	EUR	2,529,654
French Treasury Note, 4.75%, 7/12/07	France	550,000	EUR	785,123
Government of Canada, 6.00%,
6/01/08	Canada	2,212,000	CAD	1,999,044
6/01/11	Canada	6,849,000	CAD	6,354,234
Government of France,
3.00%, 7/12/08	France	2,100,000	EUR	2,868,210
4.00%, 10/25/09	France	6,420,000	EUR	9,094,721

TGA-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[b]		VALUE
Bonds (cont.)
Government of Hungary, 8.50%, 10/12/05	Hungary	92,400,000	HUF	$509,863
Government of Netherlands,
5.75%, 2/15/07	Netherlands	1,958,000	EUR	2,831,836
5.00%, 7/15/12	Netherlands	1,760,000	EUR	2,630,853
Government of New Zealand, 7.00%, 7/15/09	New Zealand	20,308,000	NZD	15,143,580
Government of Spain,
10.15%, 1/31/06	Spain	2,450,000	EUR	3,598,600
4.80%, 10/31/06	Spain	2,630,000	EUR	3,717,732
Government of Thailand,
6.00%, 3/05/05	Thailand	172,000,000	THB	4,460,169
8.50%, 10/14/05	Thailand	67,800,000	THB	1,834,353
8.00%, 12/08/06	Thailand	159,750,000	THB	4,510,244
Indonesia Recapital Bond,
14.00%, 6/15/09	Indonesia	18,000,000,000	IDR	2,222,246
14.275%, 12/15/13	Indonesia	16,853,000,000	IDR	2,201,374
Kingdom of Belgium,
7.50%, 7/29/08	Belgium	4,193,000	EUR	6,580,368
5.00%, 9/28/12	Belgium	1,760,000	EUR	2,631,569
Kingdom of Denmark,
5.00%, 8/15/05	Denmark	11,696,000	DKK	2,168,032
6.00%, 11/15/11	Denmark	14,660,000	DKK	3,091,164
5.00%, 11/15/13	Denmark	25,080,000	DKK	5,035,992
Kingdom of Norway, 6.75%, 1/15/07	Norway	50,000,000	NOK	8,938,733
Kingdom of Sweden,
6.00%, 2/09/05	Sweden	35,430,000	SEK	5,352,657
8.00%, 8/15/07	Sweden	34,265,000	SEK	5,831,977
5.50%, 10/08/12	Sweden	49,110,000	SEK	8,248,768
Korea Treasury Bond,
6.90%, 1/16/07	South Korea	12,400,000,000	KRW	13,003,566
4.75%, 3/03/07	South Korea	11,800,000,000	KRW	11,925,135
New South Wales Treasury Corp.,
6.50%, 5/01/06	Australia	9,688,000	AUD	7,702,322
8.00%, 3/01/08	Australia	2,430,000	AUD	2,045,761
Queensland Treasury Corp., 6.00%,
7/14/09	Australia	300,000	AUD	240,766
8/14/13	Australia	2,800,000	AUD	2,268,076
Republic of Austria, 5.00%,
1/15/08	Austria	4,900,000	EUR	7,087,552
7/15/12	Austria	4,800,000	EUR	7,189,305
Republic of Poland,
8.50%, 11/12/06	Poland	620,000	PLN	213,753
8.50%, 5/12/07	Poland	15,700,000	PLN	5,478,464
6.00%, 5/24/09	Poland	24,850,000	PLN	8,204,418
Republic of Singapore, 4.00%, 3/01/07	Singapore	1,700,000	SGD	1,093,518
CRepublic of Slovak, Strip, 1/14/07	Slovak Republic	181,500,000	SKK	5,923,468
Republic of Philippines, 9.00%, 2/15/13	Philippines	1,425,000		1,461,551
Republic of Ukraine, 144A, FRN, 5.33%, 8/05/09	Ukraine	1,100,000		1,163,250
Russian Federation, Reg S, 5.00% to 3/31/07, 7.50% thereafter, 3/31/30	Russia	4,540,000		4,700,716
United Kingdom, 7.50%, 12/07/06	United Kingdom	867,000	GBP	1,757,530

Total Bonds (Cost $160,950,961)				210,484,197

Total Long Term Investments (Cost $495,913,470)				656,370,669

TGA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES		VALUE
Short Term Investments 4.5%
Foreign Government Security (Cost $949,813) .1%
[c]Norwegian Treasury Bill, 9/21/05	Norway	5,900,000	NOK	$959,652

Total Investments before Money Fund (Cost $496,863,283)				657,330,321

Money Fund (Cost $30,532,682) 4.4%
[d]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	30,532,682		30,532,682

Total Investments (Cost $527,395,965) 99.5%				687,863,003
Other Assets, less Liabilities .5%				3,670,491

Net Assets 100.0%				$691,533,494

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

KRW - South Korean Won

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

SKK - Slovak Koruna

THB - Thai Baht

Portfolio Abbreviations:

ADR - American Depository Receipt

FDR - Foreign Depository Receipt

FRN - Floating Rate Note

SDR - Special Drawing Rights

[a]	Non-income producing.
[b]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[c]	Security is traded on a discount basis with no stated coupon rate.
[d]	See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

TGA-18

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$496,863,283
Cost - Sweep Money Fund (Note 7)	30,532,682

Total cost of investments	$527,395,965

Value - Unaffiliated issuers	$657,330,321
Value - Sweep Money Fund (Note 7)	30,532,682

Total value of investments	687,863,003

Cash	36,516
Foreign currency, at value (cost $2,068)	2,078
Receivables:
Capital shares sold	160,034
Dividends and interest	5,664,981

Total assets	693,726,612

Liabilities:
Payables:
Capital shares redeemed	1,681,261
Affiliates	432,230
Other liabilities	79,627

Total liabilities	2,193,118

Net assets, at value	$691,533,494

Net assets consist of:
Undistributed net investment income	$22,180,158
Net unrealized appreciation (depreciation)	160,862,030
Accumulated net realized gain (loss)	(28,332,421)
Capital shares	536,823,727

Net assets, at value	$691,533,494

Class 1:
Net assets, at value	$625,727,746

Shares outstanding	29,636,610

Net asset value and offering price per share	$21.11

Class 2:
Net assets, at value	$65,805,748

Shares outstanding	3,141,868

Net asset value and offering price per share	$20.94

See notes to financial statements.

TGA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment income:
Dividends: (net of foreign taxes of $1,092,585)
Unaffiliated issuers	$11,040,206
Sweep Money Fund (Note 7)	190,996
Interest (net of foreign taxes of $51,845)	9,476,905

Total investment income	20,708,107

Expenses:
Management fees (Note 3)	3,678,732
Administrative fees (Note 3)	862,235
Distribution fees - Class 2 (Note 3)	147,355
Transfer agent fees	9,013
Custodian fees (Note 4)	211,367
Reports to shareholders	327,834
Professional fees	61,843
Trustees’ fees and expenses	3,821
Other	27,654

Total expenses	5,329,854
Expense reductions (Note 4)	(1,372)

Net expenses	5,328,482

Net investment income	15,379,625

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	27,907,966
Foreign currency transactions	10,671,502

Net realized gain (loss)	38,579,468

Net change in unrealized appreciation (depreciation) on:
Investments	41,338,534
Translation of assets and liabilities denominated in foreign currencies	47,737
Deferred taxes	104,220

Net change in unrealized appreciation (depreciation)	41,490,491

Net realized and unrealized gain (loss)	80,069,959

Net increase (decrease) in net assets resulting from operations	$95,449,584

See notes to financial statements.

TGA-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$15,379,625	$12,882,138
Net realized gain (loss) from investments and foreign currency transactions	38,579,468	(47,730,263)
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies and deferred taxes	41,490,491	183,932,996

Net increase (decrease) in net assets resulting from operations	95,449,584	149,084,871
Distributions to shareholders from:
Net investment income:
Class 1	(16,563,956)	(12,872,007)
Class 2	(1,658,563)	(1,147,201)

Total distributions to shareholders	(18,222,519)	(14,019,208)
Capital share transactions: (Note 2)
Class 1	(17,118,553)	24,154,273
Class 2	2,872,334	3,935,942

Total capital share transactions	(14,246,219)	28,090,215
Net increase (decrease) in net assets	62,980,846	163,155,878
Net assets:
Beginning of year	628,552,648	465,396,770

End of year	$691,533,494	$628,552,648

Undistributed net investment income included in net assets:
End of year	$22,180,158	$14,496,244

See notes to financial statements.

TGA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Templeton Global Asset Allocation Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004, over 54% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is high total return.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31, 2004,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,523,033	$48,527,568	2,924,694	$48,227,589
Shares issued in reinvestment of distributions	904,640	16,563,956	795,550	12,872,007
Shares redeemed	(4,294,965)	(82,210,077)	(2,381,733)	(36,945,323)

Net increase (decrease)	(867,292)	$(17,118,553)	1,338,511	$24,154,273

Class 2 Shares:
Shares sold	617,661	$11,736,853	949,657	$15,396,855
Shares issued in reinvestment of distributions	91,180	1,658,563	71,299	1,147,201
Shares redeemed	(557,792)	(10,523,082)	(785,835)	(12,608,114)

Net increase (decrease)	151,049	$2,872,334	235,121	$3,935,942

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.650%	First $200 million
.585%	Over $200 million, up to and including $1.3 billion
.520%	Over $1.3 billion

Under a subadvisory agreement, Advisers, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.150%	First $200 million
.135%	Over $200 million, up to and including $700 million
.100%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net asset of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses of $28,332,421 which may be carried over to offset future capital gains. Such losses expire in 2011.

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from ordinary income	$18,222,519	$14,019,208

Net investment income (loss) and realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discount and premiums.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$530,145,376

Unrealized appreciation	$174,667,943
Unrealized depreciation	(16,950,316)

Net unrealized appreciation (depreciation)	$157,717,627

Distributable earnings – undistributed ordinary income	$24,929,569

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $162,689,015 and $180,117,528, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

8. REGULATORY MATTERS (cont.)

Settlements (cont.)

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

8. REGULATORY MATTERS (cont.)

Other Legal Proceedings (cont.)

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Asset Allocation Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates 7.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.

At December 31, 2004, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends and interest paid to the Fund on these investments. The Fund elects to treat foreign taxes paid under Section 853 of the Code. This election will allow shareholders of record in June 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 2005, semi-annual report of the Fund.

TGA-30

TEMPLETON GLOBAL INCOME SECURITIES FUND

We are pleased to bring you Templeton Global Income Securities Fund’s annual report for the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	10-Year
Average Annual Total Return	+15.09%	+12.91%	+9.08%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/95–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the J.P. Morgan (JPM) Government Bond Index (GBI) Global, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

TGI-1

Fund Goals and Main Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated “junk bonds.”

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the JPM GBI Global, which delivered a 10.10% total return in U.S. dollar terms for the year under review.1

Economic and Market Overview

Global economic growth over the past year solidified, led by the U.S. and Asia, although it slowed somewhat since the first quarter. Although inflation rates remained relatively low, inflationary pressures began to build in some regions partly due to elevated oil and commodity prices. Despite strong growth, global bond markets generated positive returns as global treasury yield curves flattened and most major currencies appreciated relative to the U.S. dollar.

In the U.S., the core Consumer Price Index (excluding food and energy) rose from a historically low rate of 1.1% at the beginning of the year to 2.2% by period-end.2 Additionally, the labor market recovered as employers hired 2.2 million workers in 2004.2 Although economic activity slowed during the second half of the year, productivity rates remained favorable. The Federal Reserve Board (Fed) raised the federal funds target rate from 1.00% to 2.25% during the year. The global demand upswing in 2004 favored U.S. exports, which expanded at double-digit rates. However, the U.S. trade and current account balances reached record deficit levels as import volume continued to exceed exports. As the trade deficit widened throughout the year, it reached $60 billion in November 2004.3 The magnitude of the current account deficit also remained quite large relative to the country’s economy at nearly 5.6% of gross domestic product (GDP), compared with 4.5% at the end of 2003.4 The U.S. dollar depreciated during the past year, declining 6.3% against the U.S.’s major trading partners.5

1. Source: J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Source: U.S. Census Bureau.

4. Source: Bureau of Economic Analysis. For the one year ended 12/31/04.

5. Source: Federal Reserve Board.

Fund Risks: Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks due to their relatively smaller size and lesser liquidity. The Fund’s prospectus also includes a description of the main investment risks.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

TGI-2

Economic growth in the 12-country euro zone strengthened during the year, reaching 1.8% in the third quarter compared with the same period a year earlier, mainly driven by the export sector.6 High unemployment rates corresponded with weak consumer spending in the region. However, tepid domestic demand and currency strength helped contain underlying inflation rates, which remained relatively constant during the period. Consequently, the European Central Bank (ECB) left interest rates unchanged throughout the year. Other European countries exhibited more dynamic growth over the period. Among central European and Scandinavian countries, exports and investment experienced robust growth, propelling third quarter 2004 GDP growth estimates for Poland, Sweden and Hungary to 4.8%, 3.8% and 3.7%, respectively.7 Rising inflationary pressures accompanied Poland’s stronger growth. Sweden’s and Norway’s inflation rates remained low while Hungary’s slowed. Additionally, Sweden and Norway maintained impressive current account surpluses at nearly 7% and 13% of their GDPs.8

Strong regional growth characterized the Asia Pacific region’s economy during the year. Robust domestic demand and export strength bolstered balance of payment positions in China and Thailand. Both countries experienced building inflationary pressures, prompting monetary authorities to raise interest rates or implement administrative measures to maintain low inflation. Although Asia’s domestic growth conditions led to interest rate increases, the region’s balance of payment conditions facilitating international reserve accumulation remained intact. Even without the strong domestic demand seen elsewhere in Asia, South Korea still reached a growth rate of 4.6%, mostly due to competitive external conditions.9 South Korea’s current account surplus nearly doubled over the period, driven by the trade balance as exports rose more than 30%.10 Australia and New Zealand particularly benefited from strong commodity prices over the year as commodities comprised much of their exports. Despite higher interest rates, growth remained strong.

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates, and credit risks. In considering these factors, we evaluate a country’s changing market,

  6. Source: Eurostat.

  7. Sources: Eurostat (Poland); Statistics Sweden; Hungarian Central Statistical Office.

  8. Sources: Sveriges Riksbank (Sweden); Statistics Sweden; Statistics Norway.

  9. Source: Bank of Korea.

10. Source: Korea International Trade Association.

TGI-3

economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We intend to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts.

Manager’s Discussion

The Fund’s total return is influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

Interest Rate Strategy

During the reporting period, interest rate policy generally became less accommodative. As economic growth rebounded and an interest rate tightening cycle, particularly in the U.S., became more probable, we reduced the Fund’s overall portfolio duration exposure. Although the Fed raised U.S. interest rates, short-term real interest rates (accounting for inflation) remained negative and the monetary stance still accommodative. Therefore, the Fund remained positioned defensively to a further rise in U.S. interest rates by maintaining a zero allocation to U.S. Treasury securities. Globally, we found opportunities during the period where interest rate reductions produced positive local market bond returns, or returns in local currency terms, and other instances where interest rate increases facilitated currency gains and overall bond market returns in U.S. dollar terms.

For example, monetary authorities in Sweden reduced interest rates at the beginning of the period. However, continued low inflation rates relative to other developed markets, coupled with currency prospects we felt were attractive, supported local bond market performance. Swedish bond markets rose 8.61% in local currency terms, outperforming not only the broader market, but also euro area and U.S. government bond markets.11 In Indonesia, improved economic stability, declining inflation and prudent fiscal policies prompted their central bank to reduce rates, boosting local bond market returns to 21.00% for the year.12 Relative Fund performance benefited from a lack of exposure to the Japanese government bond market given local market returns of only 1.29% over the year.11 While export growth supported GDP growth in Japan over the past year, interest rates remained close to zero as weak domestic conditions failed to build sustainable inflation.

11. Source: J.P. Morgan.

12. Source: HSBC.

TGI-4

Currency Strategy

During the year, currency gains against the U.S. dollar helped global bond markets outperform the U.S. bond market in U.S. dollar terms as well as in local currency terms. The U.S. sub-index of the JPM GBI Global rose 3.75% compared with other global bond markets’ 10.10% return in U.S. dollars and 4.89% in local currency.13 Consequently, the Fund benefited from its underweighted position in the U.S. relative to the JPM GBI Global.

Fund positioning within Europe and Asia also benefited relative Fund performance. As the euro rose against the U.S. dollar, we used the currency’s strength to reduce our exposure and reallocate the proceeds to other European (non-euro) and Asian currencies where we believed we saw better value. These non-euro currencies generally outperformed the euro, benefiting the Fund’s relative performance. For instance, the Polish zloty appreciated 24.25% against the U.S. dollar, compared with the euro, which rose 7.59%. In addition to attractive currency valuation, strong export growth, rising interest rates and higher confidence following progress on fiscal reform supported currency fundamentals over the period. The strong currency returns brought overall bond market returns in Poland to 36.30% in U.S. dollar terms during the 12-month period.11

The Fund continued to increase its allocation to non-Japan Asia during the period given strong regional growth and trade patterns, and to position itself for potential currency appreciation. The Fund benefited from its overweighted position in South Korea relative to its benchmark. Korea’s bond market rose 25.91% in U.S. dollar terms following a 15.10% appreciation of the South Korean won versus the U.S. dollar.12 The central bank appeared increasingly tolerant of currency appreciation to address inflationary risks associated with an undervalued currency while using interest rate policy to stimulate domestic demand. Thailand underperformed the rest of Asia over the period. However, we still found value in the Thai baht and maintained our position given that we felt fundamentals remained intact. The rest of Asia’s performance more than compensated for lagging returns in Thailand.

Global Sovereign Debt Strategy

The Fund also purchased investment-grade and sub-investment grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury

13. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

TGI-5

yield curves. Despite rising U.S. interest rates, U.S. dollar-denominated emerging market debt continued to generate strong returns, rising 11.73% over the period, as measured by the JPM Emerging Markets Bond Index Global (EMBIG).13 Sovereign interest rate spreads declined from 403 basis points (100 basis points equal 1.00%) greater than the U.S. Treasury market at the beginning of the reporting period to 347 basis points by period-end. Euro-denominated markets also rose, gaining 11.68% in euro terms and 20.51% in U.S. dollar terms, as measured by the JPM Euro EMBIG.13

Regionally, Latin American sovereign debt rose 13.10%, eastern Europe 10.57% and Asia 6.74%.11 The global demand recovery significantly benefited emerging market economies, particularly commodity exporters, supporting growth and in some cases balance of payment and fiscal conditions. As a result, underlying economic and credit fundamentals remained stronger than in previous economic tightening cycles. For example, independent credit rating agency Standard & Poor’s (S&P) upgraded Venezuela’s and Russia’s sovereign debt during the year mainly due to higher oil prices, the alleviation of some political risks in Venezuela, and Russia’s prudent fiscal and economic policies. Similarly, S&P also upgraded Ukraine’s rating.

Although U.S. dollar denominated sovereign debt produced solid returns over the 12-month period, the Fund shortened duration and reallocated away from U.S. dollar-denominated investment-grade and sub-investment grade debt given a greater sensitivity to rising U.S. rates.

Thank you for your participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGI-6

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Templeton Global Income Securities Fund – Class 1

TGI-7

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,166.90	$4.25
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$3.96

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.78%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

TGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2004	2003	2002	2001		2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.54	$13.67	$11.39	$11.53		$11.07

Income from investment operations:
Net investment income[a]	.66	.69	.59	.59	[c]	.68
Net realized and unrealized gains (losses)	1.37	2.35	1.83	(.32)[c]		(.20)

Total from investment operations	2.03	3.04	2.42	.27		.48

Less distributions from net investment income	(1.77)	(1.17)	(.14)	(.41)		(.02)

Net asset value, end of year	$15.80	$15.54	$13.67	$11.39		$11.53

Total return[b]	15.09%	22.72%	21.44%	2.55%		4.32%
Ratios/supplemental data
Net assets, end of year (000’s)	$49,845	$52,842	$50,622	$63,781		$81,171
Ratios to average net assets:
Expenses before expense reduction	.79%	.76%	.73%	.71%		.72%
Expenses net of expense reduction	.78%	.76%	.73%	.71%		.72%
Net investment income	4.40%	4.72%	4.88%	5.22%	[c]	6.22%
Portfolio turnover rate	37.39%	53.01%	27.91%	122.45%		40.43%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(.059)
Net realized and unrealized gains (losses) per share	.059
Ratio of net investment income to average net assets	(.53)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

See notes to financial statements.

TGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2004	2003	2002	2001		2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.42	$13.59	$11.33	$11.48		$11.04

Income from investment operations:
Net investment income[a]	.60	.65	.54	.55	[c]	.65
Net realized and unrealized gains (losses)	1.36	2.33	1.84	(.31)[c]		(.19)

Total from investment operations	1.96	2.98	2.38	.24		.46

Less distributions from net investment income	(1.74)	(1.15)	(.12)	(.39)		(.02)

Net asset value, end of year	$15.64	$15.42	$13.59	$11.33		$11.48

Total return[b]	14.74%	22.44%	21.15%	2.24%		4.14%
Ratios/supplemental data
Net assets, end of year (000’s)	$19,779	$5,181	$2,119	$1,286		$1,237
Ratios to average net assets:
Expenses before expense reduction	1.04%	1.01%	.98%	.96%		.97%
Expenses net of expense reduction	1.03%	1.01%	.98%	.96%		.97%
Net investment income	4.15%	4.47%	4.63%	4.95%	[c]	5.94%
Portfolio turnover rate	37.39%	53.01%	27.91%	122.45%		40.43%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(.059)
Net realized and unrealized gains (losses) per share	.059
Ratio of net investment income to average net assets	(.53)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

See notes to financial statements.

TGI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2004

	PRINCIPAL AMOUNT[a]		VALUE
Long Term Investments 94.8%
Australia 5.4%
New South Wales Treasury Corp.,
6.50%, 5/01/06	200,000	AUD	$159,008
8.00%, 3/01/08	1,990,000	AUD	1,675,335
Queensland Treasury Corp., 6.00%,
8/14/13	2,200,000	AUD	1,782,059
10/14/15	200,000	AUD	162,189

			3,778,591

Austria 2.7%
Republic of Austria,
5.50%, 10/20/07	425,000	EUR	620,267
5.00%, 7/15/12	850,000	EUR	1,273,106

			1,893,373

Belgium 1.6%
Kingdom of Belgium, 7.50%, 7/29/08	686,000	EUR	1,076,588

Brazil .6%
Republic of Brazil, L, FRN, 3.125%, 4/15/12	403,239		386,101

Canada 5.3%
Government of Canada,
8.75%, 12/01/05	345,000	CAD	303,238
3.00%, 6/01/06	1,700,000	CAD	1,421,715
5.75%, 9/01/06	200,000	CAD	174,445
6.00%, 6/01/11	937,000	CAD	869,312
Province of Alberta,
7.50%, 12/01/05	930,000	CAD	808,375
senior note, 7.25%, 10/28/05	150,000	CAD	129,476

			3,706,561

Colombia .4%
Republic of Colombia,
10.00%, 1/23/12	132,000		152,131
11.75%, 2/25/20	119,000		152,338

			304,469

Denmark 2.0%
Kingdom of Denmark,
7.00%, 11/15/07	1,450,000	DKK	295,176
5.00%, 11/15/13	3,950,000	DKK	793,149
7.00%, 11/10/24	1,300,000	DKK	325,951

			1,414,276

Finland 3.6%
Government of Finland,
5.00%, 4/25/09	660,000	EUR	968,971
5.375%, 7/04/13	1,000,000	EUR	1,538,498

			2,507,469

France 2.2%
Government of France, 4.00%, 10/25/09	1,055,000	EUR	1,494,537

TGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	PRINCIPAL AMOUNT[a]		VALUE
Long Term Investments (cont.)
Germany 2.5%
Federal Republic of Germany,
2.50%, 9/16/05	385,000	EUR	$523,495
4.00%, 2/16/07	860,000	EUR	1,201,785

			1,725,280

Greece 1.5%
Hellenic Republic, 4.60%, 5/20/13	700,000	EUR	1,011,538

Hungary 1.2%
Government of Hungary,
9.25%, 5/12/05	31,800,000	HUF	176,041
8.50%, 10/12/05	101,100,000	HUF	557,870
7.00%, 4/12/06	20,000,000	HUF	108,521

			842,432

Indonesia 5.1%
Government of Indonesia, 11.00%, 10/15/14	600,000,000	IDR	67,038
Indonesia Recapital Bond,
14.00%, 6/15/09	7,407,000,000	IDR	914,454
13.15%, 3/15/10	6,005,000,000	IDR	726,487
14.25%, 6/15/13	2,550,000,000	IDR	332,400
14.275%, 12/15/13	11,692,000,000	IDR	1,527,233

			3,567,612

Irish Republic 1.7%
Republic of Ireland, 5.00%, 4/18/13	800,000	EUR	1,202,204

Italy 1.1%
Buoni Poliennali Del Tesoro, 7.75%, 11/01/06	531,293	EUR	787,726

Mexico 1.0%
United Mexican States, 144A, 7.50%, 3/08/10	450,000	EUR	713,697

Netherlands 4.2%
Government of Netherlands,
3.00%, 7/15/06	450,000	EUR	616,024
5.75%, 2/15/07	1,598,000	EUR	2,311,171

			2,927,195

New Zealand 7.3%
Government of New Zealand,
7.00%, 7/15/09	5,430,000	NZD	4,049,125
6.00%, 11/15/11	1,300,000	NZD	934,315
6.50%, 4/15/13	130,000	NZD	96,479

			5,079,919

Norway 1.9%
Kingdom of Norway, 6.75%, 1/15/07	7,350,000	NOK	1,313,994

Philippines 1.4%
Republic of Philippines,
9.00%, 2/15/13	800,000		820,520
Reg S, 9.125%, 2/22/10	100,000	EUR	143,958

			964,478

TGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	PRINCIPAL AMOUNT[a]		VALUE
Long Term Investments (cont.)
Poland 6.3%
Republic of Poland,
8.50%, 11/12/06	4,720,000	PLN	$1,627,284
8.50%, 5/12/07	3,290,000	PLN	1,148,035
6.00%, 5/24/09	4,860,000	PLN	1,604,566

			4,379,885

Russia 1.8%
Russian Federation, Reg S,
11.00%, 7/24/18	860,000		1,207,300
5.00% to 3/31/07, 7.50% thereafter, 3/31/30	45,000		46,593

			1,253,893

Singapore 1.0%
Republic of Singapore,
4.00%, 3/01/07	850,000	SGD	546,759
2.625%, 10/01/07	180,000	SGD	112,969

			659,728

South Africa .4%
Republic of South Africa, 5.25%, 5/16/13	200,000	EUR	288,512

South Korea 12.1%
Korea Treasury Bond,
4.50%, 3/05/06	2,100,000,000	KRW	2,086,321
4.50%, 9/03/06	510,000,000	KRW	509,666
6.90%, 1/16/07	1,200,000,000	KRW	1,258,410
4.75%, 3/03/07	1,600,000,000	KRW	1,616,967
4.75%, 3/12/08	2,883,000,000	KRW	2,942,877

			8,414,241

Spain .8%
Government of Spain, 6.00%, 1/31/08	390,000	EUR	579,786

Sweden 8.1%
Kingdom of Sweden,
6.00%, 2/09/05	5,500,000	SEK	830,923
3.50%, 4/20/06	3,800,000	SEK	580,681
8.00%, 8/15/07	14,990,000	SEK	2,551,330
5.25%, 3/15/11	3,900,000	SEK	642,073
5.50%, 10/08/12	6,280,000	SEK	1,054,821

			5,659,828

Thailand 5.7%
Government of Thailand,
6.00%, 3/05/05	8,000,000	THB	207,450
8.50%, 10/14/05	82,800,000	THB	2,240,183
8.00%, 12/08/06	43,500,000	THB	1,228,141
4.125%, 2/12/08	9,000,000	THB	237,758
8.50%, 12/08/08	1,000,000	THB	30,397

			3,943,929

TGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	PRINCIPAL AMOUNT[a]		VALUE
Long Term Investments (cont.)
Ukraine 2.5%
Republic of Ukraine,
144A, 6.875%, 3/04/11	$260,000		$267,475
144A, 7.65%, 6/11/13	1,130,000		1,211,078
FRN, 5.36%, 8/05/09	275,000		291,761

			1,770,314

United Kingdom .5%
United Kingdom, 7.50%, 12/07/06	175,000	GBP	354,750

Venezuela 2.9%
Republic of Venezuela,
9.25%, 9/15/27	1,710,000		1,808,325
FRN, 3.09%, 4/20/11	265,000		241,647

			2,049,972

Total Long Term Investments (Cost $53,802,148)			66,052,878

Short Term Investments 3.1%
Canada .5%
[b]Canada Treasury Bill, 7/14/05	390,000	CAD	320,347

Norway 2.6%
[b]Norwegian Treasury Bills, 6/15/05 - 9/21/05	11,140,000	NOK	1,814,775

Total Short Term Investments (Cost $2,028,754)			2,135,122

Total Investments (Cost $55,830,902) 97.9%			68,188,000
Other Assets, less Liabilities 2.1%			1,436,173

Net Assets 100.0%			$69,624,173

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

KRW - South Korean Won

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thai Baht

Portfolio Abbreviation:

FRN - Floating Rate Note

[a]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[b]	Security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

TGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost	$55,830,902

Value	68,188,000
Foreign currency, at value (cost $127,248)	129,352
Receivables:
Capital shares sold	43,966
Interest	1,469,536

Total assets	69,830,854

Liabilities:
Payables:
Capital shares redeemed	7,359
Affiliates	43,839
Funds advanced by custodian	118,787
Custodian fees (Note 4)	10,500
Professional fees	16,936
Other liabilities	9,260

Total liabilities	206,681

Net assets, at value	$69,624,173

Net assets consist of:
Undistributed net investment income	$3,781,771
Net unrealized appreciation (depreciation)	12,454,569
Accumulated net realized gain (loss)	(9,131,804)
Capital shares	62,519,637

Net assets, at value	$69,624,173

Class 1:
Net assets, at value	$49,844,681

Shares outstanding	3,154,870

Net asset value and offering price per share	$15.80

Class 2:
Net assets, at value	$19,779,492

Shares outstanding	1,264,323

Net asset value and offering price per share	$15.64

See notes to financial statements.

TGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment income:
Interest (net of foreign taxes of $72,127)	$2,990,567
Expenses:
Management fees (Note 3)	360,978
Distribution fees - Class 2 (Note 3)	22,555
Transfer agent fees	2,366
Custodian fees (Note 4)	40,431
Reports to shareholders	29,550
Professional fees	17,044
Trustees’ fees and expenses	349
Other	4,253

Total expenses	477,526
Expense reductions (Note 4)	(4,537)

Net expenses	472,989

Net investment income	2,517,578

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,211,042
Foreign currency transactions	63,626

Net realized gain (loss)	3,274,668

Net change in unrealized appreciation (depreciation) on:
Investments	2,882,362
Translation of assets and liabilities denominated in foreign currencies	15,420

Net change in unrealized appreciation (depreciation)	2,897,782

Net realized and unrealized gain (loss)	6,172,450

Net increase (decrease) in net assets resulting from operations	$8,690,028

See notes to financial statements.

TGI-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$2,517,578	$2,601,977
Net realized gain (loss) from investments and foreign currency transactions	3,274,668	3,815,347
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	2,897,782	4,940,637

Net increase (decrease) in net assets resulting from operations	8,690,028	11,357,961
Distributions to shareholders from:
Net investment income:
Class 1	(5,364,377)	(3,980,291)
Class 2	(706,986)	(323,749)

Total distributions to shareholders	(6,071,363)	(4,304,040)
Capital share transactions: (Note 2)
Class 1	(4,352,338)	(4,386,768)
Class 2	13,335,159	2,614,619

Total capital share transactions	8,982,821	(1,772,149)
Net increase (decrease) in net assets	11,601,486	5,281,772
Net assets:
Beginning of year	58,022,687	52,740,915

End of year	$69,624,173	$58,022,687

Undistributed net investment income included in net assets:
End of year	$3,781,771	$5,047,873

See notes to financial statements.

TGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2004, over 61% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities.

TGI-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

TGI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	142,426	$2,100,636	157,660	$2,314,617
Shares issued in reinvestment of distributions	400,626	5,364,377	271,137	3,980,291
Shares redeemed	(788,314)	(11,817,351)	(733,010)	(10,681,676)

Net increase (decrease)	(245,262)	$(4,352,338)	(304,213)	$(4,386,768)

Class 2 Shares:
Shares sold	973,769	$14,111,268	255,207	$3,668,776
Shares issued in reinvestment of distributions	53,237	706,986	22,205	323,749
Shares redeemed	(98,666)	(1,483,095)	(97,419)	(1,377,906)

Net increase (decrease)	928,340	$13,335,159	179,993	$2,614,619

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets of the Fund, and is not an additional expense of the Fund.

TGI-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2007	$4,883,076
2008	2,370,518
2009	1,649,033
2010	177,731

$9,080,358

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from ordinary income	$6,071,363	$4,304,040

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$56,787,092

Unrealized appreciation	$11,476,104
Unrealized depreciation	(75,196)

Net unrealized appreciation (depreciation)	$11,400,908

Undistributed ordinary income	$4,687,040

TGI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $25,137,986 and $20,929,042, respectively.

7. CREDIT RISK

The Fund has 15.1% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

TGI-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

8. REGULATORY MATTERS (cont.)

Settlements (cont.)

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

TGI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

8. REGULATORY MATTERS (cont.)

Other Legal Proceedings (cont.)

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

TGI-24

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Securities Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

TGI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Tax Designation (unaudited)

At December 31, 2004, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from interest paid to the Fund on these investments. The Fund elects to treat foreign taxes paid under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 2005, semi-annual report of the Fund.

TGI-26

TEMPLETON GROWTH SECURITIES FUND

We are pleased to bring you Templeton Growth Securities Fund’s annual report for the fiscal year ended December 31, 2004.

Performance Summary as of 12/31/04

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/04

	1-Year	5-Year	10-Year
Average Annual Total Return	+16.25%	+4.87%	+10.01%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/95–12/31/04)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goals and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the MSCI AC World Index, which returned 15.75% for the year under review.1

Economic and Market Overview

The global economic recovery continued in 2004, led by growth in China and the U.S. As of December 31, 2004, U.S. gross domestic product (GDP) had increased for 13 consecutive quarters.2 In China, GDP grew 9.5% in 2004.3

The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank projected euro zone growth may be between 1.6% and 2.0% in 2004, compared with only 0.5% in 2003. In Japan, the economy struggled to emerge from a decade-long deflationary period. Although the country’s consumer and business confidence reached their highest levels since 1991, economic growth slowed in response to higher oil prices and reduced external demand. In addition, the U.S. dollar declined approximately 4% versus the yen and 7% versus the euro during 2004.4 This hurt Japanese and European exports into the U.S., as it made their goods more expensive in the world’s biggest market. However, the greenback’s protracted decline should also benefit the U.S. current account deficit by making U.S. goods more competitive in international markets.

Oil prices increased during most of 2004, reaching $56 per barrel in October, but declined to end the year at $43. Higher oil prices triggered investor worries about inflation, decreased spending — due to cautionary consumer and business sentiment — and slower economic and corporate profit growth. As of December 31, 2004, the 12-month moving average price of oil was about $41 per barrel.5

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: National Bureau of Statistics of China.

4. Source: FactSet Research Systems Inc.

5. Source: U.S. Department of Energy.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks due to their relatively smaller size and lesser liquidity. Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. The Fund’s prospectus also includes a description of the main investment risks.

In this environment, the MSCI AC World Index’s total return was 15.75% in U.S. dollars for the 12-month period ended December 31, 2004.6 Emerging markets, as measured by the MSCI Emerging Markets Index, had a one-year total return of 25.95% in U.S. dollars.6 In local currencies, these indexes had notably lower total returns of 12.05% and 16.45% for the same period.6 In 2004, most of the world’s currencies strengthened in relation to the U.S. dollar, which benefited U.S.-based investors of non-U.S. developed and emerging market equities.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

As in past reporting periods, our bottom-up investment strategy for the Fund resulted in a geographic and industry mix that was very different than that of the benchmark MSCI AC World Index. Geographically, we continued to find securities for our bargain list across the globe. From a country standpoint, our substantially overweighted exposure to the U.K. and underweighted exposure to the U.S. contributed positively to the Fund’s relative performance during the year under review. Our U.K. holdings Reuters Group, BAE Systems and Abbey National (exchanged for Banco Santander Central Hispano shares) performed well, while our U.S. holdings AT&T Wireless, CIGNA and Noble Corp. also appreciated. We sold Reuters Group and AT&T Wireless during the period. Combined with strong stock selection, the weakening U.S. dollar played a part in driving the Fund’s outperformance. In addition, our overweighted positions in Hong Kong and Switzerland aided Fund performance.

Looking at the Fund from an industry perspective, a number of sectors stood out. Despite being underweighted, information technology contributed the most sector-wise to Fund performance.7 Our holdings in

6. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

7. The information technology sector comprises IT services, software, computers and peripherals, electronic equipment and instruments, and semiconductors and semiconductor equipment in the SOI.

Nintendo and Check Point Software Technologies appreciated 35% and 46%, respectively, during the year. Our overweighting and strong stock selection in materials and telecommunication services sectors also benefited Fund performance.8

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, the Fund’s portfolio was invested primarily in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.

Offsetting the Fund’s gains, the lower-than-index exposure to Australia, Japan and Canada hurt the Fund’s relative performance. We held no Australian stocks, and Japanese holdings such as Nomura Holdings and Nippon Telegraph & Telephone and Canadian holding Celestica stumbled. From the sector perspective, financials stocks generally lost value. Kookmin Bank, Swiss Reinsurance and the aforementioned Nomura Holdings had a negative impact on the Fund.

During the reporting period, holding a larger-than-normal cash position was a drag on the Fund’s performance. Fund inflows were strong and we were not able to quickly invest the cash.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8. The materials sector comprises chemicals, metals and mining, and paper and forest products in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

Top 10 Holdings

Templeton Growth Securities Fund 12/31/04

Company Sector/Industry, Country	% of Total Net Assets

GlaxoSmithKline PLC	2.0%
Pharmaceuticals, U.K.

Shell Transport & Trading Co. PLC	1.7%
Oil & Gas, U.K.

British Sky Broadcasting Group PLC	1.7%
Media, U.K.

Nestlé SA	1.6%
Food Products, Switzerland

Unilever NV	1.5%
Food Products, Netherlands

E.ON AG	1.4%
Electric Utilities, Germany

BP PLC	1.4%
Oil & Gas, U.K.

Eni SpA	1.4%
Oil & Gas, Italy

Royal Bank of Scotland Group PLC, ord. & 144A	1.3%
Commercial Banks, U.K.

Nomura Holdings Inc.	1.2%
Capital Markets, Japan

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Templeton Growth Securities Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 6/30/04	Ending Account Value 12/31/04	Fund-Level Expenses Incurred During Period* 6/30/04-12/31/04
Actual	$1,000	$1,110.40	$4.56
Hypothetical (5% return before expenses)	$1,000	$1,020.81	$4.37

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.86%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,

	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.31	$8.67	$11.09	$13.76	$15.63

Income from investment operations:
Net investment income[a]	.21	.17	.17	.26	.30
Net realized and unrealized gains (losses)	1.61	2.63	(2.13)	(.36)	(.15)

Total from investment operations	1.82	2.80	(1.96)	(.10)	.15

Less distributions from:
Net investment income	(.15)	(.16)	(.24)	(.28)	(.27)
Net realized gains	—	—	(.22)	(2.29)	(1.75)

Total distributions	(.15)	(.16)	(.46)	(2.57)	(2.02)

Net asset value, end of year	$12.98	$11.31	$8.67	$11.09	$13.76

Total return[b]	16.25%	32.62%	(18.32)%	(.98)%	1.74%
Ratios/supplemental data
Net assets, end of year (000’s)	$800,118	$769,339	$665,537	$966,725	$1,163,637
Ratios to average net assets:
Expenses	.86%	.88%	.87%	.85%	.88%
Net investment income	1.75%	1.74%	1.69%	2.13%	2.18%
Portfolio turnover rate	19.13%	37.43%	30.67%	31.05%	69.67%

[a]Based	on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,

	2004	2003	2002	2001	2000

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.19	$8.59	$11.01	$13.69	$15.60

Income from investment operations:
Net investment income[a]	.17	.13	.13	.21	.25
Net realized and unrealized gains (losses)	1.61	2.62	(2.10)	(.34)	(.15)

Total from investment operations	1.78	2.75	(1.97)	(.13)	.10

Less distributions from:
Net investment income	(.14)	(.15)	(.23)	(.26)	(.26)
Net realized gains	—	—	(.22)	(2.29)	(1.75)

Total distributions	(.14)	(.15)	(.45)	(2.55)	(2.01)

Net asset value, end of year	$12.83	$11.19	$8.59	$11.01	$13.69

Total return[b]	16.03%	32.13%	(18.49)%	(1.31)%	1.47%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,189,112	$511,659	$190,054	$113,925	$79,043
Ratios to average net assets:
Expenses	1.11%	1.13%	1.12%	1.10%	1.12%
Net investment income	1.50%	1.49%	1.44%	1.80%	1.87%
Portfolio turnover rate	19.13%	37.43%	30.67%	31.05%	69.67%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2004

	COUNTRY	SHARES	VALUE
Common Stocks 85.3%
Aerospace & Defense 3.3%
BAE Systems PLC	United Kingdom	4,506,173	$19,936,905
BAE Systems PLC, 144A	United Kingdom	36,352	160,834
Boeing Co.	United States	299,590	15,509,774
Raytheon Co.	United States	361,410	14,033,550
[a]Rolls-Royce Group PLC	United Kingdom	3,292,060	15,607,870
[a]Rolls-Royce Group PLC, B	United Kingdom	104,687,508	204,963

			65,453,896

Airlines .6%
Singapore Airlines Ltd.	Singapore	1,720,100	12,013,196

Auto Components .6%
Valeo SA	France	262,715	10,980,326

Automobiles .6%
Volkswagen AG	Germany	258,907	11,717,077

Capital Markets 2.4%
Morgan Stanley	United States	100,000	5,552,000
Nomura Holdings Inc.	Japan	1,641,173	23,939,782
UBS AG	Switzerland	213,966	17,846,938

			47,338,720

Chemicals 3.2%
Akzo Nobel NV	Netherlands	493,365	21,008,785
BASF AG	Germany	145,200	10,427,161
Bayer AG, Br.	Germany	423,776	14,319,088
[a]Syngenta AG	Switzerland	174,770	18,536,561

			64,291,595

Commercial Banks 5.0%
Banco Santander Central Hispano SA	Spain	1,310,140	16,231,855
DBS Group Holdings Ltd.	Singapore	603,000	5,947,620
[a]Hana Bank	South Korea	157,540	3,926,325
[a]Kookmin Bank	South Korea	373,740	14,621,783
Lloyds TSB Group PLC	United Kingdom	1,032,660	9,375,565
Nordea Bank AB	Sweden	1,087,191	10,964,041
Royal Bank of Scotland Group PLC	United Kingdom	237,980	8,003,013
Royal Bank of Scotland Group PLC, 144A	United Kingdom	511,885	17,214,145
Standard Chartered PLC	United Kingdom	698,325	12,981,837

			99,266,184

Commercial Services & Supplies 1.9%
H&R Block Inc.	United States	177,790	8,711,710
Rentokil Initial PLC	United Kingdom	5,968,960	16,927,979
Securitas AB, B	Sweden	764,565	13,119,257

			38,758,946

Computers & Peripherals .9%
[a]Maxtor Corp.	United States	1,145,880	6,073,164
[a]Seagate Technology	United States	740,005	12,779,886

			18,853,050

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Diversified Telecommunication Services 6.5%
BCE Inc.	Canada	939,345	$22,650,483
[a]Belgacom SA	Belgium	273,600	11,806,546
KT Corp., ADR	South Korea	1,011,735	22,065,940
Nippon Telegraph & Telephone Corp.	Japan	4,272	19,186,878
SBC Communications Inc.	United States	441,280	11,371,786
TDC AS	Denmark	430,274	18,189,214
Telefonica SA	Spain	365,190	6,868,498
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	450,465	17,261,819

			129,401,164

Electric Utilities 4.0%
DTE Energy Co.	United States	539,285	23,259,362
E.ON AG	Germany	301,375	27,474,316
Endesa SA	Spain	639,690	15,008,739
Hong Kong Electric Holdings Ltd.	Hong Kong	2,867,498	13,096,462

			78,838,879

Electronic Equipment & Instruments 1.4%
[a]Celestica Inc.	Canada	403,440	5,692,538
Hitachi Ltd.	Japan	3,130,500	21,701,377

			27,393,915

Energy Equipment & Services .9%
[a]Noble Corp.	United States	347,400	17,279,676

Food & Staples Retailing 1.3%
Albertson’s Inc.	United States	494,700	11,813,436
[a]Kroger Co.	United States	764,261	13,405,138

			25,218,574

Food Products 4.5%
Cadbury Schweppes PLC	United Kingdom	1,843,610	17,162,863
H.J. Heinz Co.	United States	278,585	10,862,029
Nestle SA	Switzerland	120,369	31,441,045
Unilever NV	Netherlands	438,390	29,346,169

			88,812,106

Health Care Equipment & Supplies .8%
Olympus Corp.	Japan	750,000	16,000,293

Health Care Providers & Services 3.4%
AmerisourceBergen Corp.	United States	336,571	19,749,986
CIGNA Corp.	United States	215,072	17,543,423
HCA Inc.	United States	264,750	10,579,410
[a]Tenet Healthcare Corp.	United States	1,816,075	19,940,504

			67,813,323

Hotels Restaurants & Leisure 1.7%
Accor SA	France	518,800	22,676,203
Compass Group PLC	United Kingdom	2,499,790	11,815,680

			34,491,883

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Household Durables 1.7%
Koninklijke Philips Electronics NV	Netherlands	556,890	$14,743,695
Sony Corp.	Japan	499,300	19,305,097

			34,048,792

Industrial Conglomerates 1.7%
Smiths Group PLC	United Kingdom	1,080,061	17,041,156
Swire Pacific Ltd., A	Hong Kong	1,406,800	11,764,357
Tyco International Ltd.	United States	166,120	5,937,129

			34,742,642

Insurance 3.6%
ACE Ltd.	Bermuda	297,200	12,705,300
AXA SA	France	370,111	9,130,731
Swiss Reinsurance Co.	Switzerland	319,590	22,672,525
Willis Group Holdings Ltd.	United States	311,038	12,805,434
XL Capital Ltd., A	Bermuda	185,292	14,387,924

			71,701,914

IT Services 1.2%
Electronic Data Systems Corp.	United States	794,633	18,356,023
Satyam Computers Services Ltd.	India	481,726	4,565,537

			22,921,560

Leisure Equipment & Products .9%
Fuji Photo Film Co. Ltd.	Japan	482,000	17,600,859
Mattel Inc.	United States	8,600	167,614

			17,768,473

Media 6.2%
British Sky Broadcasting Group PLC	United Kingdom	3,093,596	33,371,741
[a]DIRECTV Group Inc.	United States	1,203,819	20,151,930
[a]Interpublic Group of Cos. Inc.	United States	702,015	9,407,001
Pearson PLC	United Kingdom	1,600,718	19,310,746
Reed Elsevier NV	Netherlands	1,484,375	20,203,389
VNU NV	Netherlands	318,410	9,389,146
Wolters Kluwer NV	Netherlands	590,730	11,839,931

			123,673,884

Metals & Mining 2.0%
Barrick Gold Corp.	Canada	745,345	18,052,256
BHP Billiton PLC	United Kingdom	836,750	9,805,287
POSCO	South Korea	61,332	11,079,100

			38,936,643

Multi-Utilities & Unregulated Power 1.1%
National Grid Transco PLC	United Kingdom	2,334,378	22,246,894

Oil & Gas 5.9%
BP PLC	United Kingdom	2,782,360	27,130,387
El Paso Corp.	United States	221,400	2,302,560
Eni SpA	Italy	1,081,305	27,028,223
Repsol YPF SA	Spain	919,148	23,897,948
Shell Transport & Trading Co. PLC	United Kingdom	4,027,633	34,325,100
TransCanada Corp.	Canada	89,875	2,233,105

			116,917,323

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Paper & Forest Products 2.8%
Bowater Inc.	United States	191,800	$8,433,446
International Paper Co.	United States	240,000	10,080,000
Stora Enso OYJ, R	Finland	1,245,938	19,037,700
UPM-Kymmene Corp.	Finland	862,805	19,143,003

			56,694,149

Pharmaceuticals 8.4%
Abbott Laboratories	United States	313,207	14,611,107
Bristol-Myers Squibb Co.	United States	862,800	22,104,936
GlaxoSmithKline PLC	United Kingdom	1,661,700	38,976,494
Novartis AG	Switzerland	412,490	20,643,514
Pfizer Inc.	United States	816,660	21,959,987
Sanofi-Aventis	France	243,046	19,393,021
Shire Pharmaceuticals Group PLC	United Kingdom	1,111,940	11,674,751
Takeda Pharmaceutical Co. Ltd.	Japan	357,000	17,985,940

			167,349,750

Real Estate 1.1%
Cheung Kong Holdings Ltd.	Hong Kong	2,243,499	22,369,181

Semiconductors & Semiconductor Equipment .7%
Samsung Electronics Co. Ltd.	South Korea	30,300	13,186,003

Software 1.6%
[a]Cadence Design Systems Inc.	United States	605,945	8,368,101
[a]Check Point Software Technologies Ltd.	Israel	176,510	4,347,441
Nintendo Co. Ltd.	Japan	160,000	20,105,448

			32,820,990

Specialty Retail .2%
[a]Office Depot Inc.	United States	187,200	3,249,792

Wireless Telecommunication Services 3.2%
China Mobile (Hong Kong) Ltd., fgn.	China	2,608,500	8,842,885
KDDI Corp.	Japan	2,369	12,767,897
SK Telecom Co. Ltd.	South Korea	80,853	15,386,438
SK Telecom Co. Ltd., ADR	South Korea	303,380	6,750,205
Vodafone Group PLC	United Kingdom	7,603,943	20,616,088

			64,363,513

Total Common Stocks (Cost $1,406,827,764)			1,696,914,306

Preferred Stocks .7%
Automobiles .2%
Volkswagen AG, pfd.	Germany	108,300	3,600,594

Metals & Mining .5%
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	415,500	10,129,890

Total Preferred Stocks (Cost $6,373,138)			13,730,484

Total Long Term Investments (Cost $1,413,200,902)			1,710,644,790

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2004 (cont.)

	COUNTRY	PRINCIPAL AMOUNT	VALUE
Short Term Investments 13.9%
U.S. Government and Agency Securities 5.9%
[b]Federal Home Loan Bank, 1/03/05	United States	$90,777,000	$90,767,544
[b]U.S. Treasury Bill, 3/10/05	United States	26,950,000	26,847,725

Total U.S. Government and Agency Securities (Cost $117,612,057)			117,615,269

Total Investments before Repurchase Agreements (Cost $1,530,812,959)			1,828,260,059

Repurchase Agreements 8.0%
[c]BZW Securities Inc., 1.40%, 1/03/05 (Maturity Value $50,005,833) Collateralized by [b]U.S. Treasury Bills, 6/30/05	United States	50,000,000	50,000,000
[c]Dresdner Bank AG, 1.60%, 1/03/05 (Maturity Value $8,001,067) Collateralized by [b]U.S. Treasury Bills, 1/03/05	United States	8,000,000	8,000,000
[c]Paribas Corp., 2.10%, 1/03/05 (Maturity Value $100,017,500) Collateralized by U.S. Government Agency Securities, 1.44 - 7.125%, 2/15/05 - 9/14/06	United States	100,000,000	100,000,000

Total Repurchase Agreements (Cost $158,000,000)			158,000,000

Total Investments (Cost $1,688,812,959) 99.9%			1,986,260,059
Other Assets, less Liabilities .1%			2,970,010

Net Assets 100.0%			$1,989,230,069

Portfolio Abbreviation:

ADR - American Depository Receipt

[a]	Non-income producing.
[b]	Security is traded on a discount basis with no stated coupon rate.
[c]	See Note 1(c) regarding repurchase agreements.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,530,812,959
Cost - Repurchase agreements	158,000,000

Total cost of investments	$1,688,812,959

Value - Unaffiliated issuers	$1,828,260,059
Value - Repurchase agreements	158,000,000

Total value of investments	1,986,260,059

Cash	119,091
Receivables:
Investment securities sold	732,867
Capital shares sold	3,847,583
Dividends	3,356,892

Total assets	1,994,316,492

Liabilities:
Payables:
Investment securities purchased	3,137,682
Capital shares redeemed	273,861
Affiliates	1,513,745
Other liabilities	161,135

Total liabilities	5,086,423

Net assets, at value	$1,989,230,069

Net assets consist of:
Undistributed net investment income	$23,647,817
Net unrealized appreciation (depreciation)	297,555,870
Accumulated net realized gain (loss)	(11,268,804)
Capital shares	1,679,295,186

Net assets, at value	$1,989,230,069

Class 1:
Net assets, at value	$800,117,851

Shares outstanding	61,653,594

Net asset value and offering price per share	$12.98

Class 2:
Net assets, at value	$1,189,112,218

Shares outstanding	92,680,531

Net asset value and offering price per share	$12.83

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2004

Investment income:
Dividends (net of foreign taxes of $3,684,309)	$37,436,753
Interest (net of foreign taxes of $382)	2,663,135

Total investment income	40,099,888

Expenses:
Management fees (Note 3)	12,123,842
Distribution fees - Class 2 (Note 3)	1,941,766
Transfer agent fees	17,857
Custodian fees (Note 4)	383,219
Reports to shareholders	474,499
Professional fees	106,885
Trustees’ fees and expenses	9,097
Other	72,947

Total expenses	15,130,112
Expense reductions (Note 4)	(11,564)

Net expenses	15,118,548

Net investment income	24,981,340

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	67,533,471
Foreign currency transactions	308,452

Net realized gain (loss)	67,841,923

Net change in unrealized appreciation (depreciation) on:
Investments	160,634,233
Translation of assets and liabilities denominated in foreign currencies	(231,130)
Deferred taxes	258,124

Net change in unrealized appreciation (depreciation)	160,661,227

Net realized and unrealized gain (loss)	228,503,150

Net increase (decrease) in net assets resulting from operations	$253,484,490

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2004 and 2003

	2004	2003

Increase (decrease) in net assets:
Operations:
Net investment income	$24,981,340	$16,388,847
Net realized gain (loss) from investments and foreign currency transactions	67,841,923	(17,131,289)
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and deferred taxes	160,661,227	296,799,389

Net increase (decrease) in net assets resulting from operations	253,484,490	296,056,947
Distributions to shareholders from:
Net investment income:
Class 1	(9,645,451)	(11,363,488)
Class 2	(8,547,806)	(4,553,762)

Total distributions to shareholders	(18,193,257)	(15,917,250)
Capital share transactions: (Note 2)
Class 1	(75,091,706)	(80,154,599)
Class 2	548,032,814	225,420,705

Total capital share transactions	472,941,108	145,266,106
Net increase (decrease) in net assets	708,232,341	425,405,803
Net assets:
Beginning of year	1,280,997,728	855,591,925

End of year	$1,989,230,069	$1,280,997,728

Undistributed net investment income included in net assets:
End of year	$23,647,817	$16,602,943

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

Corporate debt securities and U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

Foreign Currency Translation (cont.)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2004, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2004		2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,256,557	$14,860,796	1,110,988	$10,553,604
Shares issued in reinvestment of distributions	835,104	9,645,451	1,181,236	11,363,488
Shares redeemed	(8,487,240)	(99,597,953)	(11,030,466)	(102,071,691)

Net increase (decrease)	(6,395,579)	$(75,091,706)	(8,738,242)	$(80,154,599)

Class 2 Shares:
Shares sold	50,615,234	$589,822,365	30,448,582	$289,636,811
Shares issued in reinvestment of distributions	747,186	8,547,806	477,333	4,553,762
Shares redeemed	(4,387,645)	(50,337,357)	(7,334,303)	(68,769,868)

Net increase (decrease)	46,974,775	$548,032,814	23,591,612	$225,420,705

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Templeton Global Advisors Ltd. (TGAL)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)	Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.00%	First $100 million
.90%	Over $100 million, up to and including $250 million
.80%	Over $250 million, up to and including $500 million
.75%	Over $500 million

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets of the Fund, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses of $11,265,016 which may be carried over to offset future capital gains. Such losses expire in 2011.

At December 31, 2004, the Fund had deferred currency losses occurring subsequent to October 31, 2004 of $3,788. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Distributions paid from ordinary income	$18,193,257	$15,917,250

Net investment income (loss) and realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

5. INCOME TAXES (cont.)

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,688,812,959

Unrealized appreciation	$337,882,790
Unrealized depreciation	(40,435,690)

Net unrealized appreciation (depreciation)	$297,447,100

Distributable earnings - undistributed ordinary income	$23,647,326

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004, aggregated $620,859,324 and $257,281,470, respectively.

7. REGULATORY MATTERS

Investigations

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), the California Attorney General’s Office (“CAGO”), and the National Association of Securities Dealers, Inc. (“NASD”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the “Company”), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

Settlements

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the “funds”).

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order” (the “Order”). The SEC’s Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

Settlements (cont.)

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. (“FTAS”), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the “State of Massachusetts”) related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the “Massachusetts Consent Order”). The Massachusetts Consent Order included two different sections: “Statements of Fact” and “Violations of Massachusetts Securities Laws.” Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that “Franklin did not admit or deny engaging in any wrongdoing”) failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the “Second Complaint”). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. (“FTDI”) reached an agreement with the CAGO, resolving the issues resulting from the CAGO’s investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO’s complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934” (the “Second Order”).

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds’ Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company’s expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

Other Legal Proceedings

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

7. REGULATORY MATTERS (cont.)

Other Legal Proceedings (cont.)

timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC’s August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company’s business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company’s future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds’ shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Securities Fund (the Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 9, 2005

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates 29.48% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.

At December 31, 2004, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends and interest paid to the Fund on these investments. The Fund elects to treat foreign taxes paid under Section 853 of the Code. This election will allow shareholders of record in June 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 2005, semi-annual report of the Fund.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse First Boston (CSFB) High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan (JPM) Euro Emerging Markets Bond Index Global (EMBIG) tracks total returns for euro-denominated straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan (JPM) Government Bond Index (GBI) Global tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.

Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must be publicly issued, fixed rate, and have at least par amount outstanding. They must also be dollar denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers U.S. Intermediate Government Bond Index includes securities issued by the U.S. Treasury or agency. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. All issues included must have one to ten years to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lipper Multi-Sector Income Funds Objective Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the one-year period ended 12/31/04, there were 112 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income and distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

Lipper VIP Equity Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing at least 60% of their portfolio in equity securities. For the one-year period ended 12/31/04, there were 61 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as funds that invest primarily in U.S. government and Agency issues. For the one-year period ended 12/31/04, there were 56 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds classification in the Lipper VIP underlying funds universe. Lipper Income Funds seek a high level of current income by investing in income-producing stocks, bonds and money market instruments. For the one-year period ended 12/31/04, there were 18 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch 2-, 5- and 10-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Merrill Lynch U.S. Treasury Strips 1-Year Index consists of U.S. Treasury debt that has been issued in stripped form that is captured in the Merrill Lynch U.S. Broad Market Index. The index is composed of a single synthetic security rolled daily to achieve a 1-year constant maturity.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global developed markets.

National Association of Securities Dealers Automated Quotations (NASDAQ) Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a market capitalization-weighted index designed to measure the performance of emerging market stocks. It tracks approximately 2,000 securities such as Brazil, Mexico, China and South Korea. Performance represents total return in $US.

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person’s successor is elected and qualified.

Independent Board Members

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
FRANK H. ABBOTT, III (83) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	113	None

Principal Occupation During Past 5 Years: President and Director, Abbott Corporation (an investment company).
HARRIS J. ASHTON (72) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	142	Director, Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (76) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	49	None

Principal Occupation During Past 5 Years:

Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

S. JOSEPH FORTUNATO (72) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1995	143	None

Principal Occupation During Past 5 Years: Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
FRANK W.T. LAHAYE (75) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	115	Director, The California Center for Land Recycling (redevelopment).

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
GORDON S. MACKLIN (76) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1995	142	Director, Martek Biosciences Corporation; MedImmune, Inc. (biotechnology); and Overstock.com (Internet services); and formerly, Director, MCI Communication Corporation (subsequently known as MCI WorldCom, Inc. and WorldCom, Inc.) (communications services) (1988-2002), White Mountains Insurance Group Ltd. (holding company) (1987-2004) and Spacehab, Inc. (aerospace services) (1994-2003).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).

BOD-1

Interested Board Members and Officers

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**CHARLES B. JOHNSON (71) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1988	142	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, Jr. (64) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer— Investment Management	Trustee since 1988 and President and Chief Executive Officer—Investment Management since 2002	125	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

HARMON E. BURNS (59) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1988	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (52) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer	Since July 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

LAURA FERGERSON (42) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer	Since July 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Officer of 34 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

BOD-2

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
MARTIN L. FLANAGAN (44) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1995	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

JIMMY D. GAMBILL (57) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Senior Vice President and Chief Executive Officer—Finance and Administration	Since 2002	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (57) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).

BARBARA J. GREEN (57) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

MICHAEL O. MAGDOL (67) 600 Fifth Avenue Rockefeller Center New York, NY 10048-0772	Vice President— AML Compliance	Since 2002	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
MURRAY L. SIMPSON (67) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).

GALEN G. VETTER (53) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Chief Financial Officer and Chief Accounting Officer	Since May 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; and formerly, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s advisers and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board of Directors has determined that there is at least one such financial expert on the Audit Committee and has designated Frank W.T. LaHaye as its audit committee financial expert. The Board believes that Mr. LaHaye qualifies as such an expert in view of his extensive business background and experience, including service as President and Director of McCormick Selph Associates from 1954 through 1965; Director and Chairman of Teledyne Canada Ltd. from 1966 through 1971; Director and Chairman of Quarterdeck Corporation from 1982 through 1998; and services as a Director of various other public companies including U.S. Telephone Inc. (1981-1984), Fisher Imaging Inc. (1991-1998) and Digital Transmissions Systems (1995-1999). In addition, Mr. LaHaye served from 1981 to 2000 as a Director and Chairman of Peregrine Venture Management Co., a venture capital firm, and has been a Member and Chairman of the Fund’s Audit Committee since its inception. As a result of such background and experience, the Board of Directors believes that Mr. LaHaye has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. LaHaye is an independent Director as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Contract owners may call 1-800/321-8563 or their insurance companies to request the SAI.

BOD-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

Proxy Voting Policies and Procedures

The Fund has established Proxy Voting Policies and Procedures (“Policies”) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

SI-1

FRANKLIN TEMPLETON INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906

Annual Report

Franklin Templeton Variable Insurance Products Trust

Investment Managers

Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Templeton Investment Counsel, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold only to insurance company separate accounts ("Separate Account") to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP A2004 02/05

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is Frank W.T. LaHaye and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules And Releases.

Item 4.	Principal Accountant Fees and Services.

    N/A

Item 5.	Audit Committee of Listed Registrants.

   N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

   N/A

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

   N/A

Item 9.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 10.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 11.	Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers

(b)(1)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Galen G. Vetter, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ JIMMY D. GAMBILL
Jimmy D. Gambill
Chief Executive Officer – Finance and Administration

Date:	April 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JIMMY D. GAMBILL
Jimmy D. Gambill
Chief Executive Officer – Finance and Administration

Date:	April 25, 2005

By	/s/ GALEN G. VETTER
Galen G. Vetter
Chief Financial Officer

Date:	April 25, 2005